                                                                 Exhibit 10(hh)









Amendment and
Restatement Deed - Deed
of Common Terms

Dated  26 February 2004

TXU Australia Holdings Pty Ltd (as "Borrower," a "Guarantor" and as an
"Obligor")
TXU Australia Group Pty Ltd and each of the companies specified in part 1 of schedule 1 ("Obligors")
TXU Australia Holdings (AGP) Pty Ltd
TXU Australia (LP) No 1 Limited
TXU Australia (LP) No 2 Limited ("Partnership")
Each of the financial institutions specified in items 1, 3 and 4 of schedule 2
("Senior Creditors")
TXU Australia Holdings (AGP) Pty Ltd
TXU Corp. ("TXU"), TXU Australia (LP) No. 1 Limited,
TXU Australia (LP) No. 2 Limited  and
TXU Australia Pty Ltd ("Junior Creditors")
Each of the financial institutions specified in item 2 of schedule 2 ("Retiring Financiers")
National Australia Bank Limited ("Retiring Trustee")
ANZ Fiduciary Services Pty Ltd ("New Trustee")
Australia and New Zealand Banking Group Limited
("New Syndicated Facilities Agent")
National Australia Bank Limited ("Retiring Syndicated Facilities Agent")

Mallesons Stephen Jaques
Rialto
525 Collins Street
Melbourne   Vic   3000
T +61 3 9643 4000
F +61 3 9643 5999
DX 101 Melbourne
7036715_15

Details                                                                       i

General terms                                                                 6

Part 1 - Refinancing Facility                                                 6

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1        Conditions Precedent - Deed of Common Terms (Refinancing)            6

1.1      Debt Refinance Date                                                  6
1.2      Conditions to Debt Refinance Date                                    6
1.3      Form of certification                                                7
1.4      Benefit of conditions                                                7
1.5      Retiring Trustee appoints New Syndicated Facilities Agent            7
1.6      Senior Creditors to indemnify                                        7
1.7      Borrower back-to-back indemnity                                      7

-------------------------------------------------------------------------------
2        Debt Refinance Date                                                  7

2.1      New Financiers/Retiring Financiers                                   7
2.2      New Creditor Accession Deed                                          8
2.3      Representations                                                      8
2.4      Amendments to Deed of Common Terms                                   8
2.5      Syndicated Facilities Agent                                          9
2.6      Cancellation of Existing Facilities Commitment                       9

-------------------------------------------------------------------------------
3        Acknowledgments                                                      9

3.1      Obligor's consent                                                    9
3.2      Guarantor's confirmation                                             9
3.3      Junior Creditor's confirmation                                      10
3.4      General confirmations                                               10
3.5      Rights not affected                                                 10

-------------------------------------------------------------------------------
4        Retiring Trustee and New Trustee                                    10

4.1      Retirement                                                          10
4.2      Appointment                                                         11
4.3      Transfer                                                            11
4.4      Release                                                             11
4.5      Acknowledgements                                                    11
4.6      Documents for Retiring Trustee                                      12
4.7      Further steps                                                       12

Part 2 - IPO Terms                                                           12

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5        Conditions Precedent - Deed of Common Terms (IPO)                   12

5.1      IPO Effective  Date                                                 12
5.2      Conditions to IPO Effective Date                                    12
5.3      Form of certification                                               12
5.4      Benefit of conditions                                               13

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6        IPO Effective Date                                                  13

6.1      Effect of IPO Effective Date                                        13
6.2      Amendments to Deed of Common Terms                                  13
6.3      Representations by Guarantors and Obligors                          13

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7        Acknowledgments                                                     13

7.1      Obligor's Consent                                                   13
7.2      General confirmations                                               14
7.3      Rights not affected                                                 14

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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  1
                             Deed of Common Terms
                             26 February 2004

Part 3 - Miscellaneous                                                       14

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8        Cost, Charges and Expenses                                          14

8.1      What the Borrower agrees to pay                                     14
8.2      Independent Consultants Costs                                       15
8.3      Borrower's indemnity                                                15
8.4      Borrower to pay                                                     16
8.5      Inconsistency                                                       16

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9        Notices                                                             16

9.1      Form                                                                16
9.2      Delivery                                                            16
9.3      When effective                                                      17
9.4      Receipt - postal                                                    17
9.5      Receipt - fax                                                       17
9.6      Receipt - eAgency                                                   17
9.7      Receipt - general                                                   17

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10       Miscellaneous                                                       17

10.1     Counterparts                                                        17
10.2     Applicable law                                                      17

-------------------------------------------------------------------------------
11       Definitions                                                         17

11.1     Definitions                                                         17
11.2     Deed of Common Terms                                                21
11.3     Senior Finance Document                                             21
11.4     Definition of Senior Creditor                                       21

Schedule 1 - Obligors                                                        23

Schedule 2 - Senior Creditors                                                25

Item 1 - Continuing Financiers                                               25

Item 2 - Retiring Financiers                                                 27

Item 3 - Continuing Hedge Counterparties                                     28

Item 4 - New Financiers                                                      30

Schedule 3 - Conditions Precedent - Refinancing (clause 1.2)                 31

Schedule 4 - Conditions Precedent to IPO Effective Date (clause 5.2(a))      35

Schedule 5 - Form of IPO Guarantee                                           40

Schedule 1 - Guarantors                                                      54

Schedule 6 - Form of Solvency Certificate                                    58

Annexure A - Deed of Common Terms (Refinancing)                              60

Annexure B - Deed of Common Terms (IPO)                                      61

Signing page                                                                  i

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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  2
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of Common Terms



Details



Interpretation - definitions are at the end of the General terms


Parties Borrower, Partnership, Obligors, Senior Creditors, Retiring Financiers, Junior Creditors, Retiring Trustee, New Trustee, New Syndicated Facilities Agent and Retiring Syndicated Facilities Agent, each as described below.
-------------------------------------------------------------------------------

Borrower               Name                  TXU Australia Holdings Pty Ltd

                       ABN                   97 086 006 859
                       Incorporated in       Australia
                       Borrower's address    Level 33, 385 Bourke Street,
                                             Melbourne, Victoria
                       Fax                   (61 3) 8628 0925
                       Attention             Assistant Treasurer
-------------------------------------------------------------------------------
Partnership
                       Name                  TXU Australia Holdings
                                             (Partnership) Limited Partnership
                                             (ABN 40 315 470 807) a limited
                                             partnership formed and registered
                                             under the Partnership Act 1958 of
                                             Victoria, the general partner of
                                             which is:

                                             TXU Australia Holdings (AGP)
                                             Pty Ltd
                       ABN                   16 086 014 931
                       Incorporated in:      Australia

                       and the limited
                       partners of which
                       are:

                       Name                  TXU Australia (LP) No. 1 Limited

                       ARBN                  086 406 733

                       Incorporated in:      England and Wales

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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  1
                             Deed of Common Terms
                             26 February 2004
                       and

                       Name                  TXU Australia (LP) No. 2 Limited

                       ARBN                  086 406 724

                       Incorporated in:      England and Wales

                       Partnership's         Level 33, 385 Bourke Street,
                        address              Melbourne, Victoria

                       Fax                   (61 3) 8628 0925

                       Attention             Assistant Treasurer

-------------------------------------------------------------------------------
                                              See Schedule 1 for details
Obligors
-------------------------------------------------------------------------------
 Senior                                       Continuing Financiers, Continuing
 Creditors                                    Hedge Counterparties and New
                                              Financiers, each as described
                                              below

-------------------------------------------------------------------------------
 Continuing                                   Each person whose details are set
 Financiers                                   out in item 1 of Schedule 2
                                              ("Senior Creditors - Continuing
                                              Financiers")

-------------------------------------------------------------------------------
 Retiring                                     Each person whose details are set
 Financiers                                   out in item 2 of Schedule 2
                                              ("Senior Creditors - Retiring
                                               Financiers")

-------------------------------------------------------------------------------
Continuing                                    Each person whose details are set
Hedge                                         out in item 3 of Schedule 2
Counterparties                                ("Senior Creditors - Continuing
                                               Hedge Counterparties)

-------------------------------------------------------------------------------
New                                           Each person whose details are set
Financiers                                    out in item 4 of Schedule 2
                                              ("Senior Creditors - New
                                              Financiers")

------------------------------------------------------------------------------
Junior                                       TXU, General Partner, each Limited
Creditors                                    Partner and TXUA, each as
                                             described below
-------------------------------------------------------------------------------
                                              TXU Corp., a corporation
TXU                     Name                  organised under the laws of the
                                              State of Texas, United States
                                              of America


                        Address Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201,
                                              United States of America

                        Fax                   1 (214) 812 2488

                        Attention             Mr Kirk Oliver
                                              Treasurer & Assistant Secretary
-------------------------------------------------------------------------------

General Partner         Name                  TXU Australia Holdings (AGP)
                                               Pty Ltd

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  2
                             Deed of Common Terms
                             26 February 2004

                        ABN                   16 086 014 931

                        Address               Level 33, 385 Bourke Street,
                                              Melbourne, Victoria

                        Fax                   (61 3) 8628 0925

                        Attention             Assistant Treasurer
-------------------------------------------------------------------------------

Limited Partners        Name                  TXU Australia (LP) No. 1 Limited

                        ARBN                  086 406 733

                        Incorporated In       England and Wales

                        and

                        Name                  TXU Australia (LP) No. 2 Limited

                        ARBN                  086 406 724

                        Incorporated In       England and Wales

                        Address               Level 33, 385 Bourke Street,
                                              Melbourne, Victoria

                        Fax                   (61 3) 8628 0925

                        Attention             Assistant Treasurer

-------------------------------------------------------------------------------
                                              TXU Australia Pty Ltd
TXUA                    Name

                        ABN                   96 071 611 017

                        Address               Level 33, 385 Bourke Street,
                                              Melbourne, Victoria

                        Fax                   (61 3) 8628 0925

                        Attention             Assistant Treasurer

-------------------------------------------------------------------------------
                                              National Australia Bank Limited
Retiring Trustee        Name

                        ABN                   12 004 044 937

                        Address               Level 33
                                              500 Bourke Street
                                              Melbourne  Vic   3000

                        Telephone             (61 3) 9659 6752

                        Fax                   (03) 9659 6927

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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  3
                             Deed of Common Terms
                             26 February 2004

------------------------------------------------------------------------------
                                              ANZ Fiduciary Services Pty Ltd
New Trustee             Name

                        ABN                   91 100 709 493

                        Address Level 12, 530 Collins Street, Melbourne, Victoria, 3000

                        Telephone             (61 3) 9273 1758

                        Fax                   (61 3) 9273 3539

                        Attention             Transaction Management &
                                              Execution, Credit
                                              Origination and Sales
-------------------------------------------------------------------------------

Retiring Syndicated     Name                  National Australia Bank Limited
Facilities Agent

                        ABN                   12 044 044 937

                        Address               Level 33, 500 Bourke Street,
                                              Melbourne, Victoria
                        Telephone             (61 3) 9659 6752

                        Fax                   (61 3) 9659 6927
-------------------------------------------------------------------------------
                                              Australia and New Zealand Banking
                                              Group Limited
New Syndicated          Name
Facilities Agent

                        ABN                   11 005 357 522

                        Address Level 12, 530 Collins Street, Melbourne, Victoria, 3000

                        Telephone             (61 3) 9273 1758

                        Fax                   (61 3) 9273 3539

                        Attention             Transaction Management
                                              & Execution, Credit
                                              Origination and Sales
-------------------------------------------------------------------------------

Recitals                A        The parties intend to amend the Deed of
                                 Common Terms on the Debt Refinance Date and on the IPO Effective Date subject to satisfying relevant conditions precedent.

                        B On the Debt Refinance Date, the Retiring Trustee will retire and the New Trustee will be appointed as Trustee.

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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  4
                             Deed of Common Terms
                             26 February 2004

                        C        On the Debt Refinance Date:


                                 (i) the New Financiers and New Syndicated Facilities Agent will become a party to the Deed of Common Terms;

                                 (ii) the Retiring Financiers will cease to be Financiers and Senior Creditors;


                                 (iii)    the Retiring Syndicated Facilities
                                          Agent will cease to be the Syndicated
                                          Facilities Agent; and


                                 (iv)     the Existing Facilities will be
                                          cancelled.

                        D On the IPO Effective Date, the New Guarantors become Guarantors under the Deed of Common Terms and the Guarantors under the Original Guarantee and the New Guarantee will be released as Guarantors.

-------------------------------------------------------------------------------

Governing law           Victoria
-------------------------------------------------------------------------------

Date of deed            See Signing page



-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  5
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms
General terms



Part 1 - Refinancing Facility


-------------------------------------------------------------------------------
1        Conditions Precedent - Deed of Common Terms
         (Refinancing)

1.1      Debt Refinance Date

         Subject to clause 1.2 ("Conditions to Debt Refinance Date"), the Retiring Trustee agrees to notify the Borrower and each of the Senior Creditors of a date to be the Debt Refinance Date, (being a date on or after the date of notification by the Retiring Trustee).

1.2      Conditions to Debt Refinance Date

         The Retiring Trustee may only give notice specifying a date as the Debt Refinance Date when the Retiring Trustee has received:

         (a) a notice from the New Syndicated Facilities Agent that it has received every item listed in schedule 2 ("Conditions precedent") of the Loan Note Subscription Agreement and confirming that the conditions precedent in schedule 2 of the Loan Note Subscription Agreement have been met; and

         (b) a notice from the New Syndicated Facilities Agent that it has received a notice from each Senior Creditor under the Working Capital Facility Agreement that those Senior Creditors have received every item listed in schedule 1 ("Conditions precedent") to the Working Capital Facility Agreement and confirming that the conditions precedent in schedule 1 of the Working Capital Facility Agreement have been met; and

        (c) a notice from the New Syndicated Facilities Agent that it has received every item listed in schedule 3 ("Conditions precedent - Refinancing") to this deed in form and substance satisfactory to all Senior Creditors or the New Syndicated Facilities Agent (as indicated in that schedule alongside the relevant item); and

       (d) a notice from the New Syndicated Facilities Agent that it has received a certificate from the Borrower that no Event of Default or Potential Event of Default continues unremedied which must be:

                  (i) in form and in substance satisfactory to the New Syndicated Facilities Agent; and

                  (ii) given no earlier than 7 days prior to the Debt
                       Refinance Date.

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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  6
                             Deed of Common Terms
                             26 February 2004

1.3      Form of certification

         Anything required to be certified under clause 1.2 ("Conditions to Debt Refinance Date") must be certified by a director or secretary of the relevant Obligor or New Obligor as being true and complete as at a date no earlier than seven days prior to the date of this deed.

1.4      Benefit of conditions

         Each condition precedent to the Debt Refinance Date set out in clause
         1.2 ("Conditions to Debt Refinance Date") is for the sole benefit of the Senior Creditors and may only be waived by the Retiring Trustee upon the instructions of all of the Senior Creditors (as to which the Retiring Trustee will act on notice from the New Syndicated Facilities Agent).

1.5      Retiring Trustee appoints New Syndicated Facilities Agent

         (a) The Retiring Trustee appoints the New Syndicated Facilities Agent to review and obtain instructions from the Senior Creditors in relation to the satisfaction or waiver of the conditions precedent set out in schedule 3 ("Conditions Precedent - Refinancing").

         (b) Notwithstanding anything to the contrary in the Deed of Common Terms, the Retiring Trustee is not liable or responsible for the actions (or any omission to act) of the New Syndicated Facilities Agent under this clause and in providing the notice under clause 1.1 ("Debt Refinance Date") is entitled to rely solely on the notices received from the New Syndicated Facilities Agent without having to enquire whether anything (including, without limitation, the satisfaction of any conditions precedent) set out in the notices referred to in clause 1.2 ("Conditions to Debt Refinance Date") is correct or not.

1.6      Senior Creditors to indemnify

         Each Senior Creditor individually in accordance with its Share indemnifies the New Syndicated Facilities Agent and the Retiring Trustee against any liability or loss arising from, and any Costs incurred in connection with, the New Syndicated Facilities Agent or the Retiring Trustee acting in accordance with clause 1 ("Conditions Precedent - Deed of Common Terms (Refinancing)) except to the extent such liability, loss or Costs results from the fraud, gross negligence or wilful misconduct of the New Syndicated Facilities Agent or Retiring Trustee, as the case may be.

1.7      Borrower back-to-back indemnity

         The Borrower indemnifies each Senior Creditor against any liability or loss arising from, and any Costs incurred in connection with, the Senior Creditor making a payment under clause 1.6 ("Senior Creditor to indemnify").

-------------------------------------------------------------------------------
2        Debt Refinance Date

2.1      New Financiers/Retiring Financiers

         On the Debt Refinance Date:

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  7
                             Deed of Common Terms
                             26 February 2004

         (a) each New Financier becomes a party to the Deed of Common Terms and assumes the obligations and acquires the rights of a Financier and Senior Creditor under the Deed of Common Terms and each other party to the Deed of Common Terms acquires corresponding rights against and assumes corresponding obligations towards the New Financier; and

         (b) each Retiring Financier ceases to be a party to the Deed of Common Terms in the capacity of a Financier and Senior Creditor (unless it is also a Continuing Hedge Counterparty) and the Retiring Financier is discharged from any further obligation under any Senior Finance Document (this discharge does not prejudice any accrued right or obligation).

2.2      New Creditor Accession Deed

         This deed is a New Creditor Accession Deed under the Deed of Common Terms with respect to each New Financier, each Continuing Financier and each Continuing Hedge Counterparty.

         Accordingly on and from the Debt Refinance Date:

         (a) this deed and the Loan Note Subscription Agreement are each a Senior Finance Document and a Bank Finance Document and each New Financier and Continuing Financier that is a party to the Loan Note Subscription Agreement and the New Syndicated Facilities Agent is a Senior Creditor for the purposes of the Deed of Common Terms; and

         (b) this deed and the Working Capital Facility Agreement are each a Senior Finance Document and a Bank Finance Document and each New Financier and Continuing Financier that is a party to the Working Capital Facility Agreement is a Senior Creditor for the purposes of the Deed of Common Terms; and

         (c) this deed and each Hedge Agreement is a Senior Finance Document for the purposes of the Deed of Common Terms.

2.3      Representations

         On the date of this deed as if the Debt Refinance Date had already occurred and on the Debt Refinance Date each Obligor represents and warrants to and for the benefit of each Senior Creditor each of the representations and warranties in clause 5 of the Deed of Common Terms.

2.4      Amendments to Deed of Common Terms

         (a) On the Debt Refinance Date, the Deed of Common Terms is amended to the extent necessary to result in the terms of the Deed of Common Terms being as set out in Annexure A ("Deed of Common Terms (Refinancing)").

         (b) Each of the parties acknowledges and agrees that the amendments to the Deed of Common Terms do not and are not intended to novate, replace or rescind the Deed of Common Terms.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  8
                             Deed of Common Terms
                             26 February 2004

2.5      Syndicated Facilities Agent

         On the Debt Refinance Date:

         (a) National Australia Bank Limited ceases to be a party to the Deed of Common Terms in the capacity of Syndicated Facilities Agent; and

         (b) the New Syndicated Facilities Agent becomes a party to the Deed of Common Terms in the capacity of Syndicated Facilities Agent and assumes the obligations and acquires the rights of the Syndicated Facilities Agent and a Senior Creditor under the Deed of Common Terms and each other party to the Deed of Common Terms acquires corresponding rights against and assumes corresponding obligations towards the New Syndicated Facilities Agent.

2.6      Cancellation of Existing Facilities Commitment

         The Partnership, each Senior Creditor and each Retiring Financier under the Existing Facilities acknowledges that on receipt by those Senior Creditors and Retiring Financiers of the amount owing to them in connection with the Existing Facilities on the Debt Refinance Date the commitment of each of those Senior Creditors and Retiring Financiers under the Existing Facilities is cancelled.

-------------------------------------------------------------------------------
3        Acknowledgments

3.1      Obligor's consent

         Each Obligor and each Junior Creditor consents to:

         (a) the amendments to the Deed of Common Terms as set out in Annexure A to this deed; and

         (b) the amendments to the Transaction Documents as contemplated by this deed.

3.2      Guarantor's confirmation

         On and immediately after the Debt Refinance Date each Guarantor under paragraph (a) and (b) of the definition of Guarantor confirms that:

         (a) the Original Guarantee and the New Guarantee to which each is a party continue in full force and effect; and

         (b) the amendments to the Deed of Common Terms do not affect the validity or enforceability of the Original Guarantee or the New Guarantee; and

         (c) they consent to any increased liabilities incurred by them under the Original Guarantee or the New Guarantee as a result of the Loan Note Subscription Agreement, the Working Capital Facility Agreement, any new Hedge Agreement or the amendments to the Transaction Documents.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  9
                             Deed of Common Terms
                             26 February 2004

3.3      Junior Creditor's confirmation

         On and immediately after the Debt Refinance Date, each Junior Creditor confirms that:

         (a) no obligation of the Junior Creditor arising under the Deed of Common Terms is released or abrogated, prejudiced or affected by the amendments to the Deed of Common Terms or the amendments to the Transaction Documents contemplated by this deed; and

        (b) the rights of the Senior Creditors are not affected by the amendments to the Deed of Common Terms or the amendments to the Transaction Documents contemplated by this deed; and

        (c) the Junior Debt remains subordinated to the Senior Debt in accordance with the Deed of Common Terms subject only to the changes expressly contemplated by clause 2 ("Debt Refinance Date").

3.4      General confirmations

         Each party to this deed confirms that:

        (a) on and from the Debt Refinance Date, the Deed of Common Terms continues in full force and effect subject only to the changes expressly contemplated by clause 2 ("Debt Refinance Date"); and

        (b) the changes to the Deed of Common Terms under clause 2 ("Debt Refinance Date") do not affect the validity or enforceability of the Deed of Common Terms or any other Transaction Document; and

       (c) any Senior Creditor who was not a Senior Creditor under the Deed of Common Terms prior to the Debt Refinance Date, does not have any liability for any act, matter or thing arising under the Deed of Common Terms before the Debt Refinance Date.

3.5      Rights not affected

         Nothing in clause 2 ("Debt Refinance Date"):

         (a) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Transaction Documents on, before or after the Debt Refinance Date; or

         (b) discharges, releases or otherwise affects any liability or obligation arising under the Transaction Documents on, before or after the Debt Refinance Date,

         except as expressly contemplated in that clause.

-------------------------------------------------------------------------------
4        Retiring Trustee and New Trustee

4.1      Retirement

         With effect on and from the Debt Refinance Date, the Retiring Trustee retires as Trustee of the TXU Australia Holdings Trust.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  10
                             Deed of Common Terms
                             26 February 2004

4.2      Appointment

         With effect on and from the Debt Refinance Date, the New Trustee is appointed as trustee of the TXU Australia Holdings Trust. The New Trustee accepts its appointment as trustee of the TXU Australia Holdings Trust.

4.3      Transfer

         With effect on and from the Debt Refinance Date, the Retiring Trustee transfers and assigns the Trust Fund to the New Trustee, which includes for the avoidance of doubt the benefit of the Original Guarantee and the New Guarantee. The New Trustee accepts this assignment and agrees to hold the Trust Fund on the terms of the Deed of Common Terms.

4.4      Release

         Immediately following the appointment of the New Trustee, the Retiring Trustee is discharged from any further obligation under the Senior Finance Documents. (This discharge does not prejudice any accrued right or obligation.)

4.5      Acknowledgements

         Each party to this deed acknowledges that:

         (a) the Retiring Trustee has given the appropriate notice period under the Deed of Common Terms to the Partnership and to each Senior Creditor of its intention to retire as Trustee of the TXU Australia Holdings Trust;

         (b) the Partnership approves of the appointment of the New Trustee (subject to the terms of this clause 4 ("Retiring Trustee and New Trustee"));

         (c) the Retiring Trustee is a party to this deed in its capacity as Trustee under the Deed of Common Terms and the Syndicated Facilities Agreement, and in accordance with its powers under the Syndicated Facilities Agreement and the Deed of Common Terms; and

         (d)      with effect on and from the Debt Refinance Date:

                  (i) the New Trustee and each other party to the Senior Finance Documents have the same rights and obligations among themselves as they would have had if the New Trustee had been a party to the Senior Finance Documents to which the Trustee is a party at the dates of those documents; and

                  (ii) each reference in the Senior Finance Documents to the
                       Trustee is read as a reference to the New Trustee; and

         (e) the New Trustee has no obligations under the Senior Finance Documents before the Debt Refinance Date; and

         (f) in the case of the Borrower, the Partnership and TXU8, this deed constitutes notice to each of them of the assignment of the benefit of the Original Guarantee and the New Guarantee from the Retiring Trustee to the New Trustee.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  11
                             Deed of Common Terms
                             26 February 2004

4.6      Documents for Retiring Trustee

         The Retiring Trustee agrees to deliver to the New Trustee:

         (i) all original documents relating to the TXU Australia Holdings Trust and the Trust Fund in its possession; and

         (ii) such transfers, requests or notices of assignment or other documents in respect of the Trust Fund to record the transfer of the Trust Fund to the New Trustee, as are reasonably requested by the New Trustee.

4.7      Further steps

         The Retiring Trustee agrees, at the Borrower's reasonable expense, to do anything the New Trustee reasonably asks (such as obtaining consents, signing, producing and delivering documents and updating any registers) to give effect to the transactions contemplated by this deed.

Part 2 - IPO Terms

-------------------------------------------------------------------------------
5        Conditions Precedent - Deed of Common Terms (IPO)

5.1      IPO Effective  Date

         Subject to clause 5.2 ("Conditions to IPO Effective Date"), the New Trustee agrees to notify the Borrower and each of the Senior Creditors of a date to be the IPO Effective Date.

5.2      Conditions to IPO Effective Date

         The New Trustee may only give notice specifying a date as the IPO Effective Date when the New Trustee has received:

         (a) every item listed in schedule 4 ("Conditions precedent to IPO Effective Date") ("Conditions Precedent") to this deed in form and substance satisfactory to all of the Senior Creditors or the New Trustee (as indicated in that schedule alongside the relevant item); and

         (b) a certificate from the Borrower that no Event of Default or Potential Event of Default continues unremedied, which must be:

                  (i)  in form and substance satisfactory to the New Trustee;
                       and

                  (ii) given no earlier than 7 days prior to the IPO Effective
                       Date.

5.3      Form of certification

         Anything required to be certified under clause 5.2 ("Conditions to IPO Effective Date") must be certified by a director or secretary of the relevant Obligor as being true and complete as at a date no earlier than seven days prior to the proposed IPO Effective Date and on the basis that the IPO Guarantee is a Transaction Document at that date.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 12
                             Deed of Common Terms
                             26 February 2004

5.4      Benefit of conditions

         Each condition precedent to the IPO Effective Date occurring set out in clause 5.2 ("Conditions to IPO Effective Date") is for the sole benefit of the Senior Creditors and may only be waived by the New Trustee upon the instructions of all Senior Creditors.

-------------------------------------------------------------------------------
6        IPO Effective Date

6.1      Effect of IPO Effective Date

         On the IPO Effective Date:

         (a) the Deed of Common Terms is amended to the extent necessary to result in the terms of the Deed of Common Terms being as set out in Annexure B ("Deed of Common Terms (IPO)"); and

         (b) each New Guarantor becomes a Guarantor under the Deed of Common Terms and a Credit Support Provider under each Hedge Agreement; and

         (c) the IPO Guarantee becomes a Credit Support Document under each Hedge Agreement; and

         (d) the IPO Effective Date occurs for the purpose of the Loan Note Subscription Agreement and the Working Capital Facility Agreement; and

         (e) the Guarantors under the Original Guarantee and the New Guarantee are released from the Original Guarantee and the New Guarantee.

6.2      Amendments to Deed of Common Terms

         Each of the parties acknowledges and agrees that the amendments to the Deed of Common Terms on the IPO Effective Date do not and are not intended to novate, replace or rescind the Deed of Common Terms.

6.3      Representations by Guarantors and Obligors

         On the IPO Effective Date each Obligor and each New Guarantor represents and warrants to and for the benefit of each Senior Creditor each of the representations and warranties in clause 5 of the Deed of Common Terms.

-------------------------------------------------------------------------------
7        Acknowledgments

7.1      Obligor's Consent

         Each Obligor consents to:

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 13
                             Deed of Common Terms
                             26 February 2004

         (a) the amendments to the Deed of Common Terms as set out in Annexure B to this deed; and

         (b) the amendments to the Transaction Documents as contemplated by this deed.

7.2      General confirmations

         Each party to this deed confirms and agrees that:

         (a) on the IPO Effective Date, the Deed of Common Terms continues in full force and effect subject only to the changes contemplated by clause 6 ("IPO Effective Date"); and

         (b) the changes to the Deed of Common Terms under clause 6 ("IPO Effective date") do not affect the validity or enforceability of the Deed of Common Terms or any other Transaction Document; and

         (c) any Senior Creditor who was not a Senior Creditor under the Deed of Common Terms prior to the IPO Effective Date, does not have any liability for any act, matter or thing arising under the Deed of Common Terms prior to the IPO Effective Date.

7.3      Rights not affected

         Nothing in clause 6 ("IPO Effective Date"):

         (a) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Transaction Documents on, before or after the IPO Effective Date; or

         (b) discharges, releases or otherwise affects any liability or obligation arising under the Transaction Documents on, before or after the IPO Effective Date,

         except as expressly contemplated in that clause.

Part 3 - Miscellaneous


-------------------------------------------------------------------------------
8        Cost, Charges and Expenses

8.1      What the Borrower agrees to pay

         The Borrower agrees to pay or reimburse the New Trustee, the Retiring Trustee, each other Senior Creditor and the Retiring Financiers on demand for:

         (a) the reasonable costs, charges and expenses of the New Trustee, the Retiring Trustee, each other Senior Creditor and the Retiring Financiers in connection with the negotiation, preparation, execution, stamping, registration and completion of any Transaction Document or any transaction contemplated by any Transaction Document; and

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  14
                             Deed of Common Terms
                             26 February 2004

         (b) the costs, charges and expenses of the New Trustee, and each other Senior Creditor in connection with any consent, approval, exercise or non-exercise of rights (including, without limitation, in connection with the contemplated or actual enforcement or preservation of any rights under any Transaction Document) waiver, variation, release or discharge in connection with any Transaction Document; and

         (c) taxes and fees (including, without limitation, registration fees) and fines and penalties in respect of fees (unless the Borrower has placed the New Trustee in sufficient cleared funds for the New Trustee or other Senior Creditor to be able to pay the taxes or fees by the due date), which may be payable or determined to be payable in connection with any Transaction Document or a payment or receipt or any other transaction contemplated by any Transaction Document; and

         (d) the reasonable costs, charges and expenses of the New Trustee, and each other Senior Creditor in connection with any enquiry by any authority involving the Partnership, the Borrower or any of its Related Entities,

         including in each case, without limitation, legal costs and expenses on a full indemnity basis or solicitor and own client basis, whichever is the higher.

         For the purposes of this clause 8.1, a reference to a Transaction Document means a Transaction Document following the Debt Refinance Date.

8.2      Independent Consultants Costs

         The Borrower agrees that the costs, charges and expenses referred to in clauses 8.1(b) and (d) ("What the Borrower agrees to pay") include, without limitation, those payable to any independent consultant or other person appointed to evaluate any matter of concern and the New Trustee's and any other Senior Creditor's reasonable administration costs in connection with any event referred to in clauses 8.1 (b) or
         (d) ("What the Borrower agrees to pay").

8.3      Borrower's indemnity

         The Borrower indemnifies the New Trustee, the Retiring Trustee, each other Senior Creditor and the Retiring Financiers against any liability or loss arising from, and any costs, charges and expenses incurred in connection with:

         (a) the payment, omission to make payment or delay in making payment of an amount referred to in clause 8.1 ("What the Borrower agrees to pay"); or

         (b) the New Trustee, the Retiring Trustee, each other Senior Creditor and the Retiring Financiers acting in connection with a Transaction Document in good faith on facsimile, electronic mail or telephone instructions purporting to originate from the authorised officers of an Obligor, New Guarantor or TXU and which it believes to be genuine and correct,

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  15
                             Deed of Common Terms
                             26 February 2004
         including, without limitation, liability, loss, costs, charges or expenses on account of funds borrowed, contracted for or used to fund any amount payable under a Transaction Document and including in each case, without limitation, legal costs and expenses on a full indemnity basis or solicitor and own client basis, whichever is the higher.

8.4      Borrower to pay

         The Borrower agrees to pay to the New Trustee, the Retiring Trustee, each other Senior Creditor and the Retiring Financiers an amount equal to any liability, loss, costs, charges or expenses of the kind referred to in clause 8.3 ("Borrower's Indemnity) suffered or incurred by any employee, officer, agent, attorney or contractor of the New Trustee, the Retiring Trustee, each other Senior Creditor and the Retiring Financiers unless caused by that person's gross negligence.

8.5      Inconsistency

         On and from the Debt Refinance Date and to the extent that anything in this clause 8 is inconsistent with the terms of the Deed of Common Terms (particularly clause 11 or clause 12 (as the case may be)) in so far as it applies to any particular Transaction Document, then the Deed of Common Terms prevails.

-------------------------------------------------------------------------------
9        Notices

9.1      Form

         All notices, certificates, consents, approvals, waivers and other communications in connection with this deed must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out or referred to in the Details or, if the recipient has notified otherwise, then marked for attention in the way last notified.

9.2      Delivery

         They must be:

         (a)      left at the address set out or referred to in the Details; or

         (b) sent by prepaid post (airmail, if appropriate) to the address set out or referred to in the Details; or

         (c) sent by fax to the fax number set out or referred to in the Details; or

         (d) if to, or by, the New Syndicated Facilities Agent, may be given by means of the ANZIB eAgency website, access to which is restricted to the parties to the Bank Finance Documents established by the New Syndicated Facilities Agent or other electronic means in a manner and subject to rules established by the New Syndicated Facilities Agent.

         However, if the intended recipient has notified a changed postal address or changed fax number, then the communication must be to that address or number.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 16
                             Deed of Common Terms
                             26 February 2004

9.3      When effective

         They take effect from the time they are received unless a later time is specified in them.

9.4      Receipt - postal

         If sent by post, they are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Australia).

9.5      Receipt - fax

         If sent by fax, they are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

9.6      Receipt - eAgency

         If sent by means of the ANZIB eAgency website, they are taken to be received on the later of:

         (a)      a notice being posted on the ANZIB eAgency website; and

         (b) receipt by the New Syndicated Facilities Agent of a delivery receipt in respect of an e-mail the New Syndicated Facilities Agent has sent to the relevant party's Nominated E-Mail Address notifying that the notice has become available on the ANZIB eAgency website.

9.7      Receipt - general

         Despite clauses 9.4 ("Receipt - postal"), 9.5 ("Receipt - fax") and 9.6 ("Receipt - eAgency"), if they are received after 5pm in the place of receipt or on a non-Business Day, they are taken to be received at 9am on the next Business Day.

-------------------------------------------------------------------------------
10       Miscellaneous

10.1     Counterparts

         This deed may consist of a number of copies of this deed each signed by one or more parties to this deed. When taken together, the signed copies are taken as making up the one document.

10.2     Applicable law

         This deed is governed by the law of Victoria. Each party to this deed submits to the non-exclusive jurisdiction of the courts of Victoria.

-------------------------------------------------------------------------------
11       Definitions

11.1     Definitions

         The following words have these meanings in this deed unless the contrary intention appears.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  17
                             Deed of Common Terms
                             26 February 2004

                  Bank Finance Document has the meaning given to it in the Loan Note Subscription Agreement.

                  Business Day means a day (not being a Saturday, Sunday or public holiday) on which banks are open for general banking business, in Melbourne and Sydney.

                  Credit Support Document has the meaning given to it in a Hedge Agreement.

                  Debt Refinance Date means the date notified by the Retiring Trustee under clause 1.1 ("Debt Refinance Date") to be the Debt Refinance Date.

                  Deed of Common Terms means:

                 (a) until amended under clause 2.4(a) ("Amendments to Deed of Common Terms"), the Deed of Common Terms previously known as the Security Trust Deed dated 24 February 1999 executed by the TXU Australia Holdings (Partnership) Limited Partnership, the Borrower, TXU (No. 8), TXU (No. 9), TXUA, TXU Networks (Gas)Pty Ltd (formerly known as Westar Pty Limited), TXU Pty Ltd (formerly known as Kinetik Energy Pty Ltd), TXU Electricity Limited (formerly known as Eastern Energy Limited), TXU Corp.(formerly known as Texas Utilities Company), Citibank, N.A. and National Australia Bank Limited as amended by a deed dated
                      22 February 2000, 31 October 2001 and 8 December 2003;

                 (b) when amended under clause 2.4(a) ("Amendments to Deed of Common Terms") until amended under clause 6.1(a) ("Effect of IPO Effective Date"), the Deed of Common Terms in the form of Annexure A to this deed; and

                 (c) when amended under clause 6.1(a), the Deed of Common Terms in the form of Annexure B to this deed.

                  Event of Default has the meaning given in the Deed of Common Terms.

                  Existing Facilities means the facilities provided under:

                  (a) the Loan Note Subscription Agreement dated 26 October 2001 between the Partnership (as the Borrower), National Australia Bank Limited (as the Facility Agent) and the Financiers specified in the Details to that agreement as amended from time to time; and

                  (b) the Working Capital Facility Agreement dated 26 October
                      2001 between the Partnership (as the Borrower), Citibank, NA., National Australia Bank Limited and Westpac Banking Corporation (as Financiers) as amended from time to time.

                  General Partner means TXU Australia Holdings (AGP) Pty Ltd (ABN 16 086 014 931).

                  Guarantee means:

                  (a) the Original Guarantee;

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                  18
                             Deed of Common Terms
                             26 February 2004

                  (b) the New Guarantee; and

                  (c) in relation to each New Guarantor, the IPO Guarantee.

                  Guarantor means:

                  (a) each of Holdco and TXU8, under the Original Guarantee;

                  (b) each of the Partnership and TXU8 under the New Guarantee;

                  (c) each New Guarantor, from when the New Guarantor becomes a
                      Guarantor under the Deed of Common Terms in accordance with this deed; and

                  (d) each other Material Operating Subsidiary that has entered into a Guarantee or becomes a Guarantor by executing a New Guarantor Accession Deed.

                  IPO Effective Date means the date notified by the New Trustee under clause 5.1 ("IPO Effective Date") to be the IPO Effective Date.

                  IPO Guarantee means the Guarantee and Indemnity dated on or before the IPO Effective Date by each New Guarantor in favour of the New Trustee, substantially in the form of schedule 5 to this deed.

                  Limited Partners means each of TXU Australia (LP) No. 1 Limited and TXU Australia (LP) No. 2 Limited.

                  Loan Note Subscription Agreement means the Loan Note Subscription Agreement dated on or about the date of this deed between the Borrower, the Financiers (as described in that agreement) and the New Syndicated Facilities Agent.

                  Mandated Lead Arrangers means each of:

                  (a) Citibank, N.A.;

                  (b) Westpac Banking Corporation;

                  (c) Australia and New Zealand Banking Group Limited; and

                  (d) Commonwealth Bank of Australia.

                  Material Operating Subsidiary has the meaning given to it in the Deed of Common Terms as at the relevant time.

                  New Financier means:

                  (a) each New Financier within the meaning given to "New
                      Financier" in the Details; and

                  (b) each other person who becomes a Senior Creditor after the date of this deed and is a Financier.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 19
                             Deed of Common Terms
                             26 February 2004

                  New Guarantee means the Guarantee and Indemnity dated 11 December 2003 made between the Partnership, TXU8 and the Retiring Trustee, the benefit of which will be assigned to the New Trustee in accordance with this deed.

                  New Guarantor means:

                  (a) the TXUA Parent;

                  (b) TXU8;

                  (c) TXUA;

                  (d) each Restricted Subsidiary that, as at the IPO Effective
                      Date, is a TXU8 Borrower (except in the case of any Restricted Subsidiary that the Borrower has demonstrated to the reasonable satisfaction of the Trustee is Dormant or Inactive); and

                  (e) each Material Operating Subsidiary that accedes to the IPO
                      Guarantee from time to time as required by clause 6.1(cc) ("Guarantee") of the Deed of Common Terms referred to in paragraph (c) of that definition.

                  For the purposes of this definition, "Dormant" or "Inactive" is taken to mean in relation to a Subsidiary of the TXUA Parent, a Subsidiary which does not own any assets (other than assets relevant to its status as a body corporate and which have a nominal value and other than shares in another Dormant or Inactive Subsidiary) and which does not carry on any business activities.

                  Obligors means at any time:

                  (a) the Borrower; and

                  (b) each company specified in schedule 1 to this deed; and

                  (c) any other person which executes a New Obligor Accession
                      Deed from time to time,

                  unless at that time the person has been released from its obligations under this deed and the Deed of Common Terms in accordance with this deed and the Deed of Common Terms.

                  For the avoidance of doubt the parties agree that TXU is not an Obligor.

                  Original Guarantee means the Guarantee and Indemnity dated
                  24 February 1999 made between the Partnership, the Borrower, TXU8 and TXU9 in favour of Retiring Trustee as amended by a deed and an agreement each dated 22 February 2000, the benefit of which will be assigned to the New Trustee in accordance with this deed.

                  Potential Event of Default has the meaning given to it in the Deed of Common Terms.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 20
                             Deed of Common Terms
                             26 February 2004

         Retiring Financier means each person whose details are set out in item 2 of schedule 2 ("Senior Creditors - Retiring
         Financiers").

         Syndicated Facilities Agent means Australia and New Zealand Banking Group Limited or any successor agent appointed under the Loan Note Subscription Agreement.

         Trust Fund has the meaning given to it in the Deed of Common
         Terms.

         TXU Australia Group means the TXUA Parent and its
         Subsidiaries.

         TXUA Parent means TXU Australia Group Pty Ltd
         (ABN 96 104 896 497).

         TXU8 means TXU (No. 8) Pty Ltd (ABN 15 085 235 776).

         TXU9 means TXU (No. 9) Pty Ltd (ABN 36 085 235 801).

         TXUA means TXU Australia Pty Ltd (ABN 96 071 611 017).

         Working Capital Facility Agreement means the agreement of that name under which the Financiers named in that agreement have provided a working capital facility to the Borrower, dated on or about the date of this deed.

11.2     Deed of Common Terms

         Subject to clause 11.4 ("Definition of Senior Creditor"), terms not otherwise defined in this deed have the meaning given to them in the Deed of Common Terms.

11.3     Senior Finance Document

         This deed is a Senior Finance Document.

11.4     Definition of Senior Creditor

         (a) Except in relation to clauses 2.1(b), 2.3, 2.6 and the second reference to "Senior Creditor" in clause 3.4(c), all references to a "Senior Creditor" in clause 1 ("Conditions Precedent - Deed of Common Terms ("Refinancing")"), clause 2 ("Debt Refinance Date"), clause 3 ("Acknowledgments"), clause 8 ("Costs, Charges and Expenses") and Schedule 3 ("Conditions Precedent - Refinancing") of this deed are taken to be references to the Senior Creditors (as defined in the Deed of Common Terms) as if:

                  (i)   the Debt Refinance Date had already occurred; and

                  (ii) all Amounts Owing under the Existing Facilities have been repaid; and

                  (iii) the Loan Note Subscription Facility had been executed and the Amount Owing (as defined in the Deed of Common Terms ("Refinancing")) to each Continuing Financier and New Financier is equal to each Financier's Commitment under the Loan Note Subscription Agreement.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 21
                             Deed of Common Terms
                             26 February 2004

         (b)      The references to "Senior Creditor" in clauses 2.1(b), 2.3,
                  2.6 and the second reference to "Senior Creditor" in clause 3.4(c) shall be to that term as defined in Deed of Common Terms at the relevant time for the purposes of the clause.

         (c) References to a Senior Creditor in clause 5 ("Conditions Precedent-Deed of Common Terms (IPO")), clause 6 ("IPO Effective Date"), clause 7 ("Acknowledgments") and Schedule 4 ("Conditions Precedent to IPO Effective Date") are taken to be references to the Senior Creditors under the Deed of Common Terms at that time.

EXECUTED as a deed










-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 22
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms


Schedule 1 - Obligors






      -----------------------------------------------------------------
      NAME OF OBLIGOR                                      ABN/ACN/ARBN

      TXU Australia Group Pty Ltd                         96 104 896 497

      TXU Australia Holdings Pty Ltd                      97 086 006 859

      TXU Australia Pty Ltd                               96 071 611 017

      TXU (No. 8) Pty Ltd                                 15 085 235 776

      TXU (No. 9) Pty Ltd                                 36 085 235 801

      TXU Networks (Gas) Pty Ltd                          43 086 015 036

      TXU Pty Ltd                                         99 086 014 968

      TXU Electricity Limited                             91 064 651 118

      TXU (No. 12) Pty Ltd                                50 087 307 908

      TXU (No. 7) Pty Ltd                                 98 085 235 749

      TXU Gas Storage Pty Ltd                             71 079 089 311

      TXU Networks Pty Ltd                                27 075 826 881

      TXU (No. 14) Pty Ltd                                47 076 229 519

      TXU Customer Services Pty Ltd                       28 080 886 513

      TXU (Tallawarra) Pty Ltd                            69 081 074 142

      TXU (No. 13) Pty Ltd                                38 075 826 925

      TXU Australia Services Pty Ltd                      73 081 074 160

      TXU (South Australia) Pty Ltd                       84 081 074 204

      TXU Torrens Island Pty Ltd                          67 081 074 197

      Joule Resources Pty Ltd                             65 081 074 188
      ------------------------------------------------------------------

------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 23
                             Deed of Common Terms
                             26 February 2004

      ------------------------------------------------------------------------
      TXU Home Services Pty Ltd                               43 095 759 881
      ------------------------------------------------------------------------

      Data and Measurement Solutions Pty Ltd                    097 962 395
      ------------------------------------------------------------------------

      TXU MEB Holdings Pty Ltd                                  097 341 636
      ------------------------------------------------------------------------

      TXU MEB Pty Ltd                                           097 241 917
      ------------------------------------------------------------------------

      TXU VN Pty Ltd                                            097 241 891
      ------------------------------------------------------------------------

      Victoria Networks Pty Ltd                                 096 573 572
      ------------------------------------------------------------------------

      TXU (No 6) Pty Ltd                                      42 081 688 913
      ------------------------------------------------------------------------

      TXU Australia (Queensland) Pty Ltd                      49 081 754 538
      ------------------------------------------------------------------------

      TXU Share Plans Pty Ltd                                 21 098 955 616
      ------------------------------------------------------------------------

      The Partnership, the general partner of which is TXU    40 315 470 807
      Australia Holdings (AGP) Pty Ltd and the limited
      partners of which are TXU Australia (LP) No. 1
      Limited and TXU Australia (LP) No. 2 Limited.
      ------------------------------------------------------------------------

      TXU (Tallawarra Pipelines) Pty Ltd                      19 107 137 735
      ------------------------------------------------------------------------








------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 24
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms


Schedule 2 - Senior Creditors



Item 1 - Continuing Financiers

---------------------------------------------------------------------------------------------------------
NAME OF CONTINUING FINANCIER          ACN/ARBN/ABN              NOTICE DETAILS
---------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN 11 005 357 522        Level 17
Group Limited                                                   530 Collins Street
                                                                Melbourne  Vic  3000

                                                                Fax:              (03) 9273 3591
                                                                Attention:        Ms Lisa Rickards

---------------------------------------------------------------------------------------------------------
BNP PARIBAS                           ABN 23 000 000 117        60 Castlereagh Street
                                                                Sydney  NSW  2000

                                                                Fax:              (02) 9619 6107
                                                                Attention:        Mr Mark Shenton &
                                                                                  Mr David Monda

---------------------------------------------------------------------------------------------------------
Citibank, N.A.                        ABN  34 072 814 058       Level 15
                                                                120 Collins  Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (03) 8643 9513
                                                                Attention:        Mr Peter Manis

---------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124        Level 14
                                                                385 Bourke Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (61 3) 9675 7288
                                                                Attention:        Mr Nick Sankey

---------------------------------------------------------------------------------------------------------
ING Bank N.V. (Sydney Branch)         ABN 32 080 178 196        Level 9
                                                                7 Macquarie Place
                                                                Sydney  NSW   2000

                                                                Fax:              (61 2) 9036 8885
                                                                Attention:        Mr Julian Beaumont
                                                                                  Legal & Compliance
                                                                                  Manager
---------------------------------------------------------------------------------------------------------
Mizuho Corporate Bank, Ltd            ABN 83 099 031 106        Level 33
                                                                60 Margaret Street
                                                                Sydney  NSW   2000

                                                                Fax:              (61 2) 8273 3999
                                                                Attention:        Ms Marisa Pruscino
                                                                                  Manager, Corporate
                                                                                  Finance
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                                           25
                             Deed of Common Terms
                             26 February 2004

National Australia Bank Limited       ABN 12 004 044 937        Level 33
                                                                500 Bourke Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (61 3) 8641 2885
                                                                Attention:        Mr Richard Coath
                                                                                  Director, Energy &
                                                                                  Utilities

---------------------------------------------------------------------------------------------------------
The Bank of Tokyo - Mitsubishi,       ABN 75 103 418 882        Level 18
Ltd. Melbourne Branch                                           600 Bourke Street
                                                                Melbourne  Vic  3000

                                                                Fax:              (61 3) 9600 0920
                                                                Attention:        Mr Robert MacIsacc
                                                                                  Chief Manager,
                                                                                  Corporate & Project
                                                                                  Finance

---------------------------------------------------------------------------------------------------------
United Overseas Bank Limited          ABN 56 060 785 284        Level 9
                                                                32 Martin Place
                                                                Sydney  NSW  2000

                                                                Fax:              (02) 9221 9152
                                                                Attention:
                                                                                  Mr Ronald F Griffin
                                                                                  Vice President and
                                                                                  Head of Project
                                                                                  Finance & Syndications

---------------------------------------------------------------------------------------------------------
Westpac Banking Corporation           ABN  33 007 457 141       Level 9
                                                                360 Collins Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (61 3) 9608 3055
                                                                Attention:        Mr Michael Thompson

------------------------------------- ------------------------- -----------------------------------------



----------------------------------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                                            26
                             Deed of Common Terms
                             26 February 2004


Item 2 - Retiring Financiers



-----------------------------------------------------------------------
NAME OF RETIRING FINANCIER                             ACN/ABN/ARBN
-----------------------------------------------------------------------
Bank of China

-----------------------------------------------------------------------
-----------------------------------------------------------------------
Barclays Bank PLC, Australian Branch                   86 062 449 585

-----------------------------------------------------------------------
-----------------------------------------------------------------------
Bayerische Hypo- und Vereinsbank AG
-----------------------------------------------------------------------
-----------------------------------------------------------------------
BOS International (Australia) Limited                  066 601 250
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Credit Agricole Indosuez Australia Limited             002 540 409
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Deutsche Bank AG, Sydney Branch                        13 064 164 162
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Royal Bank of Canada                                   86 076 940 880
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Sumitomo Mitsui Finance Australia Limited              16 000 866 526
-----------------------------------------------------------------------
-----------------------------------------------------------------------
The Toronto-Dominion Bank                              74 082 818 175
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale, Sydney Branch    70 076 170 039
-----------------------------------------------------------------------






------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 27
                             Deed of Common Terms
                             26 February 2004

Item 3 - Continuing Hedge Counterparties

-------------------------------------------------------------------------------------------------------
NAME OF CONTINUING HEDGE              ACN/ARBN/ABN              NOTICE DETAILS
COUNTERPARTY

-------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN  11 005 357 522       Level 12
Group Limited                                                   530 Collins Street
                                                                Melbourne  Vic  3000

                                                                Fax:              (03) 9273 1983
                                                                Attention:        Manager, Derivative
                                                                                  Operations

-------------------------------------------------------------------------------------------------------
Citibank, N.A.                        ABN 34 072 814 058        Level 15
                                                                120 Collins Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (03) 8643 9513
                                                                Attention:        Mr Peter Manis

-------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124        Level 1
                                                                120 Pitt Street
                                                                Sydney  NSW  2000

                                                                Fax:              (02) 9312 0106
                                                                Attention:        Executive Manager,
                                                                                  Global Markets

-------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                   ABN  43 074 112 011       270 Park Avenue
                                                                New York  NY  10017-2070

                                                                Fax:              +1 (212) 270 7468
                                                                Attention:        Legal Department
                                                                                  Capital Markets
                                                                                  Group

                                                                With a copy to:   Level 26, Grosvenor
                                                                                  Place
                                                                                  225 George Street
                                                                                  Sydney   NSW   2000

                                                                Fax:              (02) 9220 3107
                                                                Attention:        Legal Department,
                                                                                  Capital Markets
                                                                                  Group

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                                         28
                             Deed of Common Terms
                             26 February 2004


-------------------------------------------------------------------------------------------------------

NAME OF CONTINUING HEDGE              ACN/ARBN/ABN              NOTICE DETAILS
COUNTERPARTY
-------------------------------------------------------------------------------------------------------
National Australia Bank Limited       ABN 12 004 044 937        Level 11
                                                                120 Spencer Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (613) 8614 0073
                                                                Attention:        Manager,
                                                                                  Documentation

-------------------------------------------------------------------------------------------------------
Societe Generale Australia Branch     ABN  71 092 516 286       Level 21
                                                                400 George Street
                                                                Sydney  NSW   2000

                                                                Fax:               (61 2) 9233 1779
                                                                Attention:        Legal Department

-------------------------------------------------------------------------------------------------------
The Toronto-Dominion Bank             ABN 74 082 818 175        Level 24
                                                                9 Castlereagh Street
                                                                Sydney  NSW  2000

                                                                Fax:              (61 2) 9619 8800
                                                                Attention:        Managing Director,
                                                                                  Credit

-------------------------------------------------------------------------------------------------------
UBS AG, Australia Branch              ABN 47 088 129 613        5 Temasek Boulevard
                                                                18-00 Suntec Tower Five
                                                                Singapore  038985

                                                                Fax:              +65 6431 8606
                                                                Attention:        Legal & Compliance
                                                                                  Department

-------------------------------------------------------------------------------------------------------
Westpac Banking Corporation           ABN 33 007 457 141        Level 9
                                                                360 Collins Street
                                                                Melbourne  Vic  3000

                                                                Fax:              (03) 9608 3055
                                                                Attention:        Mr Michael Thompson
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                                         29
                             Deed of Common Terms
                             26 February 2004

Item 4 - New Financiers

---------------------------------------------------------------------------------------------------------
NEW FINANCIER                         ACN/ARBN/ABN                NOTICE DETAILS

---------------------------------------------------------------------------------------------------------
Credit Suisse First Boston            ABN 17 061 700 712          Level 27
                                                                  101 Collins Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (03) 9280 1844
                                                                  Attention:        Mr Paul Ronchi
                                                                                    Assistant Vice
                                                                                    President
---------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                   ABN 43 074 112 011          Level 32
                                                                  Grosvenor Place
                                                                  225 George Street

                                                                  Fax:              (61 2) 9247 7698
                                                                  Attention:        Mr Ivan Chan
                                                                                    Associate

---------------------------------------------------------------------------------------------------------
UBS AG, Australia Branch              ABN  47 088 129 613         Level 25
                                                                  Governor Phillip Tower
                                                                  1 Farrer Place
                                                                  Sydney   NSW   2000

                                                                  Fax:              (02) 9324 3170
                                                                  Attention:        Ms Celle Raguine
                                                                                    Associate Director

---------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                                         30
                             Deed of Common Terms
                             26 February 2004


Amendment and Restatement Deed - Deed of
Common Terms
Schedule 3 - Conditions Precedent - Refinancing
(clause 1.2)


Conditions to Debt Refinance Date

o Definitions in the Deed of Common Terms set out in Annexure A apply to this schedule as if the Debt Refinance Date had happened (except where specified otherwise).

o Each item must be in form and substance satisfactory to all Senior Creditors (if that item is marked with an "**") or the New Syndicated Facilities Agent (if that item is not so marked).

o Certification is to be by a director or secretary of the relevant entity (which in the case of the Partnership, is a director or a secretary of the General Partner) that the item is true and complete as to the date no earlier than the date of this deed.

-------------------------------------------------------------------------------

        Item                                       Form               Required for

 1     Constitution (or equivalent).              Certified copy     Each Obligor (except TXU
                                                                     Australia (LP) No. 1 Limited
                                                                     and TXU Australia (LP) No. 2
                                                                     Limited)

 2     Partnership Deed.                          Certified copy     Partnership

 3     Evidence of registration as limited        Certified copy     Partnership
       partnership.

 4     Certificate of registration                Certified copy     Each Obligor (except TXU
                                                                     Australia (LP) No. 1 Limited
                                                                     and TXU Australia (LP) No. 2
                                                                     Limited)

 5     Extract of minutes of a meeting of the     Certified copy     Each Obligor
       entity's board of directors which
       evidences the resolutions:

       (a)    authorising the signing and delivery
              of the Transaction Documents
              to which the entity is a party and the
              observance of obligations
              under those documents; and

       (b)    appointing Authorised Officers of
              the entity; and

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 31
                             Deed of Common Terms
                             26 February 2004

       (c)    which acknowledge that the Transaction
              Documents (to which the
              entity is a party) will benefit that entity.

 6     Each document which evidences any other    Certified copy     Each Obligor
       necessary corporate or other action of
       the entity in connection with the
       Transaction Documents to which it is a
       party.

 7     Each Authorisation of the entity           Certified copy     Each Obligor
       necessary to enter into the Transaction
       Documents to which it is a party and to
       comply with obligations under those
       documents and enforce those documents.

 8     Each power of attorney under which a        Certified copy    Each Obligor
       person signs a Transaction Document for
       the entity showing evidence of stamping
       and evidence of registration if
       required by the Trustee.

 9     Specimen signature of:                     Certified copy     Each Obligor

       (a)   each Authorised Officer of the
             entity; and

       (b)   each other person who is authorised
             to sign and signs a Transaction
             Document for the entity.

 10    ** This deed:                              Original

       (a)   fully signed; and

       (b)   if required by the Trustee,
             evidence of stamping.

 11    ** Each other Transaction Document         Original
       (other than the Partnership Deed and
       Intercompany Loan Agreements):

       (a) fully signed;

       (b) evidence of stamping;

       (c) evidence of registration.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 32
                             Deed of Common Terms
                             26 February 2004

 12    **Legal opinions dealing with validity     Original
       and enforceability of the Transaction
       Documents from:

       (a)   Baker & McKenzie;

       (b)   Baker & McKenzie (London office)
             in relation to the Limited
             Partners;

       (c)   Hunton & Williams LLP; and

       (d)   Mallesons Stephen Jaques.

 13    Structure chart for the TXUA Parent and    Certified copy     Borrower
       its Subsidiaries.

 14    ** All insurance policies required to      Certificate of     Borrower
       be maintained under the Transaction        currency of
       Documents are current.                     policies

 15     **Confirmation that:                      Certificate and    Borrower
                                                  certified copies
       (a)   the Holdco-TXUA Loan Agreement;

       (b)   the TXUA-TXU8 Loan Agreement; and

       (c)   the TXU8 Loan Agreement,

       have not been varied or amended since
       22 February 2000 (other than under
       the Amending Deed dated 8 December 2003
       between the Partnership, the
       Borrower, TXUA, the TXU8, TXU8 Borrowers and the Retiring Trustee) and certified copies of those agreements.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 33
                             Deed of Common Terms
                             26 February 2004

 16    ** Confirmation that:                      Certificate        Obligors


       (a)    as from the Debt Refinance Date,
              the Indebtedness owed by the
              TXU8 Borrowers to TXU8 under the
              TXU8 Loan Agreement (after
              deducting any Indebtedness owing
              by TXU8 to the TXU8 Borrowers)
              exceeds the amount of the
              Consolidated Senior Debt less
              the Amount Owing to any
              Transactional Bank in respect of
              or in connection with any
              Transactional Banking Facility;
              and

       (b)    all of the Subsidiaries of the TXUA
              Parent (other than the
              Unrestricted Subsidiaries) will, upon
               the Debt Refinance Date, be
              an Obligor for the purposes of the
              Deed of Common Terms.

 17     Each TXU8 Borrower is a party to the     Certificate         Confirmation from the Borrower
        TXU8 Loan Agreement.

 18     Evidence that the commitments of the                         Borrower and Retiring
        lenders under the existing facilities                        Syndicated Facilities Agent
        have been cancelled and all moneys
        owing under those facilities will be
        fully repaid contemporaneously with
        the first issue of Loan Notes (as
        defined in the Loan Note Subscription
        Agreement).

 19    Confirmation that no person has            Certificate        Borrower
       contravened or will contravene Part
       2J.3 or Chapter 2E of the Corporations
       Act 2001 (C'th) by entering into the
       transaction contemplated by the
       Transaction Documents.


-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 34
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms
Schedule 4 - Conditions Precedent to IPO
Effective Date (clause 5.2(a))



Conditions to IPO Effective Date

o Definitions in the Deed of Common Terms set out in Annexure B apply to this schedule as if the IPO Effective Date had happened (except where specified otherwise).

o Each item must be in form and substance satisfactory to the New Trustee (if it is not marked), or all the Senior Creditors (if it is marked by **) (as the case may be).

o        The Trustee may require other documents and information.

o Certification is to be by a director or secretary of the relevant entity (which in the case of the Partnership, is a director or a secretary of the General Partner) that the item is true and complete as to the date no earlier than the date of this deed.

o To the extent an item has been satisfied as a condition to Debt Refinance Date occurring (but having regard to the different definitions that apply in this schedule) it need not be satisfied again unless it will no longer be true or complete at the IPO Effective Date or the item specifies otherwise.

-------------------------------------------------------------------------------

       Item                                       Form               Required for

 1     Constitution (or equivalent) or a          Certified copy     Each Obligor (other than TXU
       certificate confirming no change to any                       Australia (LP) No.1 Limited
       of them since the date the copy of the                        and TXU Australia (LP) No. 2
       constitution or certificate was last                          Limited)
       provided to the Trustee.

 2     Partnership Deed (or certificate           Certified copy     Partnership
       confirming no change since the date the
       copy of the Certificate was last
       provided to the Trustee).

 3     Evidence of registration as a limited      Certified copy     Partnership
       partnership

 4     Certificate of registration                Certified copy     Each Obligor (other than TXU
                                                                     Australia (LP) No.1 Limited
                                                                     and TXU Australia (LP) No. 2
                                                                     Limited)

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 35
                             Deed of Common Terms
                             26 February 2004

 5     A copy of each Authorisation necessary     Certified copy   Each Obligor
       for the entity to enter into, observe
       obligations under and enforce the
       Transaction Documents.

 6     Extract of the minutes of a meeting of     Certified copy   Each Obligor
       the entity's board of directors which
       evidences the resolutions:

       (i)      authorising the signing and
                delivery of and the observance
                of obligations under the
                Transaction Documents to which
                it is a party;

       (ii)     appointing Authorised Officers; and


       (iii)    which acknowledges that the
                Transaction Documents to which
                it is a party will benefit it.

 7     Each document which evidences any other    Certified copy   Each Obligor
       necessary corporate or other action of
       the entity in connection with the
       Transaction Documents to which it is a
       party.

 8     Each power of attorney under which a       Certified copy   Each Obligor
       person signs and delivers a Transaction
       Document for the entity, and, if
       required by the Trustee, evidence of
       its stamping and registration.

 9     Specimen signature of:                     Certified copy   Each Obligor

       (a)   each Authorised Officer of the
             entity; and

       (b)   each other person who is authorised
             to sign and signs a Transaction
             Document for the entity.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 36
                             Deed of Common Terms
                             26 February 2004

 10    ** Each Transaction Document entered       Original           Obligors
       into after the Debt Refinance Date and
       to which the Trustee is a party
       (including the IPO Guarantee by the New
       Guarantors):

       (a) fully signed;

       (b) evidence of stamping;

       (c) evidence of registration.

 11    Each other Transaction Document has        Original           Obligors
       been:


       (a) fully signed;


       (b) stamped (if required);


       (c) registered (if required).

 12    ** All insurance policies required to      Certificate of     Obligors
       be maintained under the Transaction        currency of
       Documents are current.                     policies

 13    All fees and expenses payable by the                          Borrower
       Borrower on or before the IPO Effective
       Date have been paid.

 14    A copy of a chart showing the TXUA         Certified Copy     Borrower
       Parent and each of its Subsidiaries.


 15    Confirmation that no person has            Certificate        Borrower
       contravened or will contravene Part
       2J.3 or Chapter 2E of the Corporations
       Act 2001 (C'th) by entering into the
       transaction contemplated by the
       Transaction Documents.

 16    **Each TXU8 Borrower (other than a                               New
       "Dormant" or "Inactive" company) (as                         Guarantors
       those terms are defined in this deed)
       that is a party to the TXU8 Loan
       Agreement as at the IPO Effective Date,
       TXU8 and the TXUA Parent have executed
       the IPO Guarantee and is an Obligor
       under the Deed of Common Terms.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 37
                             Deed of Common Terms
                             26 February 2004

 17    ** There is, and immediately after the     Certificate        Obligors
       IPO Effective Date there will be, no
       Event of Default or Potential Event of
       Default subsisting and the
       representations and warranties by each
       Obligor in the Transaction Documents
       will be true and correct immediately
       after the IPO Effective Date if
       repeated at that time by reference to
       the then current circumstances.

 18    ** Legal opinions from each of:            Original


       (i)      Baker & McKenzie; and


       (ii)     Mallesons Stephen Jaques,

       dealing with the validity and
       enforceability of the IPO Guarantee
       and the Deed of Common Terms (IPO).

 19    ** Evidence that as at the IPO                             Certificate
       Effective Date, the TXUA Parent or the                 from the Borrower
       Borrower will have made an initial
       public offering of shares and be listed
       on the Australian Stock Exchange.

 20    ** Evidence as at the IPO Effective                        Certificate
       Date, the TXUA Parent and the Borrower                 from the Borrower
       are a Subsidiary of TXU.

 21    ** Evidence that any disclosure                            Certificate
       document in connection with the public                 from the Borrower
       offer of shares by an entity which is a
       subsidiary of the TXUA Parent has been
       prepared in accordance with the
       Corporations Act and the ASX listing
       rules and that the initial public
       offering complied with all material
       laws including the Corporations Act and
       ASX Listing Rules.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 38
                             Deed of Common Terms
                             26 February 2004

 22    ** A copy of each Authorisation or
       other regulatory permit, consent or
       approval necessary under the Core
       Business as a result of the proposed
       initial public offering of shares.

 23    **  A solvency certificate,                Certificate      Each Obligor
       substantially in the form attached as
       schedule 6.

 24    ** A certificate that each New             Certificate        Each New
         Guaranto rconsents to the                                   Guarantor
         amendments to the Deed of Common
         Terms as set out in Annexure B to
         the Amending Deed and confirms that
         on and from the IPO Effective Date:

       (a)      the IPO Guarantee continues in
                full force and effect; and

       (b)      the amendments to the Deed of
                Common Terms, Loan Note
                Subscription Agreement and
                Working Capital Facility
                Agreement on the IPO Effective
                Date do not affect the
                validity or enforceability of
                the IPO Guarantee.


-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 39
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms
Schedule 5 - Form of IPO Guarantee




Date:
Parties:
                                  EACH OF THE COMPANIES SPECIFIED IN SCHEDULE 1 each a ("Guarantor" and together the "Guarantors") in favour of ANZ FIDUCIARY SERVICES PTY LIMITED (ABN 91 100 709 493) having an office at Level 12, 530 Collins Street, Melbourne, Victoria, 3000 ("Trustee").

-------------------------------------------------------------------------------
1        Interpretation

1.1

         The following words have these meanings in this guarantee and indemnity unless the contrary intention appears.

         Collateral Security means a present or future Security Interest, guarantee or indemnity given by a Guarantor, the Debtor or another person to secure or otherwise ensure the payment of the Guaranteed Money.

         Debtor means each of:

         (a) TXU Australia Holdings Pty Ltd (ABN 97 086 006 859) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria;

         (b) TXU Australia Holdings (Partnership) Limited Partnership (ABN 40 315 470 807) a limited partnership formed and registered under the Partnership Act 1958 of Victoria, the general partner of which is TXU Australia Holdings (AGP) Pty Ltd (ABN 16 086 014 931) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria; and the limited partners of which are TXU Australia (LP) No.1 Limited (ARBN 086 406 733) and TXU Australia (LP) No.2 Limited (ARBN 086 406 724), each having an office at Level 33, 385 Bourke Street, Melbourne, Victoria; and

         (c) TXU Electricity Limited (ABN 91 064 651 118) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria.

         A reference in this Guarantee and Indemnity to the Debtor includes a reference to each Debtor jointly and severally.

         Deed of Common Terms means the deed previously known as the security trust deed dated 24 February 1999 between each Debtor, TXU (No. 9) Pty Ltd, TXU Australia Pty Ltd, TXU Pty Ltd (then known as Kinetik Energy Pty Ltd), TXU Networks (Gas) Pty Ltd (then known as Westar Pty Ltd), TXU Electricity Limited (then known as Eastern Energy Limited), TXU Corp (then known as Texas Utilities Company), Citibank N.A., National Australia Bank Limited (as the Facility Agent and the Trustee) and others as amended by a deed dated 22 February 2000, and 26 October 2001, 8 December 2003 and 26 February 2004.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 40
                             Deed of Common Terms
                             26 February 2004

         Guarantor means the persons named in this guarantee and indemnity as the Guarantor and a reference to Guarantor is a reference to them jointly and each of them severally.

         Guaranteed Money means all amounts which:

         at any time;

         for any reason or circumstance in connection with the Senior Finance Documents to which the Debtor is a party or any transaction contemplated by them;

         whether at law, in equity, under statute or otherwise;

         and whether or not of a type within the contemplation of the parties at the date of this guarantee and indemnity:

         (a) are payable, are owing but not currently payable, are contingently owing, or remain unpaid, by the Debtor to the Trustee on its own account or for the account of a Senior Creditor or to a Senior Creditor; or

         (b) have been advanced or paid by the Trustee on its own account or for the account of a Senior Creditor or by a Senior
                  Creditor:

                  (i) at the express or implied request of the Debtor; or

                  (ii) on behalf of the Debtor; or

         (c) have been advanced or paid by the Trustee on its own account or for the account of a Senior Creditor or by a Senior Creditor or which the Trustee on its own account or for the account of a Senior Creditor or a Senior Creditor is liable to pay by reason of any act or omission of the Debtor; or

         (d) are reasonably foreseeable as likely, after that time, to fall within any of paragraphs (a), (b) or (c) above.

                  A reference to Guaranteed Money includes any part of it.

                  This definition applies:

         (i) irrespective of the capacity in which the Debtor, Trustee or Senior Creditor became entitled to, or is liable in respect of, the amount concerned;

         (ii) whether the Debtor, Trustee or Senior Creditor is liable as principal debtor or surety or otherwise;

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 41
                             Deed of Common Terms
                             26 February 2004

         (iii) whether the Debtor is liable alone, or jointly, or jointly and severally with another person;

         (iv) whether the Trustee or Senior Creditor is the original obligee, an assignee or transferee of the Guaranteed Money and whether or not:

                  (A) the assignment took place before or after the delivery of this guarantee and indemnity; or

                  (B) the Debtor consented to or was aware of the assignment; or

                  (C) the assigned obligation was secured;

         (v) whether the Trustee or Senior Creditor is the original Trustee or the original Senior Creditor or an assignee of the original Trustee or an original Senior Creditor in accordance with the Senior Finance Documents and whether or not the Guarantor or Debtor consented to or was aware of the assignment,

                  (but nothing in this definition shall entitle the Trustee or a Senior Creditor to assign its rights and obligations under the Senior Finance Documents except in accordance with the Senior Finance Documents).

         Security Interest has the meaning given to it in the Deed of Common Terms.

         Senior Creditor has the meaning given to it in the Deed of Common
         Terms.

         Senior Finance Document has the meaning given to that term in the Deed of Common Terms.

1.2      Intention

         In this guarantee and indemnity, unless the contrary intention appears:

         (a) a reference to this guarantee and indemnity or another instrument includes any variation or replacement of any of them;

         (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

         (c)      the singular includes the plural and vice versa;

         (d) the word "person" includes a firm, a body corporate, an unincorporated association or an authority;

         (e) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

         (f) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 42
                             Deed of Common Terms
                             26 February 2004

         (g) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

         (h a reference to an accounting term is to be interpreted in accordance with approved accounting standards under the Corporations Act 2001 (Cth) and, if not inconsistent with those accounting standards, generally accepted principles and practices in Australia consistently applied by a body corporate or as between bodies corporate and over time; and

         (i) a reference to any thing (including, without limitation, the Guaranteed Money and any other amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually.

1.3      Guarantor Consent

         The Guarantors acknowledge that, under the Senior Finance Documents, a Senior Creditor may arrange for another financial institution to assume any of its obligations under the Senior Finance Documents in accordance with the Senior Finance Documents. Subject to the Senior Finance Documents, the Senior Creditor is not obliged to obtain the consent of the Guarantor to any such assumption of obligations. The person who assumes the obligations in accordance with the Senior Finance Documents will be taken for all purposes under this guarantee and indemnity to be a Senior Creditor.

1.4      Headings

         Headings are inserted for convenience and do not affect the interpretation of this guarantee and indemnity.

1.5      Defined terms

         A term which has a defined meaning in the Deed of Common Terms has the same meaning when used in this guarantee and indemnity unless it is expressly defined in this guarantee and indemnity when the meaning given to the term in this guarantee and indemnity prevails.

1.6      Trustee

         The Trustee enters into this guarantee and indemnity in its capacity as trustee for each of the Senior Creditors under the Deed of Common Terms and in no other capacity.

1.7      Senior Finance Document

         The Trustee and the Guarantors agree that this guarantee and indemnity is a Senior Finance Document for the purposes of the Deed of Common Terms.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 43
                             Deed of Common Terms
                             26 February 2004

-------------------------------------------------------------------------------
2        Consideration

2.1      Consideration Received

         The Guarantors acknowledge giving this guarantee and indemnity and incurring obligations and giving rights under this guarantee and indemnity for valuable consideration received from the Trustee and the Senior Creditors.

-------------------------------------------------------------------------------
3        Guarantee

3.1      Extent of Guarantee

         The Guarantor unconditionally and irrevocably guarantees payment to the Trustee of the Guaranteed Money. If the Debtor does not pay the Guaranteed Money on time and in accordance with the Senior Finance Documents, then the Guarantor agrees to pay the Guaranteed Money to the Trustee on demand from the Trustee (whether or not demand has been made by the Trustee on the Debtor). A demand may be made at any time and from time to time.

-------------------------------------------------------------------------------
4        Indemnity

4.1      Nature of Indemnity

         The Guarantor unconditionally and irrevocably indemnifies the Trustee against loss the Trustee suffers and undertakes to pay to the Trustee for the account of the Senior Creditors an amount equal to the loss that the Senior Creditors or any of them suffer because:

         (a) the liability to pay the Guaranteed Money is unenforceable for any reason; or

         (b) an Insolvency Event occurs in respect of the Debtor (including, without limitation, loss suffered by the Trustee or any Senior Creditor because interest is payable by the Trustee or any Senior Creditor to a liquidator or trustee in bankruptcy of the Debtor as a result of a claim referred to in clause 11 being made); or

        (c) the Guaranteed Money is not or has never been recoverable from the Guarantor under clause 3.1, or from the Debtor because of any other circumstance whatsoever including, without limitation, any transaction relating to the Guaranteed Money being void, voidable or unenforceable and whether or not the Trustee or any Senior Creditor knew or should have known anything about that transaction.

4.2      Guarantor as principal debtor

         The Guarantor as principal debtor agrees to pay to the Trustee on demand a sum equal to the amount of the loss described in clause 4.1.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 44
                             Deed of Common Terms
                             26 February 2004

-------------------------------------------------------------------------------
5        Interest

5.1      Obligation to pay interest

         The Guarantor agrees to pay interest on:

         (a) any amount payable by the Guarantor under this guarantee and indemnity (other than under clause 3 or clause 4), from when it becomes due for payment during the period that it remains unpaid; and

         (b) that part of the Guaranteed Money on which interest is not payable by the Debtor from when it becomes due for payment by the Guarantor under this guarantee and indemnity, during the period that it remains unpaid under this guarantee and indemnity;

         on demand or at times determined by the Trustee, calculated on daily balances. The rate to be applied to each daily balance is the interest rate that is payable, or that would have had to be paid if interest was payable, by the Debtor on such amount during that period under the relevant Senior Finance Document. Interest which is not paid when due for payment may be capitalised by the Trustee at intervals which the Trustee determines from time to time or, if no determination is made, then on the first day of each month. Interest is payable on capitalised interest at the rate and in the manner referred to in this clause. The Guarantor's obligation to pay the outstanding amount on the date it becomes due for payment is not affected by this clause.

5.2      Interest following judgment

         If a liability under this guarantee and indemnity becomes merged in a judgment or order, then the Guarantor agrees to pay interest to the Trustee on the amount of that liability as an independent obligation. This interest accrues from the date the liability becomes due for payment both before and after the judgment or order until it is paid, at a rate that is the higher of the rate payable under the judgment or order and the rate referred to in clause 5.1.

-------------------------------------------------------------------------------
6        Extent of guarantee and indemnity

6.1      Nature of Guarantee

         This guarantee and indemnity is a continuing obligation and extends to all of the Guaranteed Money and other money payable under this guarantee and indemnity. The Guarantor waives any right it has of first requiring the Trustee or any Senior Creditor to commence proceedings or enforce any other right against the Debtor or any other person before claiming from the Guarantor under this guarantee and indemnity.

-------------------------------------------------------------------------------
7        Preservation of Trustee's and Senior Creditors' rights

7.1      Nature of Preservation

         The liabilities under this guarantee and indemnity of the Guarantor as a guarantor, principal debtor or indemnifier and the rights of the Trustee and the Senior Creditors under this guarantee and indemnity are not affected by anything which might otherwise affect them at law or in equity including, without limitation, one or more of the following (whether occurring with or without the consent of a person):

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 45
                             Deed of Common Terms
                             26 February 2004

         (a) the Trustee, the Senior Creditors or another person granting time or other indulgence (with or without the imposition of an additional burden) to, compounding or compromising with or wholly or partially releasing the Debtor, any other Guarantor or another person in any way;

         (b) laches, acquiescence, delay, acts, omissions or mistakes on the part of the Trustee, the Senior Creditors or another person or any two or more of them;

         (c) any variation or novation of a right of the Trustee, the Senior Creditors or another person or material alteration of a document, in respect of the Debtor, the Guarantor or another person including, without limitation, an increase in the limit of or other variation in connection with advances or accommodation or any increase in the amount of the Guaranteed Money;

         (d) the transaction of business, expressly or impliedly, with, for or at the request of the Debtor, the Guarantor or another person;

         (e) changes which from time to time may take place in the membership, name or business of a firm, partnership, committee or association whether by death, retirement, admission or otherwise whether or not the Guarantor or another person was a member;

         (f) the loss or impairment of a Collateral Security or a negotiable instrument;

         (g)      a Security Interest being void, voidable or unenforceable;

         (h) a person dealing in any way with a Security Interest, guarantee, judgment or negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);

         (i) the death of any person or an Insolvency Event occurring in respect of any person;

         (j) a change in the legal capacity, rights or obligations of a person;

         (k) the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;

         (l)      a judgment against the Debtor or another person;

         (m) the receipt of a dividend after an Insolvency Event or the payment of a sum or sums into the account of the Debtor or another person at any time (whether received or paid jointly, jointly and severally or otherwise);

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 46
                             Deed of Common Terms
                             26 February 2004

         (n)      any part of the Guaranteed Money being irrecoverable;

         (o)      an assignment of rights in connection with the Guaranteed
                  Money;

         (p) the acceptance of repudiation or other termination in connection with the Guaranteed Money;

         (q) the invalidity or unenforceability of an obligation or liability of a person other than the Guarantor;

         (r) invalidity or irregularity in the execution of this guarantee and indemnity by the Guarantor or any deficiency in or irregularity in the exercise of the powers of the Guarantor to enter into or observe its obligations under this guarantee and indemnity or of a Debtor (including any partner in the Partnership) to enter into or observe its obligations under a Senior Finance Document;

         (s) the opening of a new account by the Debtor with the Trustee, the Senior Creditors or another person or the operation of a new account;

         (t) any obligation of the Debtor or any other Guarantor being discharged by operation of law;

         (u) property secured under a Security Interest being forfeited, extinguished, surrendered, resumed or determined.

7.2      Guarantee and indemnity not affected

         The liability of the Guarantor under this guarantee and indemnity is not affected:

         (a) because any other person who was intended to enter into this guarantee and indemnity, or otherwise become a co-surety or co-indemnifier for payment of the Guaranteed Money or other money payable under this guarantee and indemnity has not done so or has not done so effectively; or

         (b because a person who is a co-surety or co-indemnifier for payment of the Guaranteed Money or other money payable under this guarantee and indemnity is discharged under an agreement or under statute or a principle of law or equity.

-------------------------------------------------------------------------------
8        Suspension of Guarantor's rights

8.1      Guarantor's rights are suspended

         As long as the Guaranteed Money or other money payable under this guarantee and indemnity remains unpaid, the Guarantor must not without the consent of the Trustee:

         (a) in reduction of its liability under this guarantee and indemnity, raise a defence, set-off (except for any set-off permitted under a Hedge Agreement) or counterclaim available to itself, the Debtor or a co-surety or co-indemnifier against the Trustee or a Senior Creditor or claim a set-off or make a counterclaim against the Trustee or a Senior Creditor; or
-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 47
                             Deed of Common Terms
                             26 February 2004

         (b) except as expressly permitted by the Senior Finance Documents, make a claim or enforce a right (including, without limitation, an Encumbrance) against the Debtor or any other Guarantor or against their estate or property; or

         (c) prove in competition with the Trustee or a Senior Creditor if an Insolvency Event occurs in respect of the Debtor or any other Guarantor whether in respect of an amount paid by the Guarantor under this guarantee and indemnity, in respect of another amount (including the proceeds of a Security Interest) applied by the Trustee or a Senior Creditor in reduction of the Guarantor's liability under this guarantee and indemnity, or otherwise; or

         (d) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of a Security Interest or guarantee or a share in it now or subsequently held for the Guaranteed Money or other money payable under this guarantee and indemnity.

8.2      Trustee's right to prove

         The Guarantor irrevocably appoints the Trustee and each Authorised Officer of the Trustee severally its attorney.

8.3      Attorney's powers

         Each attorney may:

         (a) in the name of the Guarantor or the attorney do anything which the Guarantor may lawfully do to exercise a right of proof of the Guarantor following an Insolvency Event occurring in respect of the Debtor or any other Guarantor in connection with a matter not connected with its rights as Guarantor (including, without limitation, executing deeds and instituting, conducting and defending legal proceedings and receiving any dividend arising out of that right); and

         (b) delegate its powers (including, without limitation, this power of delegation) to any person for any period and may revoke a delegation; and

        (c) exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers.

8.4      Ratification

         The Guarantor agrees to ratify anything done by an attorney or its delegate in accordance with clause 8.3.

8.5      Right of Proof

         The Guarantor may not exercise the right of proof referred to in clause
         8.3 independently of the attorney.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 48
                             Deed of Common Terms
                             26 February 2004

8.6      Application of insolvency dividends

         The attorney need not account to the Guarantor for any dividend received on the exercise of that right of proof until the Trustee and the Senior Creditors have received all of the Guaranteed Money and all of the other money payable under this guarantee and indemnity.

-------------------------------------------------------------------------------
9        Payments

9.1      Manner of payment

         The Guarantor agrees to make all payments under this guarantee and indemnity to the Trustee either for the Trustee's own account or for the account of the Senior Creditor entitled to it (as the case may be). The Guarantor agrees to make payments to the Trustee under this guarantee and indemnity in immediately available funds to the account and in the manner notified by the Trustee to the Guarantor.

9.2      No set-off or counterclaim

         The Guarantor agrees to make payments without set-off or counterclaim and free and clear of any withholding or deduction for Taxes unless prohibited by law.

9.3      Currency of payment

         The Guarantor waives any right which it has in any jurisdiction to pay an amount in a currency other than the currency in which the Guaranteed Money or other money payable under this guarantee and indemnity is payable.

9.4      Currency conversion

         If an amount is due in a currency and the Trustee receives payment in another currency, then the Trustee may convert the amount received into the due currency at the spot rate at which the Trustee is able to purchase the due currency with the amount received at the time of its receipt. The Guarantor satisfies its obligation to pay in the due currency only to the extent of the amount of the due currency purchased after deducting the costs of conversion. The Guarantor acknowledges that it may be necessary for the Trustee to convert amounts received through a currency other than the due currency to ascertain the equivalent in the due currency of the amount received.

9.5      Taxes

         If a law requires the Guarantor to withhold or deduct Taxes from a payment so that the Trustee or a Senior Creditor, as the case may be, would not actually receive for its own benefit on the due date the full amount provided for under this guarantee and indemnity, then:

         (a) the amount payable is increased so that, after making that deduction and deductions applicable to additional amounts payable under this clause, the Trustee or the Senior Creditor, as the case may be, is entitled to receive the amount it would have received if no deductions had been required; and
-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 49
                             Deed of Common Terms
                             26 February 2004

         (b)      the Guarantor must make the deductions; and

         (c) the Guarantor must pay the full amount deducted to the relevant authority in accordance with applicable law and deliver the original receipts to the Trustee.

10       Other securities and obligations of Guarantor
         The Trustee's and Senior Creditors' rights under this guarantee and indemnity are additional to and do not merge with or affect and are not affected by:

         (a) any Security Interest now or subsequently held by the Trustee or the Senior Creditors from the Debtor, the Guarantor or any other person; or

         (b) any other obligation of the Guarantor to the Trustee or the Senior Creditors,

         notwithstanding any rule of law or equity or any statutory provision to the contrary.

-------------------------------------------------------------------------------
11       Reinstatement of Trustee's and Senior Creditors' rights

         If a claim is made that all or part of a payment, obligation, settlement, transaction, conveyance or transfer in connection with the Guaranteed Money or other money payable under this guarantee and indemnity is void or voidable under law relating to Insolvency Events or the protection of creditors or for any other reason and the claim is upheld, conceded or compromised, then:

         (a) the Trustee and each Senior Creditor is entitled immediately as against the Guarantor to the rights in respect of the Guaranteed Money to which it would have been entitled if all or that part of that payment, obligation, settlement, transaction, conveyance or transfer had not taken place; and

         (b) promptly on request from the Trustee or a Senior Creditor, the Guarantor agrees to do any act and sign any document to restore to the Trustee or a Senior Creditor any Security Interest or guarantee held by it from the Guarantor immediately prior to that payment, obligation, settlement, transaction, conveyance or transfer.

-------------------------------------------------------------------------------
12       Application of money

         The Trustee may apply money paid by the Debtor or the Guarantor or otherwise towards satisfaction of the Guaranteed Money and other money payable under this guarantee and indemnity in the manner it sees fit. The Trustee may place to the credit of a suspense account for as long as it considers desirable money received under this guarantee and indemnity and need not apply it towards satisfaction of the Guaranteed Money or other money payable under this guarantee and indemnity.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 50
                             Deed of Common Terms
                             26 February 2004

-------------------------------------------------------------------------------
13       Security Interests and assignment

         Subject to the Deed of Common Terms, the Trustee at any time may create or allow to exist a Security Interest over or an interest in this guarantee and indemnity or assign or otherwise dispose of or deal with its rights under this guarantee and indemnity as the Trustee sees fit.

-------------------------------------------------------------------------------
14       Miscellaneous

14.1     Certificate

         A certificate signed by the Trustee or its solicitors about a matter or about a sum payable to the Trustee or a Senior Creditor in connection with this guarantee and indemnity is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

14.2     Exercise of rights

         The Trustee may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the Trustee does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the Trustee to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The Trustee is not liable for any loss caused by the lawful exercise, or attempted exercise of, failure to exercise, or delay in exercising the right, power or remedy.

14.3     Waiver and variation

         A provision of or a right created under this guarantee and indemnity may not be waived or varied except in writing signed by the party or parties to be bound.

14.4     Supervening legislation

         Any present or future legislation which operates to vary the obligations of the Guarantor in connection with this guarantee and indemnity with the result that the Trustee's or a Senior Creditor's rights, powers or remedies are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

14.5     Approvals and consent

         The Trustee may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this guarantee and indemnity expressly provides otherwise.

14.6     Remedies cumulative

         The rights, powers and remedies provided in this guarantee and indemnity are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this guarantee and indemnity.
-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 51
                             Deed of Common Terms
                             26 February 2004

14.7     Set-off

         At any time after an Event of Default for so long as it subsists, the Trustee may set-off any amount due for payment by the Trustee to the Guarantor against any amount due for payment by that Guarantor to the Trustee under this guarantee and indemnity. The Guarantor authorises the Trustee in the name of the Guarantor or the Trustee to do anything (including, without limitation, to execute any document) that is required for that purpose.

14.8     Indemnities

         Each indemnity in this guarantee and indemnity is a continuing obligation, separate and independent from the other obligations of the Guarantor and survives termination of this guarantee and indemnity. It is not necessary for the Trustee or a Senior Creditor to incur any expense or make any payment before enforcing any right of indemnity conferred by this guarantee and indemnity.

14.9     Time of the essence

         Time is of the essence of this guarantee and indemnity in respect of an obligation of the Guarantor to pay money.

14.10    Further assurances

         At the Trustee's request the Guarantor must, at its own expense:

         (a) execute and cause its successors to execute documents and do everything else necessary or appropriate to bind the Guarantor and its successors under this guarantee and indemnity; and

         (b) use its best endeavours to cause relevant third parties to do likewise to bind every person intended to be bound under this guarantee and indemnity.

-------------------------------------------------------------------------------
15       Governing law, jurisdiction and service of process

15.1     Governing Law

         This guarantee and indemnity is governed by the law in force in the State of Victoria.

15.2     Submission to jurisdiction

         Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the state of Victoria and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

15.3     Service of Notices

         Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under the Deed of Common Terms.

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 52
                             Deed of Common Terms
                             26 February 2004

-------------------------------------------------------------------------------
16       Counterparts

         This guarantee and indemnity may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

EXECUTED as an agreement
















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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 53
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms
Schedule 1 - Guarantors



--------------------------------------------------------------
Name                                   ABN
--------------------------------------------------------------
--------------------------------------------------------------
TXU (No. 8) Pty Ltd                    15 085 235 776
--------------------------------------------------------------
--------------------------------------------------------------
TXU Australia Group Pty Ltd            96 104 896 497
--------------------------------------------------------------
--------------------------------------------------------------
TXU Electricity Limited                91 064 651 118
--------------------------------------------------------------
--------------------------------------------------------------
TXU Networks Pty Ltd                   27 075 826 881
--------------------------------------------------------------
--------------------------------------------------------------
TXU Networks (Gas) Pty Ltd             43 086 015 036
--------------------------------------------------------------
--------------------------------------------------------------
TXU (South Australia) Pty Ltd          84 081 074 204
--------------------------------------------------------------
--------------------------------------------------------------
TXU Gas Storage Pty Ltd                71 079 089 311
--------------------------------------------------------------
--------------------------------------------------------------
TXU Pty Ltd                            99 086 014 968
--------------------------------------------------------------
--------------------------------------------------------------
TXU Australia Pty Ltd                  96 071 611 017
--------------------------------------------------------------
--------------------------------------------------------------
[Others to be completed].
--------------------------------------------------------------


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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 54
                             Deed of Common Terms
                             26 February 2004

Execution page
-------------------------------------------------------------------------------

GUARANTORS





[INSERT EXECUTION CLAUSES]














-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 55
                             Deed of Common Terms
                             26 February 2004

TRUSTEE


SIGNED by                                       )
                                                )
as attorney for ANZ FIDUCIARY SERVICES PTY      )
LTD under power of attorney dated in the        )
presence of:                                    )
                                                )
                                                )
.............................................    )
Signature of witness                            )
                                                ).............................
.............................................    )By executing this guarantee
Name of witness (block letters)                 )and indemnity the attorney
                                                )states that the attorney has
                                                )received no notice of
                                                )revocation of the  power of
                                                )attorney















-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 56
                             Deed of Common Terms
                             26 February 2004

                     Amendment and Restatement Deed - Deed of
                     Common Terms



                                      IPO Guarantee and
                                          Indemnity

                                     EACH OF THE COMPANIES
                                    SPECIFIED IN SCHEDULE 1


                                     (as the "Guarantors")

                                             AND

                                ANZ FIDUCIARY SERVICES PTY LTD
                                     (ABN 91 100 709 493)
                                         ("Trustee")








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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 57
                             Deed of Common Terms
                             26 February 2004

Schedule 6 - Form of Solvency Certificate


                          [LETTERHEAD OF EACH OBLIGOR]

[        ]



To: Each Senior Creditor under the Deed of Common Terms previously known as the Security Trust Deed dated 24 February 1999 executed by the TXU Australia Holdings (Partnership) Limited Partnership, the Borrower, TXU (No. 8), TXU (No. 9), TXUA, TXU Networks (Gas) Pty Ltd (formerly known as Westar Pty Limited), TXU Pty Ltd (formerly known as Kinetik Energy Pty Ltd), TXU Electricity Limited (formerly known as Eastern Energy Limited), TXU Corp. (formerly known as Texas Utilities Company), Citibank, N.A. and National Australia Bank Limited as amended by deeds dated 22 February 2000, 31 October 2001, 8 December 2003 and [ ] February 2004 ("Deed of Common Terms")



                             Certificate of Solvency

I,                  of                , am a director of
[insert the relevant name of Obligor] (the "Company"). I refer to the Deed of Common Terms under which the Company assumes the obligations of [an Obligor/and the Borrower/and a Guarantor].

Definitions in the Deed of Common Terms apply to the certificate.

I CERTIFY as follows:

1 I have reasonable grounds to expect, and do expect, that the Company is, at the date of this Certificate and will be on the IPO Effective Date, able to pay all the Company's debts as and when they become due and payable.

2        As far as I am aware after making due enquiries, as at the date of this
         Certificate:

         (a)      no application has been made by the Company; and

         (b) no order of any court has been made or proceedings commenced against the Company of which the Company has received written notice; and

         (c) no resolution has been passed or proposed in a notice of meeting of the Company,

         for:

         (i)      the winding up, dissolution or administration of the Company;
                  or
-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 58
                             Deed of Common Terms
                             26 February 2004

         (ii) the Company entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them; or

         (iii) the appointment of a Controller, administrator, liquidator or provisional liquidator to the Company or any of its assets.


DATED [                    ]
.............................
[        ]
Director












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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 59
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms
Annexure A - Deed of Common Terms
(Refinancing)
















-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 60
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed - Deed of
Common Terms
Annexure B - Deed of Common Terms (IPO)


















-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -                 61
                             Deed of Common Terms
                             26 February 2004

Amendment and Restatement Deed -
Deed of Common Terms
Contents




Signing page



DATED:

BORROWER


SIGNED, SEALED AND DELIVERED             )
for TXU AUSTRALIA  HOLDINGS              )
PTY LIMITED under power of attorney      )
dated 23 February 2004                   )
in the presence of:                      )
                                         )
                                         )
/s/Theo Kindynis                         )
---------------------------------------- )
Signature of witness                     )
                                         )
Theo Kindynis                            )
---------------------------------------- )
Name of witness (block letters)          )
                                         )
39/525 Collins St. Melb.                 )
---------------------------------------- )
Address of witness                       )
                                         )
Solicitor                                )/s/John Gordon Atkin
---------------------------------------- )------------------------------------
Occupation of witness                    )By executing this deed the attorney
                                         )states that the attorney has received
                                         )no notice of revocation of the power
                                         )of attorney


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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                             26 February 2004

PARTNERSHIP

SIGNED, SEALED AND DELIVERED by                      )
John Gordon Atkin                                    )
as attorney for TXU AUSTRALIA HOLDINGS               )
(PARTNERSHIP) LIMITED PARTNERSHIP the general        )
partner of which is TXU AUSTRALIA HOLDINGS (AGP)     )
PTY LTD and the limited partners are TXU AUSTRALIA   )
(LP) NO.1 LIMITED and TXU AUSTRALIA (LP) NO.2        )
LIMITED under power of attorney dated                )
23 February 2004                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Theo Kindynis                                     )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Theo Kindynis                                        )  /s/John Gordon Atkin
------------------------------------------------     )  --------------------
Name of witness (block letters)                      )  By executing this deed
                                                     )  the attorney states
39/525 Collins St., Melb.                            )  that the attorney has
------------------------------------------------     )  received no notice of
Address of witness                                   )  revocation of the
                                                     )  power of attorney
Solicitor                                            )
------------------------------------------------     )
Occupation of witness                                )
                                                     )
                                                     )
                                                     )





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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                             26 February 2004

OBLIGORS

SIGNED, SEALED AND DELIVERED by John Gordon Atkin    )
as attorney for                                      )
TXU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED         )
PARTNERSHIP the general partner of which is TXU      )
Australia Holdings (AGP) Pty Ltd and the limited     )
partners are TXU Australia (LP) No 1 Limited and     )
TXU Australia (LP) No 2 Limited                      )
TXU AUSTRALIA GROUP PTY LTD                          )
TXU AUSTRALIA PTY LTD                                )
TXU (NO. 8) PTY LTD                                  )
TXU (NO. 9) PTY LTD                                  )
TXU NETWORKS (GAS) PTY LTD                           )
TXU PTY LTD                                          )
TXU ELECTRICITY LIMITED                              )
TXU (NO. 12) PTY LTD                                 )
TXU (NO. 7) PTY LTD                                  )
TXU GAS STORAGE PTY LTD                              )
TXU NETWORKS PTY LTD                                 )
TXU (NO. 14) PTY LTD                                 )
TXU CUSTOMER SERVICES PTY LTD                        )
TXU (TALLAWARRA) PTY LTD                             )
TXU (NO. 13) PTY LTD                                 )
TXU AUSTRALIA SERVICES  PTY LTD                      )
TXU (SOUTH AUSTRALIA) PTY LTD                        )
TXU TORRENS ISLAND PTY LTD                           )
JOULE RESOURCES PTY LTD                              )
TXU HOME SERVICES PTY LTD                            )
DATA AND MEASUREMENT SOLUTIONS PTY LTD               )
TXU MEB HOLDINGS PTY LTD                             )
TXU MEB PTY LTD                                      )
TXU VN PTY LTD                                       )
VICTORIA NETWORKS PTY LTD                            )
TXU (NO 6) PTY LTD                                   )
TXU AUSTRALIA (QUEENSLAND) PTY LTD                   )
TXU SHARE PLANS PTY LTD                              )
TXU (TALLAWARRA PIPELINES) PTY LTD                   )
under powers of attorney dated 23/2/04               )
in the presence of:                                  )
                                                     )
                                                     )
Theo Kindynis                                        )
------------------------------------------------
Signature of witness                                 )
                                                     )
Theo Kindynis                                        )
------------------------------------------------
Name of witness (block letters)                      )
                                                     )
39/525 Collins St., Melb.                            )
------------------------------------------------
Address of witness                                   )
                                                     )
Solicitor                                            )
------------------------------------------------     )/s/John Gordon Atkin
Occupation of witness                                )-------------------------
                                                     )By executing this deed the
                                                     )attorney  states that the
                                                     )attorney has received no
                                                     )notice of revocation of
                                                     )the powers of  attorney



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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                             26 February 2004

JUNIOR CREDITORS
TXU

SIGNED, SEALED AND DELIVERED  by Kirk R. Oliver     )
as duly authorised representative for TXU CORP. in  )
the presence of:                                    )
                                                    )
                                                    )
/s/Christine E. Larkin                              )
------------------------------------------------    )
Signature of witness                                )
                                                    )
                                                    )
Christine E. Larkin                                 )
------------------------------------------------    )
Name of witness (block letters)                     )
                                                    )
1601 Bryan Street, 30th Floor                       )
Dallas, Texas 75201                                 )
-------------------                                 )
Address of witness                                  )
                                                    )/s/Kirk R. Oliver
                                                    )------------------
Attorney                                            )By executing this deed
------------------------------------------------    )the authorised
Occupation of witness                               )representative states that
                                                    )the authorised
                                                    )representative is duly
                                                    )authorised to execute this
                                                    )deed on behalf of
                                                    )TXU Corp.










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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                             26 February 2004

SIGNED, SEALED AND DELIVERED                   )
by TXU AUSTRALIA HOLDINGS                      )
(AGP) PTY LTD under power of                   )
attorney dated 23/2/04                         )
in the presence of:                            )
                                               )
                                               )
/s/Theo Kindynis                               )
---------------------------------------------  )
Signature of witness                           )
                                               )
                                               )
Theo Kindynis                                  )
---------------------------------------------  )
Name of witness (block letters)                )
                                               )
                                               )
39/525 Collins St., Melb.                      )
---------------------------------------------  )
Address of witness                             )
                                               )/s/John Gordon Atkin
                                               )--------------------------
                                               )By executing this deed the
                                               )attorney states that the
Solicitor                                      )attorney has received no
---------------------------------------------  )notice of revocation of
Occupation of witness                          )the powers of attorney.
                                               )

SIGNED, SEALED AND DELIVERED                   )
by TXU AUSTRALIA (LP) No.1                     )
LIMITED under power of attorney dated          )
23 February 2004                               )
in the presence of:                            )
                                               )
                                               )
/s/Theo Kindynis                               )
--------------------------------------------   )
Signature of witness                           )
                                               )
                                               )
Theo Kindynis                                  )
--------------------------------------------   )
Name of witness (block letters)                )
                                               )
                                               )
39/525 Collins St., Melb.                      )
--------------------------------------------   )
Address of witness                             )
                                               ) /s/John Gordon Atkin
                                                 --------------------------
                                               ) By executing this deed the
                                               ) attorney states that the
Solicitor                                      ) attorney has received no
--------------------------------------------   ) notice of revocation of
Occupation of witness                          ) the powers of attorney.
                                               )


-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                             26 February 2004

SIGNED, SEALED AND DELIVERED                 )
by TXU AUSTRALIA (LP) No.2                   )
LIMITED under power of attorney dated        )
23 February 2004                             )
in the presence of:                          )
                                             )
                                             )
/s/Theo Kindynis                             )
-------------------------------------------
Signature of witness                         )
                                             )
                                             )
Theo Kindynis                                )
-------------------------------------------
Name of witness (block letters)              )
                                             )
                                             )
39/525 Collins St., Melb.                    )
-------------------------------------------
Address of witness                           )
                                             )/s/John Gordon Atkin )
                                             )------------------------
                                             )By executing this deed the
Solicitor                                    )attorney states that the attorney
-------------------------------------------  )has received no notice of
Occupation of witness                        )revocation of the powers of
                                             )attorney.


SIGNED, SEALED AND DELIVERED                 )
by TXU AUSTRALIA PTY LTD under               )
power of attorney dated 23/2/04              )
in the presence of:                          )
                                             )
                                             )
/s/Theo Kindynis                             )
-------------------------------------------  )
Signature of witness                         )
                                             )
                                             )
Theo Kindynis                                )
-------------------------------------------  )
Name of witness (block letters)              )
                                             )
                                             )
39/525 Collins St., Melb.                    )
-------------------------------------------  )
Address of witness                           )
                                             )
                                             ) /s/John Gordon Atkin
Solicitor                                    )---------------------------------
-------------------------------------------  )By executing this deed the
Occupation of witness                        )attorney states that the attorney
                                             )has received no notice of
                                             )revocation of the powers of
                                             )attorney.

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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                             26 February 2004

SENIOR CREDITORS


SIGNED, SEALED AND DELIVERED                         )
by Alison C. Larsson                                 )
as attorney for AUSTRALIA                            )
AND NEW ZEALAND BANKING GROUP                        )
LIMITED under power of attorney                      )
dated 9 October 1992                                 )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
Level 28, 525 Collins St.                            )
Melbourne VIC 3000                                   )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Alison C. Larsson
Solicitor                                            )--------------------
------------------------------------------------     )By executing this deed
Occupation of witness                                )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney




SIGNED, SEALED AND DELIVERED                         )
by Jeffrey Clark                                     )
as attorney for BNP PARIBAS under                    )
power of attorney dated                              )
24 February 2004                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )
Articled Clerk                                       )
------------------------------------------------     )/s/Jeffrey Clark
Occupation of witness                                )------------------
                                                     )By executing this deed
                                                     )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney
-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                              26 February 2004

SIGNED, SEALED AND DELIVERED                         )
by Brad Glynne                                       )
and Dougal Thomson                                   )
as attorneys for CITIBANK, N.A.                      )
under power of attorney dated                        )
20 August 1996                                       )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
Level 28, 525 Collins St.                            )/s/Brad Glynne
                                                     )------------------------
Melbourne VIC 3000                                   )By executing this deed
------------------------------------------------     )the attorney states that
Address of witness                                   )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney
Solicitor                                            )
------------------------------------------------     )
Occupation of witness                                )
                                                     ) /s/Dougal Thomson
                                                     )-------------------------
                                                     )By executing this deed
                                                     )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney

SIGNED, SEALED AND DELIVERED                         )
by                                                   )
Jeffrey Clark                                        )
as attorney for CREDIT SUISSE FIRST                  )
BOSTON under power of attorney dated                 )
25 February 2004                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )/s/Jeffrey Clark
------------------------------------------------     )----------------
Name of witness (block letters)                      ) By executing this deed
                                                     ) the attorney states that
                                                     ) the attorney has received
28/525 Collins St., Melbourne VIC 3000               ) no notice of revocation
------------------------------------------------     ) of the power of attorney
Address of witness                                   )
                                                     )
Articled Clerk                                       )
------------------------------------------------
Occupation of witness                                )
                                                     )
                                                     )
                                                     )
                                                     )
                                                     )
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(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                               26 February 2004

SIGNED, SEALED AND DELIVERED                         )
by Nicholas Sankey                                   )
as attorney for COMMONWEALTH                         )
BANK OF AUSTRALIA under power of                     )
attorney dated 17 /11/97                             )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
Level 28, 525 Collins St. Melbourne VIC 3000         )
------------------------------------------------     )
Address of witness                                   )/s/Nicholas Sankey
                                                     )------------------
Solicitor                                            )By executing this deed
------------------------------------------------     )the attorney states that
Occupation of witness                                )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of
                                                     )attorney



SIGNED, SEALED AND DELIVERED                         )
by Jeffrey Clark                                     )
as attorney for ING BANK N.V.                        )
(SYDNEY BRANCH) under power of                       )
attorney dated 26 February 2004                      )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St Melbourne VIC 3000                 )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Jeffrey Clark
Articled Clerk                                       )----------------
------------------------------------------------     )By executing this deed
Occupation of witness                                )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney



-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                                26 February 2004

SIGNED, SEALED AND DELIVERED by Jeffrey Clark        )
as attorney for JPMORGAN CHASE BANK                  )
under power of attorney dated 25 February 2004       )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------
Name of witness (block letters)                      )
                                                     )
28/525 Collins St., Melbourne VIC 3000               )
------------------------------------------------
Address of witness                                   )
                                                     )
Articled Clerk                                       )
------------------------------------------------
Occupation of witness                                ) /s/Jeffrey Clark
                                                      ------------------------
                                                     )By executing this deed
                                                     )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney

SIGNED, SEALED AND DELIVERED  by Jeffrey Clark       )
as attorney for MIZUHO CORPORATE BANK LTD under      )
power of attorney dated 24 February 2004             )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St., Melbourne VIC 3000               )
------------------------------------------------     )
Address of witness                                   )
                                                     )
Articled Clerk                                       )
------------------------------------------------     )
Occupation of witness                                )  /s/Jeffrey Clark
                                                     ) ----------------------
                                                     )By executing this deed
                                                     )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms

SIGNED, SEALED AND DELIVERED                        )
by Paul Crowe                                       )
as attorney for NATIONAL                            )
AUSTRALIA BANK LIMITED under                        )
power of attorney dated                             )
28 February 1991                                    )
in the presence of:                                 )
                                                    )
                                                    )
/s/Rebecca Keep                                     )
------------------------------------------------    )
Signature of witness                                )
                                                    )
Rebecca Keep                                        )
------------------------------------------------    )
Name of witness (block letters)                     )
                                                    )
28/525 Collins St. Melbourne VIC 3000               )
------------------------------------------------    )
Address of witness                                  )
                                                    )
Solicitor                                           )/s/Paul Crowe
------------------------------------------------    )-------------------------
Occupation of witness                               )By executing this deed
                                                    )the attorney states that
                                                    )the attorney has received
                                                    )no notice of revocation
                                                    )of the power of attorney



SIGNED, SEALED AND DELIVERED                        )
by Saburo Yao                                       )
as attorney for THE BANK OF TOKYO                   )
- MITSUBISHI, LTD. MELBOURNE                        )
BRANCH under power of attorney dated                )
31 October 2003                                     )
in the presence of:                                 )
                                                    )
                                                    )
/s/Rebecca Keep                                     )
------------------------------------------------    )
Signature of witness                                )
                                                    )
Rebecca Keep                                        )
------------------------------------------------    )
Name of witness (block letters)                     )
Level 28, 525 Collins St.                           )
Melbourne VIC 3000                                  )
------------------------------------------------    )
Address of witness                                  )
                                                    )
Solicitor                                           ) /s/Saburo Yao
------------------------------------------------    ) -------------
Occupation of witness                               )By executing this deed the
                                                    )attorney states that the
                                                    )attorney has received no
                                                    )notice of revocation of
                                                    )the power of attorney


-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                               26 February 2004

SIGNED, SEALED AND DELIVERED                         )
by Jeffrey Clark                                     )
as attorney for UBS AG, AUSTRALIA                    )
BRANCH under power of attorney dated                 )
24 February 2004                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )
Articled Clerk                                       )/s/Jeffrey Clark
------------------------------------------------     )----------------
Occupation of witness                                )By executing this deed
                                                     )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney



SIGNED, SEALED AND DELIVERED                         )
by Jeffrey Clark                                     )
as attorney for UNITED OVERSEAS                      )
BANK LIMITED under power of                          )
attorney dated 25 February 2004                      )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Jeffrey Clark
Articled Clerk                                       )----------------
------------------------------------------------     )By executing this deed
Occupation of witness                                )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney




-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                                26 February 2004

SIGNED, SEALED AND DELIVERED                         )
by Michael Thompson                                  )
as attorney for WESTPAC BANKING                      )
CORPORATION under power of attorney                  )
dated 23 December 2003                               )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St., Melbourne VIC 3000               )
------------------------------------------------     )
Address of witness                                   )
                                                     )
Solicitor                                            )/s/Michael Thompson
------------------------------------------------     )-------------------
Occupation of witness                                )By executing this deed the
                                                     )attorney states that the
                                                     )attorney has received no
                                                     )notice of revocation of
                                                     )the power of attorney


-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                               26 February 2004

CONTINUING HEDGE COUNTERPARTIES


SIGNED, SEALED AND DELIVERED                      )
by Alison C. Larsson                              )
as attorney for AUSTRALIA AND                     )
NEW ZEALAND BANKING GROUP                         )
LIMITED under power of attorney dated             )
9 October 1992                                    )
in the presence of:                               )
                                                  )
                                                  )
/s/Rebecca Keep                                   )
-----------------------------------------------   )
Signature of witness                              )
                                                  )
Rebecca Keep                                      )
-----------------------------------------------   )
Name of witness (block letters)                   )
                                                  )
28/525 Collins St., Melbourne VIC 3000            )
-----------------------------------------------   )
Address of witness                                )
                                                  )/s/Alison C. Larsson
Solicitor                                         )--------------------
-----------------------------------------------   )By executing this deed
Occupation of witness                             )the attorney states that
                                                  )the attorney has received
                                                  )no notice of revocation
                                                  )of the power of attorney




SIGNED, SEALED AND DELIVERED                      )
by Brad Glynne and                                )
Dougal Thomson                                    )
as attorneys for CITIBANK, N.A. under             )
power of attorney dated                           )
20 August 1996                                    )
in the presence of:                               )
                                                  )
                                                  )
                                                  )
/s/Rebecca Keep                                   )
-----------------------------------------------   )
Signature of witness                              )
                                                  )
Rebecca Keep                                      )
-----------------------------------------------   )
Name of witness (block letters)                   )/s/Brad Glynne
                                                  )-------------------------
28/525 Collins St., Melbourne VIC 3000            )By executing this deed the
-----------------------------------------------   )attorney states that the
Address of witness                                )attorney has received no
                                                  )the power of notice of
                                                  )revocation of attorney
Solicitor                                         )
-----------------------------------------------   )
Occupation of witness                             )/s/Dougal Thomson
                                                  )-------------------------
                                                  )By executing this deed the
                                                  )attorney states that the
                                                  )attorney has received no
                                                  )notice of revocation of
                                                  )the power of attorney

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                              26 February 2004

SIGNED, SEALED AND DELIVERED                         )
by Nicholas Sankey                                   )
as attorney for COMMONWEALTH                         )
BANK OF AUSTRALIA under power of                     )
attorney dated 17/11/97                              )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------
Name of witness (block letters)                      )
                                                     )
28/525 Collins St., Melbourne VIC 3000               )
------------------------------------------------
Address of witness                                   )
                                                     )/s/Nicholas Sankey
Solicitor                                            )-------------------------
------------------------------------------------     )By executing this deed the
Occupation of witness                                )attorney states that the
                                                     )attorney has received no
                                                     )notice of revocation of
                                                     )the power of attorney



SIGNED, SEALED AND DELIVERED                         )
by Paul Crowe                                        )
as attorney for NATIONAL                             )
AUSTRALIA BANK LIMITED under                         )
power of attorney dated 28 February 1991             )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St., Melbourne VIC 3000               )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Paul Crowe
Solicitor                                            )--------------------
------------------------------------------------     )By executing this deed
Occupation of witness                                )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney

-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                              26 February 2004

SIGNED, SEALED AND DELIVERED                         )
by Jeffrey Clark as attorney for SOCIETE GENERALE    )
AUSTRALIA BRANCH under power of                      )
attorney dated 26 February 2004                      )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Jeffrey Clark
Articled Clerk                                       )------------------------
------------------------------------------------     )By executing this deed
Occupation of witness                                )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney




SIGNED, SEALED AND DELIVERED                         )
by Jeffrey Clark                                     )
as attorney for JPMORGAN CHASE                       )
BANK under power of attorney dated                   )
25 February 2004                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )
Articled Clerk                                       ) /s/Jeffrey Clark
------------------------------------------------     )-------------------------
Occupation of witness                                )By executing this deed
                                                     )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney


-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                              26 February 2004

SIGNED, SEALED AND DELIVERED                         )
on behalf of the THE TORONTO-                        )
DOMINION BANK in pursuance of a                      )
resolution of the Board of Directors and in          )
the presence of:                                     )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Witness                                              )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name                                                 )/s/Paul Birch
                                                     )-------------------------
Solicitor                                            )Name:  Paul Birch
------------------------------------------------     )Title: Managing Director
Title                                                )
                                                     )
                                                     )
                                                     )
                                                     )
                                                     )


SIGNED, SEALED AND DELIVERED                         )
by Jeffrey Clark                                     )
as attorney for UBS AG, AUSTRALIA                    )
BRANCH under power of attorney dated                 )
24 February 2004                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )
Articled Clerk                                       )/s/Jeffrey Clark
------------------------------------------------     )-------------------------
Occupation of witness                                )By executing this deed
                                                     )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney


-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                                26 February 2004

SIGNED, SEALED AND DELIVERED                       )
by Michael Thompson                                )
as attorney for WESTPAC                            )
BANKING CORPORATION under power of                 )
attorney dated                                     )
20 December 2003                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Rebecca Keep                                    )
------------------------------------------------   )
Signature of witness                               )
                                                   )
Rebecca Keep                                       )
------------------------------------------------   )
Name of witness (block letters)                    )
                                                   )
28/525 Collins St. Melbourne VIC 3000              )
------------------------------------------------   )
Address of witness                                 ) /s/Michael Thompson
                                                   ) ------------------------
Solicitor                                          )By executing this deed the
------------------------------------------------   )attorneystates that the
Occupation of witness                              )attorney has received no
                                                   )notice of revocation of
                                                   )the power of attorney




-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                               26 February 2004

NEW TRUSTEE


SIGNED, SEALED AND DELIVERED                         )
by Greg Miller                                       )
as attorney for ANZ FIDUCIARY                        )
SERVICES PTY LTD under power of                      )
attorney dated 25/02/04                              )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Greg Miller
Solicitor                                            ) ---------------------
------------------------------------------------     )By executing this deed
Occupation of witness                                )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney



-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                               26 February 2004

RETIRING TRUSTEE

SIGNED, SEALED AND DELIVERED                         )
by Linda Tsourdalakis                                )
as attorney for NATIONAL                             )
AUSTRALIA BANK LIMITED under                         )
power of attorney dated 28 February 1991             )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Linda Tsourdalakis
Solicitor                                            )------------------------
------------------------------------------------     )By executing this deed the
Occupation of witness                                )attorney states that the
                                                     )attorney has received no
                                                     )notice of revocation of
                                                     )the power of attorney




-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                               26 February 2004

NEW SYNDICATED FACILITIES AGENT


SIGNED, SEALED AND DELIVERED                         )
by Greg Miller                                       )
as attorney for AUSTRALIA AND NEW                    )
ZEALAND BANKING GROUP                                )
LIMITED under power of attorney dated                )
29/01/04                                             )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )/s/Greg Miller
Solicitor                                            )-------------------------
------------------------------------------------     )By executing this deed
Occupation of witness                                )the attorney states that
                                                     )the attorney has received
                                                     )no notice of revocation
                                                     )of the power of attorney





RETIRING SYNDICATED FACILITIES AGENT

SIGNED, SEALED AND DELIVERED                         )
by Linda Tsourdalakis                                )
as attorney for NATIONAL                             )
AUSTRALIA BANK LIMITED under                         )
power of attorney dated 28 February 1991             )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
Name of witness (block letters)                      )
                                                     )
28/525 Collins St. Melbourne VIC 3000                )
------------------------------------------------     )
Address of witness                                   )
                                                     )
Articled Clerk                                       )/s/Linda Tsourdalakis
------------------------------------------------     )-------------------------
Occupation of witness                                )By executing this deed the
                                                     )attorney states that the
                                                     )attorney has received no
                                                     )notice of revocation of
                                                     )the power of attorney




-------------------------------------------------------------------------------
(c)Mallesons Stephen Jaques Amendment and Restatement Deed -
                             Deed of Common Terms
                               26 February 2004

1
-------------------------------------------------------------------------------

                                  Deed of Common Terms (Refinancing)

 Date:                            24 February 1999

        TXU AUSTRALIA HOLDINGS PTY LTD (ABN 97 086 006 859) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria (as "Borrower, as "Guarantor" and as an "Obligor")
                                  TXU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED
                                  PARTNERSHIP a limited partnership formed and registered under the Partnership Act 1958 of Victoria, the general partner of which is: TXU AUSTRALIA HOLDINGS (AGP) PTY LTD (ABN 16 086 014 931) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria; and the limited partners of which are: TXU AUSTRALIA
                                  (LP) NO. 1 LIMITED (ARBN 086 406 733), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN; and TXU AUSTRALIA (LP) NO. 2 LIMITED (ARBN 086 406 724), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN (as the "Partnership" and as an "Obligor" and as a "Guarantor")
TXU (No. 8) PTY LTD (ABN 15 085 235 776) having an office at Level 33,
385 Bourke Street, Melbourne, Victoria (as a "Guarantor" and as an "Obligor")
                                  TXU AUSTRALIA GROUP PTY LTD
                                  (ABN 96 104 896 497) having an office at
                                  Level 33, 385 Bourke Street,
                                  Melbourne, Victoria and
EACH OF THE COMPANIES SPECIFIED IN SCHEDULE 1 ("Obligors") TXU CORP., a corporation organised under the laws of the State of Texas, United States of America and having an office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, United States of America ("TXU")
                                  and TXU AUSTRALIA HOLDINGS (AGP) PTY LTD (ABN 16 086 014 931) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria, TXU AUSTRALIA (LP) NO. 1 LIMITED (ARBN 086 406
                                  733), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN, TXU AUSTRALIA (LP) NO. 2 LIMITED (ARBN 086 406 724), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN and TXU AUSTRALIA PTY LTD (ACN 071 611
                                  017) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria ("as "Junior Creditors")
EACH OF THE FINANCIAL INSTITUTIONS SPECIFIED IN SCHEDULE 2 ("Financiers")
EACH OF THE FINANCIAL INSTITUTIONS SPECIFIED IN SCHEDULE 3 ("Hedge Counterparties") AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(ABN 11 005 357 522) having an office at Level 12, 530 Collins Street, Melbourne, Victoria (in its capacity as facility agent under the Loan Note Subscription Agreement) ("Syndicated Facilities Agent") ANZ FIDUCIARY SERVICES PTY LTD (ABN 91 100 709 493) having an office at Level 12, 530 Collins Street, Melbourne, Victoria, 3000 ("Trustee")

2
-------------------------------------------------------------------------------
12   Interpretation

12.1 The following words have these meanings in this deed unless the contrary intention appears.


                                 Accession Date means, in respect of a New
                                 Creditor, the date on which the Trustee
                                 executes a New Creditor Accession Deed executed by that New Creditor in accordance with clause 13 ("Change in Creditors").

                                 Action means action which may result in an amendment, waiver, determination, consent, approval, release or discharge.

                                 ALP Loan Agreement means the loan agreement dated 24 February 1999 between Holdco (as lender) and the Partnership (as borrowers) as amended by a deed dated on or about 22 February 2000.

                                 Amending Deed means the Amendment and
                                 Restatement Deed dated on or about 26 February 2004 between, amongst others, the Borrower, the Obligors, TXU Corp., the Partnership, the Senior Creditors specified in it, the Syndicated Facilities Agent, the Trustee and National Australia Bank Limited.

                                 Amount Owing means, at any time for or in respect of a Senior Creditor, the total of all amounts which are then due for payment, or which will or may become due for payment in connection with any Senior Finance Document (including transactions in connection with them) to that Senior Creditor or to the Trustee for the account of that Senior Creditor and includes, in respect of a Hedge Counterparty, the Hedge Exposure of that Hedge Counterparty.

                                 Asset includes all assets, including, for the avoidance of doubt, any contract and other intangible asset and the Torrens Island Power Station and the Master Hedge Agreement.

                                 Attorney means an attorney appointed by the Trustee under clause 3.34 ("Delegation by Trustee").

                                 Australian Accounting Standards means the accounting standards within the meaning of the Corporations Act 2001 (C'th) and, where not inconsistent with those accounting standards and the Corporations Act 2001 (C'th), generally accepted accounting principles and practices in Australia consistently applied by a body corporate or as between bodies corporate.

                                 Authorisation includes:

(a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority, arrangement, exemption or similar instrument (whether from, by or with a Governmental Agency or any other person); or

(b) in relation to anything which will be prohibited or restricted in whole or in part by law if a Governmental Agency intervenes or acts in any way within a specified period after application, lodgement, filing, registration or notification, the expiry of that period without the intervention or action.

                                 Authorised Officer means:

3
-------------------------------------------------------------------------------
(a) in the case of a Creditor (other than any Obligor or TXU), a director, secretary or an officer whose title contains the word "director", "chief", "head", "manager", "executive", "counsel", "president" or any agent or attorney of the Creditor, or a person performing the functions of any of them; and

(b) in the case of an Obligor or TXU, a person appointed and notified to the Trustee to act as an Authorised Officer under the Transaction Documents to which it is a party and whose specimen signature has been given to the Trustee.

                                 Bill has the meaning it has in the Bills of Exchange Act 1909 (C'th) and a reference to the drawing, acceptance or endorsement of, or other dealing with, a Bill is to be interpreted in accordance with that Act.

                                 Business Day means a day (not being a
                                 Saturday, Sunday or public holiday) on which banks are open for general banking business in Melbourne and Sydney.

                                 Calculation Date means 30 June and 31
                                 December in each year commencing on
                                 31 December 2003.

                                 Calculation Period means, in relation to any Calculation Date, the 12 month period ending on that Calculation Date.

                                 Completion means, in relation to a project or development, the point in time at which the completion tests relating to that project or development have been satisfied in accordance with their terms (as varied by agreement between the parties).

                                 Consolidated Interest Cover Ratio means, on any Calculation Date in respect of any Calculation Period, the ratio of:

(a) EBITDA:

                                 to:

(b) Debt Service in respect of or in connection with Consolidated Senior Debt (which includes, without limitation, all net amounts paid or payable by, or to, any Hedge Counterparty or other financial institution in respect of or in connection with any Hedge Agreement), for that Calculation Period.

                                 Consolidated Net Worth means the aggregate, on a consolidated basis, of the paid up capital, retained profits and reserves (excluding the amount of all asset revaluation reserves after the Debt Refinance Date) of the
                                 Group:

(a)   less:

(i)   all minority interests;

(ii) any paid up capital or share premium in respect of shares or stock capable of being redeemed;

(iii) the value of the aggregate net assets of all Project Property and Project Vehicles owned by Restricted Subsidiaries as derived from the financial statements delivered under clause 6.1(g)(iii);

4
-------------------------------------------------------------------------------
(iv) the value of the net assets of all Unrestricted Subsidiaries as derived from the financial statements delivered under clauses 6.1(g)(i) and (ii);

(b) plus the aggregate of Qualifying Subordinated Debt incurred by the TXUA Parent and the Restricted Subsidiaries.

                                 Consolidated Senior Debt means at any time the sum of:

(a) the total Amount Owing to the Senior Creditors including any capital accretions to CPI linked or indexed bonds and CPI swaps calculated on an accruals basis at the relevant time; and

(b) the aggregate outstanding principal amount of all other Indebtedness of the Borrower and Permitted Indebtedness of the TXUA Parent and its Restricted Subsidiaries on a consolidated basis which is not Junior Debt; but excluding:

(i) any bank guarantee, which has been provided to NEMMCO or VENCorp which has not been drawn; and

(ii) any Non-Recourse Debt.

                                 For the avoidance of doubt and to ensure there is no double counting, if any Amount Owing or Indebtedness referred to in paragraphs (a) or (b) is guaranteed, the Indebtedness under the guarantee is not included in this definition in addition to the Amount Owing or Indebtedness.

                                 Contested Taxes means a Tax payable
                                 by an Obligor:

(a) that is being diligently contested by it in good faith and in accordance with proper procedures;

(b) that is not required by applicable law to be paid before the liability is contested or whilst the liability is being contested; and

(c) in respect of which it has set aside sufficient reserves of liquid assets to pay the Tax and any fine, penalty or interest payable if the contest is unsuccessful.

                                 Controller has the meaning it has in the Corporations Act 2001 (C'th).

                                 Core Business means the generation, storage, processing, supply, transmission, distribution and sale of energy products and any ancillary activities and other activities which permit the more efficient utilisation of assets and resources of the Group (so long as these ancillary or other activities do not represent a material diversification of the Core Business or a material diversion of financial resources from the Core Business of the generation, storage, processing, supply, transmission, distribution and sale of energy products).

                                 Costs includes costs, charges and expenses, including those incurred in connection with advisers and legal counsel.

                                 CPI means a consumer price index or other general index of prices and includes the "Weighted Average of the Eight Capital Cities:
                                 All-Groups Index" as maintained and published quarterly by the Australian Bureau of Statistics.

5
-------------------------------------------------------------------------------

                                 CPI linked or indexed bond means
                                 Indebtedness (other than a Derivatives
                                 Transaction), payments in relation to which are calculated or vary by reference to CPI.

                                 CPI swap means a Derivatives Transaction, the payments in relation to which are calculated or vary by reference to CPI.


                                 Creditor means each Senior Creditor and each Junior Creditor. Where the term is used in relation to the obligations of any one of those persons "to the Creditors" it is a reference to the obligations of that person to each other person which is a Creditor.

                                 Debt Refinance Date means the date notified as the Debt Refinance Date by the Trustee under clause 1.1 of the Amending Deed.

                                 Debt Service means, in respect of any
                                 Calculation Period and on a consolidated basis, all Interest (including, but not limited to:

(a) any discount on any Bill, debenture, bond, note or other security;

(b) any discount in respect of any receipts or receivables which have been sold by the TXUA Parent or any of its Restricted Subsidiaries to any person (including, without limitation, under any securitisation program or facility);

(c) any line, facility, commitment, acceptance, usage, discount, guarantee or other fees and amounts incurred on a regular or recurring basis which are payable in relation to Indebtedness (which, for the avoidance of doubt, excludes any establishment, underwriting or other upfront fees);

(d) any dividend payable on redeemable preference shares or on any other share or stock the obligations in respect of which constitute Indebtedness;

(e) capitalised interest and any interest component on any CPI li indexed bond facility or any CPI swap;

(f) the portion of rental or hire payments in the nature of interest under any finance lease, sale and leaseback or hire purchase agreement to which TXUA Parent or any of its Restricted Subsidiaries is a party;

(g) Interest, premiums, fees, break costs and any other amounts paid, payable or incurred by the TXUA Parent or any of its Restricted Subsidiaries under any Derivative Transaction less Interest, premiums, fees and any other amounts paid, payable or incurred to the TXUA Parent or any of its Restricted Subsidiaries by the counterparty to the Derivative Transaction), which, in accordance with Australian Accounting Standards, is or would be regarded as paid, payable or incurred by the TXUA Parent or any of its Restricted Subsidiaries in that Calculation Period.

                                 Deed of Release means a deed in or
                                 substantially in the form of
                                 schedule 8.

                                 Deed of Subordination means a deed in or substantially in the form of schedule 6.

                                 Deed Poll means any deed poll of whatever name that constitutes Loan Notes under any Senior Finance Document.

6
-------------------------------------------------------------------------------
                                 Derivative Transaction means a contract, agreement or arrangement (other than in respect of the price of electricity or gas) which is:

(a) a futures contract (as defined in the Corporations Act) 2001 (C'th); or

(b) an interest rate or currency hedge, swap, option, a swaption, a forward rate agreement or any other contract, agreement or arrangement similar to or having in respect of its subject matter a similar effect to any of the above.

                                 Directive means:

(a) a law or treaty; or

(b) an official directive, request, guideline or policy (wether or not having the force of law) with which responsible financiers generally comply in carrying on their business.

                                 Distribution Licence means, as the context may require:

(a) the distribution licence issued by ORG pursuant to the Gas Industry Act 1994 with effect from 11 December 1997, as amended and transferred to TXU Networks
(Gas);

(b) the distribution licence issued to TXU Electricity by ORG pursuant to the Electricity Industry Act 1993 in effect from 3 October 1994, as amended; and

(c) any other licence issued or transferred to, or held by, an Obligor to distribute or supply energy products.

                                 Drawdown Date means a date on which any
                                 financial accommodation is provided under any Senior Finance Document.

                                 Drawdown Notice means a notice under which financial accommodation is requested under any Senior Finance Document.

                                 Easements means all easements, rights or privileges held by or vested in or deemed to be held by or vested in an Obligor (whether under the Gas Industry Act 1994, the Electricity Industry Act 1993 or otherwise) in, over, appurtenant to or affecting any real property.

                                 EBITDA means, in respect of any Calculation
                                 Period, the earnings of the TXUA Parent and its Restricted Subsidiaries (including the proceeds of any claim under a business interruption insurance policy and any interest earnings but excluding any earnings from any Project Activities (other than any actual earnings based cash payment from any Unrestricted Subsidiary to a Restricted Subsidiary)) on a consolidated basis and before:

(a) significant items including, without limitation, sale proceeds from the disposal of assets and costs arising on the termination of any Derivative Transaction but excluding for the avoidance of doubt gains or losses arising from energy trading;

(b) Debt Service;

(c) income tax; and

(d) depreciation and amortisation.

7
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                                 Economic Interest means any direct or (through
                                 interposed persons or otherwise) indirect interest, and includes Equities in a person or contractual or other legally binding relations with a person under a participation or revenue or profit sharing agreement in connection with a project or development.

                                 Enforcement Action means, in relation to an
                                 Obligor:

(a) a right arising from a default by an Obligor is exercised or enforced against the Obligor including, without limitation, the making of a declaration under clause 7.2 ("Consequences of default") or a demand for payment under a Guarantee;

(b) an application is made for, or a notice is given or other step is taken with a view to:

(i) insolvency, liquidation, administration, dissolution or similar proceedings with respect to the Obligor;

(ii) an administration, arrangement, composition or assignment for the benefit of creditors, or any class of creditors, of the Obligor; or

(iii) the appointment of any person as a Controller in relation to property of an Obligor,

                                 whether by petition, application, convening of a meeting, voting in favour of a resolution or otherwise.

                                 Environment means all aspects of the
                                 surroundings of human beings, including:

(a) the physical characteristics of those surroundings such as the land, the waters and the atmosphere; and

(b) the biological characteristics of those surroundings such as animal, plants and other forms of life; and

(c) the aesthetic characteristics of those surroundings such as their appearance, sounds, smells, tastes and textures.

                                 Environmental Law means a law regulating or otherwise relating to the Environment including, but not limited to, any law relating to land use, planning, water catchments, pollution of air or water, noise, smell, contamination, chemicals, waste, pesticides, use of dangerous goods or hazardous substances, noxious trades or any other aspect of protection of the Environment.

                                 Equity means any stock, share, unit or other equity interest.

                                 ESC means the Essential Services Commission established under the Essential Services Commission Act 2001 (Vic).

                                 Event means the happening of any of these events:

(a) an order is made that an Obligor be wound up; or

(b) a liquidator is appointed in respect of an Obligor; or

8
-------------------------------------------------------------------------------
(c) a provisional liquidator is appointed in respect of an Obligor and the provisional liquidator is ordered or required to admit all debts to proof or pay all debts capable of being admitted to proof proportionately; or

(d) an Obligor enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors; or

(e) an Obligor resolves to wind itself up or otherwise dissolve itself.

                                 Event of Default means an event specified in clause 7 ("Events of Default").

                                 Finance Document means any Senior Finance
                                 Document, any Junior Finance Document, any other document which an Obligor and the Trustee agree in writing is to be a Finance Document and any other instrument connected with any of them.

                                 Financial Statements means:

(a) a profit and loss statement; and

(b) a balance sheet; and

(c) a statement of cash flows,

                                 together with any notes to those documents and a directors' declaration as required under the Corporations Act 2001 (C'th) (in the case of a body corporate incorporated in Australia) and any other information necessary to give a true and fair view.

                                 Financial Year means each 12 month period ending on 31 December in each year.

                                 Financier means each financial institution specified in schedule 2 and any other person who becomes or has become a Senior Creditor in accordance with clause 13 ("Change in Creditors") on or after the date of the Amending Deed, but does not include a Senior Creditor in its capacity as the Trustee, an agent for Financiers, a Hedge Counterparty or a Transactional Bank.

                                 Fixed Date means the day by which the
                                 Trustee determines that it has been instructed to give a notice under clause 7.2(a).

                                 General Partner means TXU Australia Holdings
                                 (AGP) Pty Ltd (ABN 16 086 014 931).

                                 Generation Asset means any asset utilised or employed in the generation of electricity.

                                 Good Operating Practice means the standard of operating and engineering practice that would reasonably be expected from a prudent utility located in Australia (not being owned and operated by a Governmental Agency) for the generation, supply, storage, processing, transmission, distribution or sale of energy products under conditions comparable to those applicable to the Infrastructure, consistent with applicable laws, regulations, codes and licences. The determination of comparable conditions will take into account factors such as the design and specifications, relative size, age, load characteristics and technological status of the Infrastructure and assets deployed in the Core Business.

9
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                                 Governmental Agency means any government,
                                 any minister of a government or any
                                 governmental or semi-governmental entity, agency or authority (including, without limitation, the Australian Competition and Consumer Commission and the Essential Services Commission).

                                 Group means the TXUA Parent and its
                                 Subsidiaries.

                                 GST has the meaning given to it in section
                                 195-1 of the A New Tax System (Goods and
                                 Services Tax) Act 1999.

                                 Guaranteed Money has the meaning given to that term in the Guarantees.

                                 Guarantees means each of:

(a) the Original Guarantee; and

(b) the New Guarantee.

                                 Guarantor means, as the context requires, each of Holdco, the Partnership and TXU8.

                                 Half Year means each period of six months ending on 30 June and 31 December in each year.

                                 Hedge Agreement means each interest rate or currency hedging document (including any restatement of any earlier document) or transaction entered into between Holdco, TXU Electricity or the Partnership and any Hedge Counterparty or other financial institution from time to time.

                                 Hedge Counterparty means each identified financial institution specified in schedule 3 and any person (other than the Partnership, Holdco or TXU Electricity) who is a party to a Hedge Agreement and who becomes or has become a Senior Creditor in accordance with clause 13 ("Change in Creditors") of this deed.

                                 Hedge Exposure means in respect of a Hedge
                                 Counterparty at the applicable date the amount which is H in the following formula:

                                 H = M to M + Unpaid Amounts

                                    where:

                                            M to M is the result of the mark to
                                           market calculation of the obligations
                                           under the Hedge Agreements to which
                                           it is a party provided that M to M
                                           will be a positive number if it
                                           represents a liability of the
                                           Partnership, Holdco or TXU
                                           Electricity (as the case may be) to
                                           the Hedge Counterparty and a negative
                                           number if it represents a liability
                                           of the Hedge Counterparty to the
                                           Partnership, Holdco or TXU
                                           Electricity (as the case may be).

10
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                                            Unpaid Amounts is any amount due and
                                           payable but unpaid under the Hedge
                                           Agreements to which it is a party
                                           provided that Unpaid Amounts will be
                                           a positive number if it represents
                                           amounts owing by the Partnership,
                                           Holdco or TXU Electricity (as the
                                           case may be) to the Hedge
                                           Counterparty and a negative number if
                                           it represents amounts due and payable
                                           but unpaid by the Hedge Counterparty
                                           to the Partnership, Holdco or TXU
                                           Electricity (as the case may be),

                                 provided that if H is a negative number it shall be deemed to be equal to zero.

                                 Hedge Liabilities means all present and
                                 future liabilities (actual or contingent) payable or owing by the Partnership, Holdco and TXU Electricity to a Hedge Counterparty or any of them under or in connection with the Hedge Agreements, whether or not matured and whether or not liquidated, together in each case with:

(a) any novation, deferral or extension of any of those liabilities permitted by the terms of this deed;

(b) any claim for damages or restitution arising out of, by reference to, or in connection with, any of the Hedge Agreements;

(c) any claim, flowing from any recovery by the Partnership, Holdco or TXU Electricity or a receiver or liquidator appointed to the Partnership, Holdco or TXU Electricity or any other person of a payment or discharge in respect of any of those liabilities on grounds of any insolvency provision or otherwise; and

(d) any amount (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same as a result of any insolvency provisions.

                                 Hedging Policy means the hedging policy of the Group under which the Borrower will notionally allocate interest-bearing Indebtedness of the Group against either the assets used in the Networks Business or against other assets , subject to the following provisos:

(a) at least 50% of Interest on Indebtedness allocated to Networks Business assets shall be hedged to correspond with the periodic Networks Business tariff reviews (whereby interest rates applied to the tariffs are currently reset every 5 years); and

(b) at least 50% of Interest on Indebtedness allocated to other assets shall be fixed for a period of at least three years.

                                 Holdco means TXU Australia Holdings Pty Ltd
                                 (ABN 97 086 006 859).

                                 Holdco - TXUA Loan Agreement means the loan agreement dated 24 February 1999 between Holdco (as lender) and TXUA (as borrower) as amended by a deed dated on or about 22 February 2000.

                                 Indebtedness means any debt or other
                                 monetary liability (whether actual or
                                 contingent) in respect of moneys borrowed or raised or any financial accommodation (including in respect of any moneys raised from the sale or securitisation of any receipts or receivables) whatever, or in the case of paragraph (h) below, a Derivative Transaction, including a debt or liability under or in respect of any:

11
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(a) Bill, bond, debenture, note or similar instrument including any accretion to principal (calculated on an accruals basis) under the terms of any CPI linked indexed bonds;

(b) acceptance, endorsement or discounting arrangement;

(c) guarantee granted by a financial institution guaranteeing the payment of a debt (the "guaranteed debt"), in which case the guaranteed debt will not be included;

(d) finance lease or sale and leaseback (and for the purposes of clause 6.6(o) ("Negative undertakings - leases"), operating lease);

(e) deferred purchase price (for more than 180 days) of any asset or service;

(f) obligation to deliver goods or provide services paid for in advance by any financier or in relation to any other financing transaction;

(g) amount of capital and premium payable or in connection with the reduction of any preference shares or any amount of purchase price payable for or in connection with the acquisition of redeemable preference shares;

(h) Derivative Transaction including any accretion to principal under the terms of any CPI swaps; or

(i) guarantee, indemnity or guarantee and indemnity,

                                 and irrespective of whether the debt or
                                 liability is owed or incurred alone or
                                 severally or jointly or both with any other person. For the purpose of calculating the principal amount of any Indebtedness under:

                                  (a)        any securitisation of receipts or
                                             receivables, the principal amount
                                             shall be taken to be the discounted
                                             amount of proceeds paid in exchange
                                             for the receipts or receivables;
                                             and

                                 (b)         any finance lease or sale and
                                             leaseback, the aggregate portion of
                                             all rental in the nature of
                                             principal.

                                 Infrastructure means:

(a) all gas transmission and distribution pipes, and all other plant and equipment used in the reticulation, transmission or metering of gas which, in its ordinary use, is located in a fixed position wherever located, but excludes motor vehicles and mobile plant owned or leased by the Group; and

(b) all electricity transmission and distribution lines, power poles, underground cables, stations, sub-stations, switchyard equipment and all other plant and equipment used in the reticulation, transformation or metering of electrical power, which in its ordinary use, is located in a fixed position wherever located, but excludes motor vehicles and mobile plant owned or leased by the Group; and

(c) all Easements.

                                 Infrastructure Asset means any asset which forms part of the Infrastructure.

12
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                                 Insolvency Event means the happening of any
                                 of these events:

(a) an order is made that an entity be wound up; or

(b) an application is made to a court that an entity be wound up or for an order appointing a liquidator or provisional liquidator in respect of an entity (and is not stayed or dismissed within 14 days) unless the entity satisfies the Trustee (acting on the instructions of the Majority of Senior Creditors) within 14 days of it being made that the application is frivolous or vexatious; or

(c) a liquidator or provisional liquidator is appointed in respect of an entity, whether or not under a court order;

(d) except to reconstruct or amalgamate while solvent on terms approved by the Trustee (acting on the instructions of the Majority of Senior Creditors), an entity enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any class of its creditors; or

(e) an entity resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent on terms approved by the Trustee (acting upon the instructions of the Majority of Senior Creditors) or is otherwise wound up or dissolved; or

(f) a Controller is appointed to or over all or any part of the assets or undertaking of the entity or the holder of any Security Interest takes possession of any asset of the entity; or

(g) an entity is or is deemed by law or a court to be insolvent; or

(h) an entity takes any steps to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to an entity or steps are taken by the directors of the entity to make such an appointment; or

(i) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

                                 Intercompany Loan Agreement means each of:

(a) the ALP Loan Agreement;

(b) the Holdco - TXUA Loan Agreement;

(c) the TXUA - TXU8 Loan Agreement; and

(d) the TXU8 Loan Agreement.

                                 Intercompany Loan Debt means any amount
                                 actually or contingently owing under or in connection with an Intercompany Loan Agreement.

                                 Interest includes, in relation to any
                                 principal or other amount of Indebtedness, interest, fees, commissions and charges and any other amounts in the nature of interest or the payment of which has a similar effect or purpose to the payment of interest.

                                 Interest Payment Date has the meaning given to that term in any Senior Finance Document.

                                 Junior Creditor means each of:

13
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(a) the General Partner and each of the Limited Partners;

(b) TXUA;

(c) TXU; and

(d) any other person who is owed Qualifying Subordinated Debt or Subordinated Guarantee Debt.

                                 Junior Debt means each of:

(a) the TXU Subordinated Loan;

(b) the Subordinated Convertible Loan;

(c) the Intercompany Loan Debt of TXU8 under the TXUA-TXU8 Loan Agreement;

(d) any Qualifying Subordinated Debt and any amount (including, without limitation, Interest) actually or contingently owing to a Junior Creditor under or in connection with any Qualifying Subordinated Debt; and

(e) any Subordinated Guarantee Debt.

                                 Junior Finance Document means the TXU
                                 Subordinated Loan, the Subordinated Convertible Loan, this deed, any document which is nominated as a Junior Finance Document in any New Creditor Accession Deed or Deed of Subordination, any document which creates or acknowledges Qualifying Subordinated Debt, any guarantee and indemnity of any Qualifying Subordinated Debt and any other instrument connected with any of them.

                                 Licence means the:

(a) distribution licence issued pursuant to the Gas Industry Act 1994 (Vic) with effect from 11 December 1997, as amended and transferred to TXU Networks (Gas);

(b) distribution licence issued to TXU Electricity pursuant to the Electricity Industry Act 1993 (Vic) in effect from 3 October 1994, as amended;

(c) gas retail licence issued pursuant to the Gas Industry Act 1994 (Vic) with effect from 11 December 1997, as amended and transferred to TXU Pty Ltd;

(d) electricity retail licence issued to TXU Electricity pursuant to the Electricity Industry Act 1993 (Vic) with effect from 3 October 1994, as amended;

(e) generation licence issued to TXU (South Australia) Pty Ltd in relation to the Torrens Island Power Station pursuant to the Electricity Act 1996 (SA); and

(f) any other Licence granted to any Obligor to replace or substitute any of the above Licences.

                                 Limited Partners means each of TXU Australia
                                 (LP) No. 1 Limited (ARBN 086 406 733) and
                                 TXU Australia (LP) No. 2 Limited
                                 (ARBN 086 406 724).

                                 Limited Recourse Debt means Project Debt incurred by a member of the Group which, as a matter of contract, binding all relevant parties at the time it is incurred and at all times before Completion:

14
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(a) will automatically become Non-Recourse Debt upon Completion; or

(b) the member of the Group will cease to be liable to pay or repay upon Completion (and no other member of the Group becomes so liable unless the debt is Non-Recourse Debt),

                                 in either case, without the need for any further act of or by any party.

                                 If, for any reason:

(c) at any time before Completion, the condition described in (a) or (b) (as the case may be) ceases to apply; or

(d) at Completion, the debt does not become Non-Recourse Debt, or a member of the Group remains liable to pay or repay the debt (as the case may be); or

(e) at any time after Completion, the debt either ceases to be Non-Recourse Debt or a member of the Group becomes liable to pay it (as the case may be); or

(f) despite Completion not having occurred within the terms of the relevant document, the relevant party or parties either deem Completion to have occurred or waive the requirement to satisfy the terms of the relevant document regarding the concept of Completion, then the debt will automatically at that time cease to be "Limited Recourse Debt".

                                 Loan Note has the meaning given to that term in any Senior Finance Document.

                                 Loan Note Subscription Agreement means the loan note subscription agreement between the Borrower, the Financiers (as defined in that agreement) and the Syndicated Facilities Agent dated on or about the date of the Amending Deed.

                                 Loss includes any consequential loss, and any costs, liability, claim, suit, proceeding, cause of action, demand or action.

                                 Majority of Senior Creditors means at any time:

(a) if no Event of Default subsists, Senior Creditors (other than Hedge Counterparties), the Amount Owing to whom exceeds 66?% of the total Amount Owing to all Senior Creditors; and

(b) if an Event of Default subsists, Senior Creditors the Amount Owing to whom exceeds 66?% of the total Amount Owing to all Senior Creditors.

                                 Master Hedge Agreement means the master hedge agreement between TXU Electricity and AES Transpower Holdings Pty Ltd dated 6 May 1999.


                                 Material Adverse Effect means a material adverse effect on:

(a) the legality, validity or enforceability of a Finance Document or an Intercompany Loan Agreement; or

(b) an Obligor's ability to observe its obligations under any Finance Document or an Intercompany Loan Agreement; or

(c) the rights of a Senior Creditor under a Senior Finance Document.

15
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                                 Material Operating Subsidiary means each
                                 Subsidiary of the TXUA Parent (other than the Borrower) which, has not been designated as an Unrestricted Subsidiary and:

(a) contributes or in the current or following Financial Year is likely to contribute more than 10 % of the EBITDA of the TXUA Parent and its Restricted Subsidiaries; or

(b) the book value of the assets of which are more than $100,000,000 provided that the value of any shares held by any Restricted Subsidiary in any other Subsidiary shall not be included for the purposes of this definition, unless the Subsidiary has been released from its obligations under this deed in accordance with this deed. For the avoidance of doubt as at the Debt Refinance Date each of TXU Electricity, TXU Pty Ltd, TXU Networks (Gas), TXU Gas Storage and TXU (South Australia) Pty Ltd is a Material Operating Subsidiary.

                                 MSO Rules has the meaning given in the Gas
                                 Industry Act 1994.

                                 National Electricity Code has the meaning given to the word "Code" in the National Electricity Law.

                                 NEMMCO means the National Electricity Market
                                 Management Company Limited
                                 (ABN 94 072 010 327).

                                 Networks Business means that part of the Core Business which involves the transmission and distribution of energy products by utilisation of the Infrastructure and ancillary assets.

                                 New Creditor means a person who becomes a Senior Creditor or Junior Creditor by acceding to this deed after the date of this deed.

                                 New Creditor Accession Deed means a deed in or substantially in the form of schedule 4.

                                 New Guarantee means the Guarantee and
                                 Indemnity dated 11 December 2003, made between the Partnership, TXU8 and National Australia Bank Limited, the benefit of which was or will be assigned to the Trustee in accordance with the Amending Deed.

                                 New Obligor Accession Deed means a deed in or substantially in the form of schedule 7.

                                 Non-Recourse Debt means any Project Debt if, and for so long as:

(a) the person to whom the Project Debt is owed (or any agent or trustee on that person's behalf) does not have recourse (whether by way of execution, set-off or otherwise) to any member of the Group or its assets for the payment or repayment of the Project Debt other than to assets which the Security Interest ("Project Securities") securing that Project Debt are permitted to extend to under item
(g) of the definition of Permitted Security Interest (that person, and any agent or trustee on that person's behalf, being a "Non-Recourse Finance Party"); and

(b) the Non-Recourse Finance Party may not seek to wind up or place into administration, or pursue or make a claim in the winding up or administration of, any member of the Group to recover or to be repaid that Project Debt; and

16
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(c) the Non-Recourse Finance Party cannot obtain specific performance or a similar remedy with respect to any obligation of a member of the Group to pay or repay that Project Debt; and

(d) the Non-Recourse Finance Party and any receiver, receiver and manager, agent or attorney appointed under the Project Securities, may not incur a liability on behalf of, or for the account of, a member of the Group which liability itself is not subject to the above paragraphs as if references to Project Debt in those paragraphs included that liability.

                                It includes any Project Debt if:

(e) all or substantially all of the assets of the only Group member or members to which the Non-Recourse Finance Party may have recourse for the payment or repayment of that Project Debt, comprises assets encumbered by Project Securities; and

(f) where the Non-Recourse Finance Party may have recourse to assets of other Group members which are subject to Project Securities but which do not fit the description in (e), such Project Debt would otherwise comprise Non-Recourse Debt under paragraphs (a) to (d) inclusive above.

                                Obligor means:

(a) the TXUA Parent;

(b) the Borrower, the Partnership and each of the TXUA Parent's other Restricted Subsidiaries (which as at the date of the Amending Deed are listed in schedule
1); and

(c) any other person which executes a New Obligor Accession Deed from time to time,

                                 unless the person has been released from its obligations under this deed in accordance with this deed.

                                 For the avoidance of doubt, the parties agree that TXU is not an Obligor.

                                 ORG means the Office of the Regulator-General
                                  established under the Office
                                 of the Regulator-General Act 1994 or its equivalent established in any jurisdiction other than Victoria.

                                 Original Guarantee means the Guarantee and Indemnity dated 24 February 1999 made between the Partnership, Holdco, TXU8 and TXU9 in favour of National Australia Bank Limited as amended by a deed and an agreement each dated 22 February 2000, the benefit of which was or will be assigned to the Trustee in accordance with the Amending Deed.

                                 Partnership means the TXU Australia Holdings
                                 (Partnership) Limited Partnership, comprised of the General Partner and the Limited Partners.

                                 Partnership Deed means the deed dated 27
                                 January 1999 between the General Partner and the Limited Partners establishing the Partnership, as amended by deeds dated 23 February 1999, 16 May 2000 and 31 May 2000.

                                 Permitted Disposal means:

(a) any disposal for fair value of obsolete assets which are no longer required for the operation of the business in accordance with Good Operating Practice;

17
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(b) the disposal of assets in exchange for other assets of comparable value and utility;

(c) any disposal of an asset provided that the aggregate value of all assets disposed of by the TXUA Parent or any of its Restricted Subsidiaries in any Financial Year (excluding disposals permitted under any other paragraph of this definition) does not exceed 10% of the total assets of the TXUA Parent and its Restricted Subsidiaries (as measured by reference to the audited consolidated Financial Statements for the previous Financial Year);

(d) any disposal of an asset which would not comply with paragraph (c) of this definition, provided that the aggregate value of all such assets disposed of by the TXUA Parent and its Restricted Subsidiaries in any Financial Year (excluding disposals permitted under any other paragraph of this definition) does not exceed 20% of the total assets of the TXUA Parent and its Restricted Subsidiaries (as measured by reference to the audited consolidated Financial Statements for the previous Financial Year); and provided that the proceeds of disposal are:

(i) used to repay all or part of the Amount Owing to the Senior Creditors; or

(ii) otherwise utilised in the Core Business, and such proceeds are not available to make distributions to shareholders of the TXUA Parent or payments on Qualifying Subordinated Debt;

(e) disposals and acquisitions within the Group between Obligors;

(f) disposals of assets in the ordinary course of business.

                              Permitted Indebtedness means in relation to the Restricted Subsidiaries (other than the Borrower):

(a) any Indebtedness incurred by the Guarantors under the Guarantees or under any other guarantee and indemnity of any Consolidated Senior Debt; or

(b) any Indebtedness under the Intercompany Loan Agreements; or

(c) any Subordinated Guarantee Debt; or

(d) any Indebtedness under any Transactional Banking Agreement; or

(e) any guarantee and/or indemnity issued by an Obligor in relation to the obligations of another Obligor provided those obligations are or have been incurred in the ordinary course of the Core Business; or

(f) any Indebtedness of the Partnership under or in relation to:

(i) the Partnership MTNs, being the:

                             (B) $275 million of credit wrapped floating rate medium term notes maturing on September 2007; and

                             (C) $200 million of credit wrapped fixed rate
                              medium term notes maturing on September 2005;

(i) any commercial paper issued by the Partnership under the commercial paper programme existing as at the date of the Amending Deed provided all such commercial paper is fully repaid by 31 December 2004;

(ii) the MBIA Reimbursement Agreement dated 11 September 2000 between the Partnership, the Borrower, TXU8 and MBIA Insurance Corporation;

18
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(iii) the Partnership 144A Notes being the notes issued by the Partnership under the Indenture dated 15 August 2000 between the Partnership and the Bank of New York, as trustee, comprising:

                             (A) US$92,250,000 of 6.75% Senior Notes due 2006;
                                 and

                             (B) US$60,000,000 of 7.25% Senior Notes due 2016;

(iv)the Subordinated Loan Agreement dated 27 March 2002 between the Partnership and TXU Corp.;

(v) the Subordinated Convertible Loan Agreement dated 13 March 2003 between the Partnership (as borrower) and the Limited Partners and the General Partner (as lenders);

(vi) any Hedge Agreement in place solely to manage the interest rate and currency exposure of the Partnership under the Indebtedness of the Partnership referred to in this paragraph (f); or

(b) any Indebtedness of TXU Electricity under:

(i) the TXU Electricity 144A Notes being the notes issued by TXU Electricity under the Indenture dated 1 December 1996 between TXU Electricity and the Bank of New York, as trustee, and which are still outstanding, comprising:

                             (A) US$157,750,000 of 6.75%
                                 Senior Notes due 2006; and

                             (B) US$40,050,000 of 7.25%
                                 Senior Notes due 2016; or

(ii) Hedge Agreements in place solely to manage the interest rate and currency exposure of TXU Electricity under the TXU Electricity 144A Notes; or

(c) any Indebtedness under any equipment lease, provided there is no breach of clause 6.6(o) ("Negative undertakings - leases") of this deed; or

(d) any Indebtedness incurred in the ordinary course of business by a TXU8 Borrower in favour of another TXU8 Borrower; or

(e) the obligation of a TXU8 Borrower to indemnify another TXU8 Borrower in respect of any payments made by that other TXU8 Borrower to TXU8 under the TXU8 Loan Agreement; or

(f) any Indebtedness by a member of the Group arising from a Project Debt other than any Indebtedness used to refinance any assets which as at the date of the Amending Deed are owned by the TXUA Parent or its Restricted Subsidiaries; or

(g) any other Indebtedness approved in writing by the Trustee (acting upon the instructions of the Majority of Senior Creditors); or

(h) any guarantee and/or indemnity issued by the Partnership or any Restricted Subsidiary to a third party in relation to the obligations of Retail Energy Market Company Limited (ABN 15 103 318 556) provided that the aggregate liability under such guarantees and/or indemnities do not exceed $20,000,000.00.

19
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         Permitted Security Interest means:

(a) any Security Interest arising by operation of law in the ordinary course of business securing Taxes which are not yet in arrears and can subsequently be paid without penalty or which are Contested Taxes;

(b) any Security Interest imposed by statue or arising by operation of law in the ordinary course of business which does not secure Indebtedness;

(c) any mechanic's, workmen's or any like lien or right of set-off arising in the ordinary course of business, securing or otherwise relating to Indebtedness which is not yet overdue or which has been contested or litigated in good faith;

(d) any Security Interest, or any netting or set-off arrangement, in respect of deposits of money or property, by way of security:

(i) for the performance of any statutory obligation arising in the ordinary course of business; or

(ii) in the ordinary course of the Group's banking arrangements for the purpose of netting debit or credit balances;

(e) this deed;

(f) any right of set off arising in favour of NEMMCO or VENCorp over cash deposits, bank guarantees or similar instruments lodged by any Obligor;

(g) any Security Interest to secure the payment or repayment of a Limited Recourse Debt or a Non-Recourse Debt with respect to a project or development, provided that such a Security Interest does not extend to any assets of a Group member other than:

(i) a Group member's Project Property in respect of the project or development;

(ii) all or any part of the Economic Interest of a member of the Group in a Project Vehicle and the rights and proceeds derived from that Economic Interest if:

                                        (A)  the assets of the Project Vehicle
                                             form part of or are directly
                                             connected with the project or
                                             development;

                                        (B)  those assets comprise all or
                                             substantially all of the assets of
                                             the Project Vehicle; and

                                        (C)  where that Economic Interest of the
                                             member of the Group which has
                                             created or proposed to
                                             create the Security Interest is an
                                             indirect Economic Interest held
                                             through interposed persons, the
                                             Economic Interest of each of those
                                             interposed persons in the Project
                                             Vehicle comprises all or
                                             substantially all of the assets of
                                             that person;

(iii) any other assets of the Group member referred to in paragraph (g)(i) or
(ii) if that other asset has a market value of less than A$30,000,000; or

(iv) any combination of the assets, Economic Interest, rights and proceeds referred to in (g)(ii)(A), (B) or (C) above;

20
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(h) any collateralisation or transfer of assets, or agreement to do the same by way of credit support for the obligations of an Obligor in relation to a margin call component of a Derivative Transaction;

(i) any other Security Interest to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, Governmental Agency contracts, performance and return-of money bonds and other similar obligations incurred in the ordinary course of business (except as security for Indebtedness);

(j) any Security Interest securing amounts in connection with workers' compensation, unemployment insurance and other types of social security;

(k) any Security Interest on or over all or any part of the interest of any member of the Group in any joint venture to secure that member's obligations and liabilities to its co-venturers and/or the manager or operator of the joint venture or their agent, including the revenues and assets derived by the member from, or employed by the member in, the joint venture, in favour of its co-venturers;

(l) any Security Interest to secure Indebtedness in which a member of the Group has paid money or deposited securities with a trustee or depository pursuant to a defeasance arrangement relating to any Indebtedness comprising capital markets instruments issued by any member of the Group; and

(m) any other Security Interest approved in writing by the Trustee (acting upon the instructions of the Majority of Senior Creditors).

                                Potential Event of Default means an event which, with the giving of notice or lapse of time, would become an Event of Default.

                                Project Activity means:

(a) the acquisition, development, construction, extension, expansion or improvement of any asset in which no member of the Group has any Economic Interest as at the Debt Refinance Date; or

(b) the development, construction, extension, expansion or improvement of any asset in which a member of the Group has, at the date of the Amending Deed, an Economic Interest but in respect of which none of those activities have commenced as at the Debt Refinance Date.

Project Debt means, with respect to a project or development:

(a) Indebtedness comprising all or a substantial part of the price and/or cost of Project Activities in connection with a project or a development; or

(b) Indebtedness incurred:

(i) before or at the time of carrying out of Project Activities; or

(ii) within 270 days of completion of the last of the Project Activities in connection with the project or development,

                                       solely for the purpose of financing
                                       or refinancing all or a substantial
                                       part of the price and/or cost of the
                                       Project Activities in connection with
                                       the project or development; or

(c) any Indebtedness incurred solely to refinance any of the above Indebtedness or incurred under any successive refinancing; or

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(d) any liabilities under Derivative Transactions entered into in connection with any of the above Indebtedness or any Project Activity; or

(e) interest or amounts in the nature of interest, charges, fees, costs of any nature (including break costs or costs arising from changes in law), duties, expenses, currency indemnities, withholding taxes, indirect taxes and other similar indebtedness (however described) which, in any case, is or are incurred or payable in connection with any of the above; or

(f) any guarantee or indemnity securing payment or repayment of any of the above amounts (but not any other Indebtedness),

                                  but does not for the avoidance of doubt
                                  include, (without the consent of the Trustee, acting upon the instructions of the Majority of Senior Creditors) any Indebtedness which is used to refinance any assets which as at the date of the Amending Deed are owned by the TXUA Parent or its Restricted Subsidiaries.

Project Property means a Group member's assets used solely or predominantly in, or generated by, any Project Activities for a project or development including:

(a) assets forming part of or connected with or derived from that project or development; and

(b) proceeds derived from other Project Property relating to that project or development.

Project Vehicle means an entity which is established for the purposes of, and confines its business operations solely to, owning or producing Project Property, carrying out Project Activities and incurring Project Debt.

                                 Properties means all properties or premises leased, occupied or used or owned by an Obligor at any time.

                                 Qualifying Subordinated Debt means the
                                 principal amount (excluding capitalised
                                 interest) of any Indebtedness of the Borrower or of the TXUA Parent which is subordinated on the same terms as Junior Debt is subordinated under this deed and:

(a) in respect of which the creditor (or a trustee or agent for the creditor) has executed and delivered to the Trustee a New Creditor Accession Deed; or

(b) in respect of which the creditor (or a trustee or agent for the creditor) has either:

(i) executed and delivered to the Trustee a Deed of Subordination; or

(ii) demonstrated to the absolute satisfaction of the Trustee and in a manner approved by the Trustee that the Indebtedness is subordinated on substantially the same terms as Junior Debt is subordinated under this deed, and in respect of which the Trustee has
                                 received from lawyers reasonably approved by the Trustee a legal opinion in form and substance acceptable to the Trustee in connection with the obligations of the creditor as a subordinated creditor.

                                 Recovered Money means the aggregate amount
                                 received in accordance with clause 8
                                 ("Distribution of Recovered Money") which has not been distributed under this deed.
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                                 Recovered Money Distribution Date means a
                                 day on which Recovered Money is available for distribution in accordance with clause 8 ("Distribution of Recovered Money").

                                 Related Entity has the meaning it has in the Corporations Act 2001 (C'th).

                                 Relevant Junior Debt means, in respect of a Junior Creditor, the Junior Debt in respect of that Junior Creditor.

                                 Relevant Senior Creditor has the meaning given in clause 3.30 ("Funds before acting").

                                 Relevant Senior Debt means, in respect of a Senior Creditor, the Senior Debt in respect of that Senior Creditor.

                                 Required Restricted Subsidiary means any
                                 Subsidiary of the TXUA Parent that is from time to time designated as or deemed to be a "Required Restricted Subsidiary" pursuant to clause 6.5 ("Restricted and Unrestricted Subsidiary Undertakings").

                                 Restricted Subsidiary means any Subsidiary of the TXUA Parent that is designated from time to time as, or deemed to be, a "Restricted Subsidiary" pursuant to clause 6.5 ("Restricted and Unrestricted Subsidiary Undertakings")and includes, for the avoidance of doubt, any Required Restricted Subsidiary.

                                 Security Interest means any security for the payment of money or performance of obligations including a mortgage, charge, lien, pledge, trust or power.

                                 Senior Creditors means:

(a) the Trustee;

(b) the Syndicated Facilities Agent;

(c) each Financier;

(d) each Hedge Counterparty;

(e) each Transactional Bank; and

(f) any other person who has provided Indebtedness (which does not constitute Subordinated Indebtedness) to the TXUA Parent or any of its Restricted Subsidiaries and has agreed with the Obligors and the Trustee to be bound by the terms of this deed and has executed and delivered to the Trustee a New Creditor Accession Deed in accordance with clause 13 ("Change in Creditors").

                                 Senior Debt means any amount actually or contingently owing under or in connection with the Senior
                                 Finance Documents, whether or not then due and payable.

                                 Senior Finance Document means each of:

(a) this deed;

(b) the Amending Deed;

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23
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(c) the Loan Note Subscription Agreement;

(d) each Deed Poll;

(e) the Loan Notes;

(f) the Working Capital Facility Agreement;

(g) each Transactional Banking Agreement;

(h) each Guarantee;

(i) each Hedge Agreement to which a Hedge Counterparty is a party;

(j) any document nominated as a Senior Finance Document in any New Creditor Accession Deed; and

(k) any other document which an Obligor and the Trustee agree in writing is to be a Senior Finance Document and any other instrument connected with any of them.

                                 Share means:

(a) in respect of a Senior Creditor and a day, the same proportion (expressed as a percentage (rounded (if necessary) to the nearest two decimal places)) as the proportion which the Amount Owing to that Senior Creditor on that day bears to the aggregate Amount Owing on that day to all the Senior
Creditors; and

     (b) in respect of a Relevant Senior Creditor and a day, the same proportion (expressed as a percentage (rounded (if necessary) to the nearest two decimal places)) as the proportion which the Amount Owing to that Relevant Senior Creditor on that day bears to the aggregate Amount Owing on that day to all the Relevant Senior Creditors.

                                 Subordinated Convertible Loan means all
                                 Indebtedness of the
                                 Partnership to the General Partner and the Limited Partners under the Subordinated Convertible Loan Agreement between TXU Australia (LP) No. 1 Limited, TXU Australia
                                 (LP) No.2 Limited, TXU Australia Holdings (AGP) Pty Ltd (as lenders) and the Partnership (as borrower), dated 13 March 2003.

                                 Subordinated Guarantee Debt means any
                                 Indebtedness of a Guarantor under a guarantee and indemnity of any Qualifying Subordinated Debt provided that the Indebtedness of the Guarantor is subordinated on the same terms as Junior Debt is subordinated under this deed and:

(a) in respect of which the beneficiary of the guarantee and indemnity has executed and delivered to the Trustee a New Creditor Accession Deed; or

(b) in respect of which the beneficiary of the guarantee and indemnity has either:

(i) executed and delivered to the Trustee a Deed of Subordination; or

(ii) demonstrated to the absolute satisfaction of the Trustee and in a manner approved by the Trustee that the Indebtedness is subordinated on substantially the same terms as Junior Debt is subordinated under this deed,

24
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                                 and in respect of which the Trustee has
                                 received from lawyers reasonably approved by the Trustee a legal opinion in form and substance acceptable to the Trustee in connection with the obligations of the beneficiary as a subordinated creditor.

                                 Subordinated Indebtedness means all
                                 liabilities of an Obligor in connection with any Indebtedness which is fully subordinated to the interests of the Senior Creditors.

                                 Subsidiary of an entity means:

(a) another entity which is a subsidiary of the first within the meaning of part
1.2 division 6 of the Corporations Act 2001 (C'th); or

(b) another entity which is a subsidiary of or otherwise controlled by the first within the meaning of any approved accounting standard; or

(c) in relation to the Partnership, a corporation which is owned or controlled by the Partnership,

                                 and for the purposes of the Transaction
                                 Documents, the Partnership will be deemed to be a Subsidiary of the TXUA Parent and a "body corporate" for the purposes of part 1.2 division 6 of the Corporations Act 2001 (C'th).

                                 Surety means a person (other than an
                                 Obligor) which at any time is liable by
                                 guarantee or otherwise alone or jointly, or jointly and severally, to pay or indemnify against non-payment of the Senior Debt or Junior Debt.

                                 Syndicated Facilities Agent means Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) or any successor agent appointed by the relevant Financiers under the Loan Note Subscription Agreement from time to time.

                                 Systems means for an entity, centralised and decentralised hardware, software and networks (including interfaces, data storage and equipment with embedded computer chips or logic) used by an entity.

                                 Taxes means taxes, levies, imposts, charges and duties imposed by any authority (including stamp and transaction duties) together with any related interest, penalties, fines and expenses in connection with them, except if imposed on the overall net income of a Creditor.

                                 Torrens Island Power Station means the
                                 Torrens Island electricity generating power stations A and B located at Torrens Island, South Australia and leased by TXU (South Australia) Pty Ltd under a lease from a South Australian Governmental Agency.

                                 Total Capitalisation means, in relation to the TXUA Parent and its Restricted Subsidiaries and with respect to any Calculation Period ending on a Calculation Date, the aggregate of Consolidated Net Worth and Consolidated Senior Debt.

                                 Total Group Assets means the aggregate of all of the non-current assets (less receivables, deferred expenses, prepayments and future income tax benefits but including positive goodwill) of the TXUA Parent and its Restricted Subsidiaries (excluding Project Property and any Economic Interest in any Project Vehicle) on a consolidated basis.

25
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                                 Total Network Assets means the aggregate of all
                                 of the non-current assets (less receivables, deferred expenses, prepayments and future income tax benefits but including positive goodwill) of the TXUA Parent and its Restricted Subsidiaries (excluding Project Property and any Economic Interest in any Project Vehicle) on a consolidated basis which are used to carry on the Networks Business.

                                 Transaction Documents means each Finance
                                 Document, the Intercompany Loan Agreements, the Partnership Deed, any document which an Obligor acknowledges in writing to be a Transaction Document, and any other document connected with any of them.

                                 Transactional Bank means any financial
                                 institution which provides a Transactional
                                 Banking Facility to any Obligor and which is a Financier or has agreed with the Obligors and the Trustee to be bound by the terms of this deed and has executed and delivered to the Trustee a New Creditor Accession Deed.

                                 Transactional Banking Agreement means any agreement in force from time to time between any Obligor and a Transactional Bank setting out the terms and conditions applicable to a Transactional Banking Facility.

                                 Transactional Banking Facility includes any of the following:

(a) overdraft, credit card, equipment lease, bank guarantee, insurance bond or similar facility; and

(b) payroll, cheque encashment, merchant arrangements and tape negotiation advice and same-day transaction, funds transfer, direct debit and payment and settlement facilities which are provided by a bank, and where relevant, are settled between an Obligor and that bank within the same day.

                                 Trust Fund means the amount held by the Trustee under clause 2.1 together with any other property which the Trustee acquires to hold on the trusts of this deed including, without limitation, any Security Interest which it executes after the date of this deed in its capacity as trustee of the trust established under this deed and any property which represents the proceeds of sale of any such property or proceeds of enforcement of any Security Interest.

                                 TXU means TXU Corp., a corporation organised under the laws of the State of Texas, United States of America and having an office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, United States of America.

                                 TXUA means TXU Australia Pty Ltd (ACN 071
                                 611 017).

                                 TXUA Parent means TXU Australia Group Pty
                                 Ltd (ABN 96 104 896 497).

                                 TXUA-TXU8 Loan Agreement means the loan
                                 agreement dated 24 February 1999 between TXUA (as lender) and TXU8 (as borrower) as amended by a deed dated on or about 22 February 2000.

26
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                                 TXU Gas Storage means TXU Gas Storage Pty
                                 Ltd (ABN 71 079 089 311) (formerly known as
                                 Western Underground Gas Storage Pty Ltd).

                                 TXU8 means TXU (No. 8) Pty Ltd
                                 (ACN 085 235 776).

                                 TXU8 Borrower means each Obligor other than TXUA Parent, the Partnership, the Borrower and TXUA.

                                 TXU8 Loan Agreement means the agreement
                                 dated on or about 22 February 2000 between TXU8 (as lender) and the TXU8 Borrowers (as borrowers).

                                 TXU9 means TXU (No. 9) Pty Ltd
                                 (ACN 085 235 801).

                                 TXU Electricity means TXU Electricity Limited (ACN 064 651 118) (formerly known as Eastern Energy Limited).

                                 TXU Electricity 144a Notes means the notes issued by TXU Electricity under the Indenture dated 1 December 1996 between TXU Electricity and The Bank of New York, as trustee, and which are still outstanding comprising US$157,750,000 6.75% Senior Notes due 2006 and US$40,050,000
                                 7.25% Senior Notes due 2016.

                                 TXU Networks (Gas) means TXU Networks (Gas)
                                 Pty Ltd (ABN 43 086 015 036) (formerly known as Westar Pty Ltd).

                                 TXU Pty Ltd means TXU Pty Ltd (ABN 99 086
                                 014 968) (formerly known as Kinetik
                                 Energy Pty Ltd).

                                 TXU Subordinated Loan means all Indebtedness of the Partnership to TXU under the Subordinated Loan Agreement between TXU (as lender) and the Partnership (as borrower) dated 27 March 2002.

                                 TXU Torrens Island means TXU Torrens Island Pty Ltd (ABN 67 081 074 197)

                                 Unrestricted Subsidiary means any Subsidiary of the TXUA Parent that is designated as or deemed from time to time to be an "Unrestricted Subsidiary" pursuant to clause 6.5 ("Restricted and Unrestricted Subsidiary Undertakings").

                                 VENCorp means Victoria Energy Networks
                                 Corporation, a statutory authority incorporated under the Gas Industry Act 2001 (Vic).

                                 Working Capital Facility Agreement means the agreement of that name between the Borrower, Australia and New Zealand Banking Group Limited and Commonwealth Bank of Australia dated on or about the date of the Amending Deed.

12.2     In this deed, unless the contrary intention appears:

         (a) a reference to this deed or another instrument includes any variation or replacement of any of them;

         (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

27
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        (c)  the singular includes the plural and vice versa;

        (d) the word "person" includes a firm, an entity, an unincorporated association or an authority;

        (e) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

       (f) an agreement, representation or warranty on the part of or in favour of two or more persons binds or is for the benefit of them jointly and severally but an agreement or warranty of a Creditor or the Creditors binds that Creditor or Creditors severally only;

       (g) a reference to any thing (including without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually; and

       (h) an accounting term is a reference to that term as it is used in Australian Accounting Standards.

12.3 Headings are inserted for convenience and do not affect the interpretation of this deed.

12.4 If a Senior Finance Document requires or permits any act, matter or thing to be done by the Partnership, that act, matter or thing must be done by TXU Australia Holdings (AGP) Pty Ltd as general partner in the TXU Australia Holdings (Partnership) Limited Partnership and, once done, will be deemed to bind:

      (a)    the TXU Australia Holdings (Partnership) Limited Partnership; and

      (b) each of the partners in the TXU Australia Holdings (Partnership) Limited Partnership in accordance with the Partnership Deed.

28
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13       Declaration of trust

13.1 The Trustee declares that it holds the sum of A$10 and will hold the Trust Fund on trust at any time for itself and the persons who are Senior Creditors at that time.

13.2 The trust established under this deed commences on the date of this deed and unless determined earlier is to end on the day prior to the eightieth anniversary of the date of this deed.

13.3 The perpetuity period applicable to the trust established under this deed is the period of 80 years commencing on the date of this deed.

13.4 The trust established under this deed is to be known as the TXU Australia Holdings Trust.

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14       Duties, Powers and Rights of Trustee

Authority of Trustee

14.1 The Trustee is appointed to enter into and act as trustee for the Senior Creditors under the Senior Finance Documents to which it is a party.

Extent of authority and obligations

14.2     Each Senior Creditor irrevocably authorises the Trustee to:

         (a) enter into the Senior Finance Documents to which it is intended to be a party; and

         (b) take action on the Senior Creditor's behalf in accordance with this deed and the other Senior Finance Documents; and

         (c) exercise the rights and carry out the obligations of the Trustee expressly set out in the Senior Finance Documents and rights, powers and discretions reasonably incidental to them.

                                 To the extent permissible by law, each Senior Creditor acknowledges that the Trustee has no obligations, duties or responsibilities except those expressly set out in the Senior Finance Documents.

Senior Creditors bound

14.3 Without limiting the liability of the Trustee contemplated by clause 3.19 ("Exoneration of Trustee"), each Senior Creditor agrees:

         (a) to be bound by anything properly done or properly not done by the Trustee in accordance with this deed, whether or not on instructions, and whether or not the Senior Creditor gave an instruction or approved of the thing done or not done; and

         (b) any instruction given to or action taken by the Trustee in accordance with this clause 3 ("Duties, Powers and Rights of Trustee") is binding on each Senior Creditor and each Senior Creditor authorises the Trustee to give any consent and do any other matter or thing necessary or appropriate to give effect to the instruction.

Excluded roles and duties

14.4     The appointment as trustee does not mean that the Trustee:

         (a)  is a trustee for the benefit of; or

         (b)  is a partner of; or
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         (c)  has a fiduciary duty to, or other fiduciary relationship with,

                                 any Senior Creditor, any Junior Creditor, an
                                 Obligor or any other person, except as
                                 expressly set out in any Senior Finance
                                 Document.

After consultation and instructions
14.5 If the Trustee proposes to act on any of the following matters, it agrees to:

         (a) seek instructions from the Senior Creditors on the proposal in accordance with clauses 3.6 ("Matters requiring instructions from all Senior Creditors"),
               3.7 ("Matters requiring instructions from a Majority of Senior Creditors") or 3.8 ("Matters requiring instructions from relevant Senior Creditors") (as the case may be); and

        (b) take the action contemplated (including, without limitation, Enforcement Action) if, and only if, it receives clear instructions to do so from:

              (i) all of the Senior Creditors (but in the case of a Senior Creditor that is a Financier, only a Financier to whom there is any Amount Owing, or who has a commitment to provide Indebtedness (even if subject to conditions) under any Senior Finance Document, at the relevant time) - on matters listed in clause 3.6 ("Matters requiring instructions from all Senior Creditors");

              (ii)  a Majority of Senior Creditors - on matters listed in clause
                    3.7 ("Matters requiring instructions from a Majority of Senior Creditors");

              (iii) the relevant Senior Creditors - on the matters listed in clause 3.8 ("Matters requiring instructions from relevant Senior Creditors"); or

              (iv) either all, or a Majority of Senior Creditors - on matters which the express terms of this deed or the Amending Deed require the Trustee to act on the instructions of either all or a Majority of Senior Creditors (as the case may be).

Matters requiring instructions from all Senior Creditors

14.6 The following matters require instructions from all Senior Creditors (but in the case of a Senior Creditor that is a Financier, only a Financier to whom there is any Amount Owing, or who has a commitment to provide Indebtedness (even if subject to conditions) under any Senior Finance Document, at the relevant time):

         (a)      a change to clauses 4, 6.6(a), 6.6(b), 6.6(c), 6.6(m), 6.6(n),
                  6.6(r), 6.7 or 7.2 of this deed and to any defined terms used in those clauses;

         (b) a discharge or termination of a Guarantee or a release of a Guarantor from a Guarantee or of the Borrower, the Partnership, TXU8 or any Material Operating Subsidiary (unless the Material Operating Subsidiary is being disposed of under a disposal of assets permitted by this deed and the Material Operating Subsidiary does not satisfy paragraph (a) of the definition of "Material Operating Subsidiary") from its obligations under this deed;

         (c)      a change to the definition of Majority of Senior Creditors;
                  and

         (d) a change to clauses 3.5 to 3.9 or any provision of this deed which requires the consent, approval, agreement or instructions of all or a Majority of Senior Creditors;

         (e)      a change to clause 8 ("Distribution of Received Money");

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         (f)      a release of any property mortgaged or charged under a
                  Security Interest granted to the Trustee;

         (g) a change to this deed or any other Senior Finance Document to which the Trustee is a party which will increase the monetary obligations of the Senior Creditors; and

         (h) a change to the annexures to the Amending Deed which affects or will affect any matter contemplated by this clause 3.6 or a change to the Amending Deed (other than the annexures).

Matters requiring instructions from a Majority of Senior Creditors

14.7     The following matters require instructions from a Majority of Senior
         Creditors:

         (a) a variation of or change to this deed or any other Senior Finance Document to which the Trustee is a party other than a variation or change listed in clause 3.6 ("Matters requiring instructions from all Senior Creditors");

        (b) the exercise of the Trustee's rights in its capacity as trustee in connection with clause 7 ("Events of Default") (except clause 7.1(a) and clause 7.2(b) in the circumstances set out in clause 3.8 ("Matters requiring instructions from relevant Senior Creditors"));

        (c) the exercise of the Trustee's rights in its capacity as trustee in connection with the Guarantee other than the discharge or termination of the Guarantee or the release of a Guarantor from the Guarantee (except in the circumstances set out in clause 3.8 ("Matters requiring instructions from relevant Senior Creditors"));

        (d) the waiver of any breach or other non-performance of obligations (other than the obligations referred to in clause . 3.8 ("Matters requiring instructions from relevant Senior Creditors")) by an Obligor in connection with any Senior Finance Document to which the Trustee is a party or any obligation in any other Senior Finance Document incorporated by reference from this deed;

        (e) the waiver of any breach or other non-performance of obligations by a Junior Creditor in connection with this deed; and

        (f) a release of any Obligor (other than the Borrower, the Partnership, TXU8 or an Unrestricted Subsidiary) from its obligations under this deed unless all of the issued shares in the Obligor are being sold, transferred or otherwise disposed of to a person which is not an Obligor or a Related Entity of an Obligor and such sale, transfer or disposal is permitted under paragraph (c) or (d) of the definition of "Permitted Disposal" and does not contravene clauses 6.6(c)(i) or (ii) ("Negative undertakings - disposal of assets") and the Obligor does not satisfy paragraphs (a) or (b) of the definition of "Material Operating Subsidiary"; and

        (g) a change to the Amending Deed which affects or will affect any matter contemplated by this clause 3.7 (other than a change requiring instructions from all Senior Creditors under clause
                  3.6 (h)).

Matters requiring instructions from relevant Senior Creditors

14.8
        (a) A waiver by the Trustee of a breach or failure by an Obligor to pay any money payable under a Senior Finance Document requires instructions from the Senior Creditor which is a party to or has the benefit of that Senior Finance Document or if more than one Senior Creditor is a party to or benefits from that Senior Finance Document, the requisite number of Senior Creditors who are required to provide corresponding instructions under that Senior Finance Document.
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        (b)       Any Senior Creditor which is a party to or has the
                  benefit of a Senior Finance Document or if there is more than one Senior Creditor which is a party to or has the benefit of a Senior Finance Document then the requisite number of Senior Creditors who are required to provide instructions under that Senior Finance Document may instruct the Trustee in the exercise of the Trustee's rights in its capacity as trustee in connection with this deed (including, without limitation, under clause 7.2(b) ("Consequences of default")) and the Guarantee following an Event of Default under clause 7.1(a) ("Events of default - payment") in respect of a payment under that Senior Finance Document.

        (c)

                  (i) Nothing in this clause permits an individual Senior Creditor to instruct the Trustee individually if that Senior Creditor is represented by an agent or trustee and the ability of that Senior Creditor to give instructions or take any individual action is prohibited by any relevant Senior Finance Document.

                 (ii) If clause 3.8 (c)(i) applies, the Trustee can rely on the relevant agent or trustee as representing the Senior Creditor and need not inquire into the agent's or trustee's authority.

Overriding instructions

14.9 In relation to all matters other than those under clauses 3.6 ("Matters requiring instructions from all Senior Creditors") and 3.8 ("Matters requiring instructions from relevant Senior Creditors"), a Majority of Senior Creditors may instruct the Trustee and, if they do, the Trustee agrees to act in accordance with the instructions.

Without consultation or instructions

14.10 Subject to clause 3.11 ("Trustee actions"), in any case where the Trustee does not require instructions under clause 3.5 ("After consultation and instructions") or does not receive instructions or requests under clause 3.9 ("Overriding instructions"), the Trustee may exercise its rights in its capacity as trustee for the Senior Creditors and observe its obligations in that capacity as it sees fit. It need not consult any Senior Creditor before doing so.

Trustee's actions

14.11    Whenever the Trustee:

         (a) seeks instructions from the Senior Creditors, it agrees to specify a reasonable period within which those instructions are to be given; and

         (b) receives instructions from a Majority of Senior Creditors or all of them, it agrees to follow them but only in so far as they are in accordance with this deed; and

         (c) exercises its rights in its capacity as trustee for the Senior Creditors or takes any other action, it agrees, subject to this deed, to act in the interests (based upon the information which it has at the time) of the Senior Creditors taken as a whole.

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Senior Creditor's instructions

14.12    Whenever a Senior Creditor gives instructions:

         (a) it must do so in accordance with this deed and within any time period specified by the Trustee for giving instructions; and

         (b) it authorises the Trustee to give any consent or do any other thing appropriate to carry out the instructions.

                         Whenever a Senior Creditor gives instructions which are inconsistent with the instructions of the Majority of Senior Creditors the Senior Creditor consents to the Trustee acting in accordance with the instructions of the Majority of Senior Creditors despite the Senior Creditor's instructions (unless it is a matter requiring instructions from all Senior Creditors under clause 3.6 ("Matters requiring instructions from all Senior Creditors") or relevant Senior Creditors under clause 3.8 ("Matters requiring instructions from relevant Senior Creditors") .

                         If a Senior Creditor does not give instructions in relation to Action proposed or recommended by the Trustee within any time period specified by the Trustee, it is taken to have instructed the Trustee to take the proposed or recommended Action.

                         The Trustee need not seek instructions from any Senior Creditor that is a Financier and to whom there is no Amount Owing and who has no commitment (whether or not subject to conditions) to provide Indebtedness under any Senior Finance Document, in each case, at the relevant time.

Trustee's obligations

14.13    The Trustee agrees:


         (a) (default and review) to notify each Senior Creditor of an Event of Default or Potential Event of Default promptly after the Trustee becomes aware of it; and

         (b) (material notices received) to give each Senior Creditor promptly after receiving it a copy of each notice or other communication or document which is received from an Obligor in connection with this deed and which the Trustee considers material; and

         (c) (material notices given) to give each Senior Creditor promptly a copy of any notice or other communication or document which the Trustee gives an Obligor in connection with the Senior Finance Documents and which the Trustee considers material; and

         (d) (action taken) to give each Senior Creditor promptly a report on anything done after instructions from the Senior Creditors under clauses 3.5 to 3.12; and

         (e)             (default) to give:

                         (i) notice to any Obligor of the non-payment, in the manner provided in a Senior Finance Document, of any money payable when due under a Senior Finance Document following receipt of written notice of such non-payment from a Senior Creditor which has failed to be paid the money when due, subject to the non-payment not having been waived and otherwise in accordance with clause 3.8
                              ("Matters requiring instructions from relevant Senior Creditors"); and

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                         (ii) a copy of such notice to each Senior Creditor.

Trustee's awareness of certain events

14.14 The Trustee is taken not to be aware of an Event of Default or Potential Event of Default until either:

         (a) an Authorised Officer of the Trustee who is responsible for the administration of the transactions contemplated by this deed has actual knowledge of sufficient facts to ascertain that an Event of Default or Potential Event of Default has occurred; or

         (b) the Trustee receives a notice regarding an Event of Default, or Potential Event of Default under clause 6.1(l) ("General undertakings - notify details of Event of Default or Potential Event of Default"), stating that such an Event of Default or Potential Event of Default has occurred.

Trustee may assume compliance

14.15 Until it becomes aware in accordance with clause 3.14 ("Trustee's awareness of certain events"), the Trustee may assume that no Event of Default or Potential Event of Default has occurred and that the Obligors are observing all their obligations in connection with the Senior Finance Documents and need not inquire or investigate whether that is, in fact, the case.

Limit on disclosure obligations

14.16 Despite anything else in this deed, this deed does not oblige the Trustee to disclose information or provide documents relating to an Obligor or any other person if the Trustee reasonably believes that to do so would constitute a breach of law or duty of confidentiality.

No further obligations

14.17 The Senior Creditors agree that the Trustee has no obligations, other than those in clause 3.13 ("Trustee's obligations"), either initially or on a continuing basis:

         (a) to keep itself informed, or to inform a Senior Creditor, about the performance by an Obligor of its obligations under the Senior Finance Documents; or

         (b) to provide a Senior Creditor with any information or documents with respect to an Obligor (whether coming into its possession before or after accommodation is provided under the Senior Finance Documents).

Individual responsibility of Senior Creditors

14.18 Each Senior Creditor acknowledges for the benefit of the Trustee and each of its Related Entities that the Senior Creditor:

         (a)      has entered into the Senior Finance Documents; and

         (b) has made and will continue to make its own independent investigation of the business, operations, financial condition and affairs of each Obligor based on documents and information which it considers appropriate and in this regard each Senior Creditor acknowledges that the Trustee is not required to inspect, or keep under review any property or books of any Obligor; and

         (c) has made and will continue to make its own appraisal of the creditworthiness or status of affairs of each Obligor;

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         (d)      has made its own assessment and approval of the margin, fees and other return to be obtained under the Senior Finance Documents;

         (e) has informed itself and will continue to inform itself as to the performance or observance by any Obligor of its obligations under the Senior Finance Documents; and

         (f) will continue to make its own analysis and decisions (based upon the documents and information) which seem appropriate at the time, in taking or not taking any action under the Senior Finance Documents, without relying on the Trustee (in whatever capacity) or any of its Related Entities or on any other Senior Creditor or on any representation made by any of them.

Exoneration of Trustee

14.19 Neither the Trustee nor any of its directors, officers, employees, agents, attorneys (including an Attorney) or Related Entities is responsible or liable to any other party to this deed:

         (a) because an Obligor or another Senior Creditor fails to perform its obligations under the Senior Finance Documents or another Senior Creditor fails to provide instructions when requested by the Trustee; or

         (b)      for the financial condition or solvency of an Obligor; or

         (c) because any recital, statement, representation or warranty in a Senior Finance Document is incorrect or misleading in any respect; or

         (d) for the effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of the Senior Finance Documents or in any certificate or any document referred to in or provided for in, or received by it, or delivered under or in connection with the Senior Finance Documents; or

         (e) for acting in accordance with the instructions of a Majority of Senior Creditors or all the Senior Creditors, in accordance with this deed, or in the absence of instructions in accordance with clause 3.10 ("Without consultation or instructions"), or from refraining from acting in accordance with the instructions of a Majority of Senior Creditors or all Senior Creditors, in accordance with this deed;

         (f) for any loss or damage occurring as a result of the exercising, failing to exercise or purporting to exercise any right, power, authority, discretion or remedy of, or conferred on, the Trustee under the Senior Finance Documents;

         (g) if it acts upon any instruction purported to have been given by a Majority of Senior Creditors or all Senior Creditors even though it may subsequently be found that there was some defect in the instruction or for any other reason the instruction was not valid or binding upon those Senior Creditors it purports to bind or upon the Trustee.

                                 Without limiting this clause 3.19 ("Exoneration of Trustee"), the Trustee is not responsible nor liable to any other party to this deed for anything done or not done in connection with the Senior Finance Documents by the Trustee or its directors, officers, employees, agents, attorneys (including an Attorney) or Related Entities except to the extent that the act or omission amounts to fraud, gross negligence or wilful misconduct by the Trustee or its directors, officers, employees, agents, attorneys (including an Attorney), or Related Entities.

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                                 Failure by the Trustee to act due to lack of
                                 instructions or lack of proper or clear
                                 instructions from a Majority of Senior
                                 Creditors or all Senior Creditors does not in itself amount to fraud, gross negligence or wilful misconduct of the Trustee.

Trustee in capacity of a Senior Creditor

14.20 If the Trustee is also a Financier or Hedge Counterparty, then in its capacity as a Financier or Hedge Counterparty it:

         (a) has the same rights, obligations, powers and discretions under the Senior Finance Documents as the other Financiers and Hedge Counterparties; and

         (b) may exercise those rights, powers and discretions and agrees to observe those obligations independently from its role as Trustee as if it were not the Trustee.

Trustee dealing in different capacities

14.21    The Trustee or a Related Entity may:

         (a) engage in any kind of banking, trust or other business with an Obligor or the Senior Creditors or any of their Related Entities; and

         (b) accept fees and other consideration from an Obligor or any of the Obligor's Related Entities for services in connection with the Senior Finance Documents or any other arrangement,

                                 despite any conflict of interest, as if it were not the Trustee and without having to account to the Senior Creditors for any income or other benefit it derives in doing so.

                                 The Senior Creditors release the Trustee or a Related Entity from any obligation it might otherwise have to them in relation to the matters set out in this clause 3.21 ("Trustee dealing in different capacities").

Notice of transfer

14.22 The Trustee may treat each Senior Creditor as the holder or obligor of the rights and obligations of that Senior Creditor for all purposes under the Senior Finance Documents until a transfer certificate (or other notice of the assignment or transfer satisfactory to the Trustee) signed by the substitute, assignee or transferee is given to the Trustee in accordance with clause 13 ("Change in Creditors").

Senior Creditor to pay over amounts received directly

14.23 If a Senior Creditor receives or recovers an amount due to it under a Senior Finance Document after the Trustee has made a declaration under clause 7.2(a) ("Consequences of default") (but not clause 7.2(b) ("Consequences of default")) other than through distribution by the Trustee under this deed, then it agrees to:

         (a)   notify the Trustee promptly; and

         (b) pay an amount equal to that amount to the Trustee within two Business Days after receiving it.

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                                 If the Senior Creditor receives the amount by
                                 applying a set-off, the set-off occurs when the Senior Creditor records the set-off in its books of account.

                                 The amount paid to the Trustee is to be:

         (c) taken to have been received by the Trustee and not by the Senior Creditor who receives it (and the Amount Owing of that Senior Creditor is to continue to include that amount); and

         (d) distributed by the Trustee to the parties entitled to it in accordance with their entitlements under this deed.

                                  If the Senior Creditor is obliged to make a payment under this clause 3.23, the Borrower indemnifies the Senior Creditor against loss suffered by the Senior Creditor if the liability of the entity which made the payment to the Senior Creditor is held to have been discharged despite the operation of this clause.

Pro-rata refunds

14.24 If a Senior Creditor who receives an amount referred to in clause 3.23 ("Senior Creditor to pay over amounts received directly") is obliged to refund any part of it under laws relating to Insolvency Events, then each Senior Creditor to which that amount was distributed under clause 8 ("Distribution of Received Money") agrees to pay to the Trustee (for payment to the Senior Creditor who has to make the refund) its pro rata share of the amount required to be refunded.

Proceeds of litigation

14.25 Despite clause 3.23 ("Senior Creditor to pay over amounts received directly"), where a Senior Creditor recovers an amount in legal proceedings it has brought as permitted by clause 3.21 ("Restriction on Senior Creditor's exercising rights"), the Senior Creditor may retain the recovered amount and need not pay the recovered amount to the Trustee or share it with any other party who could have joined in the proceedings (or could have taken separate proceedings) but did not.

                                 If more than one Senior Creditor takes
                                 proceedings it has brought as permitted by clause 3.21 ("Restriction on Senior Creditor's exercising rights"), the recovered amount is to be shared by each of those Senior Creditors in the proportion that the amount due for payment to it at that time bears to the total of the amounts at that time due for payment to all the Senior Creditors who take proceedings.

                                 In each case, any surplus is to be paid to the Trustee.

Amendment to Deed

14.26 Each Senior Creditor authorises the Trustee to agree with the other parties to this deed or any other Senior Finance Document to which the Trustee is a party to a variation or change to this deed or the other Senior Finance Document if:

         (a) all or a Majority of Senior Creditors (as required under clauses 3.5 to 3.9) have instructed, or are taken to have instructed, the Trustee that they consent to, or approve of, the variation or change; or

         (b) the Trustee is satisfied that the variation or change is made to correct a manifest error or an error of a minor nature or that the variation or change is only of a formal or technical nature.

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Senior Creditors to indemnify against non-payment

14.27 Each Senior Creditor individually in accordance with its Share indemnifies the Trustee against the non-receipt of a payment from the Obligors and the Costs incurred by the Trustee in funding the amount not paid, if the Trustee:

         (a) reasonably claims a payment from the Borrower under clause 11 ("Costs, charges, expenses and indemnities") or from any other Obligor under a corresponding provision of any other Senior Finance Document to which the Trustee is a party; and

         (b)      does not receive it within seven days after the claim is made,

                                 provided that if the payment and Costs relate to a claim by the Trustee for payment on account of one or more Senior Creditors, only each of those Senior Creditors must indemnify the Trustee in the proportion which the Amount Owing to each of them bears the total Amount Owing to all of those Senior Creditors.

                                 Each Senior Creditor agrees to pay amounts due under this indemnity to the Trustee within 3 Business Days of demand from the Trustee.

The Borrower's back-to-back indemnity

14.28 The Borrower indemnifies each Senior Creditor against any liability or loss arising from, and any Costs incurred in connection with, the Senior Creditor making a payment under clause 3.27 ("Senior Creditor's to indemnify against non-payment").


                                 The Borrower agrees to pay amounts due under this indemnity to the Trustee on demand from the Trustee.

Funds before acting

14.29 If the Trustee proposes to exercise a right arising in its capacity as trustee for the Senior Creditors or take any Action (whether or not at the instruction of a Majority of Senior Creditors or all Senior Creditors) in accordance with this deed and the Trustee reasonably considers this could result in the Borrower or any other Obligor becoming obliged to pay to the Trustee an amount under clause 11 ("Costs, charges, expenses and indemnities") or under a corresponding provision of any other Senior Finance Document to which the Trustee is a party, as the case may be, the Trustee:

         (a) may request the Senior Creditors (or only the relevant Senior Creditors ("Relevant Senior Creditors") in connection with any action under clause 3.8 ("Matters requiring instructions from relevant Senior Creditors") or clause 7.2(b) ("Consequences of default") of this deed) to place it in funds at least equal to the amount the Trustee reasonably determines would be the Borrower's liability; and

         (b) need not act until the Senior Creditors or Relevant Senior Creditors (as the case may be) do so.

                                 Each Senior Creditor or Relevant Senior
                                 Creditor (as the case may be) agrees to fund the Trustee rateably in accordance with its Share.

If a Senior Creditor does not fund

14.30 If a Senior Creditor or a Relevant Senior Creditor (as the case may be) does not fund the Trustee under clause 3.29 ("Funds before acting") within a period determined by the Trustee to be reasonable, then the Trustee agrees to promptly request each other Senior Creditor or other Relevant Senior Creditor (as the case may be) to fund the defaulting Senior Creditor's share. If one or more other Senior Creditors or Relevant Senior Creditors (as the case may be) agree to fund the defaulting Senior Creditor's or Relevant Senior Creditor's (as the case may be) share, then the obligations of the Senior Creditors or Relevant Senior Creditors (as the case may be) under clause 3.29 ("Funds before acting") are taken to be satisfied. Each Senior Creditor agrees that:

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         (a)      a payment by a Senior Creditor to the Trustee under this
                  clause 3.30 constitutes a loan by the Senior Creditor to the defaulting Senior Creditor; and

         (b) the loan accrues interest at the rate and in the manner notified by the paying Senior Creditor to the defaulting Senior Creditor and the Trustee.

                                 The defaulting Senior Creditor agrees to pay to the Trustee (for the account of each funding Senior Creditor) on demand from the Trustee the loan principal and interest on each loan.

Borrower's costs obligation not affected

14.31 A payment by a Senior Creditor under clauses 3.27 ("Senior Creditor's to indemnify against non-payment"), 3.29 ("Funds before acting") or
         3.30 ("If a Senior Creditor does not fund") does not relieve the Borrower of its obligations under clause 11 ("Costs, charges, expenses and indemnities") or any other Obligor of its obligations under any corresponding provisions of any other Senior Finance Document.

Compliance may be assumed

14.32 In relation to any act of the Trustee, neither the Obligors nor the Junior Creditors may enquire:

         (a) whether the Trustee needed to consult or has consulted the Senior Creditors; or

         (b) whether instructions have been given to the Trustee by a Majority of Senior Creditors or all Senior Creditors; or

         (c) about the terms of any instructions.

                                 As between the Trustee and the Obligors, all action taken by the Trustee under the Senior Finance Documents is taken to be authorised under this deed unless the Borrower has actual notice to the contrary.

                                 As between the Trustee and the Junior
                                 Creditors, all action taken by the Trustee under this deed is taken to be authorised by the Senior Creditors unless the Junior Creditors have actual notice to the contrary.

Trustee is not responsible for Senior Creditor's breach

14.33 The Trustee is not responsible to the Obligors if a Senior Creditor does not observe its obligations under the Senior Finance Documents.

Delegation by Trustee

14.34

         (a) The Trustee may employ agents, contractors and attorneys and may delegate any of its rights or obligations in its capacity as trustee for the Senior Creditors without notifying the Senior Creditors of the delegation.

         (b) The Trustee may act on the opinion, certificate or advice of or information obtained from, any agent or contractor appointed by it under this clause 3.34.
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Trustee may rely on communications and opinions

14.35    In relation to the Senior Finance Documents, the Trustee may rely:

         (a) on any communication or document it believes to be genuine and correct and to have been signed or sent by the appropriate person; and

         (b) as to legal, accounting, taxation or other professional matters, on opinions and statements of any legal, accounting, taxation or professional advisers used by it.

Force majeure

14.36 Despite any other provision of this deed, the Trustee need not act (whether or not on instructions from one or more of the Senior Creditors) if it is impossible to act due to any cause beyond its control (including war, riot, natural disaster, labour dispute, or law taking effect after the date of this agreement). The Trustee agrees to notify each Senior Creditor promptly after it determines that it is unable to act.

No responsibility for force majeure

14.37 The Trustee has no responsibility or liability for any loss or expense suffered or incurred by any party as a result of its not acting for so long as the impossibility under clause 3.36 ("Force majeure") continues. However, the Trustee agrees to make reasonable efforts to avoid or remove the causes of non-performance and agrees to continue performance under this deed promptly when the causes are removed.

Authority to Execute

14.38 Each other party to this deed irrevocably authorises the Trustee to execute any New Obligor Accession Deed signed by a new
         Obligor on its behalf.

Restriction on Senior Creditors exercising rights

14.39 A Senior Creditor may exercise a right in respect of a matter referred to in clauses 3.5 to 3.12 against an Obligor under any Senior Finance Document independently of the Trustee only if:

         (a)      the Trustee has been instructed in accordance with clauses
                  3.5 to 3.12 to exercise the right; and

         (b) the Trustee has not done so within a reasonable time (and then only if any request by the Trustee under clause 3.29 ("Funds before acting") for funds in connection with the exercise has been complied with), and subject to the Senior Creditor being permitted to exercise such a right under any relevant agency provisions which may apply to the Senior Creditor under any Senior Finance Document other than this deed.

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15       Subordination

Subordination
15.1 Despite any other agreement between a Junior Creditor and an Obligor but except as permitted by clauses 4.6 ("Junior Creditor Undertakings") and 4.7 ("Permitted Junior Creditor Payments"), each party agrees with each other party that no part of the Junior Debt is due for payment or capable of being declared due for payment unless:

         (a) the Senior Debt is satisfied or repaid in full; or

         (b) an Event occurs; or
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         (c) that Junior Debt is refinanced by Qualifying Subordinated Debt or
             Consolidated Senior Debt.

Rights and obligations following an Event

15.2     If an Event occurs, then the Junior Debt is payable immediately.

15.3 If an Event occurs, then each Junior Creditor agrees, on request from the Trustee, to:

         (a) prove for the whole of its Relevant Junior Debt; and

         (b) immediately send to the Trustee a copy of its notice of proof.

15.4 A Junior Creditor may not prove for its Relevant Junior Debt except following a request from the Trustee under clause 4.3.

15.5 Except as permitted by clause 4.7 ("Permitted Junior Creditor Payments"), if a Junior Creditor receives or recovers any money on account of that Junior Creditor's Relevant Junior Debt or any amount is paid to any person in connection with that Junior Creditor's Relevant Junior Debt including, without limitation, to an assignee of that Junior Creditor's Relevant Junior Debt, whether by way of repayment, satisfaction or otherwise and whether from an Obligor or from any other person, including, without limitation, a liquidator, provisional liquidator or administrator of an Obligor, then that Junior Creditor agrees forthwith to pay to the Trustee for the account of the Senior Creditors, without the need for any demand, an amount equal to the lesser of the full amount so received, recovered or paid and the full amount of the Senior Debt at that time.

Junior Creditor Undertakings

15.6 A Junior Creditor may not, without the prior written consent of the Trustee or, following the occurrence of an Event of Default, except as directed by the Trustee:

         (a) directly or indirectly demand payment of, sue for, accept payment or repayment of (except for demands, suits, payments or repayments which are permitted under clause 4.7 ("Permitted Junior Creditor Payments")) or in any way allow by reduction of an Obligor's assets or otherwise, the discharge, satisfaction or extinguishment of its Relevant Junior Debt; or

         (b) vary or amend any agreement or document under which an Obligor's obligations in respect of its Relevant Junior Debt arise if such variation or amendment would result in its Relevant Junior Debt ceasing to be subordinated to the Senior Debt on the terms of this clause 4 ("Subordination"); or

         (c) set off its Relevant Junior Debt against any Indebtedness of the Junior Creditor to the Obligor; or

         (d) assign, charge or otherwise deal with its Relevant Junior Debt unless the assignee, chargee or other person to the dealing (or its trustee or agent) has agreed to be bound as a Junior Creditor under this deed and has executed and delivered to the Trustee a New Creditor Accession Deed or a Deed of Subordination; or

         (e) accept the benefit of any guarantee in respect of its Relevant Junior Debt other than a guarantee which creates Subordinated Guarantee Debt; or

         (f) suffer to exist or take a Security Interest to secure payment of its Relevant Junior Debt; or
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         (g)      except as permitted by clause 6.6(k) ("Negative undertakings -
                  loans"), borrow or raise money from or otherwise become indebted to an Obligor; or

         (h)      convert any Junior Debt into shares in an Obligor.

Permitted Junior Creditor Payments

15.7     So long as:

         (a)      no Senior Debt is due and payable but unpaid; and

         (b) no Event of Default or Potential Event of Default has occurred and is subsisting (or would occur as a result of the relevant payment),

                                 an Obligor may pay, prepay, repay, satisfy or discharge, and a Junior Creditor may receive and retain, payments of interest, payments, prepayments or repayments of principal and any other amounts which are due and owing on the Junior Debt (other than on any Subordinated Guarantee Debt) not earlier than the date the same are due in accordance with or as contemplated by, and in the amounts contemplated by, the terms of the Junior Finance Documents and the Junior Creditors may make demands in respect of, or so as to establish a liability to pay, any amount so permitted to be paid.

15.8 Except as permitted by clause 4.7 ("Permitted Junior Creditor Payments") or with the prior written consent of the Trustee or, following the occurrence of an Event of Default, as directed by the Trustee, a Junior Creditor may not take any action to recover the Relevant Junior Debt including, without limitation, by:

         (a) voting for the winding up of an Obligor; or

         (b) requisitioning a meeting to consider:

             (i) a resolution for the winding up of an Obligor; or

             (ii) a scheme of arrangement for an Obligor; or

             (iii) a resolution for the appointment of an administrator to an
                   Obligor; or

         (c) applying to the court to wind up an Obligor.

15.9 If a liquidator, provisional liquidator or administrator of an Obligor sets off against the Relevant Junior Debt any amounts in respect of which a Junior Creditor is indebted to the Obligor, then the Junior Creditor indemnifies the Senior Creditors against Loss they suffer because the amount set off is not part of its Relevant Junior Debt.

Obligors

15.10    Each Obligor may not, without the consent of the Senior Creditors:

         (a) permit or suffer any guarantee, indemnity or guarantee and indemnity to be given in respect of the Junior Debt other than a guarantee or guarantee and indemnity which creates Subordinated Guarantee Debt; or

         (b) suffer to exist or grant a Security Interest to secure payment of the Junior Debt; or

         (c) directly pay (except for payments or repayments which are permitted under clause 4.7 ("Permitted Junior Creditor Payments")) or in any way reduce the Obligor's assets to discharge the Junior Debt; or
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         (d)      vary or amend any agreement or document under which the
                  Obligor's obligations in respect of its Junior Debt arise if such variation or amendment would result in its Junior Debt ceasing to be subordinated to the Senior Debt on the terms of this clause 4 ("Subordination"); or

         (e) set off the Junior Debt against any Indebtedness of the Junior Creditor to the Obligor; or

         (f) enter into any arrangement which results in the Junior Debt not being subordinated to the Senior Debt on the terms of this clause 4 ("Subordination"); or

         (g) create, grant, extend or permit to subsist or be imposed any Security Interest ranking in priority to, equally with or subsequent to the Senior Debt or any Security Interest for the Senior Debt; or

         (h) take any action to recover any amount owing under or any amount it is entitled to receive under an Intercompany Loan Agreement including, without limitation, by doing any of the things specified in clause 4.8; or

         (i)      except as permitted by clause 6.6(k) ("Negative undertakings
                  - loans"), be the creditor in respect of any Indebtedness; or

         (j)       convert any Junior Debt into shares in that Obligor.

15.11 Except as permitted under clause 4.7 ("Permitted Junior Creditor Payments"), each Obligor agrees to notify the Trustee immediately if it receives a demand whether direct or indirect for payment of any of the Junior Debt.

Revocation of Approvals

15.12 Any approval given by the Trustee in connection with this deed immediately terminates if:

         (a) a Junior Creditor or an Obligor defaults under this deed; or

         (b) the Obligor is unable to pay its debts as they fall due; or

         (c) an Event occurs; or

         (d) the Trustee demands payment of the Senior Debt from an Obligor in accordance with the Senior Finance Documents.

Preservation of Senior Creditor's Rights

15.13 No obligation of a Junior Creditor arising under this deed is released or abrogated, prejudiced or affected by any act matter or thing that a Senior Creditor may do or omit to do which but for this provision would or might release, abrogate, prejudice or affect the obligations of the Junior Creditor including, without limitation:

(a) the granting of time, credit or any indulgence or concession to an Obligor or any Surety by the Trustee or a Senior Creditor or by any compounding or compromise, release, abandonment, waiver, variation, relinquishment, renewal or transfer of any securities, documents of title, assets or any rights of a Senior Creditor against an Obligor or any Surety of any other person or by neglect or omission to enforce any such rights;

(b) the liquidation, receivership, official management or administration of an Obligor, any Junior Creditor or any Surety which is an entity or the bankruptcy or death of any Surety who is a natural person, or any Junior Creditor or an Obligor or any Surety entering into any compromise or assignment of property or scheme of arrangement or composition of debts or scheme of reconstruction;

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(c)      any person giving a guarantee or other Security Interest in respect of all or any of the Senior Debt;

(d) failure by an Obligor or any Surety or any other person to provide any Security Interest which ought to be provided or to have been provided under any agreement in respect of all or any part of the Senior Debt;

(e) any alteration, addition or variation to any agreement in respect of all or any part of the Senior Debt;

(f) any Security Interest held or taken at any time by a Senior Creditor for all or any part of the Senior Debt being void, defective or informal;

(g) an Obligor or any Surety being discharged from its obligation to pay all or any of the Senior Debt otherwise than by payment or satisfaction of those moneys to a Senior Creditor; or

(h) a Junior Creditor being discharged from its obligations to a Senior Creditor under this deed.

15.14 If a Senior Creditor holds any other Security Interest for or right in respect of all or any of the Senior Debt, then:

(a) the Senior Creditor need not resort to that other Security Interest or right before enforcing its rights under this deed; and

(b) the liability of each Junior Creditor under this deed is not affected by reason that the other Security Interest or right is or may be wholly or partly void or unenforceable.

15.15 This deed does not prejudicially affect and is not prejudicially affected by any Security Interest or guarantee held by a Senior Creditor either at the date of this deed or at any subsequent time.

15.16 Nothing contained in this deed merges, discharges, extinguishes, postpones, lessens or prejudices any Security Interest now held or which may subsequently be held or taken by a Senior Creditor for payment of any of the Senior Debt. Nor does this deed or any Security
         Interest:

(a)      affect:

(i) any right or remedy which the Senior Creditor now has or subsequently may have or be entitled to by law, equity or statute against any other person as surety or on any bill of exchange, promissory note, letter of credit or other negotiable instrument; or

        (ii) security to the Senior Creditor for all or part of the Senior Debt; or

(b) operate as a payment of the Senior Debt until the same has been actually paid in cash.

                                 Nothing in any Security Interest and no other right or remedy which a Senior Creditor has or subsequently may have apart from this deed discharges, extinguishes, postpones, lessens or otherwise prejudices this deed. A Senior Creditor is not under any obligation to resort to any Security Interest in priority to this deed.
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15.17    The subordination under this deed is a continuing subordination and remains in full force until payment in full of the Senior Debt.

Power of Attorney

15.18 Each Junior Creditor irrevocably appoints the Trustee and each Authorised Officer of the Trustee severally as its attorney.

15.19    Each attorney may:

(a) in the name of the Junior Creditor or the attorney do anything which the Junior Creditor may lawfully do to exercise a right of proof of the Junior Creditor following an Event occurring (including, without limitation, executing drawdown notices, repayment notices or any notice in relation to amounts payable under Intercompany Loan Agreements, executing deeds and instituting, conducting and defending legal proceedings and receiving any dividend arising out of that right); and

(b) delegate its powers (including, without limitation, this power of delegation) to any person for any period and may revoke a delegation; and

(c) exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers.

15.20 The Junior Creditor agrees to ratify anything done by an attorney or its delegate in accordance with clause 4.19 ("Power of Attorney").

15.21 The Junior Creditor may not exercise the right of proof referred to in clause 4.19 independently of the attorney.

Corporations Act 2001 (C'th)

15.22 This clause 4 ("Subordination") is intended to operate as a "debt subordination" (as defined in section 563C(2) of the Corporations Act 2001 (C'th)) by each Junior Creditor.

Obligors

15.23 Each Obligor acknowledges and agrees that any amendment or variation to any Senior Finance Document does not affect, prejudice or relieve any of the Obligors of their respective obligations under the Intercompany Loan Agreements.

TXU
15.24 The parties acknowledge that the only obligations incurred by TXU in entering into this deed are as a Junior Creditor and that if the TXU Subordinated Loan is fully repaid as permitted by this deed, then upon request in writing from TXU, attaching a certificate from the Partnership that all moneys owing under the TXU Subordinated Loan have been fully repaid, the Trustee (without requiring instructions from the Senior Creditors) shall release TXU as a party to this deed.

Notice to Junior Creditors

15.25 Each Obligor undertakes to notify the relevant Junior Creditors as soon as it becomes aware of:

        (a) any Senior Debt being due and payable but unpaid; or

        (b) the occurrence of any Event of Default or Potential Event of
            Default.
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16       Representations and warranties

Representations and warranties

16.1 Each Obligor represents and warrants (except in relation to matters disclosed to the Trustee by the Obligor and accepted by the Trustee in writing) that:

         (a) (incorporation and existence) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

         (b)       (power) it has power (including, without limitation,
                    power under the Partnership Deed, in the case of the Partnership) to enter into the Transaction Documents to which it is a party and observe its obligations under them; and

         (c) (authorisations) it has in full force and effect the Authorisations necessary for it to enter into the Transaction Documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

         (d) (validity of obligations) its obligations under the Transaction Documents to which it is a party are valid and binding and are enforceable against it in accordance with their terms except to the extent limited by equitable principles and laws affecting creditors' rights generally; and

         (e) (no contravention or exceeding power) the Transaction Documents to which it is a party and the transactions under them which involve it do not:

                    (i)   contravene its constituent documents (if any); or

                    (ii) contravene any law or obligation by which it is bound or to which any of its assets are subject which has or is likely to have a Material Adverse Effect; or

                    (iii) cause a limitation on its powers or the powers of its directors to be exceeded; and

         (f)        (consolidated accounts):

                    (i) the audited consolidated Financial Statements for the Partnership and its Subsidiaries for the year ended 31 December 2002 given to the Trustee are a true and fair statement of the financial position of the Partnership and its Subsidiaries as at the date to which they are prepared and disclose or reflect all actual and contingent liabilities as at that date; and

                   (ii) thereafter, the most recent audited consolidated Financial Statements for the Group last given to the Trustee are a true and fair statement of the financial position of the Group as at the date they are prepared and disclose or reflect all of the actual and contingent liabilities of the Group as at that date;

         (g) (no material change) there has been no change in the financial position of the Group) since the date to which the consolidated Financial Statements last given to the Trustee under (f)(i) or (f)(ii) were prepared which is likely to have a Material Adverse Effect; and

         (h) (Event of Default) no Event of Default which has not been waived or (to the best of its knowledge, information and belief having made due enquiry) Potential Event of Default, (except if notice of that Potential Event of Default has been given to the Trustee) continues unremedied; and
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         (i)               (default under law - Material Adverse Effect) it is
                           not in default under any Transaction Document to which it is a party or in breach of a law or obligation affecting it or its assets in a way which has or is likely to have a Material Adverse Effect; and

         (j) (litigation) there is no proceeding or any pending or (to the best of its knowledge, information and belief having made due enquiry) threatened proceeding affecting it or any of its assets before a court, Governmental Agency, commission or arbitrator which could reasonably be expected to result in a Material Adverse Effect; and

         (k) (not a trustee) it does not enter into any Transaction Document as trustee; and

         (l) (ownership of property) it is the beneficial owner of and has good title to all property held by it or on its behalf and all undertakings carried on by it free from Security Interests other than Permitted Security Interests; and

         (m) (benefit) it benefits by entering into the Transaction Documents to which it is a party; and

         (n) (solvency) no Insolvency Event has occurred and is continuing in respect of it; and

         (o) (Chapter 2E) it has not contravened and will not contravene sections 208 or section 209 of the Corporations Act 2001 (C'th) by it entering into any Transaction Document or participating in any transaction in connection with a Transaction Document; and

         (p) (no immunity) it has no immunity from the jurisdiction of a court or from legal process; and

         (q) (information) to the best of its knowledge and belief, having made due enquiry, all historical information provided to each Senior Creditor or a Related Entity of any of them by or on behalf of an Obligor in connection with the Transaction Documents is true and accurate in all material respects as at the date when such information was provided and, to the best of its knowledge, there are no material facts or circumstances which have not been disclosed to each Senior Creditor and which, if disclosed, might reasonably be expected to significantly adversely affect the decision of a person considering whether to provide financial accommodation to an Obligor and all forecasts and projections have been made in good faith; and

         (r)               (shareholdings):

                           (i) TXU is the ultimate holding company of the Borrower; and

                           (ii) the TXUA Parent directly or indirectly owns or controls all of the issued shares in the Borrower and each Obligor; and

                           (iii) the TXUA Parent or the Borrower directly or
                                 indirectly owns and controls all of the issued shares in each other Obligor (other than TXUA Parent); and

         (s) (control) TXU ultimately controls the composition of the board of directors of each Obligor and no person other than TXU and the board of directors of the relevant Obligor has management and operational control of an Obligor; and

         (t) (Subsidiaries) all Restricted Subsidiaries of the TXUA Parent are Obligors; and
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         (u)               (ranking) its obligations under the Senior Finance
                           Documents to which it is a party rank in all respects:

                           (i) at least equally with all its other unsecured and unsubordinated indebtedness (actual or contingent and whether present or future), except liabilities mandatorily preferred by law; and

                           (ii) in terms of repayment or payment in winding up,
                                in priority to all Subordinated Indebtedness and other Junior Debt; and

          (v) (taxation) to the best of its knowledge, information and belief having made due enquiry, it has complied with all material taxation laws in all jurisdictions in which it is subject to Taxes, it has paid all material Taxes due and payable by it, other than Contested Taxes; and

          (w) (insurance) all insurances considered appropriate by each Obligor and the Trustee and which are available on reasonable and commercial terms to that Obligor's:

                           (i) business, assets and operations, including loss of revenue arising from loss or damage to its own assets or the assets of all suppliers or customers; and

                           (ii) public liability in regard to all operations in respect of general and products liability, including the failure of gas supply liability, bushfire liability; and

                           (iii) professional indemnity liability; and

                           (iv)  directors and officers liability,

                            have been effected and are in full force and effect, it has not made any material misstatement or misrepresentations or omitted to disclose any material facts to the insurers or their agents in relation thereto and it is not aware of any reason giving rise to any right or likelihood that any such policies may be terminated or that any insurers thereunder will refuse to pay any claim when made; and

          (x) (intellectual property) it owns, or has the right and licence to use, all trade secrets, confidential information, know-how, patents, trade marks, designs (whether registered or unregistered), copyright, and computer programs necessary for the conduct of the Core Business; and

          (y) (Environmental Laws) the occupation, use and development of each of its Properties complies with all Environmental Laws and all Authorisations required under any Environmental Law relating to those Properties are in full force and effect other than non-compliances which are neither likely to have a Material Adverse Effect nor likely to create any potential liability for the Senior Creditors; and

          (z) (Authorisations) all material Authorisations required for the Core Business:

                            (i)  have been validly issued and obtained; and

                            (ii) are in full force and effect; and

          (aa)              (no default) no circumstance has arisen or is
                            likely to arise which, in all the circumstances,
                            is likely to result in the revocation, cancellation, recision, termination or suspension of any material Authorisation required for the Core
                            Business which if revoked, cancelled, rescinded, terminated or suspended would be likely to have a Material Adverse Effect; and
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        (bb)                (only conducts the Core Business) it does not carry
                            on any business activities other than activities in connection with the Core Business; and

        (cc) (partnership) for so long as the Partnership is an Obligor, the Partnership is a limited partnership established pursuant to the Partnership Deed and within the meaning of and validly constituted and existing and registered under Part 3 of the Partnership Act 1958 of Victoria.

Continuation of representations and warranties

16.2 The representations and warranties in clause 5.1 ("Representations and warranties") are taken also to be made on the date of each Drawdown Notice and on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(h) ("General undertakings - compliance certificate") of this deed by reference to the then current circumstances. Each Obligor agrees to notify the Trustee of anything that happens that would mean it could not truthfully repeat all its representations and warranties in clause 5 ("Representations and warranties") on the date of each Drawdown Notice, on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(h) ("General undertakings - compliance certificate") of this deed by reference to the then current circumstances. A notification under this clause does not limit the Trustee's rights under clause 7 ("Events of Default").

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17       Undertakings

General undertakings

17.1     Each Obligor undertakes to:

         (a) (accounting records) keep proper accounting records and ensure that each of its Subsidiaries does the same; and

         (b) (information) give the Trustee any document or other information that the Trustee reasonably requests from time to time; and

         (c) (copies) give the Trustee sufficient copies of any communication or document it is required to give the Trustee so as to enable the Trustee to give one copy to each Senior Creditor; and

         (d) (status certificates) on reasonable request from the Trustee if the Trustee considers in good faith that an Event of Default or Potential Event of Default may have occurred, give the Trustee a certificate signed by two of its directors which states whether an Event of Default or Potential Event of Default continues unremedied; and

        (e)               (maintain Authorisations) obtain and renew on time
                           and comply with the terms of, each Authorisation necessary for it to enter into the Transaction Documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

        (f) (annual consolidated accounts) give the audited consolidated Financial Statements of the Group for each Financial Year to the Trustee as soon as practicable and in any event by no later than 120 days after the end of that Financial Year (other than in relation to the annual consolidated Financial Statements referred to in clause 5.1(f)(i) which are in relation to the Partnership and its Subsidiaries); and

        (g) (half yearly consolidated accounts) give the unaudited consolidated Financial Statements of the Group for the first half of each Financial Year to the Trustee as soon as practicable and in any event by no later than 90 days after the end of that half year; and
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                           (i)   (special purpose - audited financial
                                  statements) give to the Trustee an audited set of special purpose financial statements for each of the TXUA Parent's Unrestricted
                                  Subsidiaries for each Financial Year at
                                  the same time as the provision of the audited consolidated Financial Statements of the Group
                                  (under clause 6.1(f)), provided that where there is a grouping of Unrestricted
                                  Subsidiaries carrying on the same Project
                                  Activity, then such financial statements shall be provided on a consolidated basis for that group of Unrestricted Subsidiaries;

                           (ii) (special purpose - unaudited financial statements) give to the Trustee an unaudited set of special purpose financial statements of the TXUA Parent's Unrestricted Subsidiaries for the first half of each Financial Year at the same time as the provision of the unaudited half year consolidated Financial Statements of the Group (under clause 6.1(g)), provided that where there is a grouping of Unrestricted Subsidiaries carrying on the same Project Activity, then such financial statements shall be provided on a consolidated basis for that group of Unrestricted Subsidiaries;

                          (iii) (Restricted Subsidiaries and Non-Recourse Debt) in the event that any of the Restricted Subsidiaries incurs any Non-Recourse Debt, then also give to the Trustee:

                                        (A)   an audited set of special purpose
                                              financial statements for each
                                              Project Activity of the TXUA
                                              Parent and its Restricted
                                              Subsidiaries for each Financial
                                              Year, at the same time as the
                                              provision of the audited
                                              consolidated Financial Statements
                                              of the Group for the same
                                              period (under clause 6.1(f)),
                                              provided that where there is a
                                              grouping of Restricted
                                              Subsidiaries carrying on the same
                                              Project Activity, then
                                              such financial statements shall be
                                              provided on a consolidated basis
                                              for that group of Restricted
                                              Subsidiaries; and

                                        (B)   an unaudited set of special
                                              purpose financial statements for
                                              each Project Activity of the TXUA
                                              Parent and its Restricted
                                              Subsidiaries for the first half of
                                              each Financial Year at the same
                                              time as the provision of the
                                              unaudited consolidated Financial
                                              Statements of the Group for the
                                              same period (under clause 6.1(g)),
                                              provided that where there is a
                                              grouping of Restricted
                                              Subsidiaries carrying on the same
                                              Project Activity, then such
                                              financial statements shall be
                                              provided on a consolidated basis
                                              for that group of Restricted
                                              Subsidiaries; and

(h) (compliance certificate) give to the Trustee at the same time as it is required to give the Trustee the audited consolidated Financial Statements of the Group for each Financial Year and the unaudited consolidated Financial Statements of the Group for the first half of each Financial Year, a certificate which must:
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                  (i)      be signed by an Authorised Officer of the Borrower;
                           and

                  (ii) set out in reasonable detail the computations and financial and other information necessary to establish compliance by the Borrower with the financial undertakings in clause 6.7 ("Financial Undertakings"); and

                  (iii) state whether any Event of Default or (to the best of its knowledge, information and belief having made due enquiry) Potential Event of Default has occurred and is subsisting; and

                  (iv) in the case of the certificate delivered in connection with the Financial Statements of the Group for the end of a Financial Year, be confirmed in writing by its auditors as being correct so far as it relates to compliance by the Borrower with the financial undertakings in clause 6.7 ("Financial Undertakings"); and

                  (v) state that the Partnership, the Borrower and TXU Electricity are in compliance with their obligations under clause 6.2 ("Hedge Undertakings"); and

                  (vi) state who are the Restricted Subsidiaries and Unrestricted Subsidiaries and in the case of the Unrestricted Subsidiaries state when they were designated as Unrestricted Subsidiaries; and

          (i)    (Financial Statements) ensure that the Financial
                 Statements and other financial statements referred to above:

                 (i) are prepared in accordance with Australian Accounting Standards; and

                 (ii) at the time of delivery, give a true and fair view of the state of affairs of the Group as at the date on which, and for the period in respect of which, they are prepared or an explanation of any divergence between the Financial Statements as presented and such a true and fair view; and

          (j) (incorrect representation or warranty) immediately upon becoming aware notify the Trustee if any representation or warranty made by it or on its behalf in connection with a Senior Finance Document is found to be materially incorrect or misleading; and

          (k) (ensure no Event of Default) do everything within its powers necessary to ensure that no Event of Default occurs; and

          (l) (notify details of Event of Default or Potential Event of Default) if an Event of Default or Potential Event of Default occurs, upon becoming aware, notify the Trustee giving full details of the event and, if applicable, any step taken or proposed to remedy it; and

         (m) (litigation) promptly notify the Trustee in writing and in reasonable detail, and keep the Trustee informed, of any litigation or administrative or arbitration or other proceedings before or of any Governmental Agency, court, commission or arbitrator taking place, commenced, pending or, to the best of its knowledge, threatened against it or any of its assets which has or is likely to have a Material Adverse Effect; and

        (n) (constitution) promptly notify the Trustee of any proposal to materially change its constitution; and
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        (o)                (environmental matters) promptly notify the Trustee
                           of any breach or potential breach of any Environmental Law or other law or of any complaint or the issuing of any proceedings or notice or requirements against or upon it in respect of, or which is or is likely to result in, any potential environmental liability or contravention of any Environmental Law which has or would have a Material Adverse Effect; and

        (p) (regulatory) provide notice to the Trustee as soon as it becomes aware of:

                           (i) any proposed or actual revocation, cancellation, rescission, termination or suspension of any material Authorisation required for the Core Business which has or is likely to have a Material Adverse Effect;

                          (ii)  any material breach of any material
                                Authorisation required for the Core Business to which it is a party which has or is likely to have a Material Adverse Effect; and

        (q) (Core Business) engage only in, and continue to engage only in, activities which relate to the Core Business; and

        (r) (Authorisation) comply with its obligations under all material Authorisations and take all necessary steps to remedy any breach of any material Authorisation or law where such breach has or is likely to have a Material Adverse Effect; and

        (s) (Infrastructure) protect, keep, maintain and preserve the Infrastructure in good working order and condition and renew or replace when worn out, obsolete or destroyed all present or future components of the Infrastructure which are necessary for the conduct of the Core Business; and

        (t) (good standing) maintain its good standing, ensure that it remains entitled to carry on business and own property in each jurisdiction in which such entitlement is necessary; and

        (u) (laws) comply at all times with the requirements of all applicable laws and the lawful orders or decrees of any Governmental Agency where failure to comply is likely to have a Material Adverse Effect; and

        (v) (Authorisations) promptly obtain, maintain and renew on time each material Authorisation required for the Core Business where failure to do so would or is likely to have a Material Adverse Effect; and

        (w) (Taxes) pay when due all Taxes payable by it, other than Contested Taxes; and

        (x) (business) ensure that the business of the Material Operating Subsidiaries is conducted in a proper and efficient manner in accordance with prudent business practices and in accordance with Good Operating Practice; and

        (y) (intellectual property) take all reasonable steps to maintain, preserve and protect all copyrights, patents, trade marks (whether registered or common law marks), trade names, trade secrets, confidential information, know-how and other intellectual property reasonably required for its business in accordance with normal prudent business practices; and

        (z)                (insurance)

                           (i) keep all of its property and assets insured to the extent it is insurable on reasonable and commercial terms with insurers and on terms approved by the Trustee (which approval may not be unreasonably withheld):

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                                       (A)     for its full insurable
                                               value on a replacement
                                               and reinstatement
                                               basis and revenue
                                               in respect of
                                               revenue less
                                               variable
                                               expenses; and

                                       (B)     such insurance to be
                                               against fire, explosion
                                               and other risks which
                                               a prudent owner of property
                                               of a similar type to
                                               that being insured would
                                               insure and any other risks
                                               reasonably specified by the
                                               Trustee with a policy sum
                                               insured of not less than
                                               the aggregate of the value
                                               of assets and insurable
                                               revenue; and

                  (ii) maintain insurance for general and products liability including failure to supply (but only for failure to supply which is attributable to the actions or omissions of an Obligor) and in a form usual to the risks insured by a prudent operator and in a manner reasonably specified by the Trustee for an indemnity limit of not less than A$500,000,000 for any one occurrence; and

                  (iii) maintain insurance for professional indemnity in the form usual to the risks insured by prudent operators and in a manner reasonably specified by the Trustee for an indemnity limit of not less than A$50,000,000; and

                  (iv) maintain insurance for directors and officers liability in the form usual to the risks insured by prudent operators in a manner reasonably specified by the Trustee for an indemnity limit of not less than A$100,000,000; and

                  (v) arrange all insurance policies in such a way to incorporate reasonable deductibles or self insurance retentions in a manner which a prudent person engaged in a similar business or undertaking to that of the Obligor would effect; and

                 (vi) maintain with insurers approved by the Trustee (which approval may not be unreasonably withheld), workers compensation, public liability and other insurances which a prudent person engaged in a similar business or undertaking to that of the Obligor would effect; and

                 (vii) if requested by the Trustee, provide the Trustee with copies of all insurance policies and certificates of insurance in connection with or comprising any of the properties or assets or liabilities of the Obligors; and

                  (viii) pay each insurance premium in a manner prescribed by the insurers to ensure the continuity of cover and, on request from the Trustee, produce receipts for the payment; and

                  (ix) not do or permit anything to be done or fail to do anything which prejudices any insurance; and

                  (x) immediately rectify anything which might prejudice any insurance and immediately reinstate the insurance if it lapses; and

                  (xi) not, without the consent of the Trustee or as otherwise permitted by the above provisions, materially restrict the coverage under, cancel or allow to lapse insurance in connection with any of its property, assets and liability; and

53
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                  (xii)  notify the Trustee immediately when an event occurs which gives rise or might give rise to a claim exceeding $5,000,000 under or which could materially prejudice a policy of insurance required by this clause or if any policy of insurance required by this clause is cancelled; and

        (aa) (group relations) in relation to any Indebtedness from one Obligor to another Obligor, not take any action or bring any proceedings in respect of any money owing or due for payment in relation thereto or any failure to comply with any obligations thereunder without the prior written consent of the Trustee; and

       (bb) (TXU8 Loan) ensure that at all times the Indebtedness owed by the TXU8 Borrowers to TXU8 under the TXU8 Loan Agreement (after deducting any Indebtedness owing by TXU8 to the TXU8 Borrowers ) exceeds the amount of the Consolidated Senior Debt less the Amount Owing to any Transactional Bank in respect of or in connection with any Transactional Banking Facility with a TXU8 Borrower; and

       (cc) (TXU8 borrowers) ensure that all Obligors (other than TXUA Parent, the Partnership, the Borrower and TXUA) are jointly and severally liable for the Indebtedness owing to TXU8 under the TXU8 Loan Agreement; and

       (dd) (Tax consolidation) ensure that, if a consolidated group is created in accordance with Part 3 - 90 of the Income Tax Assessment Act 1997 (Cth) which would comprise any Obligor, each company in the consolidated group enters into a tax sharing agreement that provides for a fair and reasonable allocation of the tax liabilities of the group.

Hedge Undertakings

17.2   The Partnership, Holdco and TXU Electricity each undertake:

       (a) (Perform Hedges): to perform and observe all of the obligations on their part contained in the Hedge Agreements to which they are a party and in accordance with the Hedging Policy;

       (b) (Mark to market): to adjust the Hedging Agreements they each have in place at any time, by closing out appropriate Hedge Agreements and putting new Hedge Agreements in place to ensure that, within the requirements of the Hedging Policy, each would not be required under United States or generally accepted Australian Accounting Standards, to mark to market the obligations under any one or more Hedge Agreements; and

       (c) (Maximum hedging): to not at any time enter into interest rate hedging arrangements to hedge in excess of 100% of the Group's Interest expense in respect of the Indebtedness of the Group.

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Accession of Hedge Counterparties

17.3 No financial institution providing hedging facilities which has not agreed to subject itself to the terms of this deed as a Hedge Counterparty will be entitled to share in any of the arrangements constituted by this deed in respect of the Hedge Liabilities.

Notification of Hedge Exposures

17.4 Each Hedge Counterparty must, on request by the Trustee following the occurrence of an Event of Default or Potential Event of Default, give written notice to the Trustee certifying its Hedge Exposure as at the date of the notice.

Restricted and Unrestricted Subsidiaries Undertakings

17.5     Each Obligor undertakes that:

         (a)

               (i) subject to clause 6.5(c), each Subsidiary of which 80% or more of the voting securities or other equity interests are owned by the TXUA Parent or the Borrower, or one or more of their Subsidiaries shall be deemed to be a Restricted Subsidiary; and

               (ii) subject to clause 6.5(e), each Subsidiary of the TXUA Parent or the Borrower which becomes a Material Operating Subsidiary after the Debt Refinance Date (unless prior to becoming a Material Operating Subsidiary, the Subsidiary is deemed or designated as an Unrestricted Subsidiary in accordance with this clause 6.5) shall be deemed a Restricted Subsidiary and a Required Restricted Subsidiary; and

         (b) any Subsidiary (including any newly created or acquired Subsidiary) that is designated in writing by the Borrower to the Trustee as being a Restricted
               Subsidiary at any time shall be a Restricted
               Subsidiary;

         (c) any Restricted Subsidiary (including any newly created or acquired Subsidiary) that is not a Required Restricted Subsidiary may be designated by the Borrower as an Unrestricted Subsidiary by delivery of written notice to the Trustee, provided that:

               (i) no such designation shall be effective if immediately after giving such notice an Event of Default would occur and be subsisting; and

               (ii) no Subsidiary shall have its designation changed from Restricted Subsidiary to Unrestricted Subsidiary more than twice; and

         (d) any Subsidiary that is not designated as, or deemed to be, a Restricted Subsidiary pursuant to this clause 6.5 shall be deemed to be an Unrestricted Subsidiary and shall be entitled to be released from this deed as an Obligor by the execution of a Deed of Release, substantially in the form of schedule 8 to this deed and delivery to the Trustee of two executed counterparts of the Deed of Release to the trustee for execution by the Trustee;

         (e)    as at the date of the Amending Deed:

                (i) TXU Pipelines Pty Ltd, TXU Pipelines Holdings Pty Ltd, TXU Sea Gas SPVI Pty Ltd and TXU Sea Gas SPV2 Pty Ltd will be deemed to be Unrestricted Subsidiaries;

                (ii) each other Subsidiary of the TXUA Parent or the Borrower is, as at the Debt Refinance Date, designated as a Restricted Subsidiary; and

55
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                (iii)
                                            (A)    each Subsidiary of the TXUA
                                                   Parent or the Borrower which
                                                   from time to time is a
                                                   Material Operating
                                                   Subsidiary (which, for the
                                                   avoidance of doubt includes
                                                   TXU Electricity, TXU Networks
                                                   (Gas), TXU (South Australia)
                                                   Pty Ltd, TXU Gas
                                                   Storage and TXU
                                                   Pty Ltd); and

                                            (B)    the TXU Australia Holdings
                                                   (Partnership) Limited
                                                   Partnership, the general
                                                   partner of which is TXU
                                                   Australia  Holdings (AGP)
                                                   Pty Ltd and the limited
                                                   partners of which are TXU
                                                   Australia (LP) No. 1 Limited
                                                   and  TXU Australia
                                                   (LP) No. 2
                                                   Limited,

                                     is and will at all times be deemed to be a Required Restricted Subsidiary;

(f) if the Borrower designates a Subsidiary to be a Restricted Subsidiary it will procure the Subsidiary to execute and deliver to the Trustee a New Obligor Accession Deed agreeing to be bound as an Obligor under this deed and to provide the Trustee with the documents, instruments and assurances referred to in clause 6.6(j)(iii).

Negative Undertakings

17.6     Each Obligor undertakes that  it will not:

         (a) (Encumbrances): create or allow to exist or subsist any Security Interest on the whole or any part of its present or future property, except for Permitted Security Interests; and

         (b) (debt restriction): without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors), incur any Indebtedness other than Permitted Indebtedness, Indebtedness incurred by the Borrower or Qualifying Subordinated Debt incurred by the TXUA Parent; and

        (c) (disposals of Assets): in any Financial Year, sell, transfer or otherwise dispose of any Asset (whether in a single transaction or in a series of transactions and whether voluntarily or involuntarily and including by disposal of an Asset which is subsequently leased-back):

                  (i) which is an interest in a Distribution Licence (except a sale, transfer or other disposal from an Obligor to another Obligor); or

                  (ii) all or a substantial part of the Total Network Assets which relate to electricity or all or a substantial part of the Total Network Assets which relate to gas; or

                  (iii)   any other Asset unless it is a Permitted Disposal,

                                          provided that the Senior Creditors
                                          shall reasonably consider (but without
                                          any obligation to approve) any sale
                                          and lease-back proposal if the Trustee
                                          has received:

(i)     a copy of the documents relevant to the transaction;

56
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(ii)    a satisfactory opinion from an Australian law firm or accounting firm as to the tax implications of the transaction;

(iii) in circumstances where the Trustee's legal counsel are of the view that there are Australian taxation issues and have recommended that a ruling be obtained from the Australian Taxation Office, a favourable ruling from the Australian Taxation Office; and

(iv) evidence that there will be no adverse impact on the cashflow of the Obligors or the rights of the Senior Creditors under the Transaction Documents; and

       (d) (securitisation): assign, sub-participate an interest in, otherwise dispose of, or create or allow to exist any Security Interest over, receivables arising from network charges, or any other receivables or other monetary assets except for a securitisation programme where:

                (i) the proceeds received or receivable by the Group are applied to permanently repay and reduce Senior Debt; and

               (ii) such securitisation programme constitutes a Permitted Disposal; and

       (e) (Environmental Law): by any act or omission or series of acts or omissions breach any Environmental Law if the breach has or is likely to have a Material
               Adverse Effect; and

      (f) (Speculative transactions): engage in or enter into any Derivative Transaction or any similar transaction, including in respect of energy trading, other than under Hedge Agreements, unless that transaction:

              (i) would be a transaction which would ordinarily be carried out by a prudent, responsible company carrying on a similar business; and

              (ii)   would be in accordance with Good Operating Practice;
                     and

      (g) (Authorisations): agree or consent to any variation in any material respect of a material Authorisation required for the Core Business where such variation has or is likely to have a Material Adverse Effect, without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors); and

     (h)     (Variation of Intercompany Loan Agreements and
             Partnership Deed): without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors) (such consent not to be unreasonably withheld):

             (i)     vary or allow to be varied; or

             (ii)    cancel, revoke, surrender or repudiate; or

             (iii) terminate, permit the termination of or do anything or refrain from doing anything which would entitle any other person to terminate (other than discharge by performance in accordance with its terms), unless it is replaced immediately in substantially the same terms, any Intercompany Loan Agreement or (for so long as the Partnership is a Guarantor), the Partnership Deed; and

     (i) (partnerships and joint ventures): enter into any partnerships or joint venture agreements or agreements of similar effect without the prior written consent of the Trustee unless entered into in the course of the Core Business; and

57
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     (j)      (Subsidiaries): create or acquire any Subsidiary (other than an Unrestricted Subsidiary) without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors) unless:

              (i) the Subsidiary executes and delivers a New Obligor Accession
                  Deed agreeing to be bound as an Obligor under this deed; and

             (ii) the Subsidiary executes and delivers a deed agreeing to be bound jointly and severally as a borrower under the TXU8 Loan Agreement; and

            (iii) the Trustee is provided with any other documents, instruments and assurances as the Trustee reasonably requires in order to ensure that the Subsidiary is bound as an Obligor under this deed and as a borrower under the TXU8 Loan Agreement and that their New Obligor Accession Deed is enforceable against that Subsidiary; and

            (iv) the Subsidiary carries on only activities in connection with the Core Business; and

     (k)   (loans): be the creditor in respect of any Indebtedness except for:

            (i) deposits made with a Financier in the ordinary course of business;

            (ii) Indebtedness extended to customers or contracting parties of the Core Business in respect of payment for goods or services or the satisfaction of contractual obligations owed to the Obligor on arm's-length terms in the ordinary course of business;

          (iii) loans or other distributions by the TXUA Parent to any of its shareholders;

          (iv)    Permitted Indebtedness; or

          (v)     as approved in writing by the Trustee; and

     (l) (arm's-length terms): enter into any transaction with any person otherwise than on arm's-length terms and for full market value; and

     (m) (Partnership): in the case of the General Partner and the Limited Partners (for so long as the Partnership is a Guarantor), resign from, terminate or dissolve the Partnership or attempt to do so without the prior written consent of the Trustee; and

     (n) (subordinated debt): incur any Subordinated Indebtedness other than:

           (i)    the TXU Subordinated Loan;

           (ii)   the Subordinated Convertible Loan;

           (iii) the Intercompany Loan Debt of TXU8 under the TXUA - TXU8 Loan Agreement; or

           (iv)   Qualifying Subordinated Debt; and

     (o) (leases): enter into or permit to subsist any lease or licence of any assets if the aggregate of all rent or licence fees payable in respect of all such leases and licences exceeds $20,000,000 in any Financial Year, provided that an Obligor may lease or license:

58
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           (i)    interests in real property but excluding any plant and
                  equipment whether or not it is affixed or attached to land and may constitute a fixture; or

           (ii)   motor vehicles; or

           (iii)  the Torrens Island Power Station and related assets; or

           (iv) any Generation Asset or other Infrastructure Asset and related assets provided that a substantial component of the rental, premium or other payments payable by an Obligor in relation to such lease or licence are payable upfront at the commencement of the lease or licence; and

     (p) (TXU8): in the case of TXU8, own any assets (other than assets relevant to its status as a body corporate and which have a nominal value) or conduct or carry on any business activities except:

           (i) its interest in the TXUA - TXU8 Loan Agreement and the TXU8 Loan Agreement; and

           (ii) Indebtedness as defined in paragraphs (a), (b) and (l) in the definition of Permitted Indebtedness; and

           (iii)  the shares held by it in TXU9; and

     (q) (TXUA): in the case of TXUA, own any assets (other than assets relevant to its status as a body corporate and which have a nominal value) or conduct or carry on any business activities except:

           (i)    its interest in the TXUA - TXU8 Loan Agreement and the Holdco
                  - TXUA Loan Agreement; and

           (ii) the shares held by it in TXU8, the TXU8 Borrowers and the Excluded Subsidiaries; and

           (iii) Indebtedness as defined in paragraphs (b), (c), (e) and (l) in the definition of Permitted Indebtedness; and

           (iv)   general administration and support services for the Group; and

     (r)   (Maintaining the Networks Business):

           (i) undertake any sale, transfer, or other disposal of any assets, or any purchase or other acquisition of any asset, the result of which would be that the value of the Total Network Assets as calculated using the most recent audited consolidated Financial Statements of the TXUA Parent and its Restricted Subsidiaries (or asset schedule provided with those statements) would be less than 55% of the value of Total Group Assets, as calculated using the most recent audited consolidated Financial Statements (or asset schedule provided with those statements); and

         (ii) in the event that any sale, transfer, or other disposal of any assets, or any purchase or other acquisition of any asset, may have the result specified in paragraph (r)(i) above, then the Obligors will, within 180 days following such event, either dispose of or acquire such other assets so as to effect compliance with the requirements of this clause (r); and

59
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(s)               (change of constitution): without the prior written consent of the Trustee, materially change its constitution, which change has or is likely to have a Material Adverse Effect.

 Financial Undertakings

17.7     The Borrower undertakes to ensure that:

         (a) (Gearing ratio): the percentage of Consolidated Senior Debt (but excluding the Hedge Exposures of the Hedge Counterparties and any other financial institution which is a party to a Hedge Agreement (applying the definition of Hedge Exposure as if that financial institution was a Hedge Counterparty) but including any capital accretions to or in relation to CPI swaps at the relevant time calculated on an accruals basis) to Total Capitalisation is not greater than 65% at all times.

         (b) (ICR): the Consolidated Interest Cover Ratio as at 30 June 2004 and each subsequent Calculation Date will be not less than 1.75.

         (c) (Net Worth): the Consolidated Net Worth will not be less than $1,300,000,000 at all times.

Changes in Australian Accounting Standards

17.8     Each Obligor undertakes to ensure that:

         (a) if Australian Accounting Standards change from time to time after the Debt Refinance Date so that the financial calculations required to be made under this deed with respect to the various undertakings contained in clause 6.7 ("Financial Undertakings") are materially affected to the Borrower's detriment, the Borrower then shall furnish the Trustee with a certificate of an Authorised Officer of the Borrower specifying the effective date of such change in Australian Accounting Standards and describing in reasonable detail how such change affects the financial calculations, which shall be confirmed in writing by the Group's auditors; and

        (b) thereafter, the Borrower shall agree in good faith with its auditors and the Trustee (acting on the instructions of the Majority of Senior Creditors) the mechanism to amend the relevant financial covenants levels in clause 6.7 ("Financial Undertakings") and where necessary any relevant definitions so that the amended financial covenants are in effect comparable to the financial covenant levels as at the date of the Amending Deed. Any such revised covenant levels shall be furnished by the Borrower to the Trustee in writing and shall take effect as at the date the Australian Accounting Standards so changed.

17.9     Each Obligor, the Trustee and the Senior Creditors hereby agree:

         (a) to execute any amendment, waiver or other document reasonably requested by the Borrower and the Trustee (acting upon the instructions of the Majority of Senior Creditors) evidencing the amended financial covenant levels described in clause 6.8(b);

         (b) that if a change in Australian Accounting Standards results in the Borrower breaching any of the financial covenants in clause 6.7 ("Financial Undertakings") which would otherwise cause a Potential Event of Default or Event of Default to occur, (at a time when no other Potential Event of Default or an Event of Default exists), then notwithstanding anything to the contrary in this deed, no Potential Event of Default or an Event of Default will be caused by such a change in Australian Accounting Standards for a period of 180 days following the change in Australian Accounting Standard which would have otherwise caused the occurrence of a Potential Event of Default or an Event of Default.

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18       Events of Default

Events of default

18.1 Each of the following is an Event of Default (whether or not it is within the Obligor's power to prevent it):

         (a) (payment): an Obligor does not pay, in the manner provided in a Senior Finance Document, any money payable (excluding Interest) when due or, in the case of Interest, any Interest due under a Senior Finance Document within two Business Days of notice of the non-payment being given by the Trustee to the Obligor (or, where non-payment on its due date has arisen solely by reason of a technical, computer or similar error outside the control of the Obligor, within two Business Days of notice of such non-payment being given by the Trustee to the Obligor); or

         (b) (breach of financial undertakings): the Borrower fails at any time to comply with the undertakings in clauses 6.7(a) ("Financial undertakings - Gearing ratio") or 6.7(c) ("Financial Undertakings - Net Worth") or, in respect of undertaking in clause 6.7(b) ("Financial undertakings - ICR"):

                  (i) the Borrower fails to deliver to the Trustee a certificate of compliance on the due date as required by clause 6.1(h)("General undertakings - compliance certificate"); or

                 (ii) it is apparent from a certificate of compliance or from the Financial Statements delivered to the Trustee in accordance with clause 6.1 ("General undertakings") that the Borrower is in breach of the undertaking in clause 6.7(b) ("Financial undertakings - ICR"); or

                 (iii) the Borrower gives notice to the Trustee of a breach of its undertaking in clause 6.7(b) ("Financial undertakings - ICR"); or

                 (iv) the Trustee gives notice in writing to the Borrower that it is in breach of the undertaking in clause 6.7(b) ("Financial undertakings - ICR") and the Borrower is in fact in breach of that undertaking; or

         (c) (other defaults): an Obligor commits any breach of, or defaults in the due performance or observance of, any of its obligations or undertakings under the Senior Finance Documents (other than a breach or default described in paragraph (a) or (b) above) and the breach or default, if capable of remedy, continues unremedied for 30 days after the Obligor receives a notice from the Trustee of the breach or default or, where a specific period of grace is allowed in the Senior Finance Documents for that breach or default, the breach or default remains unremedied at the end of that grace period; or

         (d) (cross default): any Indebtedness of an Obligor (other than any Qualifying Subordinated Debt or Non-Recourse Debt) exceeding in aggregate $20,000,000 (or its equivalent in another currency):

                 (i) is not satisfied on time or at the end of any applicable period of grace; or

                 (ii) becomes prematurely payable and is not discharged when due; or

                 (iii)  is not discharged at maturity or when duly called; or

         (e) (execution against property): execution of a court order or other legal right is levied and not stayed, withdrawn or satisfied within 30 days of being made or a judgment is enforced or an order or Security Interest (other than in respect of Limited Recourse Debt or Non-Recourse Debt) is enforced, or becomes enforceable, against any property of an Obligor for an amount exceeding $10,000,000; or
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         (f)      (misrepresentation): any representation, warranty or statement made or deemed to be made in a Senior Finance Document or otherwise made or deemed to be made by or on behalf of an Obligor in favour of a Senior Creditor, proves to have been or is found to have been untrue, incorrect or misleading in any material respect when made or deemed made; or

         (g) (Insolvency Event): an Insolvency Event occurs in respect of an Obligor except in the case of a members voluntary winding up or a voluntary deregistration or dissolution of an Obligor which owns no assets and is solvent; or

         (h) (cessation of business): an Obligor stops payment generally, ceases to carry on its business or a material part of it, or threatens to do either of those things, except as permitted by paragraph (i) ("reduction of capital") to effect a members voluntary winding up or to deregister, dissolve, reconstruct or amalgamate while solvent on terms approved by the Trustee; or

         (i) (reduction of capital): an Obligor takes action to reduce its capital or passes a resolution referred to in section 254N of the Corporations Act 2001 (C'th), in either case without the prior written consent of the Trustee provided that a reduction of capital in relation to shares held by:

                  (i)  the Borrower in TXUA; and

                  (ii) the Partnership in the Borrower,

                                     to facilitate the payment of any portion of the Amount Owing to a Senior Creditor shall be permitted; or

         (j) (share buy-back): an Obligor without the prior written consent of the Trustee:

                  (i) effects, or enters or attempts to enter into an agreement to effect, a buy-back of any of its shares other than an employee share scheme buy-back or an odd lot buy-back;

                 (ii) passes a resolution under section 257C or section 257D of the Corporations Act 2001 (C'th), other than a resolution pursuant to an employee share scheme buy-back, or convenes a meeting to consider such a resolution; or

                 (iii) applies to a court to convene any such meeting or to approve any such resolution or buy-back;

                  provided that a buy-back of any shares held by:

                 (iv)      the Borrower in TXUA; or

                 (v)       the Partnership in the Borrower,

                                    to facilitate the payment of any
                                    portion of the Amount Owing to a
                                    Senior Creditor shall be permitted
                                    and for the purposes of this
                                    paragraph words and expressions which
                                    are used in this paragraph and which
                                    are defined in the Corporations Act
                                    2001 (C'th) have the meanings given
                                    to them in the Corporations Act 2001
                                    (C'th); or
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         (k)     (invalidity):

                 (i) any party to a Finance Document (other than a Senior Creditor) or a person on that party's behalf claims that a Finance Document or a material clause in a Finance Document is wholly or partly void, voidable or unenforceable; or

                 (ii) a Finance Document or a material clause in a Finance Document is or becomes wholly or partly void, voidable or unenforceable, and, if that state of affairs is remediable, and the Obligor and each other party (other than the Trustee) to that Finance Document fails promptly to take all steps reasonably requested by the Trustee to remedy, in co-operation with the Trustee and the other Creditors, the relevant defect; or

         (l) (change in circumstances): a change occurs in a circumstance which is warranted under a Senior Finance Document to exist or in the business, assets or financial condition of an Obligor or any other event or series of events, whether related or not, occurs which has, or is likely to have, a Material Adverse Effect and, if capable of remedy, is not remedied within 30 days after the Obligor receives a notice of such event from the Trustee; or

         (m) (change of shareholding): if at any time the representation and warranty in clause 5.1(r) ("Representations and warranties
                  - shareholdings") is untrue, incorrect or misleading; or

         (n) (change of control): TXU ceases for any reason to ultimately control the composition of the board of directors and to have management and operational control of each Obligor; or

         (o) (investigation): a person is appointed under the Corporations Act 2001 (C'th) or other companies and securities legislation to investigate any part of the affairs of an Obligor which will, or is likely to, result in a Material Adverse Effect; or

         (p) (seizure): all or any material part of the assets of an Obligor are seized or otherwise appropriated by, or custody thereof is assumed by any Governmental Agency or an Obligor is otherwise prevented from exercising normal control over all or a material part of its assets or loses any of the rights or privileges necessary to maintain its existence or to carry on its business, unless the Obligor has demonstrated to the reasonable satisfaction of the Trustee within 30 days of such seizure, appropriation, assumption of custody or execution ("Exercise of Rights") that no Material Adverse Effect will, or is likely to, result from such Exercise of Rights or as a consequence thereof; or

          (q) (environmental event): any Governmental Agency takes any action, or there is any claim or requirement of substantial expenditure or alteration of activity, under any Environmental Law, or there is any breach or threatened breach of any Authorisation, which is likely to have a Material Adverse Effect or any circumstance arises which may give rise to such action, claim, requirement or breach and, if capable of remedy, the Obligors fail to take steps (to the satisfaction of the Trustee) to remedy the matter within 30 days of becoming aware of such Governmental Agency action, claim, breach or threatened breach; or

          (r)     (Authorisation):

                  (i)  a Licence is:
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                                  (A) revoked, cancelled, rescinded,
                                      suspended, terminated,
                                      allowed to lapse; or

                                  (B) transferred (except to another Obligor),

                                  and the revocation, cancellation, rescission, suspension, termination or lapsing is not reversed or itself revoked or a replacement is not issued or acquired within 45 days;

                  (ii) a material Authorisation required for the Core Business is revoked, cancelled, rescinded, suspended, terminated, allowed to lapse (and a replacement is not immediately issued) or transferred (except to another Obligor) which has or is likely to have a Material Adverse Effect;

                  (iii) an administrator is appointed to all or any part of the business of an Obligor under the Gas Industry Act 1994, or the Electricity Industry Act 1993 or any corresponding legislation in a jurisdiction other than Victoria; or

                  (iv) a material clause in a material Authorisation required for the Core Business is or becomes wholly or partly void, voidable or unenforceable, or is claimed to be so by an Obligor or by anyone on its behalf and, if capable of remedy, that state of affairs is not remedied within 30 days of the Obligor becoming aware of it and, in respect of a material Authorisation only, where such voidness or unenforceability has or is likely to have a Material Adverse Effect; or

          (s)     (other void contracts):

                  (i) for so long as the Partnership is a Guarantor, the Partnership Deed or any material provision of the Partnership Deed is terminated or is or becomes void voidable or unenforceable; or

                 (ii) an Intercompany Loan Agreement or any material provision of any of those documents is terminated or is or becomes void, voidable or unenforceable; or

          (t) (any other event): any other event which an Obligor and the Trustee may agree shall be an Event of Default for the purposes of this clause 7.1 ("Events of default") occurs; or

          (u) (Hedge Agreement): an event of default (other than in relation to the Hedge Counterparty) occurs under a Hedge Agreement which has not been remedied or waived and which results in an amount in excess of $20,000,000 (or its equivalent in another currency) becoming prematurely payable and which:

                  (i) is not satisfied on time or at the end of any applicable period of grace; or

                 (ii)  is not discharged when due; or

                 (iii) is not discharged at maturity or when duly called; or

          (v) (Security Interest): any Security Interest is created or allowed to exist or subsist on any shares held in the Borrower or an Obligor creates or allows to exist or subsist a Security Interest on the whole or any part of its present or future property except for a Permitted Security Interest and the Security Interest is not discharged and released within 30 days after the Borrower receives a notice of such event from the Trustee.
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Consequences of default

18.2     If an Event of Default occurs, then the Trustee may:

         (a) if instructed by the Majority of Senior Creditors, declare at any time by notice to the Borrower, the Partnership and TXU Electricity (or other relevant Obligors, in the case of a Transactional Banking Facility) that:

                  (i) an amount equal to the total Amount Owing to all Senior Creditors is either:

                                 (A) payable on demand; or

                                 (B) immediately due for payment; and/or

                  (ii) the Senior Creditors' obligations specified in the notice are terminated; or

         (b) if instructed by one or more Senior Creditors in accordance with clause 3.8 ("Matters requiring instructions from relevant Senior Creditors"), declare at any time by notice to the Borrower, the Partnership and TXU Electricity (or other relevant Obligors, in the case of a Transactional Banking Facility) that:

                  (i) an amount equal to the total Amount Owing to all of the Senior Creditors who are a party to or have the benefit of the Senior Finance Document in respect of which the default has occurred is either:

                                 (A) payable on demand; or

                                 (B) immediately due for payment; and/or

                  (ii) the relevant Senior Creditors' obligations specified in the notice are terminated.

18.3 The Trustee may make either or both of the declarations referred to in clause 7.2(a) and 7.2(b) ("Consequences of default"). The making of either of them gives immediate effect to its provisions. The Borrower, the Partnership, TXU Electricity or other relevant Obligors (in the case of a Transactional Banking Facility) must pay any amount demanded in accordance with a demand.

18.4

         (a) If the Trustee makes any declaration under clause 7.2 ("Consequences of default"):

                  (i) the declaration does not affect or diminish the duties and obligations of an Obligor under the Senior Finance Documents; and

                  (ii) each Obligor must continue to perform its obligations under the Senior Finance Documents as if the declaration had not been made, subject to any directions that may be given by the Trustee (acting upon the instructions of the Majority of Senior Creditors) from time to time in accordance with the Senior Finance Documents.

         (b) Clause 7.4(a) does not affect the obligations of the Borrower, the Partnership, TXU Electricity (or other relevant Obligors, in the case of a Transactional Banking Facility) under clause 7.3.
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18.5

         (a) After a declaration is made under clause 7.2 ("Consequences of default"), the relevant Senior Finance Documents may be enforced (but subject always to clause 7.2 ("Consequences of default")) without further notice to or consent by an Obligor or any other person even if a Senior Creditor accepts any part of the Amount Owing to it after an Event of Default or there has been any other Event of Default.

         (b) A Senior Creditor is not liable to any Obligor for any Loss or damage an Obligor may suffer, incur or be liable for arising out of or in connection with the Senior Creditor exercising any right under any Senior Finance Document except for any Loss or damage resulting from the fraud, wilful misconduct or gross negligence of the Senior Creditor.

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19       Distribution of Recovered Money

19.1 If at any time the Trustee receives money under a Senior Finance Document which is available for distribution (this includes money which is received by the Trustee before a notice is given under clause 7.2(a) ("Consequences of default") but which, for any reason whatsoever, has not been distributed by the time a notice is given under clause 7.2(a) ("Consequences of default")) on or after the Fixed Date whether or not it represents the proceeds of recovery action taken under any Senior Finance Document, then the money must be distributed by the Trustee in accordance with clause 8.4.

19.2 Unless the Majority of Senior Creditors decide otherwise, money referred to in clause 8.1 does not form part of the Recovered Money on a Recovered Money Distribution Date if in accordance with any Senior Finance Document the money has been placed to the credit of a suspense account in order to preserve rights to prove in the bankruptcy or liquidation of any person.

19.3 Any suspense account to which money is placed under clause 8.2 is to be an interest bearing account selected reasonably by the Trustee. Interest earned on the account is to be treated as Recovered Money.

19.4 Recovered Money is to be distributed by the Trustee as soon as practicable after the Trustee receives it as follows:

                         (a)    first, towards satisfaction of all
                                costs, charges and expenses properly
                                incurred by the Trustee in or
                                incidental to the exercise or
                                performance or attempted exercise or
                                performance of any of the rights,
                                powers or remedies conferred under
                                any Senior Finance Document;

                         (b)    secondly, towards satisfaction of
                                any other expenses or outgoings in
                                connection with any receivership
                                under or the enforcement of any
                                Senior Finance Document;

                         (c)    thirdly, towards payment to the
                                Trustee of any money due to it in
                                its capacity as Trustee under any
                                Senior Finance Document;
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                         (d)   fourthly, towards payment to each
                                Senior Creditor of an amount (not
                                exceeding the Amount Owing of that
                                Senior Creditor) equal to that
                                Senior Creditor's Share at that time
                                of the Recovered Money;

                         (e)    fifthly, to the extent that this
                                deed secures the payment of other
                                amounts, towards payment to the
                                persons entitled to those amounts
                                and, if more than one, in a
                                proportion for each person equal to
                                the proportion that the amount owed
                                to that person bears to the
                                aggregate amount owed to all those
                                persons; and

           (f) sixthly, the surplus (if any) shall be paid on demand, to the relevant Obligors, but will not carry interest.

19.5 If at any time the Trustee receives money under a Senior Finance Document after a notice is given under clause 7.2(b) ("Consequences of default") but before a notice is given under clause 7.2(a) ("Consequences of default") (whether or not it represents the proceeds of recovery action taken under any Senior Finance Document) then the money must be distributed by the Trustee in accordance with clause 8.4 except that the references in clause 8.4(e) to "Senior Creditor" shall be limited to the Senior Creditors who have instructed or were entitled to instruct the Trustee to take action under clause 7.2(b) ("Consequences of default") in accordance with clause 3.8 ("Matters requiring instructions from relevant Senior Creditors").

--------------------------------------------------------------------------------
20       Replacement of Trustee

Removal of Trustee
20.1

         (a)  The Trustee may be removed at any time:

              (i) by the Majority of Senior Creditors giving to the Trustee at least 30 days' notice to that effect;

              (ii) subject to clause 9.1(b), with the agreement of the Borrower, which agreement must not be unreasonably withheld or delayed; and

             (iii) by the Borrower, if the Majority of Senior Creditors and the Borrower agree that the Trustee has engaged in fraud, gross negligence or wilful misconduct.

         (b) The Borrower's agreement under clause 9.1(a) is not required if:

             (i)    an Event of Default has occurred and is subsisting;

             (ii) the removal of the Trustee is due to the Trustee's fraud, gross negligence or wilful misconduct; or

             (iii) an Insolvency Event occurs or arises in relation to the Trustee.

Resignation

20.2 Subject to clause 9.5 ("Appointment of successor Trustee"), the Trustee may resign as Trustee by giving to the Borrower and each other Senior Creditor not less than 30 days' notice (or such shorter period as the Borrower and the Majority of Senior Creditors may agree) of its intention to do so.

Effect of resignation or removal

20.3

         (a) Upon the resignation or removal of the Trustee pursuant to clauses 9.1 ("Removal of Trustee") or 9.2 ("Resignation") , the Trustee is released from any further obligations as Trustee under this deed, but such release does not prejudice any liability in respect of any default arising before the termination of appointment.
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         (b)      Subject to clause 9.3(c) , the Borrower must indemnify the
                  Trustee and each Senior Creditor for the costs of the resignation, removal or replacement of the Trustee under this clause 9 ("Replacement of Trustee").

         (c)      If the Trustee is removed or retires:

                 (i) due to the Trustee's fraud, gross negligence or wilful misconduct; or

                 (ii)  at its own election,

                                  the reasonable costs of the resignation or removal of the Trustee will be borne by the Trustee.

Assurances

20.4 Despite clauses 9.1 ("Removal of Trustee") or 9.2 ("Resignation"), no resignation or removal of the Trustee takes effect unless:

        (a) a successor Trustee has been appointed in accordance with clause 9.5 ("Appointment of successor Trustee");

        (b) the successor Trustee undertakes to act as Trustee and be bound in that capacity by the terms of this deed and each other Senior Finance Document to which the Trustee is a party (subject to any agreed amendment to those documents); and

        (c) the successor Trustee has obtained title to any guarantee, guarantee and indemnity or Security Interest held by the retiring Trustee.

Appointment of successor Trustee

20.5

        (a) If the Trustee resigns or is removed, the Majority of Senior Creditors may appoint a successor Trustee approved by the Borrower, which approval:

                  (i)   must not be unreasonably withheld or delayed;

                  (ii)  is not required if:

                                       (A) an Event of Default has
                                           occurred and subsisting; or

                                       (B)  the successor Trustee is to be a
                                            Related Entity of the retiring
                                            Trustee; and

                  (iii) is deemed to be given by the Borrower if the Borrower does not reply within 10 Business Days after the request for its approval is made.

         (b) If no successor Trustee is so appointed or accepts the appointment within 30 days after:

                  (i) notice of resignation or removal is given in accordance with clauses 9.1 ("Removal of Trustee") or 9.2 ("Resignation"); or

                  (ii)  the Trustee's appointment is otherwise terminated,
                        the Trustee may, on behalf of each Senior Creditor, appoint a successor Trustee of any type or nature and on such terms and conditions as to fees and other terms as the terminated Trustee thinks fit.
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         (c)      Each Senior Creditor and Obligor is bound by the terms and conditions of any appointment effected under clause 9.6(b).

         (d) Each Senior Creditor and each Obligor must do all things necessary, including executing any deeds of appointment or other documents, to ensure that the appointment of any successor Trustee is properly and promptly effected.

         (e) When a successor Trustee is appointed, the successor Trustee and each other party to the Senior Finance Documents has the same rights and obligations among themselves as they would have had if the successor Trustee had been an original party to the Senior Finance Documents to which the Trustee is a party (other than in relation to any accrued right against the terminated Trustee for default under the Senior Finance Documents) in place of the terminated Trustee.

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21       Limitation on Liability

21.1 The Trustee acknowledges that the liability of TXU Australia (LP) No. 1 Ltd and TXU Australia (LP) No. 2 Ltd to contribute to the debts or obligations of the Partnership is, subject to the Partnership Act 1958 of Victoria, limited to the amount shown in relation to it in the Register (as defined in the Partnership Act 1958 of Victoria) as to the extent to which it is liable to contribute. Nothing in this deed or the other Transaction Documents imposes any liability on TXU Australia (LP) No. 1 Ltd and TXU Australia (LP) No. 2 Ltd in excess of the limit referred to in this clause 10.1 provided that this limitation does not affect the amount of any Amount Owing, the Guaranteed Money or the liability of the Obligors (other than TXU Australia (LP) No. 1 Ltd and TXU Australia (LP) No. 2 Ltd) under the Senior Finance Documents.

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22       Costs, charges, expenses and indemnities

What the Borrower agrees to pay

22.1 The Borrower agrees to pay or reimburse the Trustee and each other Senior Creditor on demand for:

         (a) the reasonable Costs of the Trustee and each other Senior Creditor in connection with:

                  (i) the negotiation, preparation, execution and registration of and payment of Taxes on any Senior Finance Document; and

                  (ii) their being satisfied that conditions to drawing have been met; and

                  (iii) giving and considering consents, approvals, agreements, waivers, discharges and releases and any variation or amendment of, under, to or otherwise in connection with a Senior Finance Document; and

         (b) the Costs of the Trustee and each other Senior Creditor in connection with the enforcing of or preserving rights (or considering enforcing or preserving them) under any Senior Finance Document, or doing anything in connection with any enquiry by an authority involving the Obligor or any of its Related Entities; and
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         (c)      Taxes and fees (including registration fees) and fines and penalties in respect of fees paid, or that the Trustee reasonably believes are payable, in connection with any Senior Finance Document or a payment or receipt or any other transaction contemplated by any Senior Finance Document. However, the Borrower need not pay a fine or penalty in connection with Taxes or fees to the extent that it has placed the Trustee in sufficient cleared funds for the Trustee to be able to pay the Taxes or fees by the due date.

                                  The Trustee or Senior Creditor may debit any of these amounts to the Borrower's account after asking the Borrower to pay and the Borrower has failed to pay the amount requested.

Indemnity

22.2 The Borrower indemnifies the Trustee and each other Senior Creditor against any liability or Loss arising from, and any Costs incurred in connection with:

(a) financial accommodation requested under a Senior Finance Document not being provided in accordance with the request for any reason except default of the Trustee or the Senior Creditor; or

(b) financial accommodation under a Senior Finance Document being repaid, discharged or made payable other than at its maturity or on an Interest Payment Date relevant to that accommodation; or

(c) the Trustee or any other Senior Creditor acting in connection with a Senior Finance Document in good faith on fax, electronic mail or telephone instructions purporting to originate from the offices of an Obligor or to be given by an Authorised Officer of an Obligor and which it believes to be genuine and correct; or

(d) an Event of Default; or

(e) the Trustee or the Senior Creditor exercising or attempting to exercise a right or remedy in connection with a Senior Finance Document after an Event of Default and for so long as it subsists; or

(f) any indemnity the Trustee or any other Senior Creditor properly gives a Controller or an administrator of an Obligor or to the Trustee in respect of an indemnity properly given by the Trustee or the other Senior Creditor to such Controller or administrator.

                                  The Borrower agrees to pay amounts due under this indemnity to the Trustee on demand from the Trustee.

Items included in loss, liability and Costs

22.3     The Borrower agrees that:

         (a) the Costs referred to in clause 11.1 ("What the Borrower agrees to pay") and the liability, Loss or Costs referred to in clause 11.2 ("Indemnity") include in relation to clause 11.1(a), reasonable legal Costs and in relation to clause 11.1(b) and 11.2 ("Indemnity"), legal Costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

         (b) the Costs referred to in clause 11.1(a) and (b) ("What the Borrower agrees to pay") include those paid, or that the Trustee or relevant Senior Creditor reasonably believes are payable, to persons engaged by the Trustee or a Senior Creditor in connection with the Senior Finance Documents (such as consultants); and
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         (c)      Loss or liability and any Costs in any indemnity under the
                  Senior Finance Documents may include "break costs". These may be calculated by any method the Senior Creditor reasonably chooses including by reference to any Loss it incurs because the Senior Creditor terminates arrangements it has made with others to fund (or to maintain its funding of) financial accommodation under the Senior Finance Documents.

Payment of third party losses

22.4 The Borrower agrees to pay the Trustee or Senior Creditor an amount equal to any liability or Loss and any Costs of the kind referred to in clause 11.2 ("Indemnity") suffered or incurred by any attorney, employee, officer, agent or contractor of the Trustee or the Senior Creditor except to the extent caused by that person's gross negligence.

Currency conversion on judgment debt

22.5 If a judgment, order or proof of debt for an amount in connection with a Senior Finance Document is expressed in a currency other than that in which the amount is due under the Senior Finance Document, then the Borrower indemnifies the Trustee and each Senior Creditor against:

         (a) any difference arising from converting the other currency if the rate of exchange used by the Trustee or the Senior Creditor in accordance with the Senior Finance Documents for converting currency when it receives a payment in the other currency is less favourable to the Trustee or the Senior Creditor than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and

         (b)      the Costs of conversion.

                                  The Borrower agrees to pay amounts due under this indemnity to the Trustee on demand from the Trustee.

Trustee fees

22.6 The Borrower agrees to pay the Trustee a fee for acting as trustee under this deed, such fee to be of an amount and to be paid in a manner as separately agreed in writing between the Borrower and the Trustee.


GST

22.7

         (a) Despite any other provisions of the Senior Finance Documents, in the event that GST has application to any supply made by a Senior Creditor to the Obligors under or in connection with the Senior Finance Documents, the Senior Creditor may, in addition to any amount or consideration payable under the Senior Finance Documents, recover from the Borrower an additional amount on account of GST, such amount to be calculated by multiplying the relevant amount or consideration payable by the Borrower for the relevant supply by the prevailing GST rate. Any additional amount on account of GST recoverable from the Borrower pursuant to this clause shall be calculated without any deduction or set-off of any other amount and is payable by the Borrower upon demand by the Trustee whether such demand is by means of an invoice or otherwise.

          (b) In relation to any taxable supplies under or in connection with the Senior Finance Documents, the relevant Senior Creditor will provide the Borrower with valid tax invoices, as a precondition to recovery by it of the relevant additional amount on account of GST under clause 11.7(a) , in a form that will enable the Borrower to claim any refund or credit of GST permitted by the GST law.
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          (c)     If at any time an adjustment is made as between the Senior
                  Creditor and the relevant taxing authority of an amount paid on account of GST on any supply made by the Senior Creditor under the Senior Finance Documents, a corresponding adjustment must be made as between the Senior Creditor and the Borrower and any payments required to give effect to the adjustment must be made. If the Senior Creditor is entitled to an adjustment by way of refund, the Senior Creditor must apply for the refund if requested in writing to do so by the Borrower.

          (d) Nothing in this clause requires the Borrower to pay an amount on account of a fine, penalty, interest or other amount for which a Senior Creditor is liable, to the extent that the liability arises as a consequence of wilful misconduct or gross negligence by the Senior Creditor, its employees or agent.

-------------------------------------------------------------------------------
23       Notices

Form

23.1 Unless expressly stated otherwise in the Senior Finance Documents, all notices, certificates, consents, approvals, waivers and other communications in connection with a Senior Finance Document:

         (a) must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out in schedule 5 if the recipient has notified otherwise, then marked for attention in the way last notified; and

         (b)      must be:

                 (i)   left at the address set out in schedule 5; or

                 (ii) sent by prepaid post (airmail, if appropriate) to the address set out in schedule 5; or

                 (iii) sent by fax to the fax number set out in schedule 5,

                                     but if the intended recipient has
                                     notified a changed postal address or
                                     fax number, then the communication
                                     ("Communications") must be to that
                                     address or number; or

         (c) if sent by post, are taken to be received three Business Days after posting (or seven Business Days after posting if sent to or from a place outside Australia); and

         (d) if sent by fax, are taken to be received at the time shown in the transmission report as the time that the whole fax was sent; and

         (e) despite clauses 12.1(c) and 12.1(d), Communications take effect from the time they are received unless a later time is specified in them provided that if the receipt is on a day which is not a Business Day or is after 5.00pm (addressee's time) it is taken to be received at 9.00am on the following Business Day.

72
-------------------------------------------------------------------------------
Waiver of notice period

23.2 The Trustee may waive a period of notice required to be given by an Obligor under this deed.

-------------------------------------------------------------------------------
24       Change in Creditors

New Senior Creditor

24.1 A person may only become a Senior Creditor under this deed and a Senior Creditor under the Amending Deed and be entitled to receive the benefits of a Senior Creditor and be bound by the obligations of a Senior Creditor under this deed and Amending Deed if that person has:

         (a) executed two counterparts of a New Creditor Accession Deed in a form and executed in a manner approved by the Trustee (acting reasonably); and

         (b) delivered the two executed counterparts of the New Creditor Accession Deed to the Trustee for execution by the Trustee; and

         (c) delivered to the Trustee any other document reasonably requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that person,

                            and an Event of Default or Potential Event of Default will not occur as a result of that person becoming a Senior Creditor under this deed.

New Junior Creditor

24.2 Subject to clause 13.9 ("New Junior Creditor - condition precedent"), a person may only become a Junior Creditor under this deed if that person has:

         (a) agreed to accede to this deed and the Amending Deed and to receive the benefits of a Junior Creditor and be bound by the obligations of a Junior Creditor under this deed and the Amending Deed:

                 (i) executing two counterparts of a New Creditor Accession Deed in a form and executed in a manner approved by the Trustee (acting reasonably); and

                 (ii) delivering the two executed counterparts of the New Creditor Accession Deed to the Trustee for execution by the Trustee; and

                 (iii) delivering to the Trustee any other document reasonably requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that person; or

         (b) agreed to be bound by the obligations of a Junior Creditor as if it were a party to this deed and the Amending Deed as a Junior Creditor by:

                  (i) executing (and arranging for the execution by any relevant Obligor of) three counterparts of a Deed of Subordination in a form and executed in a manner approved by the Trustee (acting reasonably); and

                  (ii) delivering the three executed counterparts of the Deed of
                       Subordination to the Trustee for execution by the Trustee; and

                  (iii)delivering to the Trustee any other document reasonably requested by the Trustee to evidence that the Deed of Subordination is enforceable against that person; or

73
-------------------------------------------------------------------------------
          (c) demonstrated to the absolute satisfaction of the Trustee and in a manner approved by the Trustee that the Indebtedness owed to it by any Obligor is subordinated on substantially the same terms as Junior Debt is subordinated under this deed.

Change in Senior Creditors

24.3 If any Senior Creditor assigns any of its rights or transfers by novation any of its rights and obligations under any Finance Document (in accordance with the relevant provisions of the relevant Finance Document), it must cause the assignee or transferee to become a new Senior Creditor by:

         (a) executing three counterparts of a New Creditor Accession Deed in a form and executed in a manner approved by the Trustee (acting reasonably); and

         (b) delivering the three executed counterparts of the New Creditor Accession Deed to the Trustee for execution by the Trustee; and

         (c) delivering to the Trustee any other document reasonably requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that assignee or transferee.

Change in Junior Creditor

24.4 If any Junior Creditor (other than an Obligor) who is a party to this deed assigns any of its rights or transfers by novation any of its rights or obligations under any Junior Finance Document (in accordance with the relevant provisions of the relevant Junior Finance Document), then, subject to clause 13.9 ("New Junior Creditor - condition precedent"), it must cause the assignee or transferee to become a new Junior Creditor by:

         (a) executing three counterparts of a New Creditor Accession Deed which is then in a form and executed in a manner approved by the Trustee (acting reasonably);

         (b) delivering the three executed counterparts of the New Creditor Accession Deed to the Trustee for execution by the Trustee; and

         (c) delivering to the Trustee any other document reasonably requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that assignee or transferee.

Effect of Accession

24.5     On and from the Accession Date for a New Creditor:

         (a) the New Creditor becomes bound by this deed and the Amending Deed and receives the benefits under this deed as if it were a party to this deed and the Amending Deed;

         (b) in the case of assignment or transfer to the New Creditor, the assigning or transferring party continues to be bound by this deed and the Amending Deed unless the Relevant Senior Debt or Relevant Junior Debt (as the case may be) is reduced to zero, in which case it is released from any further obligations under this deed; and

(a) each other party continues to be bound by this deed and the Amending Deed on the basis that the New Creditor is a Creditor.

Authority

24.6 Each other party to this deed (other than any Creditor which is assigning any of its rights or transferring by novation any of its rights and obligations under any Finance Document to the New Creditor) irrevocably authorises the Trustee to execute any New Creditor Accession Deed signed by a New Creditor on its behalf.

74
-------------------------------------------------------------------------------
24.7 Each Senior Creditor irrevocably authorises the Trustee to execute any Deed of Subordination signed by a new Junior Creditor and an Obligor on its behalf.

75
-------------------------------------------------------------------------------
Restriction on Senior Creditors

24.8 Notwithstanding anything else in this deed, neither an Obligor nor any Related Entity of an Obligor can accede to this deed as a Senior Creditor.

New Junior Creditor - condition precedent

24.9 If it is proposed that a person become a Junior Creditor after the date of this deed, the Trustee may, as a condition precedent to that person becoming a Junior Creditor, acting reasonably request that it receive from lawyers reasonably approved by the Trustee a legal opinion in form and substance acceptable to the Trustee in connection with the enforceability of the subordination provisions of this deed against that person.

Notice of Change

24.10 The Trustee may treat each Creditor (or any assignee or substitute or New Creditor of which the Trustee has actual notice) as the holder of the benefit of that Creditor's interests and subject to the Creditor's obligations under the relevant Finance Documents for all purposes, unless and until it receives notice to the contrary.

24.11 A Creditor must promptly notify the Trustee of any assignment or novation of that Creditor's rights, benefits or obligations under any Finance Document.

-------------------------------------------------------------------------------
25       General

Set-off
25.1 At any time after an Event of Default and for so long as it subsists, the Trustee or a Senior Creditor may set off any amount due for payment by the Trustee or the Senior Creditor, respectively, to an Obligor against any amount due for payment by that Obligor to the Trustee or the Senior Creditor, respectively, under the Senior Finance Documents.

Certificates

25.2 The Trustee or a Senior Creditor may give an Obligor a certificate about an amount payable or other matter in connection with a Transaction Document. The certificate is sufficient evidence of the amount or other matter, unless it is proved to be incorrect.

Prompt performance

25.3 If this deed specifies when an Obligor agrees to perform an obligation, the Obligor agrees to perform it by the time specified. The Obligor agrees to perform all other obligations promptly.

Discretion in exercising rights

25.4 The Trustee or a Senior Creditor may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless a Transaction Document expressly states otherwise.

Consents

25.5 Each Obligor agrees to comply with all conditions in any consent the Trustee or a Senior Creditor gives in connection with a Transaction Document.

Partial exercising of rights

25.6 If the Trustee or a Senior Creditor does not exercise a right or remedy fully or at a given time, the Trustee or Senior
         Creditor can still exercise it later.

No liability for loss

76
-------------------------------------------------------------------------------
25.7 None of the Trustee or a Senior Creditor is liable for Loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.

Conflict of interest

25.8 The Trustee's or a Senior Creditor's rights and remedies under this deed may be exercised even if this involves a conflict of duty or the Trustee or the Senior Creditor r has a personal interest in their exercise.

Remedies cumulative

25.9 The rights and remedies of the Trustee or a Senior Creditor under this deed are in addition to other rights and remedies given by law independently of this deed.

Rights and obligations are unaffected

25.10 Rights given to the Trustee or a Senior Creditor under this deed and an Obligor's liabilities under it are not affected by any law that might otherwise affect them.

Indemnities

25.11 The indemnities in this deed are continuing obligations, independent of the Obligors' other obligations under this agreement and continue after this deed ends. It is not necessary for the Trustee, or a Senior Creditor to incur expense or make payment before enforcing a right of indemnity under this deed.

Variation and waiver

25.12 Unless this deed expressly states otherwise, a provision of this deed, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

Confidentiality

25.13 The Trustee and each Senior Creditor agree not to disclose information provided by the Obligors that is not publicly available except:

         (a) in connection with any person exercising rights or dealing with rights or obligations under a Transaction Document (including when consulting other Senior Creditors after a Potential Event of Default or an Event of Default or in connection with preparatory steps such as negotiating with any potential assignee or potential participant of the Creditor's rights or to any ratings agency for the purposes of securitisation or other person who is considering contracting with the Creditor in connection with a Transaction Document); or

         (b) to a person considering entering into (or who enters into) a credit swap with the Trustee or a Senior Creditor involving credit events relating to the Borrower or any of their Related Entities; or

        (c) to officers, employees, legal and other advisers and auditors of the Trustee or a Senior Creditor; or

        (d) to any party to this agreement or any Related Entity of the Trustee or a Senior Creditor, provided the recipient agrees to act consistently with this clause 14.13; or

        (e)       with the Obligors' consent (not to be unreasonably withheld);
                  or

        (f) as required to be in compliance with any Directive or stock exchange or regulatory authority.

                         The Obligors consent to disclosures made in accordance with this clause 14.13.

77
-------------------------------------------------------------------------------
Further steps

25.14 The Obligors agree to do anything the Trustee or a Senior Creditor asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the Obligors and any other person intended to be bound under the Senior Finance Documents.

Inconsistent law

25.15 To the extent permitted by law, this deed prevails to the extent it is inconsistent with any law.

Supervening legislation

25.16 Any present or future legislation which operates to vary the obligations of the Obligors in connection with a Finance Document with the result that the Trustee's or a Senior Creditor's , powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Time of the essence

25.17 Time is of the essence in any Senior Finance Document in respect of an obligation of an Obligor to pay money.

Counterparts

25.18 This deed may consist of a number of copies of this deed each signed by one or more parties to the deed. When taken together, the signed copies are treated as making up the one document.

Serving documents

25.19 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 13 (Notices).

                      (i)      TXU Australia (LP) No. 1 Ltd and TXU Australia
                               (LP) No. 2 Ltd irrevocably appoint TXU Australia Holdings (AGP) Pty Ltd to receive any document referred to in this clause 14.19. If, for any reason, TXU Australia Holdings (AGP) Pty Ltd ceases to be able to receive those documents, TXU Australia (LP) No. 1 Ltd and TXU Australia
                               (LP) No. 2 Ltd must immediately appoint another person within Victoria to receive any such document and notify the Trustee; and

                     (ii) TXU irrevocably appoints the Borrower to receive any document referred to in this clause 14.19. If, for any reason, the Borrower ceases to be able to receive those documents, TXU must immediately appoint another person within Victoria to receive any such document and notify the Trustee.

Consent by Obligors

25.20 Each Obligor unconditionally and irrevocably consents to any Subsidiary becoming an Obligor after the date of this deed by executing and delivering a New Obligor Accession Deed and agrees that any Subsidiary becoming an Obligor will not adversely affect or prejudice:

         (a) its obligations under any Finance Document; or

         (b) the rights of the Creditors under any of the Finance Documents.

78
-------------------------------------------------------------------------------
Statutory powers

25.21

(a) The powers of the Trustee under this deed and the Senior Finance Documents any are in addition to any powers the Trustee has under applicable law.

(b) To the extent not prohibited by law except as required by any Senior Finance Document, before enforcing this deed or exercising any right under the Senior Finance Documents, the Trustee is not required to give any notice or allow the expiration of any time to any person.

-------------------------------------------------------------------------------
26       Governing law, jurisdiction and service of process

26.1     This deed is governed by the law in force in Victoria.

26.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Victoria and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

26.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 12 ("Notices").

EXECUTED as a deed

79
-------------------------------------------------------------------------------

Schedule 1                 Restricted Subsidiaries
-------------------------------------------------------------------------------
    NAME OF OBLIGOR                                ABN (or ACN where indicated)
-------------------------------------------------------------------------------
    TXU Australia Holdings Pty Ltd                        97 086 006 859

    TXU Australia Pty Ltd                                 96 071 611 017

    TXU (No. 8) Pty Ltd                                   15 085 235 776

    TXU (No. 9) Pty Ltd                                   36 085 235 801

    TXU Networks (Gas) Pty Ltd                            43 086 015 036

    TXU Pty Ltd                                           99 086 014 968

    TXU Electricity Limited                               91 064 651 118

    TXU (No. 12) Pty Ltd                                  50 087 307 908

    TXU (No. 7) Pty Ltd                                   98 085 235 749

    TXU Gas Storage Pty Ltd                               71 079 089 311

    TXU Networks Pty Ltd                                  27 075 826 881

    TXU (No. 14) Pty Ltd                                  47 076 229 519

    TXU Customer Services Pty Ltd                         28 080 886 513

    TXU (Tallawarra)  Pty Ltd                             69 081 074 142

    TXU Australia Services Pty Ltd                        73 081 074 160

    TXU (No. 13)  Pty Ltd                                 38 075 826 925

    TXU (South Australia) Pty Ltd                         84 081 074 204

    TXU Torrens Island Pty Ltd                            67 081 074 197

    Joule Resources Pty Ltd                               65 081 074 188

    TXU Home Services Pty Ltd                             43 095 759 881

    Data and Measurement Solutions Pty Ltd                73 097 962 395

    TXU MEB Holdings Pty Ltd                              22 097 341 636

    TXU MEB Pty Ltd                                       90 097 241 917

    TXU VN Pty Ltd                                        83 097 241 891

    Victoria Networks Pty Ltd                             64 096 573 572

    TXU (No. 6) Pty Ltd                                   42 081 688 913

80
-------------------------------------------------------------------------------
    TXU Australia (Queensland) Pty Ltd                    49 081 754 538

    TXU Share Plans Pty Ltd                               21 098 955 616

    The Partnership, the general partner of               40 315 470 807
    which is TXU Australia Holdings (AGP) Pty Ltd and the limited partners of which are TXU Australia (LP) No. 1 Limited and
    TXU Australia (LP) No. 2 Limited.

    TXU (Tallawarra Pipelines) Pty Ltd                    19 107 137 735
-------------------------------------------------------------------------------


81
-------------------------------------------------------------------------------------------------------------------
Schedule 2                 Financiers
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NAME OF FINANCIER                     ACN/ARBN/ABN                NOTICE DETAILS
-------------------------------------------------------------------------------------------------------------------
Syndicated Facilities Financiers

-------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN 11 005 357 522          Level 17
Group Limited                                                     530 Collins Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (03) 9273 3591
                                                                  Attention:        Ms Lisa Rickards

-------------------------------------------------------------------------------------------------------------------
BNP PARIBAS                           ABN 23 000 000 117          60 Castlereagh Street
                                                                  Sydney  NSW  2000

                                                                  Fax:              (02) 9619 6107
                                                                  Attention:        Mr Mark Shenton and Mr David
                                                                                    Monda

-------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston            ABN 17 061 700 712          Level 27
                                                                  101 Collins Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (03) 9280 1844
                                                                  Attention:        Mr Paul Ronchi
                                                                                    Assistant Vice President
-------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                        ABN  34 072 814 058         Level 15
                                                                  120 Collins  Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (03) 8643 9513
                                                                  Attention:        Mr Peter Manis

-------------------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124          Level 14
                                                                  385 Bourke Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9675 7288
                                                                  Attention:        Mr Nick Sankey

-------------------------------------------------------------------------------------------------------------------
ING Bank N.V. (Sydney Branch)         ABN 32 080 178 196          Level 9
                                                                  7 Macquarie Place
                                                                  Sydney  NSW   2000

                                                                  Fax:              (61 2) 9036 8885
                                                                  Attention:        Mr Julian Beaumont
                                                                                    Legal & Compliance Manager
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                   ABN 43 074 112 011          Level 32
                                                                  Grosvenor Place
                                                                  225 George Street
                                                                  Sydney  NSW   2000
                                                                  Fax:              (61 2) 9247 7698
                                                                  Attention:        Mr Ivan Chan
                                                                                    Associate

82
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Mizuho Corporate Bank, Ltd            ABN 83 099 031 106          Level 33
                                                                  60 Margaret Street
                                                                  Sydney  NSW   2000

                                                                  Fax:              (61 2) 8273 3999
                                                                  Attention:        Ms Marisa Pruscino
                                                                                    Manager, Corporate Finance
-------------------------------------------------------------------------------------------------------------------
National Australia Bank Limited       ABN 12 004 044 937          Level 33
                                                                  500 Bourke Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 8641 2885
                                                                  Attention:        Mr Richard Coath
                                                                                    Director, Energy & Utilities

-------------------------------------------------------------------------------------------------------------------
The Bank of Tokyo - Mitsubishi,       ABN 75 103 418 882          Level 18
Ltd. Melbourne Branch                                             600 Bourke Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (61 3) 9600 0920
                                                                  Attention:        Mr Robert MacIsacc

-------------------------------------------------------------------------------------------------------------------
UBS AG, Australia Branch              ABN  47 088 129 613         Level 25
                                                                  Governor Phillip Tower
                                                                  1 Farrer Place
                                                                  Sydney   NSW   2000

                                                                  Fax:              (02) 9324 3170
                                                                  Attention:        Ms Celle Raguine
                                                                                    Associate Director

-------------------------------------------------------------------------------------------------------------------
United Overseas Bank Limited          ABN 56 060 785 284          Level 9
                                                                  32 Martin Place
                                                                  Sydney  NSW  2000

                                                                  Fax:              (02) 9221 9152
                                                                  Attention:        Mr Ronald F Griffin
                                                                                     Vice President and Head of
                                                                                    Project Finance and
                                                                                    Syndications

-------------------------------------------------------------------------------------------------------------------
Westpac Banking Corporation           ABN  33 007 457 141         Level 9
                                                                  360 Collins Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9608 3055
                                                                  Attention:        Mr Michael Thompson
-------------------------------------------------------------------------------------------------------------------

83
-------------------------------------------------------------------------------------------------------------------
Working Capital Facility Financiers
-------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN 11 005 357 522          Level 17
Group Limited                                                     530 Collins Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9273 3591
                                                                  Attention:        Lisa Rickards
-------------------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124          Level 14
                                                                  385 Bourke Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9675 7288
                                                                  Attention:        Nick Sankey
-------------------------------------------------------------------------------------------------------------------

84
-------------------------------------------------------------------------------------------------------------------
Schedule 3                 Hedge Counterparties
-------------------------------------------------------------------------------------------------------------------
NAME OF HEDGE COUNTERPARTY            ACN/ARBN/ABN                NOTICE DETAILS
-------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN  11 005 357 522         Level 12
Group Limited                                                     530 Collins Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (03) 9273 1983
                                                                  Attention:        Manager, Derivative
                                                                                    Operations

-----------------------------------------------------------------------------------------------------------

Citibank, N.A.                        ABN 34 072 814 058          Level 15
                                                                  120 Collins Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (03) 8643 9513
                                                                  Attention:        Peter Manis

------------------------------------- --------------------------- -----------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124          Level 1
                                                                  120 Pitt Street
                                                                  Sydney  NSW  2000

                                                                  Fax:              (02) 9312 0106
                                                                  Attention:        Executive Manager,
                                                                                    Global Markets

------------------------------------- --------------------------- -----------------------------------------
JPMorgan Chase Bank                   ABN  43 074 112 011         270 Park Avenue
                                                                  New York  NY  10017-2070

                                                                  Fax:              +1 (212) 270 7468
                                                                  Attention:        Legal Department
                                                                                    Capital Markets Group

                                                                  With a copy to:   Level 26, Grosvenor
                                                                                    Place
                                                                                    225 George Street
                                                                                    Sydney   NSW   2000

                                                                  Fax:              (02) 9220 3107
                                                                  Attention:        Legal Department,
                                                                                    Capital Markets Group

-----------------------------------------------------------------------------------------------------------
National Australia Bank Limited       ABN 12 004 044 937          Level 11
                                                                  120 Spencer Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (613) 8614 0073
                                                                  Attention:        Manager, Documentation

85
-------------------------------------------------------------------------------------------------------------------
NAME OF HEDGE COUNTERPARTY            ACN/ARBN/ABN                NOTICE DETAILS
-------------------------------------------------------------------------------------------------------------------
Societe Generale Australia Branch     ABN  71 092 516 286         Level 21
                                                                  400 George Street
                                                                  Sydney  NSW   2000

                                                                  Fax:               (61 3) 9233 1779
                                                                  Attention:        Legal Department

-----------------------------------------------------------------------------------------------------------
The Toronto-Dominion Bank             ABN 74 082 818 175          Level 24
                                                                  9 Castlereagh Street
                                                                  Sydney  NSW  2000

                                                                  Fax:              (61 2) 9619 8800
                                                                  Attention:        Managing Director,
                                                                                    Credit

-----------------------------------------------------------------------------------------------------------

UBS AG, Australia Branch              ABN 47 088 129 613          5 Temasek Boulevard
                                                                  18-00 Suntec Tower Five
                                                                  Singapore  038985

                                                                  Fax:              +65 6431 8606
                                                                  Attention:        Legal & Compliance
                                                                                    Department

-----------------------------------------------------------------------------------------------------------
Westpac Banking Corporation           ABN 33 007 457 141          Level 9
                                                                  360 Collins Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (03) 9608 3055
                                                                  Attention:        Mr Michael Thompson
-----------------------------------------------------------------------------------------------------------

86
-------------------------------------------------------------------------------

Schedule 4                 New Creditor Accession Deed
-------------------------------------------------------------------------------


DEED dated

BETWEEN:

[                 ] (the ("New Creditor"); and

[[* if assignment or novation][                                    ]
(the ("Retiring Creditor"); and]

[          ] (the ("Trustee") for itself and on behalf of the other parties to the Deed of Common Terms.

DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this deed:

         (a) " Deed of Common Terms" means the deed of common terms dated 24 February 1999 between the Trustee and others, as amended; and

         (b) the "Amending Deed" means the Amendment and Restatement Deed dated on or about [ ] February 2004 between the Trustee and others. Terms defined in the Deed of Common Terms have the same meaning in this deed.

1.2      Interpretation

         Clause 1.2 of the Deed of Common Terms applies to this deed.

2.       ACCESSION AND RELEASE

2.1 [[* if New Creditor by assignment or novation] With effect from and including [the date of this deed/other date as appropriate]:

         (a) the New Creditor assumes the obligations and acquires the rights of the Retiring Creditor [or specify portion of rights acquired] under the Deed of Common Terms, the Amending Deed and each [Senior/Junior] Finance Document, as a [Senior/Junior] Creditor;

         (b) each other party to the Deed of Common Terms, the Amending Deed and each [Senior/Junior] Finance Document acquires corresponding rights against and assumes corresponding obligations towards the New Creditor; and

         (c) the Retiring Creditor is released from its obligations [or specify portion of obligations] under the Deed of Common Terms and the Amending Deed but without prejudice to any existing liability).]

2.2 [[* If New Creditor not by assignment or novation] With effect from and including [the date of this deed/other date as appropriate]:

         (a) the New Creditor assumes the obligations and acquires the rights of a [Senior/Junior] Creditor under the Deed of Common Terms and the Amending Deed; and

87
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         (b)      each other party to the Deed of Common Terms and the Amending
                  Deed and each [Senior/Junior] Finance Document acquires corresponding rights against and assumes corresponding obligations towards the New Creditor.]

2.3 This deed and [nominate any other document] is a [Senior/Junior] Finance Document and the New Creditor is a [Senior Creditor/Junior Creditor] for the purposes of the Deed of Common Terms.

2.4 The New Creditor consents to the amendments contemplated by the Amending Deed and agrees to be bound by the Amending Deed.

3.       NOTICES

         For the purpose of the [Senior/Junior] Finance Documents, the address for correspondence of the New Creditor is the address set out below: [ ]

4.       LAW
         This deed is governed by the laws of the Victoria.

5.       ATTORNEYS
         Each attorney executing this certificate states that he or she has no notice of revocation or suspension of his or her power of attorney.

EXECUTED as a deed.

[Execution provisions]

88
----------------------------------------------------------------------------------------------------------------------------------

Schedule 5                 Notices
-----------------------------------------------------------------------------------------------------------------------------------
Borrower and Obligors                                          TXU

Address:          Level 33                                     Address:          Energy Plaza
                  385 Bourke Street                                              1601 Bryan Street
                  Melbourne  Vic  3000                                           Dallas, Texas 75201
                                                                                 United States of America
Fax:              (61 3) 8628 0925
                                                               Fax:              (214) 812 2488
Attention:        Assistant Treasurer                          Attention:        Treasurer

Trustee                                                        Financiers

Address:          Level 12                                     As set out in schedule 2
                  530 Collins Street
                  Melbourne  Vic   3000
                                                               Hedge Counterparties
Fax:              9273 3539
Tel:              9273 1758                                    As set out in schedule 3

Attention:        Transaction Management
                  & Execution, Credit
                  Origination and Sales


89
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Schedule 6        - Deed of Subordination
--------------------------------------------------------------------------------
Dated:

Parties:             [          ] ("Subordinated Creditor")

                     [          ] ("Obligor")

                     [          ] ("Trustee") for itself and on
                                  behalf of the Senior Creditors under the Deed of Common Terms


-------------------------------------------------------------------------------
17       Definitions and Interpretation

Definitions

17.1 In this deed, the following words have these meanings unless the contrary intention appears:

                        Deed of Common Terms means the deed of common terms dated 24 February 1999 between the Trustee and others as amended.

                        Final Redemption Date has the meaning given to it in the Loan Note Subscription Agreement.

                        Subordinated Debt means any amount actually or contingently owing by the Obligor to the Subordinated Creditor [under or in connection with the Subordinated Debt Documents].

                        Subordinated Debt Documents means [specify details of subordinated debt documents].

17.2 Terms defined in the Deed of Common Terms have the same meaning in this deed.

Interpretation

17.3     Clause 1.2 of the Deed of Common Terms applies to this deed.

-------------------------------------------------------------------------------
18       Subordination

18.1     With effect from and including the [date of this deed]:

         (a) the Subordinated Creditor and Obligor agree with the Trustee that the Subordinated Debt is subordinated to the Senior Debt in the same manner as Junior Debt is subordinated to the Senior Debt in accordance with the Deed of Common Terms and as if references in the Deed of Common Terms to:

                  (i) Junior Creditor included a reference to the Subordinated Creditor;

                  (ii) Junior Debt included a reference to the Subordinated Debt; and

                  (iii) Junior Finance Documents included a reference to the
                        Subordinated Debt Documents; and

90
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         (b)      the Subordinated Creditor agrees to be bound by, and to assume the obligations of a Junior Creditor as if it were a party to the Deed of Common Terms; and

         (c) the Subordinated Creditor acknowledges that the Trustee on its own behalf and on behalf of the Senior Creditors acquires corresponding rights against the Subordinated Creditor as if it were a party to the Deed of Common Terms.

18.2 The subordination of the Subordinated Debt is intended to operate as a "debt subordination" (as defined in section 563C(2) of the Corporations Act 2001 (C'th)) by the Subordinated Creditor.

19       Laws
-------------------------------------------------------------------------------
                         This deed is governed by the law in force in Victoria.

EXECUTED as a deed.


[Execution clauses]

91
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Schedule 7                        New Obligor Accession Deed
-------------------------------------------------------------------------------

DEED dated

BETWEEN:

               [*] [(ACN [*])] (the "New Obligor"); and

               [*] (the "Trustee") for itself and on behalf of the other
                    parties to the Deed of Common Terms.

       OPERATIVE PROVISIONS:

       1.      DEFINITIONS AND INTERPRETATION

       1.1     Definitions

               In this deed "Deed of Common Terms" means the deed of common terms dated [*] between [ ], the Trustee and others.

               Definitions in the Deed of Common Terms apply in this deed.

       1.2     Interpretation

               Clause 1.2 of the Deed of Common Terms applies to this deed.

       2.      ACCESSION

               With effect from and including the [date of this deed]:

               (a) the New Obligor assumes the obligations and acquire the rights of Obligor under the Deed of Common Terms

                (b) each other party to the Deed of Common Terms acquires
                    corresponding rights against and assumes corresponding obligations towards the New Obligor as an Obligor: and

                (c) the New Obligor represents and warrants to and for the benefit of each Senior Creditor each of the representations and warranties in clause 5.1 of the Deed of Common Terms.

       3.       NOTICES

                For the purpose of the Finance Documents, the address for correspondence of the New Obligor is the address set out below:
                [           ]

       4.       LAW

                This deed is governed by the laws of Victoria.

       5.       ATTORNEYS

                Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

[Execution provisions]

92
--------------------------------------------------------------------------------
Schedule 8                        Obligor - Deed of Release
--------------------------------------------------------------------------------

DEED dated

BETWEEN:

    [*] [(ACN [*])] (the "Obligor"); and

    [*] (the "Trustee") for itself and on behalf of the other parties to the Deed of Common Terms.

OPERATIVE PROVISIONS:

1.  DEFINITIONS AND INTERPRETATION

1.1 Definitions

    In this deed "Deed of Common Terms" means the deed of common terms dated [*] between [ ], the Trustee and others.

    Definitions in the Deed of Common Terms apply in this deed.

1.2 Interpretation

    Clause 1.2 of the Deed of Common Terms applies to this deed.

2.  RELEASE

    With effect from and including the [date of this deed]:

    (a) the Obligor, who has been designated as an Unrestricted Subsidiary is released from its obligations as an Obligor under the Deed of Common Terms and ceases to be a party to the Deed of Common Terms; and

    (b) the Obligor acknowledges that this discharge does not prejudice any accrued right of or obligation of the Obligor, prior to the date of this deed.

3.  LAW

    This deed is governed by the laws of Victoria.

4.  ATTORNEYS

    Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

[Execution provisions]

93
--------------------------------------------------------------------------------
Execution page
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
1
-------------------------------------------------------------------------------
Contents                          Deed of Common Terms
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
1        Interpretation                                                    2

--------------------------------------------------------------------------------
2        Declaration of trust                                             28

--------------------------------------------------------------------------------
3        Duties, Powers and Rights of Trustee                             28

Authority of Trustee                                                      28
Extent of authority and obligations                                       28
Senior Creditors bound                                                    28
Excluded roles and duties                                                 28
After consultation and instructions                                       29
Matters requiring instructions from all Senior Creditors                  29
Matters requiring instructions from a Majority of Senior Creditors        30
Matters requiring instructions from relevant Senior Creditors             30
Overriding instructions                                                   31
Without consultation or instructions                                      31
Trustee's actions                                                         31
Senior Creditor's instructions                                            32
Trustee's obligations                                                     32
Trustee's awareness of certain events                                     33
Trustee may assume compliance                                             33
Limit on disclosure obligations                                           33
No further obligations                                                    33
Individual responsibility of Senior Creditors                             33
Exoneration of Trustee                                                    34
Trustee in capacity of a Senior Creditor                                  35
Trustee dealing in different capacities                                   35
Notice of transfer                                                        35
Senior Creditor to pay over amounts received directly                     35
Pro-rata refunds                                                          36
Proceeds of litigation                                                    36
Amendment to Deed                                                         36
Senior Creditors to indemnify against non-payment                         37
The Borrower's back-to-back indemnity                                     37
Funds before acting                                                       37
If a Senior Creditor does not fund                                        37
Borrower's costs obligation not affected                                  38
Compliance may be assumed                                                 38
Trustee is not responsible for Senior Creditor's breach                   38
Delegation by Trustee                                                     38
Trustee may rely on communications and opinions                           39
Force majeure                                                             39
No responsibility for force majeure                                       39
Authority to Execute                                                      39
Restriction on Senior Creditors exercising rights                         39

-------------------------------------------------------------------------------
4        Subordination                                                    39

Subordination                                                             39
Rights and obligations following an Event                                 40
Junior Creditor Undertakings                                              40
Permitted Junior Creditor Payments                                        41
Obligors 41
Revocation of Approvals                                                   42
Preservation of Senior Creditor's Rights                                  42
Power of Attorney                                                         44
Corporations Act 2001 (C'th)                                              44
Obligors                                                                  44
TXU                                                                       44

2
-------------------------------------------------------------------------------
5        Representations and warranties                                   45

Representations and warranties                                            45
Continuation of representations and warranties                            48

-------------------------------------------------------------------------------
6        Undertakings                                                     48

General undertakings                                                      48
Hedge Undertakings                                                        53
Accession of Hedge Counterparties                                         54
Notification of Hedge Exposures                                           54
Restricted and Unrestricted Subsidiaries Undertakings                     54
Negative Undertakings                                                     55
Financial Undertakings                                                    59
Changes in Australian Accounting Standards                                59

-------------------------------------------------------------------------------
7        Events of Default                                                60

Events of default                                                         60
Consequences of default                                                   64

-------------------------------------------------------------------------------
8        Distribution of Recovered Money                                  65

-------------------------------------------------------------------------------
9        Replacement of Trustee                                           66

Removal of Trustee                                                        66
Resignation                                                               66
Effect of resignation or removal                                          66
Assurances                                                                67
Appointment of successor Trustee                                          67

-------------------------------------------------------------------------------
10       Limitation on Liability                                          68

-------------------------------------------------------------------------------
11       Costs, charges, expenses and indemnities                         68

What the Borrower agrees to pay                                           68
Indemnity                                                                 69
Items included in loss, liability and Costs                               69
Payment of third party losses                                             70
Currency conversion on judgment debt                                      70
Trustee fees                                                              70

-------------------------------------------------------------------------------
12       Notices                                                          71

Form                                                                      71
Waiver of notice period                                                   72

-------------------------------------------------------------------------------
13       Change in Creditors                                              72

New Senior Creditor                                                       72
New Junior Creditor                                                       72
Change in Senior Creditors                                                73
Change in Junior Creditor                                                 73
Effect of Accession                                                       73
Authority                                                                 73
Restriction on Senior Creditors                                           75
New Junior Creditor - condition precedent                                 75

3
-------------------------------------------------------------------------------
Notice of Change                                                          75
-------------------------------------------------------------------------------
14       General                                                          75

Set-off                                                                   75
Certificates                                                              75
Prompt performance                                                        75
Discretion in exercising rights                                           75
Consents 75
Partial exercising of rights                                              75
No liability for loss                                                     75
Conflict of interest                                                      76
Remedies cumulative                                                       76
Rights and obligations are unaffected                                     76
Indemnities                                                               76
Variation and waiver                                                      76
Confidentiality                                                           76
Further steps                                                             77
Inconsistent law                                                          77
Supervening legislation                                                   77
Time of the essence                                                       77
Counterparts                                                              77
Serving documents                                                         77
Consent by Obligors                                                       77
Statutory powers                                                          78

-------------------------------------------------------------------------------
15       Governing law, jurisdiction and service of process               78

Definitions                                                               89
Interpretation                                                            89

                      ----------------------------------------------------
                               Dated 24 February 1999

                                     Deed of Common Terms
                                        ("Refinancing")
                     TXU Australia Holdings Pty Ltd
               (as the "Borrower", a "Guarantor" and as an
                                          "Obligor") TXU Australia Holdings
                             (AGP) Pty Ltd
                                TXU Australia (LP) No 1 Limited
                                TXU Australia (LP) No 2 Limited
                         ("Partnership" and as a "Guarantor" and as an
                                          "Obligor")
                                      TXU (No. 8) Pty Ltd
                            (as a "Guarantor" and as an "Obligor")
                          TXU Australia Group Pty Ltd and each of the
                                    companies specified in
                                          schedule 1
                                         ("Obligors")
                                           TXU Corp.
                                            ("TXU")
                             TXU Australia Holdings (AGP) Pty Ltd
                               TXU Australia (LP) No. 1 Limited
                               TXU Australia (LP) No. 2 Limited
                                     TXU Australia Pty Ltd
                                   ("Junior Creditors")
                          Each of the financial institutions specified in
                                          schedule 2
                                        ("Financiers")
                          Each of the financial institutions specified in
                                          schedule 3
                                   ("Hedge Counterparties")
                        Australia and New Zealand Banking Group Limited
                                ("Syndicated Facilities Agent")
                                 ANZ Fiduciary Services Pty Ltd
                                          ("Trustee")

                                   Mallesons Stephen Jaques
                                            Rialto
                                      525 Collins Street
                                      Melbourne Vic 3000
                                  Telephone (61 3) 9643 4000
                                     Fax (61 3) 9643 5999
                                       DX 101 Melbourne
                                         Ref: MLB:JLC
                                        7036722_11.DOC

1
--------------------------------------------------------------------------------
Deed of Common Terms (IPO)

Date:                             24 February 1999

                TXU AUSTRALIA HOLDINGS PTY LTD (ABN 97 086 006 859) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria (as "Borrower and as an "Obligor")
                                  TXU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED
                                  PARTNERSHIP a limited partnership formed and registered under the Partnership Act 1958 of Victoria, the general partner of which is: TXU AUSTRALIA HOLDINGS (AGP) PTY LTD (ABN 16 086 014 931) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria; and the limited partners of which are: TXU AUSTRALIA
                                  (LP) NO. 1 LIMITED (ARBN 086 406 733), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN; and TXU AUSTRALIA (LP) NO. 2 LIMITED (ARBN 086 406 724), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN (as the "Partnership" and as an "Obligor") EACH OF THE GUARANTORS (as a "Guarantor" and as an "Obligor")
TXU CORP., a corporation organised under the laws of the State of Texas, United States of America and having an office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, United States of America ("TXU")
                                  and TXU AUSTRALIA HOLDINGS (AGP) PTY LTD (ABN 16 086 014 931) having an office at Level 33, 385 Bourke Street, Melbourne, Victoria, TXU AUSTRALIA (LP) NO. 1 LIMITED (ARBN 086 406
                                  733), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN and TXU AUSTRALIA (LP) NO. 2 LIMITED (ARBN 086 406 724), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN ("as "Junior Creditors")
EACH OF THE FINANCIAL INSTITUTIONS SPECIFIED IN SCHEDULE 1 ("Financiers")
EACH OF THE FINANCIAL INSTITUTIONS SPECIFIED IN SCHEDULE 2 ("Hedge Counterparties") AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(ABN 11 005 357 522) having an office at Level 17, 530 Collins Street, Melbourne, Victoria (in its capacity as facility agent under the Loan Note Subscription Agreement) ("Syndicated Facilities Agent") ANZ FIDUCIARY
SERVICES PTY LTD (ABN 91 100 709 493) having an office at Level 12, 530
Collins Street, Melbourne, Victoria, 3000 ( "Trustee")

-------------------------------------------------------------------------------
27       Interpretation

27.1 The following words have these meanings in this deed unless the contrary intention appears.


                                 Accession Date means, in respect of a New
                                 Creditor, the date on which the Trustee
                                 executes a New Creditor Accession Deed executed by that New Creditor in accordance with clause 14 ("Change in Creditors").

2
-------------------------------------------------------------------------------
                                 Action means action which may result in an amendment, waiver, determination, consent, approval, release or discharge.

                                 ALP Loan Agreement means the loan agreement dated 24 February 1999 between Holdco (as lender) and the Partnership (as borrowers) as amended by a deed dated on or about 22 February 2000.

                                 Amending Deed means the Amendment and
                                 Restatement Deed dated on or about 26 February 2004 between, amongst others, the Borrower, the Obligors, TXU Corp., the Partnership, the Senior Creditors specified in it, the Syndicated Facilities Agent, the Trustee and National Australia Bank Limited.

                                 Amount Owing means, at any time for or in respect of a Senior Creditor, the total of all amounts which are then due for payment, or which will or may become due for payment in connection with any Senior Finance Document (including transactions in connection with them) to that Senior Creditor or to the Trustee for the account of that Senior Creditor and includes, in respect of a Hedge Counterparty, the Hedge Exposure of that Hedge Counterparty.

                                 Asset includes all assets, including, for the avoidance of doubt, any contract and other intangible asset and the Torrens Island Power Station and the Master Hedge Agreement.

                                 Attorney means an attorney appointed by the Trustee under clause 3.34 ("Delegation by Trustee").

                                 Australian Accounting Standards means the accounting standards within the meaning of the Corporations Act 2001 (C'th) and, where not inconsistent with those accounting standards and the Corporations Act 2001 (C'th), generally accepted accounting principles and practices in Australia consistently applied by a body corporate or as between bodies corporate.

                                 Authorisation includes:

(a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority, arrangement, exemption or similar instrument (whether from, by or with a Governmental Agency or any other person); or

(b) in relation to anything which will be prohibited or restricted in whole or in part by law if a Governmental Agency intervenes or acts in any way within a specified period after application, lodgement, filing, registration or notification, the expiry of that period without the intervention or action.

                                 Authorised Officer means:

(a) in the case of a Creditor (other than any Obligor or TXU), a director, secretary or an officer whose title contains the word "director", "chief", "head", "manager", "executive", "counsel", "president" or any agent or attorney of the Creditor, or a person performing the functions of any of them; and

(b) in the case of an Obligor or TXU, a person appointed and notified to the Trustee to act as an Authorised Officer under the Transaction Documents to which it is a party and whose specimen signature has been given to the Trustee.

3
-------------------------------------------------------------------------------
                                 Bill has the meaning it has in the Bills of Exchange Act 1909 (C'th) and a reference to the drawing, acceptance or endorsement of, or other dealing with, a Bill is to be interpreted in accordance with that Act.

                                 Business Day means a day (not being a
                                 Saturday, Sunday or public holiday) on which banks are open for general banking business in Melbourne and Sydney.

                                 Calculation Date means 30 June and 31
                                 December in each year commencing on 31 December 2003.

                                 Calculation Period means, in relation to any Calculation Date, the 12 month period ending on that Calculation Date.

                                 Completion means, in relation to a project or development, the point in time at which the completion tests relating to that project or development have been satisfied in accordance with their terms (as varied by agreement between the parties).

                                 Consolidated Interest Cover Ratio means, on any Calculation Date in respect of any Calculation Period, the ratio of:

(a) EBITDA:

                                 to:

(b) Debt Service in respect of or in connection with Consolidated Senior Debt (which includes, without limitation, all net amounts paid or payable by, or to, any Hedge Counterparty or other financial institution in respect of or in connection with any Hedge Agreement), for that Calculation Period.

                                 Consolidated Net Worth means the aggregate, on a consolidated basis, of the paid up capital, retained profits and reserves (excluding the amount of all asset revaluation reserves after the Debt Refinance Date) of the
                                 Group:

(a) less:

(i) all minority interests;

(ii) any paid up capital or share premium in respect of shares or stock capable of being redeemed;

(iii) the value of the aggregate net assets of all Project Property and Project Vehicles owned by Restricted Subsidiaries as derived from the financial statements delivered under clause 6.1(g)(iii);

(iv) the value of the net assets of all Unrestricted Subsidiaries as derived from the financial statements delivered under clauses 6.1(g)(i) and (ii).

(b) plus the aggregate of Qualifying Subordinated Debt incurred by the TXUA Parent and the Restricted Subsidiaries.

                                 Consolidated Senior Debt means at any time the sum of:

(a) the total Amount Owing to the Senior Creditors including any capital accretions to CPI linked or indexed bonds and CPI swaps calculated on an accruals basis at the relevant time; and

4
-------------------------------------------------------------------------------
(b) the aggregate outstanding principal amount of all other Indebtedness of the Borrower and Permitted Indebtedness of the TXUA Parent and its Restricted Subsidiaries on a consolidated basis which is not Junior Debt; but excluding:

(i) any bank guarantee, which has been provided to NEMMCO or VENCorp which has not been drawn; and

(ii) any Non-Recourse Debt;

                                    For the avoidance of doubt and to
                                    ensure there is no double counting,
                                    if any Amount Owing or Indebtedness
                                    referred to in paragraphs (a) or (b)
                                    is guaranteed, the Indebtedness under
                                    the guarantee is not included in this
                                    definition in addition to the Amount
                                    Owing or Indebtedness.

                                 Contested Taxes means a Tax payable
                                 by an Obligor:

(a) that is being diligently contested by it in good faith and in accordance with proper procedures;

(b) that is not required by applicable law to be paid before the liability is contested or whilst the liability is being contested; and

(c) in respect of which it has set aside sufficient reserves of liquid assets to pay the Tax and any fine, penalty or interest payable if the contest is unsuccessful.

                                 Controller has the meaning it has in the Corporations Act 2001 (C'th).

                                 Core Business means the generation, storage, processing, supply, transmission, distribution and sale of energy products and any ancillary activities and other activities which permit the more efficient utilisation of assets and resources of the Group (so long as these ancillary or other activities do not represent a material diversification of the Core Business or a material diversion of financial resources from the Core Business of the generation, storage, processing, supply, transmission, distribution and sale of energy products).

                                 Costs includes costs, charges and expenses, including those incurred in connection with advisers and legal counsel.

                                 CPI means a consumer price index or other general index of prices and includes the "Weighted Average of the Eight Capital Cities:
                                 All-Groups Index" as maintained and published quarterly by the Australian Bureau of Statistics.

                                 CPI linked or indexed bond means
                                 Indebtedness (other than a Derivatives
                                 Transaction), payments in relation to which are calculated or vary by reference to CPI.

                                 CPI swap means a Derivatives Transaction, the payments in relation to which are calculated or vary by reference to CPI.

                                 Creditor means each Senior Creditor and each Junior Creditor. Where the term is used in relation to the obligations of any one of those persons "to the Creditors" it is a reference to the obligations of that person to each other person which is a Creditor.

5
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                                 Debt Refinance Date means the date notified
                                 as the Debt Refinance Date by the Trustee under clause 1.1 of the Amending Deed.

                                 Debt Service means, in respect of any
                                 Calculation Period and on a consolidated basis, all Interest (including, but not limited to:

(a) any discount on any Bill, debenture, bond, note or other security;

(b) any discount in respect of any receipts or receivables which have been sold by the TXUA Parent or any of its Restricted Subsidiaries to any person (including, without limitation, under any securitisation program or facility);

(c) any line, facility, commitment, acceptance, usage, discount, guarantee or other fees and amounts incurred on a regular or recurring basis which are payable in relation to Indebtedness (which, for the avoidance of doubt, excludes any establishment, underwriting or other upfront fees);

(d) any dividend payable on redeemable preference shares or on any other share or stock the obligations in respect of which constitute Indebtedness;

(e) capitalised interest and any interest component on any CPI li indexed bond facility or any CPI swap;

(f) the portion of rental or hire payments in the nature of interest under any finance lease, sale and leaseback or hire purchase agreement to which TXUA Parent or any of its Restricted Subsidiaries is a party;

(g) Interest, premiums, fees, break costs and any other amounts paid, payable or incurred by the TXUA Parent or any of its Restricted Subsidiaries under any Derivative Transaction less Interest, premiums, fees and any other amounts paid, payable or incurred to the TXUA Parent or any of its Restricted Subsidiaries by the counterparty to the Derivative Transaction), which, in accordance with Australian Accounting Standards, is or would be regarded as paid, payable or incurred by the TXUA Parent or any of its Restricted Subsidiaries in that Calculation Period.

                                 Deed of Release means a deed in or
                                 substantially in the form of schedule 7.

                                 Deed of Release - Guarantor means a deed in or substantially in the form of schedule 8.

                                 Deed of Subordination means a deed in or substantially in the form of schedule 5.

                                 Deed Poll means any deed poll of whatever name that constitutes Loan Notes under any Senior Finance Document.

                                 Derivative Transaction means a contract, agreement or arrangement (other than in respect of the price of electricity or gas) which is:

(a) a futures contract (as defined in the Corporations Act) 2001 (C'th); or

(b) an interest rate or currency hedge, swap, option, a swaption, a forward rate agreement or any other contract, agreement or arrangement similar to or having in respect of its subject matter a similar effect to any of the above.

                                  Directive means:

6
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(a) a law or treaty; or

(b) an official directive, request, guideline or policy (whether or not having the force of law) with which responsible financiers generally comply in carrying on their business.

                                Distribution Licence means, as the context may require:

(a) the distribution licence issued by ORG pursuant to the Gas Industry Act 1994 with effect from 11 December 1997, as amended and transferred to TXU Networks
(Gas);

(b) the distribution licence issued to TXU Electricity by ORG pursuant to the Electricity Industry Act 1993 in effect from 3 October 1994, as amended; and

(c) any other licence issued or transferred to, or held by, an Obligor to distribute or supply energy products.

                                 Drawdown Date means a date on which any
                                 financial accommodation is provided under any Senior Finance Document.

                                 Drawdown Notice means a notice under which financial accommodation is requested under any Senior Finance Document.

                                 Easements means all easements, rights or privileges held by or vested in or deemed to be held by or vested in an Obligor (whether under the Gas Industry Act 1994, the Electricity Industry Act 1993 or otherwise) in, over, appurtenant to or affecting any real property.

                                 EBITDA means, in respect of any Calculation
                                 Period, the earnings of the TXUA Parent and its Restricted Subsidiaries (including the proceeds of any claim under a business interruption insurance policy and any interest earnings but excluding any earnings from any Project Activities (other than any actual earnings based cash payment from any Unrestricted Subsidiary to a Restricted Subsidiary)) on a consolidated basis and before:

(a) significant items including, without limitation, sale proceeds from the disposal of assets and costs arising on the termination of any Derivative Transaction but excluding for the avoidance of doubt gains or losses arising from energy trading;

(b) Debt Service;

(c) income tax; and

(d) depreciation and amortisation.

                                 Economic Interest means any direct or (through interposed persons or otherwise) indirect interest, and includes Equities in a person or contractual or other legally binding relations with a person under a participation or revenue or profit sharing agreement in connection with a project or development.

                                 Enforcement Action means, in relation to an
                                 Obligor:

(a) a right arising from a default by an Obligor is exercised or enforced against the Obligor including, without limitation, the making of a declaration under clause 7.2 ("Consequences of default") or a demand for payment under the Guarantee;

7
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(b) an application is made for, or a notice is given or other step is taken with a view to:

(i) insolvency, liquidation, administration, dissolution or similar proceedings with respect to the Obligor;

(ii) an administration, arrangement, composition or assignment for the benefit of creditors, or any class of creditors, of the Obligor; or

(iii) the appointment of any person as a Controller in relation to property of an Obligor,

                                 whether by petition, application, convening of a meeting, voting in favour of a resolution or otherwise.

                                 Environment means all aspects of the
                                 surroundings of human beings, including:

(a) the physical characteristics of those surroundings such as the land, the waters and the atmosphere; and

(b) the biological characteristics of those surroundings such as animal, plants and other forms of life; and

(c) the aesthetic characteristics of those surroundings such as their appearance, sounds, smells, tastes and textures.

                                 Environmental Law means a law regulating or otherwise relating to the Environment including, but not limited to, any law relating to land use, planning, water catchments, pollution of air or water, noise, smell, contamination, chemicals, waste, pesticides, use of dangerous goods or hazardous substances, noxious trades or any other aspect of protection of the Environment.

                                 Equity means any stock, share, unit or other equity interest.

                                 ESC means the Essential Services Commission established under the Essential Services Commission Act 2001 (Vic).

                                 Event means the happening of any of these events:

(a) an order is made that an Obligor be wound up; or

(b) a liquidator is appointed in respect of an Obligor; or

(c) a provisional liquidator is appointed in respect of an Obligor and the provisional liquidator is ordered or required to admit all debts to proof or pay all debts capable of being admitted to proof proportionately; or

(d) an Obligor enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors; or

(e) an Obligor resolves to wind itself up or otherwise dissolve itself.

                                 Event of Default means an event specified in clause 7 ("Events of Default").

8
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                                 Facility means the facility provided under
                                 the Loan Note Subscription Agreement.

                                 Finance Document means any Senior Finance
                                 Document, any Junior Finance Document, any other document which an Obligor and the Trustee agree in writing is to be a Finance Document and any other instrument connected with any of them.

                                 Financial Statements means:

(a) a profit and loss statement; and

(b) a balance sheet; and

(c) a statement of cash flows,

                                 together with any notes to those documents and a directors' declaration as required under the Corporations Act 2001 (C'th) (in the case of a body corporate incorporated in Australia) and any other information necessary to give a true and fair view.

                                 Financial Year means each 12 month period ending on 31 December in each year.

                                 Financier means each financial institution specified in schedule 1 and any other person who becomes or has become a Senior Creditor in accordance with clause 14 ("Change in Creditors") on or after the date of the Amending Deed, but does not include a Senior Creditor in its capacity as the Trustee, an agent for Financiers, a Hedge Counterparty or a Transactional Bank.

                                 Fixed Date means the day by which the
                                 Trustee determines that it has been instructed to give a notice under clause 7.2(a).

                                 General Partner means TXU Australia Holdings
                                 (AGP) Pty Ltd (ABN 16 086 014 931).

                                 Generation Asset means any asset utilised or employed in the generation of electricity.

                                 Good Operating Practice means the standard of operating and engineering practice that would reasonably be expected from a prudent utility located in Australia (not being owned and operated by a Governmental Agency) for the generation, supply, storage, processing, transmission, distribution or sale of energy products under conditions comparable to those applicable to the Infrastructure, consistent with applicable laws, regulations, codes and licences. The determination of comparable conditions will take into account factors such as the design and specifications, relative size, age, load characteristics and technological status of the Infrastructure and assets deployed in the Core Business.

                                 Governmental Agency means any government, any minister of a government or any governmental or semi-governmental entity, agency or authority (including, without limitation, the Australian Competition and Consumer Commission and the Essential Services Commission).

9
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                                 Group means the TXUA Parent and its
                                 Subsidiaries.

                                 GST has the meaning given to it in section
                                 195-1 of the A New Tax System (Goods and
                                 Services Tax) Act 1999.

                                 Guarantee means the IPO Guarantee.

                                 Guaranteed Money has the meaning given to that term in the Guarantee.

                                 Guarantor means each of:

(a) the TXUA Parent;

(b) TXU8;

(c) TXUA;

(d) each Restricted Subsidiary that, as at the IPO Effective Date, is a TXU8 Borrower (except in the case of any Restricted Subsidiary that the Borrower has demonstrated to the reasonable satisfaction of the Trustee is Dormant or Inactive); and

(e) each Material Operating Subsidiary that accedes to the IPO Guarantee from time to time as required by clause 6.1(cc) ("Guarantee") of this deed,

                                 unless the person has been released from the Guarantee in accordance with this deed.

                                 For the purposes of this definition,
                                 "Dormant" or "Inactive" is taken to mean in relation to a Subsidiary of the TXUA Parent, a Subsidiary which does not own any assets (others than assets relevant to its status as a body corporate and which have a nominal value and other than shares in another Dormant or Inactive Subsidiary) and which does not conduct or carry on any business activities.

                                 Half Year means each period of six months ending on 30 June and 31 December in each year.

                                 Hedge Agreement means each interest rate or currency hedging document (including any restatement of any earlier document) or transaction entered into between Holdco, TXU Electricity or the Partnership and any Hedge Counterparty or other financial institution from time to time.

                                 Hedge Counterparty means each identified financial institution specified in schedule 2 and any person (other than the Partnership, Holdco or TXU Electricity) who is a party to a Hedge Agreement and who becomes or has become a Senior Creditor in accordance with clause 14 ("Change in Creditors") of this deed.

                                 Hedge Exposure means in respect of a Hedge
                                 Counterparty at the applicable date the amount which is H in the following formula:

                                 H = M to M + Unpaid Amounts

                                    where:

10
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                                         M to M is the result of the mark to
                                         market calculation of the obligations
                                         under the Hedge Agreements to which
                                         it is a party provided that M to M
                                         will be a positive number if it
                                         represents a liability of the
                                         Partnership, Holdco or TXU
                                         Electricity (as the case may be) to
                                         the Hedge Counterparty and a negative
                                         number if it represents a liability
                                         of the Hedge Counterparty to the
                                         Partnership, Holdco or TXU
                                         Electricity (as the case may be).

                                          Unpaid Amounts is any amount due and
                                         payable but unpaid under the Hedge
                                         Agreements to which it is a party
                                         provided that Unpaid Amounts will be
                                         a positive number if it represents
                                         amounts owing by the Partnership,
                                         Holdco or TXU Electricity (as the
                                         case may be) to the Hedge
                                         Counterparty and a negative number if
                                         it represents amounts due and payable
                                         but unpaid by the Hedge Counterparty
                                         to the Partnership, Holdco or TXU
                                         Electricity (as the case may be),

                                 provided that if H is a negative number it shall be deemed to be equal to zero.

                                 Hedge Liabilities means all present and
                                 future liabilities (actual or contingent) payable or owing by the Partnership, Holdco and TXU Electricity to a Hedge Counterparty or any of them under or in connection with the Hedge Agreements, whether or not matured and whether or not liquidated, together in each case with:

(a) any novation, deferral or extension of any of those liabilities permitted by the terms of this deed;

(b) any claim for damages or restitution arising out of, by reference to, or in connection with, any of the Hedge Agreements;

(c) any claim, flowing from any recovery by the Partnership, Holdco or TXU Electricity or a receiver or liquidator appointed to the Partnership, Holdco or TXU Electricity or any other person of a payment or discharge in respect of any of those liabilities on grounds of any insolvency provision or otherwise; and

(d) any amount (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same as a result of any insolvency provisions.

                                 Hedging Policy means the hedging policy of the Group under which the Borrower will notionally allocate interest-bearing Indebtedness of the Group against either the assets used in the Networks Business or against other assets , subject to the following provisos:

(a) at least 50% of Interest on Indebtedness allocated to Networks Business assets shall be hedged to correspond with the periodic Networks Business tariff reviews (whereby interest rates applied to the tariffs are currently reset every 5 years); and

(b) at least 50% of Interest on Indebtedness allocated to other assets shall be fixed for a period of at least three years.

11
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                                 Holdco means TXU Australia Holdings Pty Ltd
                                (ABN 97 086 006 859).

                                 Indebtedness means any debt or other
                                 monetary liability (whether actual or
                                 contingent) in respect of moneys borrowed or raised or any financial accommodation (including in respect of any moneys raised from the sale or securitisation of any receipts or receivables) whatever, or in the case of paragraph (h) below, a Derivative Transaction, including a debt or liability under or in respect of any:

(a) Bill, bond, debenture, note or similar instrument including any accretion to principal (calculated on an accruals basis) under the terms of any CPI linked indexed bonds;

(b) acceptance, endorsement or discounting arrangement;

(c) guarantee granted by a financial institution guaranteeing the payment of a debt (the "guaranteed debt"), in which case the guaranteed debt will not be included;

(d) finance lease or sale and leaseback;

(e) deferred purchase price (for more than 180 days) of any asset or service;

(f) obligation to deliver goods or provide services paid for in advance by any financier or in relation to any other financing transaction;

(g) amount of capital and premium payable or in connection with the reduction of any preference shares or any amount of purchase price payable for or in connection with the acquisition of redeemable preference shares;

(h) Derivative Transaction including any accretion to principal under the terms of any CPI swaps; or

(i) guarantee, indemnity or guarantee and indemnity,

                                 and irrespective of whether the debt or
                                 liability is owed or incurred alone or
                                 severally or jointly or both with any other person. For the purpose of calculating the principal amount of any Indebtedness under:

                                 (a)   any securitisation of receipts or
                                       receivables, the principal amount
                                       shall be taken to be the discounted
                                       amount of proceeds paid in exchange
                                       for the receipts or receivables;
                                       and

                                 (b)   any finance lease or sale and
                                       leaseback, the aggregate portion of
                                       all rental in the nature of
                                       principal.

                                 Infrastructure means:

(a) all gas transmission and distribution pipes, and all other plant and equipment used in the reticulation, transmission or metering of gas which, in its ordinary use, is located in a fixed position wherever located, but excludes motor vehicles and mobile plant owned or leased by the Group; and

(b) all electricity transmission and distribution lines, power poles, underground cables, stations, sub-stations, switchyard equipment and all other plant and equipment used in the reticulation, transformation or metering of electrical power, which in its ordinary use, is located in a fixed position wherever located, but excludes motor vehicles and mobile plant owned or leased by the Group; and

12
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(c) all Easements.

                                 Infrastructure Asset means any asset which forms part of the Infrastructure.

                                 Insolvency Event means the happening of any of these events:

(a) an order is made that an entity be wound up; or

(b) an application is made to a court that an entity be wound up or for an order appointing a liquidator or provisional liquidator in respect of an entity (and is not stayed or dismissed within 14 days) unless the entity satisfies the Trustee (acting on the instructions of the Majority of Senior Creditors) within 14 days of it being made that the application is frivolous or vexatious; or

(c) a liquidator or provisional liquidator is appointed in respect of an entity, whether or not under a court order;

(d) except to reconstruct or amalgamate while solvent on terms approved by the Trustee (acting on the instructions of the Majority of Senior Creditors), an entity enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any class of its creditors; or

(e) an entity resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent on terms approved by the Trustee (acting upon the instructions of the Majority of Senior Creditors) or is otherwise wound up or dissolved; or

(f) a Controller is appointed to or over all or any part of the assets or undertaking of the entity or the holder of any Security Interest takes possession of any asset of the entity; or

(g) an entity is or is deemed by law or a court to be insolvent; or

(h) an entity takes any steps to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to an entity or steps are taken by the directors of the entity to make such an appointment; or

(i) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

                                 Interest includes, in relation to any principal or other amount of Indebtedness, interest, fees, commissions and charges and any other amounts in the nature of interest or the payment of which has a similar effect or purpose to the payment of interest.

                                 Interest Payment Date has the meaning given to that term in any Senior Finance Document.

                                 IPO means the initial public offering of shares by the TXUA Parent or the Borrower.

                                 IPO Effective Date means the date notified by the Trustee under clause 5.1 of the Amending Deed to be the IPO Effective Date.

                                 IPO Guarantee means the guarantee and indemnity dated on or before the IPO Effective Date by each Guarantor in favour of the Trustee.

13
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                                 Junior Creditor means each of:

(a) the General Partner and each of the Limited Partners;

(b) TXU; and

(c) any other person who is owed Qualifying Subordinated Debt or Subordinated Guarantee Debt.

                                 Junior Debt means each of:

(a) the TXU Subordinated Loan;

(b) the Subordinated Convertible Loan;

(c) any Qualifying Subordinated Debt and any amount (including, without limitation, Interest) actually or contingently owing to a Junior Creditor under or in connection with any Qualifying Subordinated Debt; and

(d) any Subordinated Guarantee Debt.

                                 Junior Finance Document means the TXU
                                 Subordinated Loan, the Subordinated Convertible Loan, this deed, any document which is nominated as a Junior Finance Document in any New Creditor Accession Deed or Deed of Subordination, any document which creates or acknowledges Qualifying Subordinated Debt, any guarantee and indemnity of any Qualifying Subordinated Debt and any other instrument connected with any of them.

                                 Licence means the:

(a) distribution licence issued pursuant to the Gas Industry Act 1994 (Vic) with effect from 11 December 1997, as amended and transferred to TXU Networks (Gas);

(b) distribution licence issued to TXU Electricity pursuant to the Electricity Industry Act 1993 (Vic) in effect from 3 October 1994, as amended;

(c) gas retail licence issued pursuant to the Gas Industry Act 1994 (Vic) with effect from 11 December 1997, as amended and transferred to TXU Pty Ltd;
(d) electricity retail licence issued to TXU Electricity pursuant to the Electricity Industry Act 1993 (Vic) with effect from 3 October 1994, as amended;

(e) generation licence issued to TXU (South Australia) Pty Ltd in relation to the Torrens Island Power Station pursuant to the Electricity Act 1996 (SA); and

(f) any other Licence granted to any Obligor to replace or substitute any of the above Licences.

                                 Limited Partners means each of TXU Australia
                                 (LP) No. 1 Limited (ARBN 086 406 733) and
                                 TXU Australia (LP) No. 2 Limited
                                 (ARBN 086 406 724).

                                 Limited Recourse Debt means Project Debt incurred by a member of the Group which, as a matter of contract, binding all relevant parties at the time it is incurred and at all times before Completion:

(a) will automatically become Non-Recourse Debt upon Completion; or

14
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(b) the member of the Group will cease to be liable to pay or repay upon
Completion (and no other member of the Group becomes so liable unless the debt is Non-Recourse Debt),

                                 in either case, without the need for any further act of or by any party.

                                 If, for any reason:

(c) at any time before Completion, the condition described in (a) or (b) (as the case may be) ceases to apply; or

(d) at Completion, the debt does not become Non-Recourse Debt, or a member of the Group remains liable to pay or repay the debt (as the case may be); or

(e) at any time after Completion, the debt either ceases to be Non-Recourse Debt or a member of the Group becomes liable to pay it (as the case may be); or

(f) despite Completion not having occurred within the terms of the relevant document, the relevant party or parties either deem Completion to have occurred or waive the requirement to satisfy the terms of the relevant document regarding the concept of Completion, then the debt will automatically at that time cease to be "Limited Recourse Debt".

                                 Loan Note has the meaning given to that term in any Senior Finance Document.

                                 Loan Note Subscription Agreement means the loan note subscription agreement between the Borrower, the Financiers (as defined in that agreement) and the Syndicated Facilities Agent dated on or about the date of the Amending Deed.

                                 Loss includes any consequential loss, and any costs, liability, claim, suit, proceeding, cause of action, demand or action.

                                 Majority of Senior Creditors means at any time:

(a) if no Event of Default subsists, Senior Creditors (other than Hedge Counterparties), the Amount Owing to whom exceeds 66?% of the total Amount Owing to all Senior Creditors; and

(b) if an Event of Default subsists, Senior Creditors the Amount Owing to whom exceeds 66?% of the total Amount Owing to all Senior Creditors.

                                 Master Hedge Agreement means the master hedge agreement between TXU Electricity and AES Transpower Holdings Pty Ltd dated 6 May 1999.

                                 Material Adverse Effect means a material adverse effect on:

(a) the legality, validity or enforceability of a Finance Document; or

(b) an Obligor's ability to observe its obligations under any Finance Document;
or

(c) the rights of a Senior Creditor under a Senior Finance Document.

                                 Material Operating Subsidiary means each
                                 Subsidiary of the TXUA Parent (other than the Borrower) which, has not been designated as an Unrestricted Subsidiary and;

15
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(a) contributes or in the current or following Financial Year is likely to contribute more than 10 % of the EBITDA of the TXUA Parent and its Restricted Subsidiaries; or

(b) the book value of the assets of which are more than $100,000,000 provided that the value of any shares held by any Restricted Subsidiary in any other Subsidiary shall not be included for the purposes of this definition, unless the Subsidiary has been released from its obligations under this deed in accordance with this deed. For the avoidance of doubt as at the IPO Effective Date each of TXU Electricity, TXU Pty Ltd, TXU Networks (Gas), TXU Gas Storage and TXU (South Australia) Pty Ltd is a Material Operating Subsidiary.

                                 MSO Rules has the meaning given in the Gas
                                 Industry Act 1994.

                                 National Electricity Code has the meaning given to the word "Code" in the National Electricity Law.

                                 NEMMCO means the National Electricity Market
                                 Management Company Limited
                                 (ABN 94 072 010 327).

                                 Networks Business means that part of the Core Business which involves the transmission and distribution of energy products by utilisation of the Infrastructure and ancillary assets.

                                 New Creditor means a person who becomes a Senior Creditor or Junior Creditor by acceding to this deed after the date of this deed.

                                 New Creditor Accession Deed means a deed in or substantially in the form of schedule 3.

                                 New Obligor Accession Deed means a deed in or substantially in the form of schedule 6.

                                 Non-Recourse Debt means any Project Debt if, and for so long as:

(a) the person to whom the Project Debt is owed (or any agent or trustee on that person's behalf) does not have recourse (whether by way of execution, set-off or otherwise) to any member of the Group or its assets for the payment or repayment of the Project Debt other than to assets which the Security Interest ("Project Securities") securing that Project Debt are permitted to extend to under item
(g) of the definition of Permitted Security Interest (that person, and any agent or trustee on that person's behalf, being a "Non-Recourse Finance Party"); and

(b) the Non-Recourse Finance Party may not seek to wind up or place into administration, or pursue or make a claim in the winding up or administration of, any member of the Group to recover or to be repaid that Project Debt; and

(c) the Non-Recourse Finance Party cannot obtain specific performance or a similar remedy with respect to any obligation of a member of the Group to pay or repay that Project Debt; and

(d) the Non-Recourse Finance Party and any receiver, receiver and manager, agent or attorney appointed under the Project Securities, may not incur a liability on behalf of, or for the account of, a member of the Group which liability itself is not subject to the above paragraphs as if references to Project Debt in those paragraphs included that liability.

                                 It includes any Project Debt if:

16
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(e) all or substantially all of the assets of the only Group member or members to which the Non-Recourse Finance Party may have recourse for the payment or repayment of that Project Debt, comprises assets encumbered by Project Securities; and

(f) where the Non-Recourse Finance Party may have recourse to assets of other Group members which are subject to Project Securities but which do not fit the description in (e), such Project Debt would otherwise comprise Non-Recourse Debt under paragraphs (a) to (d) inclusive above.

                                 Obligor means:

(a) the Partnership;

(b) the Borrower;

(c) the TXUA Parent and each of the other Guarantors; and

(d) any other person which executes a New Obligor Accession Deed from time to time,

                                 unless the person has been released from its obligations under this deed in accordance with this deed.

                                 For the avoidance of doubt, the parties
                                 agree that TXU is not an Obligor.

                                 ORG means the Office of the
                                 Regulator-General established under the Office of the Regulator-General Act 1994 (Vic) or its equivalent established in any jurisdiction other than Victoria.

                                 Partnership means the TXU Australia Holdings
                                 (Partnership) Limited Partnership, comprised of the General Partner and the Limited Partners.

                                 Partnership Deed means the deed dated 27
                                 January 1999 between the General Partner and the Limited Partners establishing the Partnership, as amended by deeds dated 23 February 1999, 16 May 2000 and 31 May 2000.

                                 Permitted Disposal means:

(a) any disposal for fair value of obsolete assets which are no longer required for the operation of the business in accordance with Good Operating Practice;

(b) the disposal of assets in exchange for other assets of comparable value and utility;

(c) any disposal of an asset provided that the aggregate value of all assets disposed of by the TXUA Parent or any of its Restricted Subsidiaries in any Financial Year (excluding disposals permitted under any other paragraph of this definition) does not exceed 10% of the total assets of the TXUA Parent and its Restricted Subsidiaries (as measured by reference to the audited consolidated Financial Statements for the previous Financial Year);

(d) any disposal of an asset which would not comply with paragraph (c) of this definition, provided that the aggregate value of all such assets disposed of by the TXUA Parent and its Restricted Subsidiaries in any Financial Year (excluding disposals permitted under any other paragraph of this definition) does not exceed 20% of the total assets of the TXUA Parent and its Restricted Subsidiaries (as measured by reference to the audited consolidated Financial Statements for the previous Financial Year); and provided that the proceeds of disposal are:

(i) used to repay all or part of the Amount Owing to the Senior Creditors; or

17
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(ii) otherwise utilised in the Core Business, and such proceeds are not available to make distributions to shareholders of the TXUA Parent or payments on Qualifying Subordinated Debt;

(e) disposals and acquisitions within the Group between Obligors;

(f) disposals of assets in the ordinary course of business.

                                 Permitted Indebtedness means in relation to the Obligors and the Restricted Subsidiaries:

(a) any Indebtedness incurred by the Borrower or the Guarantors; or

(b) any Indebtedness of the Partnership under or in relation to:

(i) the Partnership MTNs, being the:

                                  (B) $275 million of credit wrapped floating
                                      rate medium term notes maturing on
                                      September 2007; and

                                  (C) $200 million of credit wrapped fixed
                                      rate medium term notes maturing on
                                      September 2005;

(i) any commercial paper issued by the Partnership under the commercial paper programme existing as at the date of the Amending Deed provided all such commercial paper is fully repaid by 31 December 2004;

(ii) the MBIA Reimbursement Agreement dated 11 September 2000 between the Partnership, the Borrower, TXU8 and MBIA Insurance Corporation;

(iii) the Partnership 144A Notes being the notes issued by the Partnership under the Indenture dated 15 August 2000 between the Partnership and the Bank of New York, as trustee, comprising:

                                  (A) US$92,250,000 of 6.75% Senior Notes
                                      due 2006; and

                                  (B) US$60,000,000 of 7.25% Senior Notes
                                      due 2016;

(iv) the Subordinated Loan Agreement dated 27 March 2002 between the Partnership and TXU Corp.;

(v) the Subordinated Convertible Loan Agreement dated 13 March 2003 between the Partnership (as borrower) and the Limited Partners and the General Partner (as lenders);

(vi) any Hedge Agreement in place solely to manage the interest rate and currency exposure of the Partnership under the Indebtedness of the Partnership referred to in this paragraph (b); or

(vii) the ALP Loan Agreement; or

(b) any Indebtedness by a Restricted Subsidiary arising from a Project Debt other than any Indebtedness used to refinance any assets which as at the date of the Amending Deed are owned by the TXUA Parent or its Restricted Subsidiaries; or

(c) any other Indebtedness approved in writing by the Trustee (acting upon the instructions of the Majority of Senior Creditors); or

18
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(d) any Indebtedness under any Transactional Banking Agreement or any equipment lease incurred by a Restricted Subsidiary, provided that any such Indebtedness shall not in aggregate at all times exceed $1,000,000; or

(e) any guarantee and/or indemnity issued by the Partnership or any Restricted Subsidiary to a third party in relation to the obligations of Retail Energy Market Company Limited (ABN 15 103 318 556) provided that the aggregate liability under such guarantees and/or indemnities do not exceed $20,000,000.00.

                                 Permitted Security Interest means:

(a) any Security Interest arising by operation of law in the ordinary course of business securing Taxes which are not yet in arrears and can subsequently be paid without penalty or which are Contested Taxes;

(b) any Security Interest imposed by statue or arising by operation of law in the ordinary course of business which does not secure Indebtedness;

(c) any mechanic's, workmen's or any like lien or right of set-off arising in the ordinary course of business, securing or otherwise relating to Indebtedness which is not yet overdue or which has been contested or litigated in good faith;

(d) any Security Interest, or any netting or set-off arrangement, in respect of deposits of money or property, by way of security:

(i) for the performance of any statutory obligation arising in the ordinary course of business; or

(ii) in the ordinary course of the Group's banking arrangements for the purpose of netting debit or credit balances;

(e) this deed;

(f) any right of set off arising in favour of NEMMCO or VENCorp over cash deposits, bank guarantees or similar instruments lodged by any Obligor;

(g) any Security Interest to secure the payment or repayment of a Limited Recourse Debt or a Non-Recourse Debt with respect to a project or development, provided that such a Security Interest does not extend to any assets of a Group member other than:

(i) a Group member's Project Property in respect of the project or development;

(ii) all or any part of the Economic Interest of a member of the Group in a Project Vehicle and the rights and proceeds derived from that Economic Interest if:

                                  (A)      the assets of the Project Vehicle
                                           form part of or are directly
                                           connected with the project or
                                           development;

                                  (B)      those assets comprise all or
                                           substantially all of the assets of
                                           the Project Vehicle; and

                                  (C)      where that Economic Interest of the
                                           member of the Group which has created
                                           or proposed to create the Security
                                           Interest is an indirect Economic
                                           Interest held through interposed
                                           persons, the Economic Interest
                                           of each of those interposed persons
                                           in the Project Vehicle comprises
                                           all or substantially all
                                           of the assets of that person;

19
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(iii) any other assets of the Group member referred to in paragraph (g)(i) or
(ii) if that other asset has a market value of less than A$30,000,000; or

(iv) any combination of the assets, Economic Interest, rights and proceeds referred to in (g)(ii)(A), (B) or (C) above;

(h) any collateralisation or transfer of assets, or agreement to do the same by way of credit support for the obligations of an Obligor in relation to a margin call component of a Derivative Transaction;

(i) any other Security Interest to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, Governmental Agency contracts, performance and return-of money bonds and other similar obligations incurred in the ordinary course of business (except as security for Indebtedness);

(j) any Security Interest securing amounts in connection with workers' compensation, unemployment insurance and other types of social security;

(k) any Security Interest on or over all or any part of the interest of any member of the Group in any joint venture to secure that member's obligations and liabilities to its co-venturers and/or the manager or operator of the joint venture or their agent, including the revenues and assets derived by the member from, or employed by the member in, the joint venture, in favour of its co-venturers;

(l) any Security Interest to secure Indebtedness in which a member of the Group has paid money or deposited securities with a trustee or depository pursuant to a defeasance arrangement relating to any Indebtedness comprising capital markets instruments issued by any member of the Group; and

(m) any other Security Interest approved in writing by the Trustee (acting upon the instructions of the Majority of Senior Creditors).

                                 Potential Event of Default means an event which, with the giving of notice or lapse of time, would become an Event of Default.

                                 Project Activity means:

(a) the acquisition, development, construction, extension, expansion or improvement of any asset in which no member of the Group has any Economic Interest as at the Debt Refinance Date; or

(b) the development, construction, extension, expansion or improvement of any asset in which a member of the Group has, at the date of the Amending Deed, an Economic Interest but in respect of which none of those activities have commenced as at the Debt Refinance Date.

Project Debt means, with respect to a project or development:

(a) Indebtedness comprising all or a substantial part of the price and/or cost of Project Activities in connection with a project or a development; or

(b)  Indebtedness incurred:

(i)  before or at the time of carrying out of Project Activities; or

(ii) within 270 days of completion of the last of the Project Activities in connection with the project or development,

20
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                                  solely for the purpose of financing
                                  or refinancing all or a substantial
                                  part of the price and/or cost of the
                                  Project Activities in connection with
                                  the project or development; or

(c) any Indebtedness incurred solely to refinance any of the above Indebtedness or incurred under any successive refinancing; or

(d) any liabilities under Derivative Transactions entered into in connection with any of the above Indebtedness or any Project Activity; or

(e) interest or amounts in the nature of interest, charges, fees, costs of any nature (including break costs or costs arising from changes in law), duties, expenses, currency indemnities, withholding taxes, indirect taxes and other similar indebtedness (however described) which, in any case, is or are incurred or payable in connection with any of the above; or

(f) any guarantee or indemnity securing payment or repayment of any of the above amounts (but not any other Indebtedness),

                                  but does not for the avoidance of doubt
                                  include, (without the consent of the Trustee, acting upon the instructions of the Majority of Senior Creditors) any Indebtedness which is used to refinance any assets which as at the date of the Amending Deed are owned by the TXUA Parent or its Restricted Subsidiaries.

Project Property means a Group member's assets used solely or predominantly in, or generated by, any Project Activities for a project or development including:

(a) assets forming part of or connected with or derived from that project or development; and

(b) proceeds derived from other Project Property relating to that project or development.

Project Vehicle means an entity which is established for the purposes of, and confines its business operations solely to, owning or producing Project Property, carrying out Project Activities and incurring Project Debt.

                                 Properties means all properties or premises leased, occupied or used or owned by an Obligor at any time.

                                 Qualifying Subordinated Debt means the
                                 principal amount (excluding capitalised
                                 interest) of any Indebtedness of the Borrower or of the TXUA Parent which is subordinated on the same terms as Junior Debt is subordinated under this deed and:

(a) in respect of which the creditor (or a trustee or agent for the creditor) has executed and delivered to the Trustee a New Creditor Accession Deed; or

(b) in respect of which the creditor (or a trustee or agent for the creditor) has either:

(i) executed and delivered to the Trustee a Deed of Subordination; or

(ii) demonstrated to the absolute satisfaction of the Trustee and in a manner approved by the Trustee that the Indebtedness is subordinated on substantially the same terms as Junior Debt is subordinated under this deed, and in respect of which the Trustee has
                                 received from lawyers reasonably approved by the Trustee a legal opinion in form and substance acceptable to the Trustee in connection with the obligations of the creditor as a subordinated creditor.

21
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                                 Recovered Money means the aggregate amount
                                 received in accordance with clause 9
                                 ("Distribution of Recovered Money") which has not been distributed under this deed.

                                 Recovered Money Distribution Date means a day on which Recovered Money is available for distribution in accordance with clause 9 ("Distribution of Recovered Money").

                                 Related Entity has the meaning it has in the Corporations Act 2001 (C'th).

                                 Relevant Junior Debt means, in respect of a Junior Creditor, the Junior Debt in respect of that Junior Creditor.

                                 Relevant Senior Creditor has the meaning given in clause 3.30 ("Funds before acting").

                                 Relevant Senior Debt means, in respect of a Senior Creditor, the Senior Debt in respect of that Senior Creditor.

                                 Required Restricted Subsidiary means any
                                 Subsidiary of the TXUA Parent that is from time to time designated as or deemed to be a "Required Restricted Subsidiary" pursuant to clause 6.5 ("Restricted and Unrestricted Subsidiary Undertakings").

                                 Restricted Subsidiary means any Subsidiary of the TXUA Parent that is designated from time to time as, or deemed to be, a "Restricted Subsidiary" pursuant to clause 6.5 ("Restricted and Unrestricted Subsidiary Undertakings") and includes, for the avoidance of doubt, any Required Restricted Subsidiary.

                                 Review Event occurs if the TXUA Parent or the Borrower becomes a Subsidiary of any entity other than TXU Corp.

                                 Security Interest means any security for the payment of money or performance of obligations including a mortgage, charge, lien, pledge, trust or power.

                                 Senior Creditors means:

(a) the Trustee;

(b) the Syndicated Facilities Agent;

(c) each Financier;

(d) each Hedge Counterparty;

(e) each Transactional Bank; and

(f) any other person who has provided Indebtedness (which does not constitute Subordinated Indebtedness) to the TXUA Parent or any of its Restricted Subsidiaries and has agreed with the Obligors and the Trustee to be bound by the terms of this deed and has executed and delivered to the Trustee a New Creditor Accession Deed in accordance with clause 14 ("Change in Creditors").

22
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                                 Senior Debt means any amount actually or
                                 contingently owing under or in connection with the Senior Finance Documents, whether or not then due and payable.

                                 Senior Finance Document means each of:

(a) this deed;

(b) the Amending Deed;

(c) the Loan Note Subscription Agreement;

(d) each Deed Poll;

(e) the Loan Notes;

(f) the Working Capital Facility Agreement;

(g) each Transactional Banking Agreement;

(h) the IPO Guarantee;

(i) each Hedge Agreement to which a Hedge Counterparty is a party;

(j) any document nominated as a Senior Finance Document in any New Creditor Accession Deed; and

(k) any other document which an Obligor and the Trustee agree in writing is to be a Senior Finance Document and any other instrument connected with any of them.

         Share means:

(a) in respect of a Senior Creditor and a day, the same proportion (expressed as a percentage (rounded (if necessary) to the nearest two decimal places)) as the proportion which the Amount Owing to that Senior Creditor on that day bears to the aggregate Amount Owing on that day to all the Senior Creditors; and

(b) in respect of a Relevant Senior Creditor and a day, the same proportion (expressed as a percentage (rounded (if necessary) to the nearest two decimal places)) as the proportion which the Amount Owing to that Relevant Senior Creditor on that day bears to the aggregate Amount Owing on that day to all the Relevant Senior Creditors.

                                 Subordinated Convertible Loan means all
                                 Indebtedness of the Partnership to the General Partner and the Limited Partners under the Subordinated Convertible Loan Agreement between TXU Australia (LP) No. 1 Limited, TXU Australia
                                 (LP) No.2 Limited, TXU Australia Holdings (AGP) Pty Ltd (as lenders) and the Partnership (as borrower), dated 13 March 2003.

                                 Subordinated Guarantee Debt means any
                                 Indebtedness of a Guarantor under a guarantee and indemnity of any Qualifying Subordinated Debt provided that the Indebtedness of the Guarantor is subordinated on the same terms as Junior Debt is subordinated under this deed and:

23
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(a) in respect of which the beneficiary of the guarantee and indemnity has executed and delivered to the Trustee a New Creditor Accession Deed; or

(b) in respect of which the beneficiary of the guarantee and indemnity has either:

(i) executed and delivered to the Trustee a Deed of Subordination; or

(ii) demonstrated to the absolute satisfaction of the Trustee and in a manner approved by the Trustee that the Indebtedness is subordinated on substantially the same terms as Junior Debt is subordinated under this deed, and in respect of which the Trustee has
                                 received from lawyers reasonably approved by the Trustee a legal opinion in form and substance acceptable to the Trustee in connection with the obligations of the beneficiary as a subordinated creditor.

                                 Subordinated Indebtedness means all
                                 liabilities of an Obligor in connection with any Indebtedness which is fully subordinated to the interests of the Senior Creditors.

                                 Subsidiary of an entity means:

(a) another entity which is a subsidiary of the first within the meaning of part
1.2 division 6 of the Corporations Act 2001 (C'th); or

(b) another entity which is a subsidiary of or otherwise controlled by the first within the meaning of any approved accounting standard; or

(c) in relation to the Partnership, a corporation which is owned or controlled by the Partnership,

                                 and for the purposes of the Transaction
                                 Documents, the Partnership will be deemed to be a Subsidiary of the TXUA Parent and a "body corporate" for the purposes of part 1.2 division 6 of the Corporations Act 2001 (C'th).

                                 Surety means a person (other than an
                                 Obligor) which at any time is liable by
                                 guarantee or otherwise alone or jointly, or jointly and severally, to pay or indemnify against non-payment of the Senior Debt or Junior Debt.

                                 Syndicated Facilities Agent means Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) or any successor agent appointed by the relevant Financiers under the Loan Note Subscription Agreement from time to time.

                                 Systems means for an entity, centralised and decentralised hardware, software and networks (including interfaces, data storage and equipment with embedded computer chips or logic) used by an entity.

                                 Taxes means taxes, levies, imposts, charges and duties imposed by any authority (including stamp and transaction duties) together with any related interest, penalties, fines and expenses in connection with them, except if imposed on the overall net income of a Creditor.

                                 Torrens Island Power Station means the
                                 Torrens Island electricity generating power stations A and B located at Torrens Island, South Australia and leased by TXU (South Australia) Pty Ltd under a lease from a South Australian Governmental Agency.

24
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                                 Total Assets means the aggregate of all assets
                                 current and non-current of the TXUA Parent and its Restricted Subsidiaries (excluding Project Property and any Economic Interest in any Project Vehicle).

                                 Total Capitalisation means, in relation to the TXUA Parent and its Restricted Subsidiaries and with respect to any Calculation Period ending on a Calculation Date, the aggregate of Consolidated Net Worth and Consolidated Senior Debt.

                                 Total Group Assets means the aggregate of all of the non-current assets (less receivables, deferred expenses, prepayments and future income tax benefits but including positive goodwill) of the TXUA Parent and its Restricted Subsidiaries (excluding Project Property and any Economic Interest in any Project Vehicle) on a consolidated basis.

                                 Total Network Assets means the aggregate of all of the non-current assets (less receivables, deferred expenses, prepayments and future income tax benefits but including positive goodwill) of the TXUA Parent and its Restricted Subsidiaries (excluding Project Property and any Economic Interest in any Project Vehicle) on a consolidated basis which are used to carry on the Networks Business.

                                 Transaction Documents means each Finance
                                 Document, the Partnership Deed, any document which an Obligor acknowledges in writing to be a Transaction Document, and any other document connected with any of them.

                                 Transactional Bank means any financial
                                 institution which provides a Transactional
                                 Banking Facility to any Obligor and which is a Financier or has agreed with the Obligors and the Trustee to be bound by the terms of this deed and has executed and delivered to the Trustee a New Creditor Accession Deed.

                                 Transactional Banking Agreement means any agreement in force from time to time between any Obligor and a Transactional Bank setting out the terms and conditions applicable to a Transactional Banking Facility.

                                 Transactional Banking Facility includes any of the following:

(a) overdraft, credit card, equipment lease, bank guarantee, insurance bond or similar facility; and

(b) payroll, cheque encashment, merchant arrangements and tape negotiation advice and same-day transaction, funds transfer, direct debit and payment and settlement facilities which are provided by a bank, and where relevant, are settled between an Obligor and that bank within the same day.

                                 Trust Fund means the amount held by the Trustee under clause 2.1 together with any other property which the Trustee acquires to hold on the trusts of this deed including, without limitation, any Security Interest which it executes after the date of this deed in its capacity as trustee of the trust established under this deed and any property which represents the proceeds of sale of any such property or proceeds of enforcement of any Security Interest.

25
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                                 TXU means TXU Corp., a corporation organised
                                 under the laws of the State of Texas, United
                                 States of America and having an office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, United States of America.

                                 TXUA means TXU Australia Pty Ltd (ACN 071
                                 611 017).

                                 TXU8 Borrower means each Restricted
                                 Subsidiary that is a Borrower under the TXU8
                                 Loan Agreement from time to time.

                                 TXUA Parent means TXU Australia Group Pty
                                 Ltd (ABN 96 104 896 497).

                                 TXU Gas Storage means TXU Gas Storage Pty
                                 Ltd (ABN 71 079 089 311) (formerly known as
                                 Western Underground Gas Storage Pty Ltd).

                                 TXU8 means TXU (No. 8) Pty Ltd
                                (ACN 085 235 776).

                                 TXU9 means TXU (No. 9) Pty Ltd
                                 (ACN 085 235 801).

                                 TXU Electricity means TXU Electricity Limited (ACN 064 651 118) (formerly known as Eastern Energy Limited).

                                 TXU Electricity 144a Notes means the notes issued by TXU Electricity under the Indenture dated 1 December 1996 between TXU Electricity and The Bank of New York, as trustee, and which are still outstanding comprising US$157,750,000 6.75% Senior Notes due 2006 and US$40,050,000
                                 7.25% Senior Notes due 2016.

                                 TXU8 Loan Agreement means the agreement dated on or about 22 February 2000 between TXU8 (as lender) and the TXU8 Borrowers (as borrowers).

                                 TXU Networks (Gas) means TXU Networks (Gas)
                                 Pty Ltd (ABN 43 086 015 036) (formerly known as Westar Pty Ltd).

                                 TXU Pty Ltd means TXU Pty Ltd (ABN 99 086
                                 014 968) (formerly known as Kinetik Energy Pty
                                 Ltd).

                                 TXU Subordinated Loan means all Indebtedness of the Partnership to TXU under the Subordinated Loan Agreement between TXU (as lender) and the Partnership (as borrower) dated 27 March 2002.

                                 TXU Torrens Island means TXU Torrens Island Pty Ltd (ABN 67 081 074 197)

                                 Unrestricted Subsidiary means any Subsidiary of the TXUA Parent that is designated as or deemed from time to time to be an "Unrestricted Subsidiary" pursuant to clause 6.5 ("Restricted and Unrestricted Subsidiary Undertakings).

                                 VENCorp means Victoria Energy Networks
                                 Corporation, a statutory authority incorporated under the Gas Industry Act 2001 (Vic).

26
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                                 Working Capital Facility Agreement means the
                                 agreement of that name between the Borrower, Australia and New Zealand Banking Group Limited and Commonwealth Bank of Australia dated on or about the date of the Amending Deed.

27.2     In this deed, unless the contrary intention appears:

         (a) a reference to this deed or another instrument includes any variation or replacement of any of them;

         (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

         (c)      the singular includes the plural and vice versa;

         (d) the word "person" includes a firm, an entity, an unincorporated association or an authority;

         (e) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

         (f) an agreement, representation or warranty on the part of or in favour of two or more persons binds or is for the benefit of them jointly and severally but an agreement or warranty of a Creditor or the Creditors binds that Creditor or Creditors severally only;

          (g) a reference to any thing (including without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually; and

          (h) an accounting term is a reference to that term as it is used in Australian Accounting Standards.

27.3 Headings are inserted for convenience and do not affect the interpretation of this deed.

27.4 If a Senior Finance Document requires or permits any act, matter or thing to be done by the Partnership, that act, matter or thing must be done by TXU Australia Holdings (AGP) Pty Ltd as general partner in the TXU Australia Holdings (Partnership) Limited Partnership and, once done, will be deemed to bind:

         (a) the TXU Australia Holdings (Partnership) Limited Partnership; and

         (b) each of the partners in the TXU Australia Holdings (Partnership) Limited Partnership in accordance with the Partnership Deed.

27
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28       Declaration of trust

28.1 The Trustee declares that it holds the sum of A$10 and will hold the Trust Fund on trust at any time for itself and the persons who are Senior Creditors at that time.

28.2 The trust established under this deed commences on the date of this deed and unless determined earlier is to end on the day prior to the eightieth anniversary of the date of this deed.

28.3 The perpetuity period applicable to the trust established under this deed is the period of 80 years commencing on the date of this deed.

28.4 The trust established under this deed is to be known as the TXU Australia Holdings Trust.

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29       Duties, Powers and Rights of Trustee

Authority of Trustee

29.1 The Trustee is appointed to enter into and act as trustee for the Senior Creditors under the Senior Finance Documents to which it is a party.

Extent of authority and obligations

29.2     Each Senior Creditor irrevocably authorises the Trustee to:

         (a) enter into the Senior Finance Documents to which it is intended to be a party; and

         (b) take action on the Senior Creditor's behalf in accordance with this deed and the other Senior Finance Documents; and

         (c) exercise the rights and carry out the obligations of the Trustee expressly set out in the Senior Finance Documents and rights, powers and discretions reasonably incidental to them.

                                 To the extent permissible by law, each Senior Creditor acknowledges that the Trustee has no obligations, duties or responsibilities except those expressly set out in the Senior Finance Documents.

Senior Creditors bound

29.3     Without limiting the liability of the Trustee contemplated by clause
         3.19 ("Exoneration of Trustee"), each Senior Creditor agrees:

         (a) to be bound by anything properly done or properly not done by the Trustee in accordance with this deed, whether or not on instructions, and whether or not the Senior Creditor gave an instruction or approved of the thing done or not done; and

         (b) any instruction given to or action taken by the Trustee in accordance with this clause 3 ("Duties, Powers and Rights of Trustee") is binding on each Senior Creditor and each Senior Creditor authorises the Trustee to give any consent and do any other matter or thing necessary or appropriate to give effect to the instruction.

Excluded roles and duties

29.4     The appointment as trustee does not mean that the Trustee:

         (a) is a trustee for the benefit of; or

         (b) is a partner of; or

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         (c) has a fiduciary duty to, or other fiduciary relationship with,

                                 any Senior Creditor, any Junior Creditor, an
                                 Obligor or any other person, except as
                                 expressly set out in any Senior Finance
                                 Document.

After consultation and instructions

29.5 If the Trustee proposes to act on any of the following matters, it agrees to:

        (a) seek instructions from the Senior Creditors on the proposal in accordance with clauses 3.6 ("Matters requiring instructions from all Senior Creditors"),
                3.7 ("Matters requiring instructions from a Majority of Senior Creditors") or 3.8 ("Matters requiring instructions from relevant Senior Creditors") (as the case may be); and

        (b) take the action contemplated (including, without limitation, Enforcement Action) if, and only if, it receives clear instructions to do so from:

                (i) all of the Senior Creditors (but in the case of a Senior Creditor that is a Financier, only a Financier to whom there is any Amount Owing, or who has a commitment to provide Indebtedness (even if subject to conditions) under any Senior Finance Document, at the relevant time) - on matters listed in clause 3.6 ("Matters requiring instructions from all Senior Creditors");

               (ii) a Majority of Senior Creditors - on matters listed in clause 3.7 ("Matters requiring instructions from a Majority of Senior Creditors");

               (iii) the relevant Senior Creditors - on the matters listed in clause 3.8 ("Matters requiring instructions from relevant Senior Creditors"); or

              (iv) either all, or a Majority of Senior Creditors - on matters which the express terms of this deed or the Amending Deed require the Trustee to act on the instructions of either all or a Majority of Senior Creditors (as the case may be).

Matters requiring instructions from all Senior Creditors

29.6 The following matters require instructions from all Senior Creditors (but in the case of a Senior Creditor that is a Financier, only a Financier to whom there is any Amount Owing, or who has a commitment to provide Indebtedness (even if subject to conditions) under any Senior Finance Document, at the relevant time):

         (a)      a change to clauses 4, 6.6(a), 6.6(b), 6.6(c), 6.6(l), 6.6(m),
                  6.6(n), 6.7,7.2 or 8 of this deed and to any defined terms used in those clauses;

         (b) subject to clause 6.5(d), a discharge or termination of the Guarantee or a release of a Guarantor from the Guarantee or of the Borrower, the Partnership or any Material Operating Subsidiary (unless the Material Operating Subsidiary is being disposed of under a disposal of assets permitted by this deed and the Material Operating Subsidiary does not satisfy paragraph (a) of the definition of "Material Operating Subsidiary") from its obligations under this deed;

        (c)       a change to the definition of Majority of Senior Creditors;
                  and

       (d) a change to clauses 3.5 to 3.9 or any provision of this deed which requires the consent, approval, agreement or instructions of all or a Majority of Senior Creditors;

       (e)        a change to clause 9 ("Distribution of Received Money");
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       (f)        a release of any property mortgaged or charged under a
                  Security Interest granted to the Trustee;

       (g) a change to this deed or any other Senior Finance Document to which the Trustee is a party which will increase the monetary obligations of the Senior Creditors; and

       (h) a change to the annexures to the Amending Deed which affects or will affect any matter contemplated by this clause 3.6 or a change to the Amending Deed (other than the annexures).

Matters requiring instructions from a Majority of Senior Creditors

29.7     The following matters require instructions from a Majority of Senior
         Creditors:

         (a) a variation of or change to this deed or any other Senior Finance Document to which the Trustee is a party other than a variation or change listed in clause 3.6 ("Matters requiring instructions from all Senior Creditors");

         (b) the exercise of the Trustee's rights in its capacity as trustee in connection with clause 7 ("Events of Default") (except clause 7.1(a) and clause 7.2(b) in the circumstances set out in clause 3.8 ("Matters requiring instructions from relevant Senior Creditors") or clause 8 ("Review Event"));

         (c) the exercise of the Trustee's rights in its capacity as trustee in connection with the Guarantee other than the discharge or termination of the Guarantee or the release of a Guarantor from the Guarantee (except in the circumstances set out in clause 3.8 ("Matters requiring instructions from relevant Senior Creditors"));

         (d) the waiver of any breach or other non-performance of obligations (other than the obligations referred to in clause
                  3.8 ("Matters requiring instructions from relevant Senior Creditors")) by an Obligor in connection with any Senior Finance Document to which the Trustee is a party or any obligation in any other Senior Finance Document incorporated by reference from this deed;

         (e) the waiver of any breach or other non-performance of obligations by a Junior Creditor in connection with this deed; and

         (f) a release of any Obligor (other than the Borrower, the Partnership or an Unrestricted Subsidiary) from its obligations under this deed unless all of the issued shares in the Obligor are being sold, transferred or otherwise disposed of to a person which is not an Obligor or a Related Entity of an Obligor and such sale, transfer or disposal is permitted under paragraph (c) or (d) of the definition of "Permitted Disposal" and does not contravene clauses 6.6(c)(i) or (ii) ("Negative undertakings - disposal of assets") and the Obligor does not satisfy paragraphs (a) or (b) of the definition of "Material Operating Subsidiary"; and

         (g) a change to the Amending Deed which affects or will affect any matter contemplated by this clause 3.7 (other than a change requiring instructions from all Senior Creditors under clause 3.6(h)).

Matters requiring instructions from relevant Senior Creditors

29.8
         (a) A waiver by the Trustee of a breach or failure by an Obligor to pay any money payable under a Senior Finance Document requires instructions from the Senior Creditor which is a party to or has the benefit of that Senior Finance Document or if more than one Senior Creditor is a party to or benefits from that Senior Finance Document, the requisite number of Senior Creditors who are required to provide corresponding instructions under that Senior Finance Document.
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         (b)      Any Senior Creditor which is a party to or has the
                  benefit of a Senior Finance Document or if there is more than one Senior Creditor which is a party to or has the benefit of a Senior Finance Document then the requisite number of Senior Creditors who are required to provide instructions under that Senior Finance Document may instruct the Trustee in the exercise of the Trustee's rights in its capacity as trustee in connection with this deed (including, without limitation, under clause 7.2(b) ("Consequences of default")) and the Guarantee following an Event of Default under clause 7.1(a) ("Events of default - payment") in respect of a payment under that Senior Finance Document.

(c)

                  (i) Nothing in this clause permits an individual Senior Creditor to instruct the Trustee individually if that Senior Creditor is represented by an agent or trustee and the ability of that Senior Creditor to give instructions or take any individual action is prohibited by any relevant Senior Finance Document.

                 (ii) If clause 3.8(c)(i) applies, the Trustee can rely on the relevant agent or trustee as representing the Senior Creditor and need not inquire into the agent's or trustee's authority.

Overriding instructions

29.9 In relation to all matters other than those under clauses 3.6 ("Matters requiring instructions from all Senior Creditors") and 3.8 ("Matters requiring instructions from relevant Senior Creditors"), a Majority of Senior Creditors may instruct the Trustee and, if they do, the Trustee agrees to act in accordance with the instructions.

Without consultation or instructions

29.10 Subject to clause 3.11 ("Trustee actions"), in any case where the Trustee does not require instructions under clause 3.5 ("After consultation and instructions") or does not receive instructions or requests under clause 3.9 ("Overriding instructions"), the Trustee may exercise its rights in its capacity as trustee for the Senior Creditors and observe its obligations in that capacity as it sees fit. It need not consult any Senior Creditor before doing so.

Trustee's actions

29.11    Whenever the Trustee:

         (a) seeks instructions from the Senior Creditors, it agrees to specify a reasonable period within which those instructions are to be given; and

         (b) receives instructions from a Majority of Senior Creditors or all of them, it agrees to follow them but only in so far as they are in accordance with this deed; and

         (c) exercises its rights in its capacity as trustee for the Senior Creditors or takes any other action, it agrees, subject to this deed, to act in the interests based upon the information which it has at the time) of the Senior Creditors taken as a whole.

Senior Creditor's instructions

29.12    Whenever a Senior Creditor gives instructions:

         (a) it must do so in accordance with this deed and within any time period specified by the Trustee for giving instructions; and

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         (b) it authorises the Trustee to give any consent or do any other thing appropriate to carry out the instructions.

                                  Whenever a Senior Creditor gives instructions which are inconsistent with the instructions of the Majority of Senior Creditors the Senior Creditor consents to the Trustee acting in accordance with the instructions of the Majority of Senior Creditors despite the Senior Creditor's instructions (unless it is a matter requiring instructions from all Senior Creditors under clause 3.6 ("Matters requiring instructions from all Senior Creditors") or relevant Senior Creditors under clause 3.8 ("Matters requiring instructions from relevant Senior Creditors") .

                                 If a Senior Creditor does not give instructions in relation to Action proposed or recommended by the Trustee within any time period specified by the Trustee, it is taken to have instructed the Trustee to take the proposed or recommended Action.

                                 The Trustee need not seek instructions from any Senior Creditor that is a Financier and to whom there is no Amount Owing and who has no commitment (whether or not subject to conditions) to provide Indebtedness under any Senior Finance Document, in each case, at the relevant time.

Trustee's obligations

29.13    The Trustee agrees:


         (a) (default and review) to notify each Senior Creditor of an Event of Default, Potential Event of Default or Review Event promptly after the Trustee becomes aware of it; and

         (b) (material notices received) to give each Senior Creditor promptly after receiving it a copy of each notice or other communication or document which is received from an Obligor in connection with this deed and which the Trustee considers material; and

         (c) (material notices given) to give each Senior Creditor promptly a copy of any notice or other communication or document which the Trustee gives an Obligor in connection with the Senior Finance Documents and which the Trustee considers material; and

         (d) (action taken) to give each Senior Creditor promptly a report on anything done after instructions from the Senior Creditors under clauses 3.5 to 3.12; and

         (e)               (default) to give:

                           (i) notice to any Obligor of the non-payment, in the
                               manner provided in a Senior Finance Document, of any money payable when due under a Senior Finance Document following receipt of written notice of such non-payment from a Senior Creditor which has failed to be paid the money when due, subject to the non-payment not having been waived and otherwise in accordance with clause 3.8
                               ("Matters requiring instructions from relevant Senior Creditors"); and

                           (ii)a copy of such notice to each Senior Creditor.
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Trustee's awareness of certain events

29.14 The Trustee is taken not to be aware of an Event of Default, Potential Event of Default or Review Event until either:

         (a) an Authorised Officer of the Trustee who is responsible for the administration of the transactions contemplated by this deed has actual knowledge of sufficient facts to ascertain that an Event of Default, Potential Event of Default or Review Event has occurred; or

         (b) the Trustee receives a notice regarding an Event of Default, Potential Event of Default or Review Event under clause 6.1(l) ("General undertakings - notify details of Event of Default, Potential Event of Default or Review Event"), stating that such an Event of Default, Potential Event of Default or Review Event has occurred.

Trustee may assume compliance

29.15 Until it becomes aware in accordance with clause 3.14 ("Trustee's awareness of certain events"), the Trustee may assume that no Event of Default, Potential Event of Default or Review Event has occurred and that the Obligors are observing all their obligations in connection with the Senior Finance Documents and need not inquire or investigate whether that is, in fact, the case.

Limit on disclosure obligations

29.16 Despite anything else in this deed, this deed does not oblige the Trustee to disclose information or provide documents relating to an Obligor or any other person if the Trustee reasonably believes that to do so would constitute a breach of law or duty of confidentiality.

No further obligations

29.17 The Senior Creditors agree that the Trustee has no obligations, other than those in clause 3.13 ("Trustee's obligations"), either initially or on a continuing basis:

         (a) to keep itself informed, or to inform a Senior Creditor, about the performance by an Obligor of its obligations under the Senior Finance Documents; or

         (b) to provide a Senior Creditor with any information or documents with respect to an Obligor (whether coming into its possession before or after accommodation is provided under the Senior Finance Documents).

Individual responsibility of Senior Creditors

29.18 Each Senior Creditor acknowledges for the benefit of the Trustee and each of its Related Entities that the Senior Creditor:

         (a)      has entered into the Senior Finance Documents; and

         (b) has made and will continue to make its own independent investigation of the business, operations, financial condition and affairs of each Obligor based on documents and information which it considers appropriate and in this regard each Senior Creditor acknowledges that the Trustee is not required to inspect, or keep under review any property or books of any Obligor; and

        (c) has made and will continue to make its own appraisal of the creditworthiness or status of affairs of each Obligor;

        (d) has made its own assessment and approval of the margin, fees and other return to be obtained under the Senior Finance Documents;
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        (e)       has informed itself and will continue to inform itself as to the performance or observance by any Obligor of its obligations under the Senior Finance Documents; and

        (f) will continue to make its own analysis and decisions (based upon the documents and information) which seem appropriate at the time, in taking or not taking any action under the Senior Finance Documents, without relying on the Trustee (in whatever capacity) or any of its Related Entities or on any other Senior Creditor or on any representation made by any of them.

Exoneration of Trustee

29.19 Neither the Trustee nor any of its respective directors, officers, employees, agents, attorneys (including an Attorney) or Related Entities is responsible or liable to any other party to this deed:

         (a) because an Obligor or another Senior Creditor fails to perform its obligations under the Senior Finance Documents or another Senior Creditor fails to provide instructions when requested by the Trustee; or

         (b)      for the financial condition or solvency of an Obligor; or

         (c) because any recital, statement, representation or warranty in a Senior Finance Document is incorrect or misleading in any respect; or

         (d) for the effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of the Senior Finance Documents or in any certificate or any document referred to in or provided for in, or received by it, or delivered under or in connection with the Senior Finance Documents; or

         (e) for acting in accordance with the instructions of a Majority of Senior Creditors or all the Senior Creditors, in accordance with this deed, or in the absence of instructions in accordance with clause 3.10 ("Without consultation or instructions"), or from refraining from acting in accordance with the instructions of a Majority of Senior Creditors or all Senior Creditors, in accordance with this deed;

         (f) for any loss or damage occurring as a result of the exercising, failing to exercise or purporting to exercise any right, power, authority, discretion or remedy of, or conferred on, the Trustee under the Senior Finance Documents; or

         (g) if it acts upon any instruction purported to have been given by a Majority of Senior Creditors or all Senior Creditors even though it may subsequently be found that there was some defect in the instruction or for any other reason the instruction was not valid or binding upon those Senior Creditors it purports to bind or upon the Trustee.

                                 Without limiting this clause 3.19 ("Exoneration of Trustee"), the Trustee is not responsible nor liable to any other party to this deed for anything done or not done in connection with the Senior Finance Documents by the Trustee or its directors, officers, employees, agents, attorneys (including an Attorney) or Related Entities except to the extent that the act or omission amounts to fraud, gross negligence or wilful misconduct by the Trustee or its directors, officers, employees, agents, attorneys (including an Attorney) or Related Entities .
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                                 Failure by the Trustee to act due to lack of
                                 instructions or lack of proper or clear
                                 instructions from a Majority of Senior
                                 Creditors or all Senior Creditors does not in itself amount to fraud, gross negligence or wilful misconduct of the Trustee.

Trustee in capacity of a Senior Creditor

29.20 If the Trustee is also a Financier or Hedge Counterparty, then in its capacity as a Financier or Hedge Counterparty it:

         (a) has the same rights, obligations, powers and discretions under the Senior Finance Documents as the other Financiers and Hedge Counterparties; and

         (b) may exercise those rights, powers and discretions and agrees to observe those obligations independently from its role as Trustee as if it were not the Trustee.

Trustee dealing in different capacities

29.21    The Trustee or a Related Entity may:

         (a) engage in any kind of banking, trust or other business with an Obligor or the Senior Creditors or any of their Related Entities; and

         (b) accept fees and other consideration from an Obligor or any of the Obligor's Related Entities for services in connection with the Senior Finance Documents or any other arrangement,

                                 despite any conflict of interest, as if it were not the Trustee and without having to account to the Senior Creditors for any income or other benefit it derives in doing so.

                                 The Senior Creditors release the Trustee or a Related Entity from any obligation it might otherwise have to them in relation to the matters set out in this clause 3.21 ("Trustee dealing in different capacities").

Notice of transfer

29.22 The Trustee may treat each Senior Creditor as the holder or obligor of the rights and obligations of that Senior Creditor for all purposes under the Senior Finance Documents until a transfer certificate (or other notice of the assignment or transfer satisfactory to the Trustee) signed by the substitute, assignee or transferee is given to the Trustee in accordance with clause 14 ("Change in Creditors").

Senior Creditor to pay over amounts received directly

29.23 If a Senior Creditor receives or recovers an amount due to it under a Senior Finance Document after the Trustee has made a declaration under clause 7.2(a) ("Consequences of default") (but not clause 7.2(b) ("Consequences of default")) or clause 8.5 ("Review Event") other than through distribution by the Trustee under this deed, then it agrees to:

         (a) notify the Trustee promptly; and

         (b) pay an amount equal to that amount to the Trustee within two Business Days after receiving it.

                                 If the Senior Creditor receives the amount by applying a set-off, the set-off occurs when the Senior Creditor records the set-off in its books of account.
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                                 The amount paid to the Trustee is to be:

         (c) taken to have been received by the Trustee and not by the Senior Creditor who receives it (and the Amount Owing of that Senior Creditor is to continue to include that amount); and

         (d) distributed by the Trustee to the parties entitled to it in accordance with their entitlements under this deed.

                                  If the Senior Creditor is obliged to make a payment under this clause 3.23, the Borrower indemnifies the Senior Creditor against loss suffered by the Senior Creditor if the liability of the entity which made the payment to the Senior Creditor is held to have been discharged despite the operation of this clause.
Pro-rata refunds

29.24 If a Senior Creditor who receives an amount referred to in clause 3.23 ("Senior Creditor to pay over amounts received directly") is obliged to refund any part of it under laws relating to Insolvency Events, then each Senior Creditor to which that amount was distributed under clause 9 ("Distribution of Received Money") agrees to pay to the Trustee (for payment to the Senior Creditor who has to make the refund) its pro rata share of the amount required to be refunded.

Proceeds of litigation

29.25 Despite clause 3.23 ("Senior Creditor to pay over amounts received directly"), where a Senior Creditor recovers an amount in legal proceedings it has brought as permitted by clause 3.21 ("Restriction on Senior Creditor's exercising rights"), the Senior Creditor may retain the recovered amount and need not pay the recovered amount to the Trustee or share it with any other party who could have joined in the proceedings (or could have taken separate proceedings) but did not.

                                 If more than one Senior Creditor takes
                                 proceedings it has brought as permitted by clause 3.21 ("Restriction on Senior Creditor's exercising rights"), the recovered amount is to be shared by each of those Senior Creditors in the proportion that the amount due for payment to it at that time bears to the total of the amounts at that time due for payment to all the Senior Creditors who take proceedings.

                                 In each case, any surplus is to be paid to the Trustee.

Amendment to Deed

29.26 Each Senior Creditor authorises the Trustee to agree with the other parties to this deed or any other Senior Finance Document to which the Trustee is a party to a variation or change to this deed or the other Senior Finance Document if:

(a) all or a Majority of Senior Creditors (as required under clauses 3.5 to 3.9) have instructed, or are taken to have instructed, the Trustee that they consent to, or approve of, the variation or change; or

(b) the Trustee is satisfied that the variation or change is made to correct a manifest error or an error of a minor nature or that the variation or change is only of a formal or technical nature.
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Senior Creditors to indemnify against non-payment

29.27 Each Senior Creditor individually in accordance with its Share indemnifies the Trustee against the non-receipt of a payment from the Obligors and the Costs incurred by the Trustee in funding the amount not paid, if the Trustee:

         (a) reasonably claims a payment from the Borrower under clause 12 ("Costs, charges, expenses and indemnities") or from any other Obligor under a corresponding provision of any other Senior Finance Document to which the Trustee is a party; and

         (b)      does not receive it within seven days after the claim is made,

                                 provided that if the payment and Costs relate to a claim by the Trustee for payment on account of one or more Senior Creditors, only each of those Senior Creditors must indemnify the Trustee in the proportion which the Amount Owing to each of them bears the total Amount Owing to all of those Senior Creditors.

                                 Each Senior Creditor agrees to pay amounts due under this indemnity to the Trustee within 3 Business Days of demand from the Trustee.

The Borrower's back-to-back indemnity

29.28 The Borrower indemnifies each Senior Creditor against any liability or loss arising from, and any Costs incurred in connection with, the Senior Creditor making a payment under clause 3.27 ("Senior Creditor's to indemnify against non-payment").


                                 The Borrower agrees to pay amounts due under this indemnity to the Trustee on demand from the Trustee.

Funds before acting

29.29 If the Trustee proposes to exercise a right arising in its capacity as trustee for the Senior Creditors or take any Action (whether or not at the instruction of a Majority of Senior Creditors or all Senior Creditors) in accordance with this deed and the Trustee reasonably considers this could result in the Borrower or any other Obligor becoming obliged to pay to the Trustee an amount under clause 12 ("Costs, charges, expenses and indemnities") or under a corresponding provision of any other Senior Finance Document to which the Trustee is a party, as the case may be, the Trustee:

         (a) may request the Senior Creditors (or only the relevant Senior Creditors ("Relevant Senior Creditors") in connection with any action under clause 3.8 ("Matters requiring instructions from relevant Senior Creditors") or clause 7.2(b) ("Consequences of default") or clause 8.5 ("Review Event") of this deed) to place it in funds at least equal to the amount the Trustee reasonably determines would be the Borrower's liability; and

         (b) need not act until the Senior Creditors or Relevant Senior Creditors (as the case may be) do so.

                                 Each Senior Creditor or Relevant Senior
                                 Creditor (as the case may be) agrees to fund the Trustee rateably in accordance with its Share.

If a Senior Creditor does not fund

29.30 If a Senior Creditor or a Relevant Senior Creditor (as the case may be) does not fund the Trustee under clause 3.29 ("Funds before acting") within a period determined by the Trustee to be reasonable, then the Trustee agrees to promptly request each other Senior Creditor or other Relevant Senior Creditor (as the case may be) to fund the defaulting Senior Creditor's share. If one or more other Senior Creditors or Relevant Senior Creditors (as the case may be) agree to fund the defaulting Senior Creditor's or Relevant Senior Creditor's (as the case may be) share, then the obligations of the Senior Creditors or Relevant Senior Creditors (as the case may be) under clause 3.29 ("Funds before acting") are taken to be satisfied. Each Senior Creditor agrees that:
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         (a)      a payment by a Senior Creditor to the Trustee under this
                  clause 3.30 constitutes a loan by the Senior Creditor to the defaulting Senior Creditor; and

         (b) the loan accrues interest at the rate and in the manner notified by the paying Senior Creditor to the defaulting Senior Creditor and the Trustee.

                                 The defaulting Senior Creditor agrees to pay to the Trustee (for the account of each funding Senior Creditor) on demand from the Trustee the loan principal and interest on each loan.

Borrower's costs obligation not affected

29.31 A payment by a Senior Creditor under clauses 3.27 ("Senior Creditor's to indemnify against non-payment"), 3.29 ("Funds before acting") or
         3.30 ("If a Senior Creditor does not fund") does not relieve the Borrower of its obligations under clause 12 ("Costs, charges, expenses and indemnities") or any other Obligor of its obligations under any corresponding provisions of any other Senior Finance Document.

Compliance may be assumed

29.32 In relation to any act of the Trustee, neither the Obligors nor the Junior Creditors may enquire:

         (a) whether the Trustee needed to consult or has consulted the Senior Creditors; or

         (b) whether instructions have been given to the Trustee by a Majority of Senior Creditors or all Senior Creditors; or

         (c) about the terms of any instructions.

                                 As between the Trustee and the Obligors, all action taken by the Trustee under the Senior Finance Documents is taken to be authorised under this deed unless the Borrower has actual notice to the contrary.

                                 As between the Trustee and the Junior
                                 Creditors, all action taken by the Trustee under this deed is taken to be authorised by the Senior Creditors unless the Junior Creditors have actual notice to the contrary.

Trustee is not responsible for Senior Creditor's breach

29.33 The Trustee is not responsible to the Obligors if a Senior Creditor does not observe its obligations under the Senior
         Finance Documents.

Delegation by Trustee

29.34

         (a) The Trustee may employ agents, contractors and attorneys and may delegate any of its rights or obligations in its capacity as trustee for the Senior Creditors without notifying the Senior Creditors of the delegation.

         (b) The Trustee may act on the opinion, certificate or advice of or information obtained from, any agent or contractor appointed by it under this clause 3.34.

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Trustee may rely on communications and opinions

29.35    In relation to the Senior Finance Documents, the Trustee may rely:

         (a) on any communication or document it believes to be genuine and correct and to have been signed or sent by the appropriate person; and

         (b) as to legal, accounting, taxation or other professional matters, on opinions and statements of any legal, accounting, taxation or professional advisers used by it.

Force majeure

29.36 Despite any other provision of this deed, the Trustee need not act (whether or not on instructions from one or more of the Senior Creditors) if it is impossible to act due to any cause beyond its control (including war, riot, natural disaster, labour dispute, or law taking effect after the date of this agreement). The Trustee agrees to notify each Senior Creditor promptly after it determines that it is unable to act.

No responsibility for force majeure

29.37 The Trustee has no responsibility or liability for any loss or expense suffered or incurred by any party as a result of its not acting for so long as the impossibility under clause 3.36 ("Force majeure") continues. However, the Trustee agrees to make reasonable efforts to avoid or remove the causes of non-performance and agrees to continue performance under this deed promptly when the causes are removed.

Authority to Execute

29.38 Each other party to this deed irrevocably authorises the Trustee to execute any New Obligor Accession Deed signed by a new
         Obligor on its behalf.

Restriction on Senior Creditors exercising rights

29.39 A Senior Creditor may exercise a right in respect of a matter referred to in clauses 3.5 to 3.12 against an Obligor under any Senior Finance Document independently of the Trustee only if:

         (a)      the Trustee has been instructed in accordance with clauses
                  3.5 to 3.12 to exercise the right; and

         (b) the Trustee has not done so within a reasonable time (and then only if any request by the Trustee under clause 3.29 ("Funds before acting") for funds in connection with the exercise has been complied with), and subject to the Senior Creditor being permitted to exercise such a right under any relevant agency provisions which may apply to the Senior Creditor under any Senior Finance Document other than this deed.

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30       Subordination

Subordination

30.1 Despite any other agreement between a Junior Creditor and an Obligor but except as permitted by clauses 4.6 ("Junior Creditor Undertakings") and 4.7 ("Permitted Junior Creditor Payments"), each party agrees with each other party that no part of the Junior Debt is due for payment or capable of being declared due for payment unless:

         (a) the Senior Debt is satisfied or repaid in full; or

         (b) an Event occurs; or

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         (c) that Junior Debt is refinanced by Qualifying Subordinated Debt or
             Consolidated Senior Debt.

Rights and obligations following an Event

30.2     If an Event occurs, then the Junior Debt is payable immediately.

30.3 If an Event occurs, then each Junior Creditor agrees, on request from the Trustee, to:

         (a) prove for the whole of its Relevant Junior Debt; and

         (b) immediately send to the Trustee a copy of its notice of proof.

30.4 A Junior Creditor may not prove for its Relevant Junior Debt except following a request from the Trustee under clause 4.3.

30.5 Except as permitted by clause 4.7 ("Permitted Junior Creditor Payments"), if a Junior Creditor receives or recovers any money on account of that Junior Creditor's Relevant Junior Debt or any amount is paid to any person in connection with that Junior Creditor's Relevant Junior Debt including, without limitation, to an assignee of that Junior Creditor's Relevant Junior Debt, whether by way of repayment, satisfaction or otherwise and whether from an Obligor or from any other person, including, without limitation, a liquidator, provisional liquidator or administrator of an Obligor, then that Junior Creditor agrees forthwith to pay to the Trustee for the account of the Senior Creditors, without the need for any demand, an amount equal to the lesser of the full amount so received, recovered or paid and the full amount of the Senior Debt at that time.

Junior Creditor Undertakings

30.6 A Junior Creditor may not, without the prior written consent of the Trustee or, following the occurrence of an Event of Default, except as directed by the Trustee:

         (a) directly or indirectly demand payment of, sue for, accept payment or repayment of (except for demands, suits, payments or repayments which are permitted under clause 4.7 ("Permitted Junior Creditor Payments")) or in any way allow by reduction of an Obligor's assets or otherwise, the discharge, satisfaction or extinguishment of its Relevant Junior Debt; or

         (b) vary or amend any agreement or document under which an Obligor's obligations in respect of its Relevant Junior Debt arise if such variation or amendment would result in its Relevant Junior Debt ceasing to be subordinated to the Senior Debt on the terms of this clause 4 ("Subordination"); or

         (c) set off its Relevant Junior Debt against any Indebtedness of the Junior Creditor to the Obligor; or

         (d) assign, charge or otherwise deal with its Relevant Junior Debt unless the assignee, chargee or other person to the dealing (or its trustee or agent) has agreed to be bound as a Junior Creditor under this deed and has executed and delivered to the Trustee a New Creditor Accession Deed or a Deed of Subordination; or

         (e) accept the benefit of any guarantee in respect of its Relevant Junior Debt other than a guarantee which creates Subordinated Guarantee Debt; or

         (f) suffer to exist or take a Security Interest to secure payment of its Relevant Junior Debt; or

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         (g)      borrow or raise money from or otherwise become indebted to an
                  Obligor, except in relation to

                  (i) deposits made with a Junior Creditor, being a deposit taking financial institution, in the ordinary course of business; or

                  (ii)  the ALP Loan Agreement; or

         (h)      convert any Junior Debt into shares in an Obligor.

Permitted Junior Creditor Payments

30.7     So long as:

         (a)      no Senior Debt is due and payable but unpaid; and

         (b) no Event of Default or Potential Event of Default has occurred and is subsisting (or would occur as a result of the relevant payment),

                                 an Obligor may pay, prepay, repay, satisfy or discharge, and a Junior Creditor may receive and retain, payments of interest, payments, prepayments or repayments of principal and any other amounts which are due and owing on the Junior Debt (other than on any Subordinated Guarantee Debt) not earlier than the date the same are due in accordance with or as contemplated by, and in the amounts contemplated by, the terms of the Junior Finance Documents and the Junior Creditors may make demands in respect of, or so as to establish a liability to pay, any amount so permitted to be paid.

30.8 Except as permitted by clause 4.7 ("Permitted Junior Creditor Payments") or with the prior written consent of the Trustee or, following the occurrence of an Event of Default, as directed by the Trustee, a Junior Creditor may not take any action to recover the Relevant Junior Debt including, without limitation, by:

         (a) voting for the winding up of an Obligor; or

         (b) requisitioning a meeting to consider:

             (i)   a resolution for the winding up of an Obligor; or

             (ii)  a scheme of arrangement for an Obligor; or

             (iii) a resolution for the appointment of an administrator to an
                   Obligor; or

         (c) applying to the court to wind up an Obligor.

30.9 If a liquidator, provisional liquidator or administrator of an Obligor sets off against the Relevant Junior Debt any amounts in respect of which a Junior Creditor is indebted to the Obligor, then the Junior Creditor indemnifies the Senior Creditors against Loss they suffer because the amount set off is not part of its Relevant Junior Debt.

Obligors

30.10    Each Obligor may not, without the consent of the Senior Creditors:

         (a) permit or suffer any guarantee, indemnity or guarantee and indemnity to be given in respect of the Junior Debt other than a guarantee or guarantee and indemnity which creates Subordinated Guarantee Debt; or

41
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         (b)      suffer to exist or grant a Security Interest to secure payment of the Junior Debt; or

         (c) directly pay (except for payments or repayments which are permitted under clause 4.7 ("Permitted Junior Creditor Payments")) or in any way reduce the Obligor's assets to discharge the Junior Debt; or

         (d) vary or amend any agreement or document under which the Obligor's obligations in respect of its Junior Debt arise if such variation or amendment would result in its Junior Debt ceasing to be subordinated to the Senior Debt on the terms of this clause 4 ("Subordination"); or

        (e) set off the Junior Debt against any Indebtedness of the Junior Creditor to the Obligor; or

        (f) enter into any arrangement which results in the Junior Debt not being subordinated to the Senior Debt on the terms of this clause 4 ("Subordination"); or

        (g) create, grant, extend or permit to subsist or be imposed any Security Interest ranking in priority to, equally with or subsequent to the Senior Debt or any Security Interest for the Senior Debt; or

        (h) be the creditor in respect of any borrowing or money raised or other indebtedness by a Junior Creditor, except in relation to:

                  (i) deposits made with a Junior Creditor in the ordinary course of business; or

                  (ii)  the ALP Loan Agreement; or

        (i)       convert any Junior Debt into shares in that Obligor.

30.11 Except as permitted under clause 4.7 ("Permitted Junior Creditor Payments"), each Obligor agrees to notify the Trustee immediately if it receives a demand whether direct or indirect for payment of any of the Junior Debt.

Revocation of Approvals

30.12 Any approval given by the Trustee in connection with this deed immediately terminates if:

(a) a Junior Creditor or an Obligor defaults under this deed; or

(b) the Obligor is unable to pay its debts as they fall due; or

(c) an Event occurs; or

(d) the Trustee demands payment of the Senior Debt from an Obligor in accordance with the Senior Finance Documents.

Preservation of Senior Creditor's Rights

30.13 No obligation of a Junior Creditor arising under this deed is released or abrogated, prejudiced or affected by any act matter or thing that a Senior Creditor may do or omit to do which but for this provision would or might release, abrogate, prejudice or affect the obligations of the Junior Creditor including, without limitation:

(a) the granting of time, credit or any indulgence or concession to an Obligor or any Surety by the Trustee or a Senior Creditor or by any compounding or compromise, release, abandonment, waiver, variation, relinquishment, renewal or transfer of any securities, documents of title, assets or any rights of a Senior Creditor against an Obligor or any Surety of any other person or by neglect or omission to enforce any such rights;

42
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(b) the liquidation, receivership, official management or administration of an
Obligor, any Junior Creditor or any Surety which is an entity or the bankruptcy or death of any Surety who is a natural person, or any Junior Creditor or an Obligor or any Surety entering into any compromise or assignment of property or scheme of arrangement or composition of debts or scheme of reconstruction;

(c) any person giving a guarantee or other Security Interest in respect of all or any of the Senior Debt;

(d) failure by an Obligor or any Surety or any other person to provide any Security Interest which ought to be provided or to have been provided under any agreement in respect of all or any part of the Senior Debt;

(e) any alteration, addition or variation to any agreement in respect of all or any part of the Senior Debt;

(f) any Security Interest held or taken at any time by a Senior Creditor for all or any part of the Senior Debt being void, defective or informal;

(g) an Obligor or any Surety being discharged from its obligation to pay all or any of the Senior Debt otherwise than by payment or satisfaction of those moneys to a Senior Creditor; or

(h) a Junior Creditor being discharged from its obligations to a Senior Creditor under this deed.

30.14 If a Senior Creditor holds any other Security Interest for or right in respect of all or any of the Senior Debt, then:

(a) the Senior Creditor need not resort to that other Security Interest or right before enforcing its rights under this deed; and

(b) the liability of each Junior Creditor under this deed is not affected by reason that the other Security Interest or right is or may be wholly or partly void or unenforceable.

30.15 This deed does not prejudicially affect and is not prejudicially affected by any Security Interest or guarantee held by a Senior Creditor either at the date of this deed or at any subsequent time.

30.16 Nothing contained in this deed merges, discharges, extinguishes, postpones, lessens or prejudices any Security Interest now held or which may subsequently be held or taken by a Senior Creditor for payment of any of the Senior Debt. Nor does this deed or any Security
       Interest:

(a) affect:

(i) any right or remedy which the Senior Creditor now has or subsequently may have or be entitled to by law, equity or statute against any other person as surety or on any bill of exchange, promissory note, letter of credit or other negotiable instrument; or

            (ii) security to the Senior Creditor for all or part of the Senior
                 Debt; or

(b) operate as a payment of the Senior Debt until the same has been actually paid in cash.

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                                 Nothing in any Security Interest and no other
                                 right or remedy which a Senior Creditor has or subsequently may have apart from this deed discharges, extinguishes, postpones, lessens or otherwise prejudices this deed. A Senior Creditor is not under any obligation to resort to any Security Interest in priority to this deed.

30.17 The subordination under this deed is a continuing subordination and remains in full force until payment in full of the Senior Debt.

Power of Attorney

30.18 Each Junior Creditor irrevocably appoints the Trustee and each Authorised Officer of the Trustee severally as its attorney.

30.19   Each attorney may:

(a) in the name of the Junior Creditor or the attorney do anything which the Junior Creditor may lawfully do to exercise a right of proof of the Junior Creditor following an Event occurring (including, without limitation, executing deeds and instituting, conducting and defending legal proceedings and receiving any dividend arising out of that right); and

(b) delegate its powers (including, without limitation, this power of delegation) to any person for any period and may revoke a delegation; and

(c) exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers.

30.20 The Junior Creditor agrees to ratify anything done by an attorney or its delegate in accordance with clause 4.19 ("Power of Attorney").

30.21 The Junior Creditor may not exercise the right of proof referred to in clause 4.19 independently of the attorney.

Corporations Act 2001 (C'th)

30.22 This clause 4 ("Subordination") is intended to operate as a "debt subordination" (as defined in section 563C(2) of the Corporations Act 2001 (C'th)) by each Junior Creditor.

TXU

30.23 The parties acknowledge that the only obligations incurred by TXU in entering into this deed are as a Junior Creditor and that if the TXU Subordinated Loan is fully repaid as permitted by this deed, then upon request in writing from TXU, attaching a certificate from the Partnership that all moneys owing under the TXU Subordinated Loan have been fully repaid, the Trustee (without requiring instructions from the Senior Creditors) shall release TXU as a party to this deed.

Notice to Junior Creditors

30.24 Each Obligor undertakes to notify the relevant Junior Creditors as soon as it becomes aware of:

         (a) any Senior Debt being due and payable but unpaid; or

         (b) the occurrence of any Event of Default, Potential Event of Default or Review Event.

44
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31       Representations and warranties

Representations and warranties

31.1 Each Obligor represents and warrants (except in relation to matters disclosed to the Trustee by the Obligor and accepted by the Trustee in writing) that:

         (a) (incorporation and existence) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

         (b) (power) it has power (including, without limitation, power under the Partnership Deed, in the case of the Partnership) to enter into the Transaction Documents to which it is a party and observe its obligations under them; and

        (c) (authorisations) it has in full force and effect the Authorisations necessary for it to enter into the Transaction Documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

        (d) (validity of obligations) its obligations under the Transaction Documents to which it is a party are valid and binding and are enforceable against it in accordance with their terms except to the extent limited by equitable principles and laws affecting creditors' rights generally; and

        (e) (no contravention or exceeding power) the Transaction Documents to which it is a party and the transactions under them which involve it do not:

                (i)   contravene its constituent documents (if any); or

                (ii) contravene any law or obligation by which it is bound or to which any of its assets are subject which has or is likely to have a Material Adverse Effect; or

               (iii) cause a limitation on its powers or the powers of its directors to be exceeded; and

         (f)   (consolidated accounts):

               (i) the audited consolidated Financial Statements for the Partnership and its Subsidiaries for the year ended 31 December 2002 given to the Trustee are a true and fair statement of the financial position of the Partnership and its Subsidiaries as at the date to which they are prepared and disclose or reflect all actual and contingent liabilities as at that date; and

               (ii) thereafter, the most recent audited consolidated Financial Statements for the Group last given to the Trustee are a true and fair statement of the financial position of the Group as at the date they are prepared and disclose or reflect all of the actual and contingent liabilities of the Group as at that date;

         (g) (no material change) there has been no change in the financial position of the Group) since the date to which the consolidated Financial Statements last given to the Trustee under (f)(i) or (f)(ii) were prepared which is likely to have a Material Adverse Effect; and

         (h) (Event of Default) no Event of Default which has not been waived or (to the best of its knowledge, information and belief having made due enquiry) Potential Event of Default, (except if notice of that Potential Event of Default has been given to the Trustee) continues unremedied; and

45
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         (i)     (default under law - Material Adverse Effect) it is
                 not in default under any Transaction Document to which it is a party or in breach of a law or obligation affecting it or its assets in a way which has or is likely to have a Material Adverse Effect; and

         (j) (litigation) there is no proceeding or any pending or (to the best of its knowledge, information and belief having made due enquiry) threatened proceeding affecting it, or any other Restricted Subsidiary or any of its or their assets before a court, Governmental Agency, commission or arbitrator which could reasonably be expected to result in a Material Adverse Effect; and

         (k) (not a trustee) it does not enter into any Transaction Document as trustee; and

         (l) (ownership of property) it is the beneficial owner of and has good title to all property held by it or on its behalf and all undertakings carried on by it free from Security Interests other than Permitted Security Interests; and

         (m) (benefit) it benefits by entering into the Transaction Documents to which it is a party; and

         (n) (solvency) no Insolvency Event has occurred and is continuing in respect of it or any other Restricted Subsidiary; and

         (o) (Chapter 2E) it has not contravened and will not contravene sections 208 or section 209 of the Corporations Act 2001 (C'th) by it entering into any Transaction Document or participating in any transaction in connection with a Transaction
                 Document; and

         (p) (no immunity) it has no immunity from the jurisdiction of a court or from legal process; and

         (q) (information) to the best of its knowledge and belief, having made due enquiry, all historical information provided to each Senior Creditor or a Related Entity of any of them by or on behalf of an Obligor in connection with the Transaction Documents is true and accurate in all material respects as at the date when such information was provided and, to the best of its knowledge, there are no material facts or circumstances which have not been disclosed to each Senior Creditor and which, if disclosed, might reasonably be expected to significantly adversely affect the decision of a person considering whether to provide financial accommodation to an Obligor and all forecasts and projections have been made in good faith; and

         (r)      (shareholdings):

                  (i) the TXUA Parent directly or indirectly owns or controls all of the issued shares in the Borrower and each Obligor; and

                 (ii) the TXUA Parent or the Borrower directly or indirectly owns and controls all of the issued shares in each other Obligor (other than TXUA Parent); and

        (s)      (Obligors) the TXUA Parent, the Partnership, the
                 Borrower and each Guarantor are Obligors; and

        (t) (ranking) its obligations under the Senior Finance Documents to which it is a party rank in all respects:
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                  (i)  at least equally with all its other unsecured and
                       unsubordinated indebtedness (actual or contingent and whether present or future), except liabilities mandatorily preferred by law; and

                 (ii) in terms of repayment or payment in winding up, in priority to all Subordinated Indebtedness and other Junior Debt; and

        (u) (taxation) to the best of its knowledge, information and belief having made due enquiry, the TXUA Parent and the Restricted Subsidiaries have complied with all material taxation laws in all jurisdictions in which they are subject to Taxes, and have paid all material Taxes due and payable by them, other than Contested Taxes; and

        (v) (insurance) all insurances considered appropriate by each Obligor and the Trustee and which are available on reasonable and commercial terms to that Obligor's:

                  (i) business, assets and operations, including loss of revenue arising from loss or damage to its own assets or the assets of all suppliers or customers; and

                  (ii) public liability in regard to all operations in respect of general and products liability, including the failure of gas supply liability, bushfire liability; and

                 (iii)  professional indemnity liability; and

                 (iv)   directors and officers liability,

                  have been effected and are in full force and effect, it has not made any material misstatement or misrepresentations or omitted to disclose any material facts to the insurers or their agents in relation thereto and it is not aware of any reason giving rise to any right or likelihood that any such policies may be terminated or that any insurers thereunder will refuse to pay any claim when made; and

        (w) (intellectual property) it owns, or has the right and licence to use, all trade secrets, confidential information, know-how, patents, trade marks, designs (whether registered or unregistered), copyright, and computer programs necessary for the conduct of the Core Business; and

        (x) (Environmental Laws) the occupation, use and development of each of its Properties complies with all Environmental Laws and all Authorisations required under any Environmental Law relating to those Properties are in full force and effect other than non-compliances which are neither likely to have a Material Adverse Effect nor likely to create any potential liability for the Senior Creditors; and

        (y) (Authorisations) all material Authorisations required for the Core Business:

                  (i)   have been validly issued and obtained; and

                  (ii)  are in full force and effect; and

        (z) (no default) no circumstance has arisen or is likely to arise which, in all the circumstances, is likely to result in the revocation, cancellation, recision, termination or suspension of any material Authorisation required for the Core Business which if revoked, cancelled, rescinded, terminated or suspended would be likely to have a Material Adverse Effect; and

        (aa) (only conducts the Core Business) it does not carry on any business activities other than activities in connection with the Core Business; and
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        (bb)      (partnership) for so long as the Partnership is an Obligor, the Partnership is a limited partnership established pursuant to the Partnership Deed and within the meaning of and validly constituted and existing and registered under Part 3 of the Partnership Act 1958 of Victoria.

Continuation of representations and warranties

31.2 The representations and warranties in clause 5.1 ("Representations and warranties") are taken also to be made on the date of each Drawdown Notice and on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(h) ("General undertakings - compliance certificate") of this deed by reference to the then current circumstances. Each Obligor agrees to notify the Trustee of anything that happens that would mean it could not truthfully repeat all its representations and warranties in clause 5 ("Representations and warranties") on the date of each Drawdown Notice, on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(h) ("General undertakings - compliance certificate") of this deed by reference to the then current circumstances. A notification under this clause does not limit the Trustee's rights under clause 7 ("Events of Default").

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32       Undertakings

General undertakings

32.1    Each Obligor undertakes to:

        (a) (accounting records) keep proper accounting records and ensure that each of its Subsidiaries does the same; and

        (b) (information) give the Trustee any document or other information that the Trustee reasonably requests from time to time; and

        (c) (copies) give the Trustee sufficient copies of any communication or document it is required to give the Trustee so as to enable the Trustee to give one copy to each Senior Creditor; and

        (d) (status certificates) on reasonable request from the Trustee if the Trustee considers in good faith that an Event of Default, Potential Event of Default or Review Event may have occurred, give the Trustee a certificate signed by two of its directors which states whether an Event of Default or Potential Event of Default continues unremedied or whether a Review Event has occurred; and

        (e) (maintain Authorisations) obtain and renew on time and comply with the terms of, each Authorisation necessary for it to enter into the Transaction Documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

        (f) (annual consolidated accounts) give the audited consolidated Financial Statements of the Group for each Financial Year to the Trustee as soon as practicable and in any event by no later than 120 days after the end of that Financial Year (other than in relation to the annual consolidated Financial Statements referred to in clause 5.1(f)(i) which are in relation to the Partnership and its Subsidiaries); and

        (g)   (half yearly consolidated accounts) give the
              unaudited consolidated Financial Statements of the
              Group for the first half of each Financial Year to
              the Trustee as soon as practicable and in any event
              by no later than 90 days after the end of that half
              year; and
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             (i)  (special purpose - audited financial statements) give to the Trustee an audited set of special purpose financial statements for each of the TXUA Parent's
                   Unrestricted Subsidiaries for each Financial Year at the same time as the provision of the audited consolidated Financial Statements of the Group (under clause 6.1(f)), provided that where there is a grouping of Unrestricted Subsidiaries carrying on the same Project Activity, then such financial statements shall be provided on a consolidated basis for that group of Unrestricted Subsidiaries;

             (ii) (special purpose - unaudited financial statements) give to the Trustee an unaudited set of special purpose financial statements of the TXUA Parent's Unrestricted Subsidiaries for the first half of each Financial Year at the same time as the provision of the unaudited half year consolidated Financial Statements of the Group (under clause 6.1(g)), provided that where there is a grouping of Unrestricted Subsidiaries carrying on the same Project Activity, then such financial statements shall be provided on a consolidated basis for that group of Unrestricted Subsidiaries;

             (iii) (Restricted Subsidiaries and Non-Recourse Debt)in the
                   event that any of the Restricted Subsidiaries incurs any Non-Recourse Debt, then also give to the Trustee:

                         (A) an audited set of special purpose financial statements for each Project Activity of the TXUA Parent and its Restricted Subsidiaries for each Financial Year, at the same time as the provision of the audited consolidated Financial Statements of the Group for the same period (under clause 6.1(f)), provided that where there is a grouping of Restricted Subsidiaries carrying on the same Project Activity, then such financial statements shall be provided on a consolidated basis for that group of Restricted Subsidiaries; and

                         (B) an unaudited set of special purpose financial statements for each Project Activity of the TXUA Parent and its Restricted Subsidiaries for the first half of each Financial Year at the same time as the provision of the unaudited consolidated Financial Statements of the
                               Group for the same period (under clause 6.1(g)), provided that where there is a grouping of Restricted Subsidiaries carrying on the same Project Activity, then such financial statements shall be provided on a consolidated basis for that group of Restricted Subsidiaries; and

        (h) (compliance certificate) give to the Trustee at the same time as it is required to give the Trustee the audited consolidated Financial Statements of the Group (under clause 6.1(f)) for each Financial Year and the unaudited consolidated Financial Statements of the Group for the first half of each Financial Year, a certificate which must:

              (i)   be signed by an Authorised Officer of the Borrower; and
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              (ii)  set out in reasonable detail the computations and
                    financial and other information necessary to establish compliance by the Borrower with the financial undertakings in clause 6.7 ("Financial Undertakings"); and

             (iii) state whether any Event of Default or (to the best of its knowledge, information and belief having made due enquiry) Potential Event of Default or Review Event has occurred and is subsisting; and

             (iv) in the case of the certificate delivered in connection with the Financial Statements of the Group for the end of a Financial Year, be confirmed in writing by its auditors as being correct so far as it relates to compliance by the Borrower with the financial undertakings in clause 6.7 ("Financial Undertakings"); and

              (v) state that the Partnership, the Borrower and TXU Electricity are in compliance with their obligations under clause 6.2 ("Hedge Undertakings"); and

              (vi) state who are the Restricted Subsidiaries and Unrestricted Subsidiaries and in the case of the Unrestricted Subsidiaries state when they were designated as Unrestricted Subsidiaries; and

        (i)   (Financial Statements) ensure that the Financial
               Statements and other financial statements referred to above:

               (i) are prepared in accordance with Australian Accounting Standards; and

               (ii) at the time of delivery, give a true and fair view of the state of affairs of the Group as at the date on which, and for the period in respect of which, they are prepared or an explanation of any divergence between the Financial Statements as presented and such a true and fair view; and

        (j) (incorrect representation or warranty) immediately upon becoming aware notify the Trustee if any representation or warranty made by it or on its behalf in connection with a Senior Finance Document is found to be materially incorrect or misleading; and

        (k) (ensure no Event of Default) do everything within its powers necessary to ensure that no Event of Default occurs; and

        (l) (notify details of Event of Default, Potential Event of Default or Review Event) if an Event of Default, Potential Event of Default or Review Event occurs, upon becoming aware, notify the Trustee giving full details of the event and, if applicable, any step taken or proposed to remedy it; and

        (m) (litigation) promptly notify the Trustee in writing and in reasonable detail, and keep the Trustee informed, of any litigation or administrative or arbitration or other proceedings before or of any Governmental Agency, court, commission or arbitrator taking place, commenced, pending or, to the best of its knowledge, threatened against the Group or any of its assets which has or is likely to have a Material Adverse Effect; and

        (n) (constitution) promptly notify the Trustee of any proposal to materially change its constitution (other than a change in its constitution which is required as a result of the IPO); and

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        (o)      (environmental matters) promptly notify the Trustee
                 of any breach or potential breach of any Environmental Law or other law or of any complaint or the issuing of any proceedings or notice or requirements against or upon it in respect of, or which is or is likely to result in, any potential environmental liability or contravention of any Environmental Law which has or would have a Material Adverse Effect; and

        (p) (regulatory) provide notice to the Trustee as soon as it becomes aware of:

                 (i) any proposed or actual revocation, cancellation, rescission, termination or suspension of any material Authorisation required for the Core Business which has or is likely to have a Material Adverse Effect;

                (ii) any material breach of any material Authorisation required for the Core Business to which it is a party which has or is likely to have a Material Adverse Effect; and

       (q) (Core Business) engage only in, and continue to engage only in, activities which relate to the Core Business; and

       (r) (Authorisation) comply with its obligations under all material Authorisations and take all necessary steps to remedy any breach of any material Authorisation or law where such breach has or is likely to have a Material Adverse Effect; and

       (s) (Infrastructure) protect, keep, maintain and preserve the Infrastructure in good working order and condition and renew or replace when worn out, obsolete or destroyed all present or future components of the Infrastructure which are necessary for the conduct of the Core Business; and

       (t) (good standing) maintain its good standing, ensure that it remains entitled to carry on business and own property in each jurisdiction in which such entitlement is necessary; and

       (u) (laws) comply and procure that all other Restricted Subsidiaries comply at all times with the requirements of all applicable laws and the lawful orders or decrees of any Governmental Agency where failure to comply is likely to have a Material Adverse Effect; and

       (v) (Authorisations) promptly obtain, maintain and renew on time each material Authorisation required for the Core Business where failure to do so would or is likely to have a Material Adverse Effect; and

       (w) (Taxes) pay when due all Taxes payable by it, other than Contested Taxes; and

       (x) (business) ensure that the business of the Material Operating Subsidiaries is conducted in a proper and efficient manner in accordance with prudent business practices and in accordance with Good Operating Practice; and

       (y) (intellectual property) take all reasonable steps to maintain, preserve and protect all copyrights, patents, trade marks (whether registered or common law marks), trade names, trade secrets, confidential information, know-how and other intellectual property reasonably required for its business in accordance with normal prudent business practices; and

        (z)      (insurance)

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                 (i)  keep all of its property and assets insured to the
                      extent it is insurable on reasonable and commercial terms with insurers and on terms approved by the Trustee (which approval may not be unreasonably withheld):

                                (A)    for its full insurable value
                                       on a replacement and reinstatement
                                       basis and revenue in respect of
                                       revenue less variable
                                       expenses; and

                                (B)    such insurance to be against fire,
                                       explosion and other risks which
                                       a prudent owner of property of a
                                       similar type to that being
                                       insured would insure and any
                                       other risks reasonably
                                       specified by the Trustee with a
                                       policy sum insured of not
                                       less than the aggregate of the
                                       value of assets and insurable
                                       revenue; and

                 (ii) maintain insurance for general and products liability including failure to supply (but only for failure to supply which is attributable to the actions or omissions of an Obligor) and in a form usual to the risks insured by a prudent operator and in a manner reasonably specified by the Trustee for an indemnity limit of not less than A$500,000,000 for any one occurrence; and

                 (iii) maintain insurance for professional indemnity in the form usual to the risks insured by prudent operators and in a manner reasonably specified by the Trustee for an indemnity limit of not less than A$50,000,000; and

                 (iv) maintain insurance for directors and officers liability in the form usual to the risks insured by prudent operators in a manner reasonably specified by the Trustee for an indemnity limit of not less than A$100,000,000; and

                 (v) arrange all insurance policies in such a way to incorporate reasonable deductibles or self insurance retentions in a manner which a prudent person engaged in a similar business or undertaking to that of the Obligor would effect; and

                (vi) maintain with insurers approved by the Trustee (which approval may not be unreasonably withheld), workers compensation, public liability and other insurances which a prudent person engaged in a similar business or undertaking to that of the Obligor would effect; and

                (vii) if requested by the Trustee, provide the Trustee with copies of all insurance policies and certificates of insurance in connection with or comprising any of the properties or assets or liabilities of the Obligors; and

                (viii) pay each insurance premium in a manner prescribed by the insurers to ensure the continuity of cover and, on request from the Trustee, produce receipts for the payment; and

                (ix) not do or permit anything to be done or fail to do anything which prejudices any insurance; and

                (x) immediately rectify anything which might prejudice any insurance and immediately reinstate the insurance if it lapses; and

52
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                (xi)       not, without the consent of the Trustee or as
                           otherwise permitted by the above provisions, materially restrict the coverage under, cancel or allow to lapse insurance in connection with any of its property, assets and liability; and

                (xii) notify the Trustee immediately when an event occurs which gives rise or might give rise to a claim exceeding $5,000,000 under or which could materially prejudice a policy of insurance required by this clause or if any policy of insurance required by this clause is cancelled; and

        (aa) (group relations) in relation to any Indebtedness from one Obligor to another Obligor, not take any action or bring any proceedings in respect of any money owing or due for payment in relation thereto or any failure to comply with any obligations thereunder without the prior written consent of the Trustee; and

        (bb) (Tax consolidation) ensure that, if a consolidated group is created in accordance with Part 3 - 90 of the Income Tax Assessment Act 1997 (Cth) which would comprise any Obligor, each company in the consolidated group enters into a tax sharing agreement that provides for a fair and reasonable allocation of the tax liabilities of the group; and

        (cc)    (Guarantee) ensure that at all times:

                (i) each Material Operating Subsidiary is a party to the IPO Guarantee as a Guarantor; and

                (ii) the aggregate of the value of all assets current and non-current (excluding Project Property, any Economic Interest in any Project Vehicle and any assets which are the subject of Project Debt or Non-Recourse Debt) of the Guarantors determined on a consolidated basis and after eliminating all inter-company transactions between members of the Group is not less than 90% of the Total Assets (other than assets which are the subject of Project Debt or Non-Recourse Debt).

Hedge Undertakings

32.2     The Partnership, Holdco and TXU Electricity each undertake:

         (a) (Perform Hedges): to perform and observe all of the obligations on their part contained in the Hedge Agreements to which they are a party and in accordance with the Hedging Policy;

         (b) (Mark to market): to adjust the Hedging Agreements they each have in place at any time, by closing out appropriate Hedge Agreements and putting new Hedge Agreements in place to ensure that, within the requirements of the Hedging Policy, each would not be required under United States or generally accepted Australian Accounting Standards, to mark to market the obligations under any one or more Hedge Agreements; and

        (c) (Maximum hedging): to not at any time enter into interest rate hedging arrangements to hedge in excess of 100% of the Group's Interest expense in respect of the Indebtedness of the Group.

Accession of Hedge Counterparties

32.3 No financial institution providing hedging facilities which has not agreed to subject itself to the terms of this deed as a Hedge Counterparty will be entitled to share in any of the arrangements constituted by this deed in respect of the Hedge Liabilities.

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Notification of Hedge Exposures

32.4 Each Hedge Counterparty must, on request by the Trustee following the occurrence of an Event of Default or Potential Event of Default, give written notice to the Trustee certifying its Hedge Exposure as at the date of the notice.

Restricted and Unrestricted Subsidiaries Undertakings

32.5     Each Obligor undertakes that:

         (a)

             (i) subject to clause 6.5(c), each Subsidiary of which 80% or more of the voting securities or other equity interests are owned by the TXUA Parent or the Borrower, or one or more of their Subsidiaries shall be deemed to be a Restricted Subsidiary; and

             (ii) subject to clause 6.5(e), each Subsidiary of the TXUA
                  Parent or the Borrower which becomes a Material Operating Subsidiary after the Debt Refinance Date (unless prior to becoming a Material Operating Subsidiary, the Subsidiary is deemed or designated as an Unrestricted Subsidiary in accordance with this clause 6.5) shall be deemed a Restricted Subsidiary and a Required Restricted Subsidiary; and

         (b) any Subsidiary (including any newly created or acquired Subsidiary) that is designated in writing by the Borrower to the Trustee as being a Restricted
             Subsidiary at any time shall be a Restricted
             Subsidiary;

         (c) any Restricted Subsidiary (including any newly created or acquired Subsidiary) that is not a Required Restricted Subsidiary may be designated by the Borrower as an Unrestricted Subsidiary by delivery of written notice to the Trustee, provided that:

              (i) no such designation shall be effective if immediately after giving such notice an Event of Default would occur and be subsisting; and

              (ii) no Subsidiary shall have its designation changed from Restricted Subsidiary to Unrestricted Subsidiary more than twice; and

         (d) any Subsidiary that is not designated as, or deemed to be, a Restricted Subsidiary pursuant to this clause 6.5 shall be deemed to be an Unrestricted Subsidiary and shall be entitled to be released from this deed as an Obligor and Guarantor (provided the requirements in clause 6.5(g) "Release of a Guarantor" are satisfied and would be satisfied after the release) by the execution of a Deed of Release, substantially in the form of schedule 7 to this deed and delivery to the Trustee of two executed counterparts of the Deed of Release to the trustee for execution by the Trustee;

         (e)  as at the date of the Amending Deed:

              (i) TXU Pipelines Pty Ltd, TXU Pipelines Holdings Pty Ltd , TXU Sea Gas SPVI Pty Ltd and TXU Sea Gas SPV2 Pty Ltd will be deemed to be Unrestricted Subsidiaries;

             (ii) each other Subsidiary of the TXUA Parent or the Borrower is, as at the Debt Refinance Date, designated as a Restricted Subsidiary; and

             (iii)

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                             (A)  each Subsidiary of the TXUA Parent or the
                                  Borrower which from time to time is a
                                  Material Operating Subsidiary (which, for the avoidance of doubt includes TXU Electricity, TXU Networks (Gas), TXU (South Australia) Pty Ltd, TXU Gas Storage and TXU Pty Ltd); and

                             (B) the TXU Australia Holdings (Partnership) Limited Partnership, the general partner of which is TXU Australia Holdings (AGP)
                                  Pty Ltd and the limited partners of which are TXU Australia (LP) No. 1 Limited and TXU Australia (LP) No. 2 Limited,

                           is and will at all times be deemed to be a Required Restricted Subsidiary;

         (f) if the Borrower designates a Subsidiary to be a Restricted Subsidiary it will procure the Subsidiary to execute and deliver to the Trustee a New Obligor Accession Deed agreeing to be bound as an Obligor under this deed and to provide the Trustee with the documents, instruments and assurances referred to in clause 6.6(j)(ii).

        (g)   Release of a Guarantor

              (i) subject to this clause 6.5(g), the Borrower may request that a Guarantor (other than the TXUA Parent and any Required Restricted Subsidiary) be released from its obligations under the Guarantee. The TXUA Parent cannot (unless agreed by all Senior Creditors) be released as a Guarantor;

              (ii) the Trustee shall notify the Senior Creditors promptly on receipt of any request by the Borrower for a Guarantor to be released from its obligations under the Guarantee;

              (iii) a Guarantor (other than the TXUA Parent and any Required Restricted Subsidiary) shall be entitled to be released from the Guarantee, if:

                             (A)  after its release, the
                                  undertaking in clause 6.1(cc)
                                  Guarantee") will be complied
                                  with; and

                             (B)  no Event of Default or
                                  Potential Event of Default has
                                  occurred and is subsisting or is
                                  reasonably likely to occur if the
                                  Guarantor was released.

              (iv) The Senior Creditors agree that, subject to satisfying this clause 6.5(g), a Guarantor may be released as a party to this deed by the execution of a Deed of Release - Guarantor by the Trustee (who for those purposes may act without the instructions of all or any of the Senior Creditors).

              (v) If a Guarantor is entitled to be released from the Guarantee in accordance with this clause 6.5(g) ("Release of a Guarantor"), then:

                             (A)  the Trustee and each other Senior
                                  Creditor authorises the release and
                                  agrees to be bound by a Deed
                                  of Release - Guarantor as if
                                  they were parties to it;

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                             (B)  each Senior Creditor authorises the
                                  Trustee to execute the Deed
                                  of Release - Guarantor on
                                  their behalf; and

                             (C)  the relevant Guarantor is
                                  released with effect from the
                                  date the Trustee delivers the Deed
                                  of Release - Guarantor to that
                                  Guarantor.

              (vi) Any release of a Guarantor in this deed does not in any way affect or prejudice the obligations of the remaining Guarantors.

Negative Undertakings

32.6     Each Obligor undertakes that  it will not:

         (a) (Encumbrances): create or allow to exist or subsist, or permit any other Restricted Subsidiaries to create or allow to exist or subsist, any Security Interest on the whole or any part of its present or future property, except for Permitted Security Interests; and

         (b) (debt restriction): without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors), incur any Indebtedness or permit any Restricted Subsidiary to incur any Indebtedness other than Permitted Indebtedness; and

         (c) (disposals of Assets): in any Financial Year, sell, transfer or otherwise dispose, or permit any other Restricted Subsidiary to sell, transfer or otherwise dispose, of any Asset (whether in a single transaction or in a series of transactions and whether voluntarily or involuntarily and including by disposal of an Asset which is subsequently leased-back):

              (i) which is an interest in a Distribution Licence (except a sale, transfer or other disposal from an Obligor to another Obligor); or

              (ii) all or a substantial part of the Total Network Assets which relate to electricity or all or a substantial part of the Total Network Assets which relate to gas; or

              (iii)   any other Asset unless it is a Permitted Disposal,

                                 provided that the Senior Creditors
                                 shall reasonably consider (but without
                                 any obligation to approve) any sale
                                 and lease-back proposal if the Trustee
                                 has received:

(i)           a copy of the documents relevant to the transaction;

(ii) a satisfactory opinion from an Australian law firm or accounting firm as to the tax implications of the transaction;

(iii) in circumstances where the Trustee's legal counsel are of the view that there are Australian taxation issues and have recommended that a ruling be obtained from the Australian Taxation Office, a favourable ruling from the Australian Taxation Office; and

(iv) evidence that there will be no adverse impact on the cashflow of the Obligors or the rights of the Senior Creditors under the Transaction Documents; and

56
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(d)           (securitisation): assign, sub-participate an interest
              in, otherwise dispose of, or create or allow to exist any Security Interest over, or permit any other Restricted Subsidiary to do any of those things in respect of, receivables arising from network charges, or any other receivables or other monetary assets except for a securitisation programme where:

              (i) the proceeds received or receivable by the Group are applied to permanently repay and reduce Senior Debt; and

              (ii) such securitisation programme constitutes a Permitted
                   Disposal; and

(e) (Environmental Law): by any act or omission or series of acts or omissions breach any Environmental Law if the breach has or is likely to have a Material
              Adverse Effect; and

(f) (Speculative transactions): engage in or enter into, or permit any other Restricted Subsidiary to engage in or enter into, any Derivative Transaction or any similar transaction, including in respect of energy trading, other than under Hedge Agreements, unless that transaction:

              (i) would be a transaction which would ordinarily be carried out by a prudent, responsible company carrying on a similar business; and

              (ii) would be in accordance with Good Operating Practice;
                   and

(g) (Authorisations): agree or consent to any variation in any material respect of a material Authorisation required for the Core Business where such variation has or is likely to have a Material Adverse Effect, without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors); and

(h) (Variation of Partnership Deed): without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors) (such consent not to be unreasonably withheld):

              (i)  vary or allow to be varied; or

              (ii) cancel, revoke, surrender or repudiate; or

              (iii) terminate, permit the termination of or do anything
                    or refrain from doing anything which would entitle any other person to terminate (other than discharge by performance in accordance with its terms), unless it is replaced immediately in substantially the same terms, the Partnership Deed for so long as the
                              Partnership is an Obligor; and

(i) (partnerships and joint ventures): enter into any partnerships or joint venture agreements or agreements of similar effect without the prior written consent of the Trustee unless entered into in the course of the Core Business; and

(j) (Subsidiaries): create or acquire any Subsidiary (other than an Unrestricted Subsidiary) without the prior written consent of the Trustee (acting on the instructions of the Majority of Senior Creditors) unless:

              (i) the Subsidiary executes and delivers a New Obligor Accession Deed (only if it is required to be a Guarantor under clause 6.1(cc) of this deed) agreeing to be bound as an Obligor under this deed; and
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              (ii)  the Trustee is provided with any other documents,
                    instruments and assurances as the Trustee reasonably requires in order to ensure that the Subsidiary is bound as an Obligor (only if it is required to be a Guarantor under clause 6.1(cc) of this deed) under this deed and; and

             (iii) the Subsidiary carries on only activities in connection with the Core Business; and

(k) (arm's-length terms): enter into any transaction with any person otherwise than on arm's-length terms and for full market value; and

(l) (Partnership): in the case of the General Partner and the Limited Partners (for so long as the Partnership is an Obligor), resign from, terminate or dissolve the Partnership or attempt to do so without the prior written consent of the Trustee; and

(m) (subordinated debt): incur any Subordinated Indebtedness other than:

             (i)  the TXU Subordinated Loan;

            (ii)  the Subordinated Convertible Loan; or

            (iii) Qualifying Subordinated Debt; and

(n)         (Maintaining the Networks Business):

            (i) undertake any sale, transfer, or other disposal of any assets, or any purchase or other acquisition of any asset, the result of which would be that the value of the Total Network Assets as calculated using the most recent audited consolidated Financial Statements of the TXUA Parent and its Restricted Subsidiaries (or asset schedule provided with those statements) would be less than 55% of the value of Total Group Assets, as calculated using the most recent audited consolidated Financial Statements (or asset schedule provided with those statements); and

           (ii) in the event that any sale, transfer, or other disposal of any assets, or any purchase or other acquisition of any asset, may have the result specified in paragraph (n)(i) above, then the Obligors will, within 180 days following such event, either dispose of or acquire such other assets so as to effect compliance with the requirements of this clause (n); and

(o) (change of constitution): without the prior written consent of the Trustee, materially change its constitution (other than any change which is required as part of the IPO), which change has or is likely to have a Material Adverse Effect.

 Financial Undertakings

32.7     The Borrower undertakes to ensure that:

         (a) (Gearing ratio): the percentage of Consolidated Senior Debt (but excluding the Hedge Exposures of the Hedge Counterparties and any other financial institution which is a party to a Hedge Agreement (applying the definition of Hedge Exposure as if that financial institution was a Hedge Counterparty) but including any capital accretions to or in relation to CPI swaps at the relevant time calculated on an accruals basis) to Total Capitalisation is not greater than 65% at all times.

         (b)      (ICR): the Consolidated Interest Cover Ratio as at
                  30 June 2004 and each subsequent Calculation Date will be not less than 1.75.

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         (c)      (Net Worth): the Consolidated Net Worth will not be less than
                  $1,300,000,000 at all times.

Changes in Australian Accounting Standards

32.8     Each Obligor undertakes to ensure that:

         (a) if Australian Accounting Standards change from time to time after the Debt Refinance Date so that the financial calculations required to be made under this deed with respect to the various undertakings contained in clause 6.7 ("Financial Undertakings") are materially affected to the Borrower's detriment, the Borrower then shall furnish the Trustee with a certificate of an Authorised Officer of the Borrower specifying the effective date of such change in Australian Accounting Standards and describing in reasonable detail how such change affects the financial calculations, which shall be confirmed in writing by the Group's auditors; and

        (b) thereafter, the Borrower shall agree in good faith with its auditors and the Trustee (acting on the instructions of the Majority of Senior Creditors) the mechanism to amend the relevant financial covenants levels in clause 6.7 ("Financial Undertakings") and where necessary any relevant definitions so that the amended financial covenants are in effect comparable to the financial covenant levels as at the date of the Amending Deed. Any such revised covenant levels shall be furnished by the Borrower to the Trustee in writing and shall take effect as at the date the Australian Accounting Standards so changed.

32.9     Each Obligor, the Trustee and the Senior Creditors hereby agree:

         (a) to execute any amendment, waiver or other document reasonably requested by the Borrower and the Trustee (acting upon the instructions of the Majority of Senior Creditors) evidencing the amended financial covenant levels described in clause 6.8(b);

         (b) that if a change in Australian Accounting Standards results in the Borrower breaching any of the financial covenants in clause 6.7 ("Financial Undertakings") which would otherwise cause a Potential Event of Default or Event of Default to occur, (at a time when no other Potential Event of Default or an Event of Default exists), then notwithstanding anything to the contrary in this deed, no Potential Event of Default or an Event of Default will be caused by such a change in Australian Accounting Standards for a period of 180 days following the change in Australian Accounting Standard which would have otherwise caused the occurrence of a Potential Event of Default or an Event of Default.

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33       Events of Default

Events of default

33.1 Each of the following is an Event of Default (whether or not it is within the Obligor's power to prevent it):

         (a) (payment): an Obligor does not pay, in the manner provided in a Senior Finance Document, any money payable (excluding Interest) when due or, in the case of Interest, any Interest due under a Senior Finance Document within two Business Days of notice of the non-payment being given by the Trustee to the Obligor (or, where non-payment on its due date has arisen solely by reason of a technical, computer or similar error outside the control of the Obligor, within two Business Days of notice of such non-payment being given by the Trustee to the Obligor); or
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         (b)      (breach of financial undertakings): the Borrower
                  fails at any time to comply with the undertakings in clauses 6.7(a) ("Financial undertakings - Gearing ratio") or 6.7(c) ("Financial Undertakings - Net Worth") or, in respect of undertaking in clause 6.7(b) ("Financial undertakings - ICR"):

                  (i) the Borrower fails to deliver to the Trustee a certificate of compliance on the due date as required by clause 6.1(h) ("General undertakings - compliance certificate"); or

                 (ii) it is apparent from a certificate of compliance or from the Financial Statements delivered to the Trustee in accordance with clause 6.1 ("General undertakings") that the Borrower is in breach of the undertaking in clause 6.7(b) ("Financial undertakings
                           - ICR"); or

                 (iii) the Borrower gives notice to the Trustee of a breach of its undertaking in clause 6.7(b) ("Financial undertakings - ICR"); or

                 (iv) the Trustee gives notice in writing to the Borrower that it is in breach of the undertaking in clause 6.7(b) ("Financial undertakings - ICR") and the Borrower is in fact in breach of that undertaking; or

         (c) (other defaults): an Obligor commits any breach of, or defaults in the due performance or observance of, any of its obligations or undertakings under the Senior Finance Documents (other than a breach or default described in paragraph (a) or (b) above) and the breach or default, if capable of remedy, continues unremedied for 30 days after the Obligor receives a notice from the Trustee of the breach or default or, where a specific period of grace is allowed in the Senior Finance Documents for that breach or default, the breach or default remains unremedied at the end of that grace period; or

         (d) (cross default): any Indebtedness of the TXUA Parent or any Restricted Subsidiary (other than any Qualifying Subordinated Debt or Non-Recourse Debt) exceeding in aggregate $20,000,000 (or its equivalent in another currency):

                 (i) is not satisfied on time or at the end of any applicable period of grace; or

                 (ii) becomes prematurely payable and is not discharged when due; or

                 (iii)     is not discharged at maturity or when duly called; or

         (e) (execution against property): execution of a court order or other legal right is levied and not stayed, withdrawn or satisfied within 30 days of being made or a judgment is enforced or an order or Security Interest (other than in respect of Limited Recourse Debt or Non-Recourse Debt) is enforced, or becomes enforceable, against any property of the TXUA Parent or any Restricted Subsidiary for an amount exceeding $10,000,000; or

         (f) (misrepresentation): any representation, warranty or statement made or deemed to be made in a Senior Finance Document or otherwise made or deemed to be made by or on behalf of an Obligor in favour of a Senior Creditor, proves to have been or is found to have been untrue, incorrect or misleading in any material respect when made or deemed made; or

         (g) (Insolvency Event): an Insolvency Event occurs in respect of the TXUA Parent or any Restricted
                 Subsidiary except in the case of a members voluntary winding up or a voluntary deregistration or dissolution of a Restricted Subsidiary which owns no assets and is solvent; or

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         (h)     (cessation of business): an Obligor stops payment
                 generally, ceases to carry on its business or a material part of it, or threatens to do either of those things, except as permitted by paragraph (i) ("reduction of capital") to effect a members voluntary winding up or to deregister, dissolve, reconstruct or amalgamate while solvent on terms approved by the Trustee; or

         (i) (reduction of capital): an Obligor (other than the Borrower or the TXUA Parent) takes action to reduce its capital or passes a resolution referred to in section 254N of the Corporations Act 2001 (C'th), in either case without the prior written consent of the Trustee provided that a reduction of capital in relation to shares held by the Borrower in TXUA to facilitate the payment of any portion of the Amount Owing to a Senior Creditor shall be permitted; or

        (j) (share buy-back): an Obligor (other than the Borrower or the TXUA Parent) without the prior written consent of the Trustee:

                 (i) effects, or enters or attempts to enter into an agreement to effect, a buy-back of any of its shares other than an employee share scheme buy-back or an odd lot buy-back;

                 (ii) passes a resolution under section 257C or section 257D of the Corporations Act 2001 (C'th), other than a resolution pursuant to an employee share scheme buy-back, or convenes a meeting to consider such a resolution; or

                 (iii) applies to a court to convene any such meeting or to approve any such resolution or buy-back;

                  provided that a buy-back of any shares held by the Borrower in TXUA to facilitate the payment of any portion of the Amount Owing to a Senior Creditor shall be permitted and for the purposes of this paragraph words and expressions which are used in this paragraph and which are defined in the Corporations Act 2001 (C'th) have the meanings given to them in the Corporations Act 2001 (C'th); or

        (k)      (invalidity):

                 (i) any party to a Finance Document (other than a Senior Creditor) or a person on that party's behalf claims that a Finance Document or a material clause in a Finance Document is wholly or partly void, voidable or unenforceable; or

                 (ii) a Finance Document or a material clause in a Finance Document is or becomes wholly or partly void, voidable or unenforceable, and, if that state of affairs is remediable, and the Obligor and each other party (other than the Trustee) to that Finance Document fails promptly to take all steps reasonably requested by the Trustee to remedy, in co-operation with the Trustee and the other Creditors, the relevant defect; or

        (l) (change in circumstances): a change occurs in a circumstance which is warranted under a Senior Finance Document to exist or in the business, assets or financial condition of the TXUA Parent and its Restricted Subsidiaries or any other event or series of events, whether related or not, occurs which has, or is likely to have, a Material Adverse Effect and, if capable of remedy, is not remedied within 30 days after the Borrower receives a notice of such event from the Trustee; or

        (m) (investigation): a person is appointed under the Corporations Act 2001 (C'th) or other companies and securities legislation to investigate any part of the affairs of the TXUA Parent or any Restricted Subsidiary which will, or is likely to, result in a Material Adverse Effect; or

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        (n)      (seizure): all or any material part of the assets of the TXUA
                 Parent or any Restricted Subsidiary are seized or otherwise appropriated by, or custody thereof is assumed by any Governmental Agency or the TXUA Parent or any Restricted Subsidiary is otherwise prevented from exercising normal control over all or a material part of its assets or loses any of the rights or privileges necessary to maintain its existence or to carry on its business, unless the Borrower has demonstrated to the reasonable satisfaction of the Trustee within 30 days of such seizure, appropriation, assumption of custody or execution ("Exercise of Rights") that no Material Adverse Effect will, or is likely to, result from such Exercise of Rights or as a consequence thereof; or

        (o) (environmental event): any Governmental Agency takes any action, or there is any claim or requirement of substantial expenditure or alteration of activity, under any Environmental Law, or there is any breach or threatened breach of any Authorisation, which is likely to have a Material Adverse Effect or any circumstance arises which may give rise to such action, claim, requirement or breach and, if capable of remedy, the Obligors fail to take steps (to the satisfaction of the Trustee) to remedy the matter within 30 days of becoming aware of such Governmental Agency action, claim, breach or threatened breach; or

        (p)      (Authorisation):

                 (i)   a Licence is:

                                   (A) revoked, cancelled, rescinded,
                                       suspended, terminated, allowed to lapse;
                                       or

                                   (B) transferred (except to another Obligor),

                                   and the revocation,
                                   cancellation, rescission,
                                   suspension, termination or
                                   lapsing is not reversed or
                                   itself revoked or a
                                   replacement is not issued or
                                   acquired within 45 days;

                 (ii) a material Authorisation required for the Core Business is revoked, cancelled, rescinded, suspended, terminated, allowed to lapse (and a replacement is not immediately issued) or transferred (except to another Obligor) which has or is likely to have a Material Adverse Effect;

                 (iii) an administrator is appointed to all or any part of the business of an Obligor under the Gas Industry Act 1994, or the Electricity Industry Act 1993 or any corresponding legislation in a jurisdiction other than Victoria; or

                 (iv) a material clause in a material Authorisation required for the Core Business is or becomes wholly or partly void, voidable or unenforceable, or is claimed to be so by an Obligor or by anyone on its behalf and, if capable of remedy, that state of affairs is not remedied within 30 days of the Obligor becoming aware of it and, in respect of a material Authorisation only, where such voidness or unenforceability has or is likely to have a Material Adverse Effect; or

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        (q)      (Partnership Deed void) for so long as the Partnership is an
                 Obligor, the Partnership Deed or any material provision of the Partnership Deed is terminated or is or becomes void voidable or unenforceable; or

        (r) (any other event): any other event which an Obligor and the Trustee may agree shall be an Event of Default for the purposes of this clause 7.1 ("Events of default") occurs; or

        (s) (Hedge Agreement): an event of default (other than in relation to the Hedge Counterparty) occurs under a Hedge Agreement which has not been remedied or waived and which results in an amount in excess of $20,000,000 (or its equivalent in another currency) becoming prematurely payable and which:

                 (i) is not satisfied on time or at the end of any applicable period of grace; or

                 (ii)  is not discharged when due; or

                 (iii) is not discharged at maturity or when duly called; or

         (t) (Security Interest): any Security Interest is created or allowed to exist or subsist on any shares held in the Borrower or the TXUA Parent or a Restricted Subsidiary creates or allows to exist or subsist a Security Interest on the whole or any part of its present or future property except for a Permitted Security Interest and the Security Interest is not discharged and released within 30 days after the Borrower receives a notice of such event from the Trustee.

Consequences of default

33.2     If an Event of Default occurs, then the Trustee may:

         (a) if instructed by the Majority of Senior Creditors, declare at any time by notice to the Borrower, the Partnership and TXU Electricity Limited (or other relevant Obligors, in the case of a Transactional Banking Facility) that:

                  (i) an amount equal to the total Amount Owing to all Senior Creditors is either:

                                     (A) payable on demand; or

                                     (B) immediately due for payment; and/or

                  (ii) the Senior Creditors' obligations specified in the notice are terminated; or

         (b) if instructed by one or more Senior Creditors in accordance with clause 3.8 ("Matters requiring instructions from relevant Senior Creditors"), declare at any time by notice to the Borrower, the Partnership and TXU Electricity (or other relevant Obligors, in the case of a Transactional Banking Facility) that:

                  (i) an amount equal to the total Amount Owing to all of the Senior Creditors who are a party to or have the benefit of the Senior Finance Document in respect of which the default has occurred is either:

                                     (A) payable on demand; or

                                     (B) immediately due for payment; and/or

                  (ii) the relevant Senior Creditors' obligations specified in the notice are terminated.
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33.3     The Trustee may make either or both of the declarations referred to in clause 7.2(a) and 7.2(b) ("Consequences of default"). The making of either of them gives immediate effect to its provisions. The Borrower, the Partnership, TXU Electricity or other relevant Obligors (in the case of a Transactional Banking Facility) must pay any amount demanded in accordance with a demand.

33.4

         (a) If the Trustee makes any declaration under clause 7.2 ("Consequences of default"):

                  (i) the declaration does not affect or diminish the duties and obligations of an Obligor under the Senior Finance Documents; and

                  (ii) each Obligor must continue to perform its obligations under the Senior Finance Documents as if the declaration had not been made, subject to any directions that may be given by the Trustee (acting upon the instructions of the Majority of Senior Creditors) from time to time in accordance with the Senior Finance Documents.

         (b) Clause 7.4(a) does not affect the obligations of the Borrower, the Partnership, TXU Electricity (or other relevant Obligors, in the case of a Transactional Banking Facility) under clause 7.3.

33.5

         (a) After a declaration is made under clause 7.2 ("Consequences of default"), the relevant Senior Finance Documents may be enforced (but subject always to clause 7.2 ("Consequences of default")) without further notice to or consent by an Obligor or any other person even if a Senior Creditor accepts any part of the Amount Owing to it after an Event of Default or there has been any other Event of Default.

         (b) A Senior Creditor is not liable to any Obligor for any Loss or damage an Obligor may suffer, incur or be liable for arising out of or in connection with the Senior Creditor exercising any right under any Senior Finance Document except for any Loss or damage resulting from the fraud, wilful misconduct or gross negligence of the Senior Creditor.

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34       Review Event

34.1     This clause 8 applies if a Review Event occurs.

34.2 The Obligors must notify the Trustee promptly upon becoming aware that a Review Event has occurred.

34.3 Regardless of whether the Trustee has received a notice under clause 8.2, if a Review Event has occurred, the Trustee will (if instructed by the Majority of Senior Creditors) notify the Borrower that it has an option (the "Option") to prepay without penalty (other than amounts payable under clause 12.2 ("Indemnity")) all Amounts Owing, together with accrued interest, under the Loan Note Subscription Agreement, within 90 days after the date of the notice from the Trustee ("Option Period").

34.4 The Borrower may exercise the Option by giving written notice to the Trustee not less than 5 Business Days before the date it intends to make the prepayment.

34.5 If the Borrower does not exercise the Option by the date which is 5 Business Days before the expiry of the Option Period, the Trustee may (upon the instructions of the Majority of Senior Creditors) by notice to the Borrower cancel the Facility and declare the Amount Owing under the Loan Note Subscription Agreement, to be due and payable within 14 days of such notice.
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34.6     Nothing in this clause 8 ("Review Event") shall be construed as limiting the rights of any Senior Creditor under clause 7.2 ("Consequences of default").

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35       Distribution of Recovered Money

35.1 If at any time the Trustee receives money under a Senior Finance Document which is available for distribution (this includes money which is received by the Trustee before a notice is given under clause 7.2(a) ("Consequences of default") or clause 8.5 ("Review Event") but which, for any reason whatsoever, has not been distributed by the time a notice is given under clause 7.2(a) ("Consequences of default")) or clause 8.5 ("Review Event") on or after the Fixed Date whether or not it represents the proceeds of recovery action taken under any Senior Finance Document, then the money must be distributed by the Trustee in accordance with clause 9.4.

35.2 Unless the Majority of Senior Creditors decide otherwise, money referred to in clause 9.1 does not form part of the Recovered Money on a Recovered Money Distribution Date if in accordance with any Senior Finance Document the money has been placed to the credit of a suspense account in order to preserve rights to prove in the bankruptcy or liquidation of any person.

35.3 Any suspense account to which money is placed under clause 9.2 is to be an interest bearing account selected reasonably by the Trustee. Interest earned on the account is to be treated as Recovered Money.

35.4 Recovered Money is to be distributed by the Trustee as soon as practicable after the Trustee receives it as follows:

                 (a) first, towards satisfaction of all costs, charges and
                     expenses properly incurred by the Trustee in or incidental to the exercise or performance or attempted exercise or performance of any of the rights, powers or remedies conferred under any Senior Finance Document;

                 (b) secondly, towards satisfaction of any other expenses or outgoings in connection with any receivership under or the enforcement of any Senior Finance Document;

                (c) thirdly, towards payment to the Trustee of any money due to it in its capacity as Trustee under any Senior Finance Document;

                (d) fourthly, towards payment to each Senior Creditor of an amount (not exceeding the Amount Owing of that Senior Creditor) equal to that Senior Creditor's Share at that time of the Recovered Money;

                (e) fifthly, to the extent that this deed secures the payment of other amounts, towards payment to the persons entitled to those amounts and, if more than one, in a proportion for each person equal to the proportion that the amount owed to that person bears to the aggregate amount owed to all those persons; and
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                (f)  sixthly, the surplus (if any) shall be paid on demand, to the relevant Obligors, but will not carry interest.

35.5 If at any time the Trustee receives money under a Senior Finance Document after a notice is given under clause 7.2(b) ("Consequences of default") but before a notice is given under clause 7.2(a) ("Consequences of default") (whether or not it represents the proceeds of recovery action taken under any Senior Finance Document) then the money must be distributed by the Trustee in accordance with clause 9.4 except that the references in clause 9.4(e) to "Senior Creditor" shall be limited to the Senior Creditors who have instructed or were entitled to instruct the Trustee to take action under clause 7.2(b) ("Consequences of default") in accordance with clause 3.8 ("Matters requiring instructions from relevant Senior Creditors").

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36       Replacement of Trustee

Removal of Trustee

36.1

         (a)  The Trustee may be removed at any time:

              (i) by the Majority of Senior Creditors giving to the Trustee at least 30 days' notice to that effect;

              (ii) subject to clause 10.1(b), with the agreement of the Borrower, which agreement must not be unreasonably withheld or delayed; and

             (iii) by the Borrower, if the Majority of Senior Creditors and the Borrower agree that the Trustee has engaged in fraud, gross negligence or wilful misconduct.

         (b) The Borrower's agreement under clause 10.1(a) is not required if:

             (i)   an Event of Default has occurred and is subsisting;

             (ii) the removal of the Trustee is due to the Trustee's fraud, gross negligence or wilful misconduct; or

             (iii) an Insolvency Event occurs or arises in relation to
                   the Trustee.

Resignation

36.2 Subject to clause 10.5 ("Appointment of successor Trustee"), the Trustee may resign as Trustee by giving to the Borrower and each other Senior Creditor not less than 30 days' notice (or such shorter period as the Borrower and the Majority of Senior Creditors may agree) of its intention to do so.

Effect of resignation or removal

36.3

         (a) Upon the resignation or removal of the Trustee pursuant to clauses 10.1 ("Removal of Trustee") or 10.2 ("Resignation") , the Trustee is released from any further obligations as Trustee under this deed, but such release does not prejudice any liability in respect of any default arising before the termination of appointment.

         (b) Subject to clause 10.3(c) , the Borrower must indemnify the Trustee and each Senior Creditor for the costs of the resignation, removal or replacement of the Trustee under this clause 10 ("Replacement of Trustee").
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         (c) If the Trustee is removed or retires:

             (i) due to the Trustee's fraud, gross negligence or wilful misconduct; or

            (ii)  at its own election,

                                  the reasonable costs of the
                                  resignation or removal of the Trustee
                                  will be borne by the Trustee.

Assurances

36.4 Despite clauses 10.1 ("Removal of Trustee") or 10.2 ("Resignation"), no resignation or removal of the Trustee takes effect unless:

         (a) a successor Trustee has been appointed in accordance with clause 10.5 ("Appointment of successor Trustee");

         (b) the successor Trustee undertakes to act as Trustee and be bound in that capacity by the terms of this deed and each other Senior Finance Document to which the Trustee is a party (subject to any agreed amendment to those documents); and

         (c) the successor Trustee has obtained title to any guarantee, guarantee and indemnity or Security Interest held by the retiring Trustee.

Appointment of successor Trustee

36.5

         (a) If the Trustee resigns or is removed, the Majority of Senior Creditors may appoint a successor Trustee approved by the Borrower, which approval:

                  (i)   must not be unreasonably withheld or delayed;

                  (ii)  is not required if:

                                 (A) an Event of Default has occurred and
                                     subsisting; or

                                 (B) the successor Trustee is to be a
                                     Related Entity of the retiring
                                     Trustee; and

                  (iii) is deemed to be given by the Borrower if the Borrower does not reply within 10 Business Days after the request for its approval is made.

         (b) If no successor Trustee is so appointed or accepts the appointment within 30 days after:

                  (i) notice of resignation or removal is given in accordance with clauses 10.1 ("Removal of Trustee") or 10.2 ("Resignation"); or

                  (ii)  the Trustee's appointment is otherwise terminated,

                  the Trustee may, on behalf of each Senior Creditor, appoint a successor Trustee of any type or nature and on such terms and conditions as to fees and other terms as the terminated Trustee thinks fit.

         (c) Each Senior Creditor and Obligor is bound by the terms and conditions of any appointment effected under clause 10.6(b).
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         (d)      Each Senior Creditor and each Obligor must do all things
                  necessary, including executing any deeds of appointment or other documents, to ensure that the appointment of any successor Trustee is properly and promptly effected.

          (e) When a successor Trustee is appointed, the successor Trustee and each other party to the Senior Finance Documents has the same rights and obligations among themselves as they would have had if the successor Trustee had been an original party to the Senior Finance Documents to which the Trustee is a party (other than in relation to any accrued right against the terminated Trustee for default under the Senior Finance Documents) in place of the terminated Trustee.

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37       Limitation on Liability

37.1 The Trustee acknowledges that the liability of TXU Australia (LP) No. 1 Ltd and TXU Australia (LP) No. 2 Ltd to contribute to the debts or obligations of the Partnership is, subject to the Partnership Act 1958 of Victoria, limited to the amount shown in relation to it in the Register (as defined in the Partnership Act 1958 of Victoria) as to the extent to which it is liable to contribute. Nothing in this deed or the other Transaction Documents imposes any liability on TXU Australia (LP) No. 1 Ltd and TXU Australia (LP) No. 2 Ltd in excess of the limit referred to in this clause 11.1 provided that this limitation does not affect the amount of any Amount Owing, the Guaranteed Money or the liability of the Obligors (other than TXU Australia (LP) No. 1 Ltd and TXU Australia (LP) No. 2 Ltd) under the Senior Finance Documents.

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38       Costs, charges, expenses and indemnities

What the Borrower agrees to pay

38.1 The Borrower agrees to pay or reimburse the Trustee and each other Senior Creditor on demand for:

         (a) the reasonable Costs of the Trustee and each other Senior Creditor in connection with:

               (i) the negotiation, preparation, execution and registration of and payment of Taxes on any Senior Finance Document; and

               (ii) their being satisfied that conditions to drawing have been met; and

               (iii) giving and considering consents, approvals, agreements, waivers, discharges and releases and any variation or amendment of, under, to or otherwise in connection with a Senior Finance Document; and

         (b) the Costs of the Trustee and each other Senior Creditor in connection with the enforcing of or preserving rights (or considering enforcing or preserving them) under any Senior Finance Document, or doing anything in connection with any enquiry by an authority involving the Obligor or any of its Related Entities; and

         (c) Taxes and fees (including registration fees) and fines and penalties in respect of fees paid, or that the Trustee reasonably believes are payable, in connection with any Senior Finance Document or a payment or receipt or any other transaction contemplated by any Senior Finance Document. However, the Borrower need not pay a fine or penalty in connection with Taxes or fees to the extent that it has placed the Trustee in sufficient cleared funds for the Trustee to be able to pay the Taxes or fees by the due date.

68
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                              The Trustee or Senior Creditor may debit any
                              of these amounts to the Borrower's account after asking the Borrower to pay and the Borrower has failed to pay the amount requested.

Indemnity

38.2 The Borrower indemnifies the Trustee and each other Senior Creditor against any liability or Loss arising from, and any Costs incurred in connection with:

(a) financial accommodation requested under a Senior Finance Document not being provided in accordance with the request for any reason except default of the Trustee or the Senior Creditor; or

(b) financial accommodation under a Senior Finance Document being repaid, discharged or made payable other than at its maturity or on an Interest Payment Date relevant to that accommodation; or

(c) the Trustee or any other Senior Creditor acting in connection with a Senior Finance Document in good faith on fax, electronic mail or telephone instructions purporting to originate from the offices of an Obligor or to be given by an Authorised Officer of an Obligor and which it believes to be genuine and correct; or

(d) an Event of Default; or

(e) the Trustee or the Senior Creditor exercising or attempting to exercise a right or remedy in connection with a Senior Finance Document after an Event of Default and for so long as it subsists; or

(f) any indemnity the Trustee or any other Senior Creditor properly gives a Controller or an administrator of an Obligor or to the Trustee in respect of an indemnity properly given by the Trustee or the other Senior Creditor to such Controller or administrator.

                                The Borrower agrees to pay amounts due under this indemnity to the Trustee on demand from the Trustee.

Items included in loss, liability and Costs

38.3     The Borrower agrees that:

         (a) the Costs referred to in clause 12.1 ("What the Borrower agrees to pay") and the liability, Loss or Costs referred to in clause 12.2 ("Indemnity") include in relation to clause 12.1(a), reasonable legal Costs and in relation to clause 12.1(b) and 12.2 ("Indemnity"), legal Costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

         (b) the Costs referred to in clause 12.1((a)) and (b) ("What the Borrower agrees to pay") include those paid, or that the Trustee or relevant Senior Creditor reasonably believes are payable, to persons engaged by the Trustee or a Senior Creditor in connection with the Senior Finance Documents (such as consultants); and

         (c) Loss or liability and any Costs in any indemnity under the Senior Finance Documents may include "break costs". These may be calculated by any method the Senior Creditor reasonably chooses including by reference to any Loss it incurs because the Senior Creditor terminates arrangements it has made with others to fund (or to maintain its funding of) financial accommodation under the Senior Finance Documents.

69
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Payment of third party losses

38.4 The Borrower agrees to pay the Trustee or Senior Creditor an amount equal to any liability or Loss and any Costs of the kind referred to in clause 12.2 ("Indemnity") suffered or incurred by any attorney, employee, officer, agent or contractor of the Trustee or the Senior Creditor except to the extent caused by that person's gross negligence.

Currency conversion on judgment debt

38.5 If a judgment, order or proof of debt for an amount in connection with a Senior Finance Document is expressed in a currency other than that in which the amount is due under the Senior Finance Document, then the Borrower indemnifies the Trustee and each Senior Creditor against:

         (a) any difference arising from converting the other currency if the rate of exchange used by the Trustee or the Senior Creditor in accordance with the Senior Finance Documents for converting currency when it receives a payment in the other currency is less favourable to the Trustee or the Senior Creditor than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and

          (b)     the Costs of conversion.

                            The Borrower agrees to pay amounts due under this indemnity to the Trustee on demand from the Trustee.

Trustee fees

38.6 The Borrower agrees to pay the Trustee a fee for acting as trustee under this deed, such fee to be of an amount and to be paid in a manner as separately agreed in writing between the Borrower and the Trustee.


GST

38.7

        (a) Despite any other provisions of the Senior Finance Documents, in the event that GST has application to any supply made by a Senior Creditor to the Obligors under or in connection with the Senior Finance Documents, the Senior Creditor may, in addition to any amount or consideration payable under the Senior Finance Documents, recover from the Borrower an additional amount on account of GST, such amount to be calculated by multiplying the relevant amount or consideration payable by the Borrower for the relevant supply by the prevailing GST rate. Any additional amount on account of GST recoverable from the Borrower pursuant to this clause shall be calculated without any deduction or set-off of any other amount and is payable by the Borrower upon demand by the Trustee whether such demand is by means of an invoice or otherwise.

        (b) In relation to any taxable supplies under or in connection with the Senior Finance Documents, the relevant Senior Creditor will provide the Borrower with valid tax invoices, as a precondition to recovery by it of the relevant additional amount on account of GST under clause 12.7(a) , in a form that will enable the Borrower to claim any refund or credit of GST permitted by the GST law.

       (c) If at any time an adjustment is made as between the Senior Creditor and the relevant taxing authority of an amount paid on account of GST on any supply made by the Senior Creditor under the Senior Finance Documents, a corresponding adjustment must be made as between the Senior Creditor and the Borrower and any payments required to give effect to the adjustment must be made. If the Senior Creditor is entitled to an adjustment by way of refund, the Senior Creditor must apply for the refund if requested in writing to do so by the Borrower.

70
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       (d)        Nothing in this clause requires the Borrower to pay an amount on account of a fine, penalty, interest or other amount for which a Senior Creditor is liable, to the extent that the liability arises as a consequence of wilful misconduct or gross negligence by the Senior Creditor, its employees or agent.

-------------------------------------------------------------------------------
39       Notices

Form

39.1 Unless expressly stated otherwise in the Senior Finance Documents, all notices, certificates, consents, approvals, waivers and other communications in connection with a Senior Finance Document:

         (a) must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out in schedule 4 if the recipient has notified otherwise, then marked for attention in the way last notified; and

         (b)      must be:

                  (i)   left at the address set out in schedule 4; or

                  (ii) sent by prepaid post (airmail, if appropriate) to the address set out in schedule 4; or

                  (iii) sent by fax to the fax number set out in schedule 4,

                                      but if the intended recipient has
                                      notified a changed postal address or
                                      fax number, then the communication
                                      ("Communications") must be to that
                                      address or number; or

         (c) if sent by post, are taken to be received three Business Days after posting (or seven Business Days after posting if sent to or from a place outside Australia); and

         (d) if sent by fax, are taken to be received at the time shown in the transmission report as the time that the whole fax was sent; and

         (e) despite clauses 13.1(c) and 13.1(d), Communications take effect from the time they are received unless a later time is specified in them provided that if the receipt is on a day which is not a Business Day or is after 5.00pm (addressee's time) it is taken to be received at 9.00am on the following Business Day.

Waiver of notice period

39.2 The Trustee may waive a period of notice required to be given by an Obligor under this deed.

-------------------------------------------------------------------------------
40       Change in Creditors

New Senior Creditor

40.1 A person may only become a Senior Creditor under this deed and be entitled to receive the benefits of a Senior Creditor and be bound by the obligations of a Senior Creditor under this deed if that person has:

         (a) executed two counterparts of a New Creditor Accession Deed in a form and executed in a manner approved by the Trustee (acting reasonably); and

71
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         (b)      delivered the two executed counterparts of the New Creditor
                  Accession Deed to the Trustee for execution by the Trustee;
                  and

         (c) delivered to the Trustee any other document reasonably requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that person,

                                 and an Event of Default or Potential Event of Default will not occur as a result of that person becoming a Senior Creditor under this deed.

New Junior Creditor

40.2 Subject to clause 14.9 ("New Junior Creditor - condition precedent"), a person may only become a Junior Creditor under this deed if that person has:

         (a) agreed to accede to this deed and to receive the benefits of a Junior Creditor and be bound by the obligations of a Junior Creditor under this deed:

                  (i) executing two counterparts of a New Creditor Accession Deed in a form and executed in a manner approved by the Trustee (acting reasonably); and

                  (ii) delivering the two executed counterparts of the New Creditor Accession Deed to the Trustee for execution by the Trustee; and

                  (iii) delivering to the Trustee any other document reasonably requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that person; or

         (b) agreed to be bound by the obligations of a Junior Creditor as if it were a party to this deed as a Junior Creditor by:

                 (i) executing (and arranging for the execution by any relevant Obligor of) three counterparts of a Deed of Subordination in a form and executed in a manner approved by the Trustee (acting reasonably); and

                 (ii) delivering the three executed counterparts of the Deed of Subordination to the Trustee for execution by the Trustee; and

                 (iii) delivering to the Trustee any other document reasonably requested by the Trustee to evidence that the Deed of Subordination is enforceable against that person; or

          (c) demonstrated to the absolute satisfaction of the Trustee and in a manner approved by the Trustee that the Indebtedness owed to it by any Obligor is subordinated on substantially the same terms as Junior Debt is subordinated under this deed.

Change in Senior Creditors

40.3 If any Senior Creditor assigns any of its rights or transfers by novation any of its rights and obligations under any Finance Document (in accordance with the relevant provisions of the relevant Finance Document), it must cause the assignee or transferee to become a new Senior Creditor by:

         (a) executing three counterparts of a New Creditor Accession Deed in a form and executed in a manner approved by the Trustee (acting reasonably); and

          (b) delivering the three executed counterparts of the New Creditor Accession Deed to the Trustee for execution by the Trustee; and

72
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          (c)     delivering to the Trustee any other document reasonably
                  requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that assignee or transferee.

Change in Junior Creditor

40.4 If any Junior Creditor (other than an Obligor) who is a party to this deed assigns any of its rights or transfers by novation any of its rights or obligations under any Junior Finance Document (in accordance with the relevant provisions of the relevant Junior Finance Document), then, subject to clause 14.9 ("New Junior Creditor - condition precedent"), it must cause the assignee or transferee to become a new Junior Creditor by:

         (a) executing three counterparts of a New Creditor Accession Deed which is then in a form and executed in a manner approved by the Trustee (acting reasonably);

         (b) delivering the three executed counterparts of the New Creditor Accession Deed to the Trustee for execution by the Trustee; and

         (c) delivering to the Trustee any other document reasonably requested by the Trustee to evidence that the New Creditor Accession Deed is enforceable against that assignee or transferee.

Effect of Accession

40.5     On and from the Accession Date for a New Creditor:

         (a) the New Creditor becomes bound by this deed and receives the benefits under this deed as if it were a party to this deed;

         (b) in the case of assignment or transfer to the New Creditor, the assigning or transferring party continues to be bound by this deed unless the Relevant Senior Debt or Relevant Junior Debt (as the case may be) is reduced to zero, in which case it is released from any further obligations under this deed; and

(a) each other party continues to be bound by this deed on the basis that the New Creditor is a Creditor.

Authority

40.6 Each other party to this deed (other than any Creditor which is assigning any of its rights or transferring by novation any of its rights and obligations under any Finance Document to the New Creditor) irrevocably authorises the Trustee to execute any New Creditor Accession Deed signed by a New Creditor on its behalf.

40.7 Each Senior Creditor irrevocably authorises the Trustee to execute any Deed of Subordination signed by a new Junior Creditor and an Obligor on its behalf.


Restriction on Senior Creditors

40.8 Notwithstanding anything else in this deed, neither an Obligor nor any Related Entity of an Obligor can accede to this deed as a Senior Creditor.

New Junior Creditor - condition precedent

40.9 If it is proposed that a person become a Junior Creditor after the date of this deed, the Trustee may, as a condition precedent to that person becoming a Junior Creditor, acting reasonably request that it receive from lawyers reasonably approved by the Trustee a legal opinion in form and substance acceptable to the Trustee in connection with the enforceability of the subordination provisions of this deed against that person.

73
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Notice of Change

40.10 The Trustee may treat each Creditor (or any assignee or substitute or New Creditor of which the Trustee has actual notice) as the holder of the benefit of that Creditor's interests and subject to the Creditor's obligations under the relevant Finance Documents for all purposes, unless and until it receives notice to the contrary.

40.11 A Creditor must promptly notify the Trustee of any assignment or novation of that Creditor's rights, benefits or obligations under any Finance Document.

-------------------------------------------------------------------------------
41       General

Set-off

41.1 At any time after an Event of Default and for so long as it subsists, the Trustee or a Senior Creditor may set off any amount due for payment by the Trustee or the Senior Creditor, respectively, to an Obligor against any amount due for payment by that Obligor to the Trustee or the Senior Creditor, respectively, under the Senior Finance Documents.

Certificates

41.2 The Trustee or a Senior Creditor may give an Obligor a certificate about an amount payable or other matter in connection with a Transaction Document. The certificate is sufficient evidence of the amount or other matter, unless it is proved to be incorrect.

Prompt performance

41.3 If this deed specifies when an Obligor agrees to perform an obligation, the Obligor agrees to perform it by the time specified. The Obligor agrees to perform all other obligations promptly.

Discretion in exercising rights

41.4 The Trustee or a Senior Creditor may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless a Transaction Document expressly states otherwise.

Consents

41.5 Each Obligor agrees to comply with all conditions in any consent the Trustee or a Senior Creditor gives in connection with a Transaction Document.

Partial exercising of rights

41.6 If the Trustee or a Senior Creditor does not exercise a right or remedy fully or at a given time, the Trustee or Senior
         Creditor can still exercise it later.

No liability for loss

41.7 None of the Trustee or a Senior Creditor is liable for Loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.

Conflict of interest

41.8 The Trustee's or a Senior Creditor's rights and remedies under this deed may be exercised even if this involves a conflict of duty or the Trustee or the Senior Creditor has a personal interest in their exercise.

Remedies cumulative

74
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41.9     The rights and remedies of the Trustee or a Senior Creditor under this deed are in addition to other rights and remedies given by law independently of this deed.

Rights and obligations are unaffected

41.10 Rights given to the Trustee or a Senior Creditor under this deed and an Obligor's liabilities under it are not affected by any law that might otherwise affect them.

Indemnities

41.11 The indemnities in this deed are continuing obligations, independent of the Obligors' other obligations under this agreement and continue after this deed ends. It is not necessary for the Trustee, or a Senior Creditor to incur expense or make payment before enforcing a right of indemnity under this deed.

Variation and waiver

41.12 Unless this deed expressly states otherwise, a provision of this deed, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

Confidentiality

41.13 The Trustee and each Senior Creditor agree not to disclose information provided by the Obligors that is not publicly available except:

         (a) in connection with any person exercising rights or dealing with rights or obligations under a Transaction Document (including when consulting other Senior Creditors after a Potential Event of Default, an Event of Default or Review Event or in connection with preparatory steps such as negotiating with any potential assignee or potential participant of the Creditor's rights or to any ratings agency for the purposes of securitisation or other person who is considering contracting with the Creditor in connection with a Transaction Document); or

         (b) to a person considering entering into (or who enters into) a credit swap with the Trustee or a Senior Creditor involving credit events relating to the Borrower or any of their Related Entities; or

         (c) to officers, employees, legal and other advisers and auditors of the Trustee or a Senior Creditor; or

         (d) to any party to this agreement or any Related Entity of the Trustee or a Senior Creditor, provided the recipient agrees to act consistently with this clause 15.13; or

         (e)      with the Obligors' consent (not to be unreasonably withheld);
                  or

         (f) as required to be in compliance with any Directive or stock exchange or regulatory authority.

                     The Obligors consent to disclosures made in accordance with this clause 15.13.

75
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Further steps

41.14 The Obligors agree to do anything the Trustee or a Senior Creditor asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the Obligors and any other person intended to be bound under the Senior Finance Documents.

Inconsistent law

41.15 To the extent permitted by law, this deed prevails to the extent it is inconsistent with any law.

Supervening legislation

41.16 Any present or future legislation which operates to vary the obligations of the Obligors in connection with a Finance Document with the result that the Trustee's or a Senior Creditor's , powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Time of the essence

41.17 Time is of the essence in any Senior Finance Document in respect of an obligation of an Obligor to pay money.

Counterparts

41.18 This deed may consist of a number of copies of this deed each signed by one or more parties to the deed. When taken together, the signed copies are treated as making up the one document.

Serving documents

41.19 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 14 (Notices).

                         (i)     TXU Australia (LP) No. 1 Ltd and TXU Australia
                                 (LP) No. 2 Ltd irrevocably appoint TXU
                                 Australia Holdings (AGP) Pty Ltd to
                                 receive any document referred to in this clause 15.19. If, for any reason, TXU Australia Holdings (AGP) Pty Ltd ceases to be able to receive those documents, TXU Australia (LP) No. 1 Ltd and TXU Australia
                                 (LP) No. 2 Ltd must immediately appoint
                                 another person within Victoria to receive any such document and notify the Trustee; and

                         (ii) TXU irrevocably appoints the Borrower to receive any document referred to in this clause 15.19. If , for any reason, the Borrower ceases to be able to receive those documents, TXU must immediately appoint another person within Victoria to receive any such document and notify the Trustee.

Consent by Obligors

41.20 Each Obligor unconditionally and irrevocably consents to any Subsidiary becoming an Obligor after the date of this deed by executing and delivering a New Obligor Accession Deed and agrees that any Subsidiary becoming an Obligor will not adversely affect or prejudice:

         (a)    its obligations under any Finance Document; or

         (b)    the rights of the Creditors under any of the Finance Documents.

76
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Statutory powers

41.21

          (a) The powers of the Trustee under this deed and the Senior Finance Documents any are in addition to any powers the Trustee has under applicable law.

          (b) To the extent not prohibited by law except as required by any Senior Finance Document, before enforcing this deed or exercising any right under the Senior Finance Documents, the Trustee is not required to give any notice or allow the expiration of any time to any person.

-------------------------------------------------------------------------------
42       Governing law, jurisdiction and service of process

42.1     This deed is governed by the law in force in Victoria.

42.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Victoria and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

42.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 13 ("Notices").

EXECUTED as a deed

77
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Schedule 1        Financiers
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NAME OF FINANCIER                     ACN/ARBN/ABN                NOTICE DETAILS
-------------------------------------------------------------------------------------------------------------------
Syndicated Facilities
Financiers
-------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN 11 005 357 522          Level 17
Group Limited                                                     530 Collins Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (03) 9273 3591
                                                                  Attention:        Ms Lisa Rickards

-------------------------------------------------------------------------------------------------------------------
BNP PARIBAS                           ABN 23 000 000 117          60 Castlereagh Street
                                                                  Sydney  NSW  2000

                                                                  Fax:              (02) 9619 6107
                                                                  Attention:        Mr Mark Shenton and Mr David
                                                                                    Monda

-------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston            ABN 17 061 700 712          Level 27
                                                                  101 Collins Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (03) 9280 1844
                                                                  Attention:        Mr Paul Ronchi
                                                                                    Assistant Vice President
-------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                        ABN  34 072 814 058         Level 15
                                                                  120 Collins  Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (03) 8643 9513
                                                                  Attention:        Mr Peter Manis

-------------------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124          Level 14
                                                                  385 Bourke Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9675 7288
                                                                  Attention:        Mr Nick Sankey

-------------------------------------------------------------------------------------------------------------------

ING Bank N.V. (Sydney Branch)         ABN 32 080 178 196          Level 9
                                                                  7 Macquarie Place
                                                                  Sydney  NSW   2000

                                                                  Fax:              (61 2) 9036 8885
                                                                  Attention:        Mr Julian Beaumont
                                                                                    Legal & Compliance Manager
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                   ABN 43 074 112 011          Level 32
                                                                  Grosvenor Place
                                                                  225 George Street
                                                                  Sydney  NSW   2000

                                                                  Fax:              (61 2) 9247 7698
                                                                  Attention:        Mr Ivan Chan
                                                                                    Associate

78
-------------------------------------------------------------------------------------------------------------------
Mizuho Corporate Bank, Ltd            ABN 83 099 031 106          Level 33
                                                                  60 Margaret Street
                                                                  Sydney  NSW   2000

                                                                  Fax:              (61 2) 8273 3999
                                                                  Attention:        Ms Marisa Pruscino
                                                                                    Manager, Corporate Finance
-------------------------------------------------------------------------------------------------------------------
National Australia Bank Limited       ABN 12 004 044 937          Level 33
                                                                  500 Bourke Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 8614 0073
                                                                  Attention:        Mr Richard Coath
                                                                                    Director, Energy & Utilities

-------------------------------------------------------------------------------------------------------------------
The Bank of Tokyo-Mitsubishi, Ltd.    ABN 75 103 418 882          Level 18
Melbourne Branch                                                  600 Bourke Street
                                                                  Melbourne  Vic  3000

                                                                  Fax:              (61 3) 9600 0920
                                                                  Attention:        Mr Robert MacIsacc

-------------------------------------------------------------------------------------------------------------------
UBS AG, Australia Branch              ABN  47 088 129 613         Level 25
                                                                  Governor Phillip Tower
                                                                  1 Farrer Place
                                                                  Sydney   NSW   2000

                                                                  Fax:              (02) 9324 3170
                                                                  Attention:        Ms Celle Raguine
                                                                                    Associate Director

-------------------------------------------------------------------------------------------------------------------
United Overseas Bank Limited          ABN 56 060 785 284          Level 9
                                                                  32 Martin Place
                                                                  Sydney  NSW  2000

                                                                  Fax:              (02) 9221 9152
                                                                  Attention:        Mr Ronald F Griffin
                                                                                    Vice President and Head of
                                                                                    Project Finance and
                                                                                    Syndications

-------------------------------------------------------------------------------------------------------------------
Westpac Banking Corporation           ABN  33 007 457 141         Level 9
                                                                  360 Collins Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9608 3055
                                                                  Attention:        Mr Michael Thompson
-------------------------------------------------------------------------------------------------------------------

79
-------------------------------------------------------------------------------------------------------------------
Working Capital Facility
Financiers
-------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN 11 005 357 522          Level 17
Group Limited                                                     530 Collins Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9273 3591
                                                                  Attention:        Ms Lisa Rickards
-------------------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124          Level 14
                                                                  385 Bourke Street
                                                                  Melbourne  Vic   3000

                                                                  Fax:              (61 3) 9675 7288
                                                                  Attention:        Mr Nick Sankey
-------------------------------------------------------------------------------------------------------------------

80
-------------------------------------------------------------------------------------------------------------------
Schedule 2                 Hedge Counterparties
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
NAME OF HEDGE COUNTERPARTY            ACN/ARBN/ABN              NOTICE DETAILS



---------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking     ABN  11 005 357 522       Level 12
Group Limited                                                   530 Collins Street
                                                                Melbourne  Vic  3000

                                                                Fax:              (03) 9273 1983
                                                                Attention:        Manager, Derivative
                                                                                  Operations

---------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                        ABN 34 072 814 058        Level 15
                                                                120 Collins Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (03) 8643 9513
                                                                Attention:        Mr Peter Manis

---------------------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        ABN 48 123 123 124        Level 1
                                                                120 Pitt Street
                                                                Sydney  NSW  2000

                                                                Fax:              (02) 9312 0106
                                                                Attention:        Executive Manager,
                                                                                  Global Markets

----------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                   ABN  43 074 112 011       270 Park Avenue
                                                                New York  NY  10017-2070

                                                                Fax:              +1 (212) 270 7468
                                                                Attention:        Legal Department
                                                                                  Capital Markets Group

                                                                With a copy to:   Level 26, Grosvenor
                                                                                  Place
                                                                                  225 George Street
                                                                                  Sydney   NSW   2000

                                                                Fax:              (02) 9220 3107
                                                                Attention:        Legal Department,
                                                                                  Capital Markets Group

-----------------------------------------------------------------------------------------------------------------------
National Australia Bank Limited       ABN 12 004 044 937        Level 11
                                                                120 Spencer Street
                                                                Melbourne  Vic   3000

                                                                Fax:              (613) 8641 0810
                                                                Attention:        Manager, Documentation

81
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
NAME OF HEDGE COUNTERPARTY            ACN/ARBN/ABN              NOTICE DETAILS
------------------------------------------------------------------------------------------------------------------------
Societe Generale Australia Branch     ABN  71 092 516 286       Level 21
                                                                400 George Street
                                                                Sydney  NSW   2000

                                                                Fax:              (61 2) 9233 1779
                                                                Attention:        Legal Department

------------------------------------------------------------------------------------------------------------------------
The Toronto-Dominion Bank             ABN 74 082 818 175        Level 24
                                                                9 Castlereagh Street
                                                                Sydney  NSW  2000

                                                                Fax:              (61 2) 9619 8800
                                                                Attention:        Managing Director,
                                                                                  Credit

------------------------------------------------------------------------------------------------------------------------
UBS AG, Australia Branch              ABN 47 088 129 613        5 Temasek Boulevard
                                                                18-00 Suntec Tower Five
                                                                Singapore  038985

                                                                Fax:              +65 6431 8606
                                                                Attention:        Legal & Compliance
                                                                                  Department

------------------------------------------------------------------------------------------------------------------------
Westpac Banking Corporation           ABN 33 007 457 141        Level 9
                                                                360 Collins Street
                                                                Melbourne  Vic  3000

                                                                Fax:              (03) 9608 3055
                                                                Attention:        Mr Michael Thompson
------------------------------------------------------------------------------------------------------------------------

82
-------------------------------------------------------------------------------

Schedule 3        New Creditor Accession Deed
-------------------------------------------------------------------------------


DEED dated

BETWEEN:

[              ] (the ("New Creditor"); and

[[* if assignment or novation][          ] (the ("Retiring Creditor"); and]

[                 ] (the ("Trustee") for itself and on behalf of the other
parties to the Deed of Common Terms.

DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this deed:

         (a) " Deed of Common Terms" means the deed of common terms dated 24 February 1999 between the Trustee and others, as amended.

1.2      Interpretation

         Clause 1.2 of the Deed of Common Terms applies to this deed.

2.       ACCESSION AND RELEASE

2.1 [[* if New Creditor by assignment or novation]With effect from and including [the date of this deed/other date as appropriate]:

         (a) the New Creditor assumes the obligations and acquires the rights of the Retiring Creditor [or specify portion of rights acquired] under the Deed of Common Terms, and each [Senior/Junior] Finance Document, as a [Senior/Junior] Creditor;

         (b) each other party to the Deed of Common Terms and each [Senior/Junior] Finance Document acquires corresponding rights against and assumes corresponding obligations towards the New Creditor; and

         (c) the Retiring Creditor is released from its obligations [or specify portion of obligations] under the Deed of Common Terms but without prejudice to any existing liability).]

2.2 [[* If New Creditor not by assignment or novation] With effect from and including [the date of this deed/other date as appropriate]:

         (a) the New Creditor assumes the obligations and acquires the rights of a [Senior/Junior] Creditor under the Deed of Common Terms; and

         (b) each other party to the Deed of Common Terms and each [Senior/Junior] Finance Document acquires corresponding rights against and assumes corresponding obligations towards the New Creditor.]

2.3 This deed and [nominate any other document] is a [Senior/Junior] Finance Document and the New Creditor is a [Senior Creditor/Junior Creditor] for the purposes of the Deed of Common Terms.

83
-------------------------------------------------------------------------------
2.4 The New Creditor consents to the amendments contemplated by the Amending Deed and agrees to be bound by the Amending Deed.

3.       NOTICES

         For the purpose of the [Senior/Junior] Finance Documents, the address for correspondence of the New Creditor is the address set out below: [ ]

4.       LAW
         This deed is governed by the laws of the Victoria.

5.       ATTORNEYS
         Each attorney executing this certificate states that he or she has no notice of revocation or suspension of his or her power of attorney.

EXECUTED as a deed.

[Execution provisions]


84
--------------------------------------------------------------------------------------------------------

Schedule 4                 Notices
--------------------------------------------------------------------------------------------------------
Borrower and Obligors                                          TXU

Address:          Level 33                                     Address:          Energy Plaza
                  385 Bourke Street                                              1601 Bryan Street
                  Melbourne  Vic  3000                                           Dallas, Texas 75201
                                                                                 United States of America
Fax:              (61 3) 8628 0925
                                                               Fax:              (214) 812 2488
Attention:        Assistant Treasurer                          Attention:        Treasurer

Trustee                                                        Financiers

Address:          Level 12                                     As set out in schedule 1
                  530 Collins Street
                  Melbourne  Vic   3000
                                                               Hedge Counterparties
Fax:              9273 3539
Tel:              9273 1758                                    As set out in schedule 2

Attention:        Transaction Management & Execution,
                  Credit Origination and Sales


85
-------------------------------------------------------------------------------
Schedule 5        - Deed of Subordination
-------------------------------------------------------------------------------
Dated:

Parties:                         [          ] ("Subordinated Creditor")

                                 [          ] ("Obligor")

                                 [          ] ("Trustee") for itself and on
                                 behalf of the Senior Creditors under the Deed of Common Terms

-------------------------------------------------------------------------------
20       Definitions and Interpretation

Definitions

20.1 In this deed, the following words have these meanings unless the contrary intention appears:

                                 Deed of Common Terms means the deed of common terms dated 24 February 1999 between the Trustee and others as amended.

                                 Final Redemption Date has the meaning given to it in the Loan Note Subscription Agreement.

                                 Subordinated Debt means any amount actually or contingently owing by the Obligor to the Subordinated Creditor [under or in connection with the Subordinated Debt Documents].

                                 Subordinated Debt Documents means [specify details of subordinated debt documents].

20.2 Terms defined in the Deed of Common Terms have the same meaning in this deed.

Interpretation

20.3     Clause 1.2 of the Deed of Common Terms applies to this deed.

-------------------------------------------------------------------------------
21       Subordination

21.1     With effect from and including the [date of this deed]:

         (a) the Subordinated Creditor and Obligor agree with the Trustee that the Subordinated Debt is subordinated to the Senior Debt in the same manner as Junior Debt is subordinated to the Senior Debt in accordance with the Deed of Common Terms and as if references in the Deed of Common Terms to:

               (i) Junior Creditor included a reference to the Subordinated Creditor;

               (ii)  Junior Debt included a reference to the Subordinated Debt;
                     and

               (iii) Junior Finance Documents included a reference to the
                     Subordinated Debt Documents; and

86
-------------------------------------------------------------------------------
         (b) the Subordinated Creditor agrees to be bound by, and to assume the obligations of a Junior Creditor as if it were a party to the Deed of Common Terms; and

         (c) the Subordinated Creditor acknowledges that the Trustee on its own behalf and on behalf of the Senior Creditors acquires corresponding rights against the Subordinated Creditor as if it were a party to the Deed of Common Terms.

21.2 The subordination of the Subordinated Debt is intended to operate as a "debt subordination" (as defined in section 563C(2) of the Corporations Act 2001 (C'th)) by the Subordinated Creditor.

-------------------------------------------------------------------------------
22       Laws

                         This deed is governed by the law in force in Victoria.

EXECUTED as a deed.


[Execution clauses]

87
-------------------------------------------------------------------------------
Schedule 6                        New Obligor Accession Deed
--------------------------------------------------------------------------------

DEED dated

BETWEEN:

         [*] [(ACN [*])] (the "New Obligor"); and

         [*] (the "Trustee") for itself and on behalf of the other parties to the Deed of Common Terms.

OPERATIVE PROVISIONS:

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this deed "Deed of Common Terms" means the deed of common terms dated [*] between [ ], the Trustee and others.

         Definitions in the Deed of Common Terms apply in this deed.

1.2      Interpretation

         Clause 1.2 of the Deed of Common Terms applies to this deed.

2.       ACCESSION

         With effect from and including the [date of this deed]:

         (a) the New Obligor assumes the obligations and acquire the rights of Obligor under the Deed of Common Terms

                (b) each other party to the Deed of Common Terms acquires corresponding rights against and assumes corresponding obligations towards the New Obligor as an Obligor: and

         (c) the New Obligor represents and warrants to and for the benefit of each Senior Creditor each of the representations and warranties in clause 5.1 of the Deed of Common Terms.

3.         NOTICES

       For the purpose of the Finance Documents, the address for correspondence of the New Obligor is the address set out below: [ ]

4.     LAW

       This deed is governed by the laws of Victoria.

5.     ATTORNEYS

       Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

[Execution provisions]

88
-------------------------------------------------------------------------------
Schedule 7                        Obligor - Deed of Release
--------------------------------------------------------------------------------

DEED dated

BETWEEN:

       [*] [(ACN [*])] (the "Obligor"); and

       [*] (the "Trustee") for itself and on behalf of the other parties to the Deed of Common Terms.

OPERATIVE PROVISIONS:

1.     DEFINITIONS AND INTERPRETATION

1.1    Definitions

       In this deed "Deed of Common Terms" means the deed of common terms dated [*] between [ ], the Trustee and others.

       Definitions in the Deed of Common Terms apply in this deed.

1.2    Interpretation

       Clause 1.2 of the Deed of Common Terms applies to this deed.

2.     RELEASE

       With effect from and including the [date of this deed]:

       (a) the Obligor, who has been designated as an Unrestricted Subsidiary is released from its obligations as an Obligor under the Deed of Common Terms and ceases to be a party to the Deed of Common Terms; and

       (b) the Obligor acknowledges that this discharge does not prejudice any accrued right of or obligation of the Obligor, prior to the date of this deed.

3.     LAW

       This deed is governed by the laws of Victoria.

4.     ATTORNEYS

       Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

[Execution provisions]

89
--------------------------------------------------------------------------------
Schedule 8                        Deed of Release (Guarantor)
--------------------------------------------------------------------------------

DEED dated

BETWEEN:

        [*] [(ACN [*])] (the "Guarantor"); and

        [*] (the "Trustee") for itself and on behalf of the other parties to the Deed of Common Terms.

OPERATIVE PROVISIONS:

1.     DEFINITIONS AND INTERPRETATION

1.1    Definitions

       In this deed "Deed of Common Terms" means the deed of common terms dated [*] between [ ], the Trustee and others.

       Definitions in the Deed of Common Terms apply in this deed.

1.2    Interpretation

       Clause 1.2 of the Deed of Common Terms applies to this deed.

2.     RELEASE

       With effect from and including the [date of this deed]:

       (a) the Guarantor, is released from its obligations (other than liability under clause 11 of the IPO Guarantee) as a Guarantor under the IPO Guarantee and ceases to be a party to the IPO Guarantee and to the Deed of Common Terms as a "Guarantor"; and

       (b) the Guarantor acknowledges that this discharge does not prejudice any accrued right of or obligation of the Guarantor, prior to the date of this deed.

3.     LAW

       This deed is governed by the laws of Victoria.

4.     ATTORNEYS

       Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

[Execution provisions]

90
--------------------------------------------------------------------------------
Execution page
--------------------------------------------------------------------------------

1
-------------------------------------------------------------------------------
Contents                          Deed of Common Terms
-------------------------------------------------------------------------------
1        Interpretation                                                      1
-------------------------------------------------------------------------------

2        Declaration of trust                                               27
-------------------------------------------------------------------------------

3        Duties, Powers and Rights of Trustee                               27

Authority of Trustee                                                        27
Extent of authority and obligations                                         27
Senior Creditors bound                                                      27
Excluded roles and duties                                                   27
After consultation and instructions                                         28
Matters requiring instructions from all Senior Creditors                    28
Matters requiring instructions from a Majority of Senior Creditors          29
Matters requiring instructions from relevant Senior Creditors               29
Overriding instructions                                                     30
Without consultation or instructions                                        30
Trustee's actions                                                           30
Senior Creditor's instructions                                              30
Trustee's obligations                                                       31
Trustee's awareness of certain events                                       32
Trustee may assume compliance                                               32
Limit on disclosure obligations                                             32
No further obligations                                                      32
Individual responsibility of Senior Creditors                               32
Exoneration of Trustee                                                      33
Trustee in capacity of a Senior Creditor                                    34
Trustee dealing in different capacities                                     34
Notice of transfer                                                          34
Senior Creditor to pay over amounts received directly                       34
Pro-rata refunds                                                            35
Proceeds of litigation                                                      35
Amendment to Deed                                                           35
Senior Creditors to indemnify against non-payment                           36
The Borrower's back-to-back indemnity                                       36
Funds before acting                                                         36
If a Senior Creditor does not fund                                          36
Borrower's costs obligation not affected                                    37
Compliance may be assumed                                                   37
Trustee is not responsible for Senior Creditor's breach                     37
Delegation by Trustee                                                       37
Trustee may rely on communications and opinions                             38
Force majeure                                                               38
No responsibility for force majeure                                         38
Authority to Execute                                                        38
Restriction on Senior Creditors exercising rights                           38
-------------------------------------------------------------------------------
4        Subordination                                                      38

Subordination                                                               38
Rights and obligations following an Event                                   39
Junior Creditor Undertakings                                                39
Permitted Junior Creditor Payments                                          40
Obligors                                                                    40
Revocation of Approvals                                                     41
Preservation of Senior Creditor's Rights                                    41

2
-------------------------------------------------------------------------------
Power of Attorney                                                           43
Corporations Act 2001 (C'th)                                                43
TXU                                                                         43

-------------------------------------------------------------------------------
5        Representations and warranties                                     44

Representations and warranties                                              44
Continuation of representations and warranties                              47

-------------------------------------------------------------------------------
6        Undertakings                                                       47

General undertakings                                                        47
Hedge Undertakings                                                          52
Accession of Hedge Counterparties                                           52
Notification of Hedge Exposures                                             53
Restricted and Unrestricted Subsidiaries Undertakings                       53
Negative Undertakings                                                       55
Financial Undertakings                                                      57
Changes in Australian Accounting Standards                                  58

--------------------------------------------------------------------------------
7        Events of Default                                                  58

Events of default                                                           58
Consequences of default                                                     62

--------------------------------------------------------------------------------
8        Review Event                                                       63
-------------------------------------------------------------------------------

9        Distribution of Recovered Money                                    64
-------------------------------------------------------------------------------

10       Replacement of Trustee                                             65

Removal of Trustee                                                          65
Resignation                                                                 65
Effect of resignation or removal                                            65
Assurances                                                                  66
Appointment of successor Trustee                                            66

-------------------------------------------------------------------------------
11       Limitation on Liability                                            67
-------------------------------------------------------------------------------

12       Costs, charges, expenses and indemnities                           67

What the Borrower agrees to pay                                             67
Indemnity                                                                   68
Items included in loss, liability and Costs                                 68
Payment of third party losses                                               69
Currency conversion on judgment debt                                        69
Trustee fees                                                                69

-------------------------------------------------------------------------------
13       Notices                                                            70

Form                                                                        70
Waiver of notice period                                                     70

-------------------------------------------------------------------------------
14       Change in Creditors                                                70

New Senior Creditor                                                         70
New Junior Creditor                                                         71
Change in Senior Creditors                                                  71
Change in Junior Creditor                                                   72
Effect of Accession                                                         72
Authority                                                                   72
Restriction on Senior Creditors                                             72

3
-------------------------------------------------------------------------------
New Junior Creditor - condition precedent                                   72
Notice of Change                                                            73

-------------------------------------------------------------------------------
15       General                                                            73

Set-off                                                                     73
Certificates                                                                73
Prompt performance                                                          73
Discretion in exercising rights                                             73
Consents                                                                    73
Partial exercising of rights                                                73
No liability for loss                                                       73
Conflict of interest                                                        73
Remedies cumulative                                                         73
Rights and obligations are unaffected                                       74
Indemnities                                                                 74
Variation and waiver                                                        74
Confidentiality                                                             74
Further steps                                                               75
Inconsistent law                                                            75
Supervening legislation                                                     75
Time of the essence                                                         75
Counterparts                                                                75
Serving documents                                                           75
Consent by Obligors                                                         75
Statutory powers                                                            76

-------------------------------------------------------------------------------
16       Governing law, jurisdiction and service of process                 76

Definitions                                                                 85
Interpretation                                                              85
i
-------------------------------------------------------------------------------
                                Dated 24 February 1999

                                 Deed of Common Terms (IPO)
                            TXU Australia Holdings Pty Ltd
                         (as the "Borrower" and as an "Obligor")
                           TXU Australia Holdings (AGP) Pty Ltd
                             TXU Australia (LP) No 1 Limited
                              TXU Australia (LP) No 2 Limited
                             ("Partnership" and as an ("Obligor")
                                    Each of the Guarantors
                           (as a "Guarantor" and as an "Obligor")
                                         TXU Corp.
                                          ("TXU")
                            TXU Australia Holdings (AGP) Pty Ltd
                              TXU Australia (LP) No. 1 Limited
                              TXU Australia (LP) No. 2 Limited
                                   ("Junior Creditors")
                         Each of the financial institutions specified in
                                       schedule 1
                                  ("Financiers") Each of the
                            financial institutions specified in
                                        schedule 2
                                 ("Hedge Counterparties")
                          Australia and New Zealand Banking Group Limited
                                 ("Syndicated Facilities Agent")
                                 ANZ Fiduciary Services Pty Ltd
                                        ("Trustee")


                                   Mallesons Stephen Jaques
                                          Rialto
                                     525 Collins Street
                                      Melbourne Vic 3000
                                 Telephone (61 3) 9643 4000
                                     Fax (61 3) 9643 5999
                                       DX 101 Melbourne
                                          Ref: MLB:JLC
                                           7114475_8